THE MUNDER FUNDS

Munder Series Trust

Munder Asset Allocation Fund – Balanced

Munder Bond Fund

Munder Cash Investment Fund

Munder Energy Fund

Munder Index 500 Fund

Munder International Equity Fund

Munder International Fund – Core Equity

Munder International Small-Mid Cap Fund

Munder Internet Fund

Munder Large-Cap Growth Fund

Munder Large-Cap Value Fund

Munder Micro-Cap Equity Fund

Munder Series Trust II

Munder Healthcare Fund

Munder Mid-Cap Core Growth Fund

Munder Mid-Cap Value Fund

Munder Multi-Cap Growth Fund

Munder S&P® MidCap Index Equity Fund

Munder S&P® SmallCap Index Equity Fund

Munder Small-Cap Value Fund

Munder Small-Mid Cap Fund

Munder Small-Mid Cap 130/30 Fund

Munder Tax-Free Money Market Fund

Munder Tax-Free Short & Intermediate Bond Fund

Munder Technology Fund

(collectively, the “Funds”)

STATEMENT OF ADDITIONAL INFORMATION

Dated October 31, 2008

This Statement of Additional Information (“SAI”), which has been filed with the Securities and Exchange Commission (“SEC”), provides supplementary information pertaining to all classes of shares representing interests in each of the investment portfolios listed above (“Funds”). The investment advisor for the Funds is Munder Capital Management (“MCM” or “Advisor”). This SAI is not a prospectus, and should be read only in conjunction with the relevant prospectus for the Funds (each a “Prospectus”). The Prospectuses for all of the Funds are dated October 31, 2008. The financial statements for the Funds including the notes thereto, dated June 30, 2008, are incorporated by reference into this SAI from the annual reports of the Funds. A copy of the Prospectuses and annual and semi-annual reports may be obtained free of charge through Funds Distributor, LLC (“Distributor”), or by calling the Funds at (800) 438-5789.

The Munder Cash Investment Fund and the Munder Tax-Free Money Market Fund are closed to new shareholder accounts.

An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

SAIANNUAL1008

No person has been authorized to give any information or to make any representations not contained in this SAI or in each Prospectus in connection with the offering made by each Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Funds or the Distributor. The Prospectuses do not constitute an offering by the Funds or by the Distributor in any jurisdiction in which such offering may not lawfully be made.

FUND HISTORY AND GENERAL INFORMATION

The following investment companies and their portfolios are described in this SAI:

Munder Series Trust (“MST”)

Munder Asset Allocation Fund - Balanced (“Asset Allocation Fund - Balanced”)

Munder Bond Fund (“Bond Fund”)

Munder Cash Investment Fund (“Cash Investment Fund”)

Munder Energy Fund (“Energy Fund”)

Munder Index 500 Fund (“Index 500 Fund”)

Munder International Equity Fund (“International Equity Fund”)

Munder International Fund – Core Equity (“International Fund – Core Equity”)

Munder International Small-Mid Cap Fund (“International Small-Mid Cap Fund”)

Munder Internet Fund (“Internet Fund”)

Munder Large-Cap Growth Fund (“Large-Cap Growth Fund”)

Munder Large-Cap Value Fund (“Large-Cap Value Fund”)

Munder Micro-Cap Equity Fund (“Micro-Cap Equity Fund”)

Munder Mid-Cap Core Growth Fund (“Mid-Cap Core Growth Fund”)

Munder Mid-Cap Value Fund (“Mid-Cap Value Fund”)

Munder Multi-Cap Growth Fund (“Multi-Cap Growth Fund”)

Munder S&P® MidCap Index Equity Fund (“S&P® MidCap Index Equity Fund”)

Munder S&P® SmallCap Index Equity Fund (“S&P® SmallCap Index Equity Fund”)

Munder Small-Cap Value Fund (“Small-Cap Value Fund”)

Munder Small-Mid Cap Fund (“Small-Mid Cap Fund”)

Munder Small-Mid Cap 130/30 Fund (“Small-Mid Cap 130/30 Fund”)

Munder Tax-Free Money Market Fund (“Tax-Free Money Market Fund”)

Munder Tax-Free Short & Intermediate Bond Fund (“Tax-Free Short & Intermediate Bond Fund”)

Munder Technology Fund (“Technology Fund”)

Munder Series Trust II (“MST II”)

Munder Healthcare Fund (“Healthcare Fund”)

MST and MST II are each open-end management investment companies that make up The Munder Funds family of mutual funds. MST was organized as a Delaware statutory trust on January 31, 2003. MST II (formerly known as the Munder Framlington Funds Trust) was organized as a Massachusetts business trust on October 30, 1996. Each of the Funds is a diversified mutual fund. MST and MST II are referred to in this SAI collectively as the “Munder Funds.”

On August 19, 2008, the Board of Trustees determined that the liquidation and dissolution of each of the Cash Investment Fund and the Tax-Free Money Market Fund is in the best interest of the respective Fund and its shareholders, and each Fund was closed to new shareholder accounts on September 2, 2008.

On February 14, 2006, the MST Board of Trustees approved a change in each of the S&P® MidCap Index Equity Fund and the S&P® SmallCap Index Equity Fund’s fiscal year end from December 31 to June 30.

For those Funds that have had a change in name or change in legal entity, the following lists such Funds’ previous names and legal entities:

Asset Allocation Fund – Balanced
Former Names:
Munder Balanced Fund	01/31/1995 – 05/18/2006
Ambassador Balanced Fund	04/13/1993 – 01/31/1995

Former Entities:
Munder Funds Trust	01/31/1995 – 06/13/2003
Ambassador Funds	04/13/1993 – 01/31/1995

Bond Fund
Former Names:
Ambassador Bond Fund	12/01/1991 – 01/31/1995
Former Entities:
Munder Funds Trust	01/31/1995 – 06/13/2003
Ambassador Funds	12/01/1991 – 01/31/1995

Cash Investment Fund
Former Names:
Ambassador Money Market Fund	03/14/1990 – 01/31/1995
Former Entities:
Munder Funds Trust	01/31/1995 – 06/13/2003
Ambassador Funds	03/14/1990 – 01/31/1995

Energy Fund
Former Names:
Power Plus Fund	03/13/2001 – 04/16/2006
Former Entities:
Munder Funds, Inc.	03/13/2001 – 06/13/2003

Healthcare Fund
Former Names:
Framlington Healthcare Fund	12/31/1996 – 10/31/2002
Former Entities:
Munder Framlington Funds Trust	12/31/1996 – 11/09/2004

Index 500 Fund
Former Names:
Ambassador Indexed Stock Fund	12/01/1991 – 01/31/1995
Former Entities:
Munder Funds Trust	01/31/1995 – 06/13/2003
Ambassador Funds	12/01/1991 – 01/31/1995

International Equity Fund
Former Names:
Ambassador International Stock Fund	12/01/1991 – 01/31/1995
Former Entities:
Munder Funds Trust	01/31/1995 – 06/13/2003
Ambassador Funds	12/01/1991 – 01/31/1995

Internet Fund
Former Names:
Munder NetNet Fund	10/27/1998 – 05/18/2005
NetNet Fund	08/19/1996 – 10/27/1998
Former Entities:
Munder Funds, Inc.	08/19/1996 – 10/30/2003

Large-Cap Growth Fund
Former Names:
Munder Large-Cap Core Growth Fund	05/18/2005 – 06/19/2007
Munder Multi-Season Growth Fund	04/29/1993 – 05/18/2005
Former Entities:
Munder Funds, Inc.	04/29/1993 – 06/13/2003

Large-Cap Value Fund
Former Names:
Munder Equity Income Fund	02/25/2000 – 10/31/2001
Munder Growth & Income Fund	01/31/1995 – 02/25/2000
Ambassador Growth & Income Fund	07/05/1994 – 01/31/1995
Former Entities:
Munder Funds Trust	01/31/1995 – 06/13/2003
Ambassador Funds	07/05/1994 – 01/31/1995

Micro-Cap Equity Fund
Former Entities:
Munder Funds, Inc.	12/26/1996 – 06/13/2003

Mid-Cap Core Growth Fund
Former Names:
Munder MidCap Select Fund	02/26/2001 – 05/18/2005
Munder Growth Opportunities Fund	06/24/1998 – 02/26/2001
Former Entities:
Munder Funds, Inc.	06/24/1998 – 06/13/2003

S&P MidCap Index Equity Fund
Former Names:
Munder Institutional S&P MidCap Index Equity Fund	02/13/1998 – 04/30/2003
Former Entities:
St. Clair Funds, Inc.	02/13/1998 – 04/30/2003

S&P SmallCap Index Equity Fund
Former Names:
Munder Institutional S&P SmallCap Index Equity Fund	08/07/1997 – 04/30/2003
Former Entities:
St. Clair Funds, Inc.	08/07/1997 – 04/30/2003

Small-Cap Value Fund
Former Entities:
Munder Funds, Inc.	12/26/1996 – 06/13/2003

Tax-Free Money Market Fund
Former Names:
Ambassador Tax-Free Money Market Fund	03/14/1990 – 01/31/1995
Former Entities:
Munder Funds Trust	01/31/1995 – 06/13/2003
Ambassador Funds	03/14/1990 – 01/31/1995

Tax-Free Short & Intermediate Bond Fund
Former Names:
Munder Tax-Free Short-Intermediate Bond Fund	03/26/1999 – 06/13/2003
Munder Tax-Free Intermediate Bond Fund	01/31/1995 – 03/26/1999
Ambassador Tax-Free Intermediate Bond Fund	11/20/1992 – 01/31/1995
St. Clair Tax-Free Intermediate Bond Fund	02/09/1987 – 11/20/1992
Former Entities:
Munder Funds Trust	01/31/1995 – 06/13/2003
Ambassador Funds	11/20/1992 – 01/31/1995
St. Clair Tax-Free Fund, Inc.	02/09/1987 – 11/20/1992

Technology Fund
Former Names:
Munder Future Technology Fund	08/26/1999 – 10/30/2003
Former Entities:
Munder Funds, Inc.	08/26/1999 – 10/30/2003

As stated in each Prospectus, the investment advisor of each Fund is Munder Capital Management, a Delaware general partnership. As of the date of this SAI, the partners of MCM are Munder Capital Holdings, LLC, which owns approximately 99.4% of MCM, and Munder Capital Holdings II, LLC, which owns approximately 0.6% of Munder Capital Management. As of June 30, 2008, the ownership of MCM was as follows: MCM employees held partnership units representing 25.2% of the firm’s value with an opportunity to increase their interest to over 30% (or approximately 35% of the outstanding voting power) within the next four years; Crestview Partners GP, L.P. and its affiliates held units representing 63% of the firm’s value; and other minority-interest investors held units totaling 11.8% of the value. World Asset Management, Inc., a Delaware corporation, (“World”) serves as the sub-advisor to the Index 500 Fund, the S&P® MidCap Index Equity Fund and the S&P® SmallCap Index Equity Fund (referred to collectively herein as the “Index Funds”). World is an indirect, wholly-owned subsidiary of Comerica Incorporated (“Comerica”). Prior to December 29, 2006, MCM was an indirect subsidiary of Comerica, which owned or controlled approximately 96% (89% on a fully diluted basis) of the partnership interests in MCM.

Capitalized terms used in this SAI and not otherwise defined have the same meanings as are given to them in each Prospectus.

FUND INVESTMENTS

The following supplements the information contained in each Prospectus concerning the investment objectives and policies of each of the Funds. Each Fund’s investment objective or goal is a non-fundamental policy and may be changed without the authorization of the holders of a majority of the Fund’s outstanding shares. The Tax-Free Short & Intermediate Bond Fund and the Tax-Free Money Market Fund each have a fundamental policy to invest, under normal circumstances, at least 80% of its respective assets in securities, the interest from which is exempt from regular Federal income tax. All other investment policies, unless specifically designated as fundamental, are non-fundamental policies and may be changed by the Boards of Trustees (“Board”) without the authorization of the Fund’s shareholders. Certain Funds have investment strategies to invest in a specific type of investment implied by the Fund’s name. These strategies may not be changed without 60 days’ prior notice to shareholders. There can be no assurance that any Fund will achieve its objective or goal.

In determining the rating of an investment, the Funds may rely on credit ratings issued by credit rating agencies registered with the SEC as “nationally recognized statistical rating organizations” (“NRSROs”). Moody’s Investors Service (“Moody’s”), Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc., (“S&P®”) and Fitch Ratings Ltd. (“Fitch”) are each registered as an NRSRO. A description of the applicable credit ratings of these NRSROs is set forth in Appendix A to this SAI.

For purposes of this SAI, the Energy Fund, Healthcare Fund, Index 500 Fund, International Equity Fund, International Fund – Core Equity, International Small-Mid Cap Fund, Internet Fund, Large-Cap Growth Fund, Large-Cap Value Fund, Micro-Cap Equity Fund, Mid-Cap Core Growth Fund, Mid-Cap Value Fund, Multi-Cap Growth Fund, S&P® MidCap Index Equity Fund, S&P® SmallCap Index Equity Fund, Small-Cap Value Fund, Small-Mid Cap Fund, Small-Mid Cap 130/30 Fund and Technology Fund are referred to as the “Equity Funds”; the Tax-Free Short & Intermediate Bond Fund is referred to as the “Tax-Free Bond Fund”, and the Cash Investment Fund and Tax-Free Money Market Fund are referred to as the “Money Market Funds.” In addition, any references to investment limitations or permissible investments for the Bond Fund or the Equity Funds will also apply to the Asset Allocation Fund - Balanced.

To the extent that a reference in this section refers to the “Advisor,” such reference should also be read to refer to World with respect to the Index Funds where the context requires.

Asset-Backed Securities. The Bond Fund and the Cash Investment Fund may purchase asset-backed securities (i.e., securities backed by mortgages, installment sales contracts, credit card receivables or other assets). The average life of asset-backed securities varies with the maturities of the underlying instruments. The average life of an asset-backed instrument is likely to be substantially less than the original maturity of the asset pools underlying the securities as the result of unscheduled principal payments and prepayments. The rate of such prepayments, and hence the life of the securities, will be primarily a function of current interest rates and current conditions in the relevant markets. Because of these and other reasons, an asset-backed security’s total return may be difficult to predict precisely.

Bank Obligations. Each of the Funds may purchase U.S. dollar-denominated bank obligations, including certificates of deposit, bankers’ acceptances, bank notes, deposit notes and interest-bearing savings and time deposits, issued by U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. For this purpose, the assets of a bank or savings institution include the assets of both its domestic and foreign branches. The Funds will invest in the obligations of domestic banks and savings institutions only if their deposits are federally insured. Investments by a Fund (other than the Money Market Funds) in (i) obligations of domestic banks and (ii) obligations of foreign banks and foreign branches of domestic banks each will not exceed 25% of the Fund’s total assets at the time of investment.

Non-domestic bank obligations include Eurodollar Certificates of Deposit (“ECDs”), which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits (“ETDs”), which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits (“CTDs”), which are essentially the same as ETDs except they are issued by Canadian offices of major Canadian banks; Schedule Bs, which are obligations issued by Canadian branches of foreign or domestic banks; Yankee Certificates of Deposit (“Yankee CDs”), which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States; and Yankee Bankers’ Acceptances (“Yankee BAs”), which are U.S. dollar-denominated bankers’ acceptances issued by a U.S. branch of a foreign bank and held in the United States. Although a Fund will invest in obligations of foreign banks or foreign branches of U.S. banks only when the Advisor deems the instrument to present minimal credit risks, such investments may nevertheless entail risks that are different from those of investments in domestic obligations of U.S. banks due to differences in political, regulatory and economic systems and conditions.

Borrowing. Each Fund is authorized to borrow money as permitted under the Investment Company Act of 1940, as amended (“1940 Act”), and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Borrowing may be unsecured. The 1940 Act requires a mutual fund to maintain continuous asset coverage of 300% of the amount borrowed. If the 300% asset coverage declines as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Borrowed funds are subject to interest costs that may or may not be offset by amounts earned on the borrowed funds. A Fund may also be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fees to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. Each Fund may, in connection with permissible borrowings, transfer, as collateral, securities owned by the Fund.

Commercial Paper. Each Fund may invest in commercial paper, including tax-exempt commercial paper (i.e., short term promissory notes issued by corporations). Each Fund, except the Money Market Funds, may invest in commercial paper of issuers rated, at the time of purchase, in one of the two highest rating categories by at least one NRSRO. Investments by each of the Money Market Funds will consist of issuers rated, at the time, in one of the two highest rating categories by an NRSRO if rated by only one NRSRO, or by two NRSROs if rated by more than one NRSRO. To the extent that the ratings accorded by NRSROs may change as a result of changes in their rating systems, the Funds will attempt to use comparable ratings as standards for its investments, in accordance with the investment policies contained herein. Where necessary to ensure that an instrument meets, or is of comparable quality to, a Fund’s rating criteria, the Fund may require that the issuer’s obligation to pay the principal of, and the interest on, the instrument be backed by insurance or by an unconditional bank letter or line of credit, guarantee, or commitment to lend. In addition, each of the Funds may acquire commercial paper and corporate bonds of issuers that are not rated but are determined by the Advisor at the time of purchase to be of comparable quality to instruments of issuers that may be acquired by such Fund as previously described.

Credit Default Swaps. The Bond Fund may enter into credit default swap agreements. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. A credit default swap agreement may have as reference obligations one or more securities that are not currently held by the Fund. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, the Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

Credit default swap agreements involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to general market risks, illiquidity risk associated with a particular issuer, and credit risk, each of which will be similar in either case, credit default swaps are subject to the risk of illiquidity within the credit default swap market on the whole, as well as counterparty risk. The Fund will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. The Fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Fund). In connection with credit default swaps with physical settlements in which the Fund is the seller, the Fund will designate or segregate cash or liquid assets on the Fund’s records with a value at least equal to the full notional amount of the swap (minus any amounts owed to the Fund) or enter into offsetting transactions. For credit default swaps with cash settlements, sales of protection require the Fund to designate or segregate on its records cash or liquid assets equal to par minus current market value. Such segregation will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of the Fund’s portfolio. Such segregation will not limit the Fund’s exposure to loss.

Depositary Receipts and New York Registered Shares. Depositary receipts are instruments generally issued by domestic banks or trust companies that represent the deposits of a security of a foreign issuer. Generally, investors may pay a fee to convert depositary receipts to the home-market shares.

To the extent a Fund may invest in foreign securities (see below), it may purchase American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), Holding Company Depositary Receipts (“HOLDRs”), New York Registered Shares (“NYRs”) or American Depositary Shares (“ADSs”). ADRs are traded in U.S. dollars on U.S. exchanges or over-the-counter, are typically issued by a U.S. bank or trust company, and evidence ownership of underlying foreign securities. Certain institutions issuing ADRs may not be sponsored by the issuer. A non-sponsored depositary may not provide the same shareholder information that a sponsored depositary is required to provide under its contractual arrangements with the issuer. EDRs are issued by European financial institutions and typically trade in Europe and GDRs are issued by European financial institutions and typically trade in both Europe and the United States. HOLDRs trade on the American Stock Exchange and are fixed baskets of U.S. or foreign stocks that give an investor an ownership interest in each of the underlying stocks. NYRs, also known as Guilder Shares since most of the issuing companies are Dutch, are dollar-denominated certificates issued by foreign companies specifically for the U.S. market. ADSs are shares issued under a deposit agreement that represents an underlying security in the issuer’s home country. (An ADS is the actual share trading, while an ADR represents a bundle of ADSs.) Investments in these types of securities involve similar risks to investments in foreign securities.

Generally, foreign security depositary receipts in registered form are designed for use in the U.S. securities market and foreign security depositary receipts in bearer form are designed for use in securities markets outside the United States. Depositary receipts in which each of the Funds may invest are typically denominated in U.S. dollars, but may be denominated in other currencies. Depositary receipts may be issued pursuant to sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of depositary receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between such information and the market value of the depositary receipts. Depositary receipts evidencing ownership of a foreign corporation also involve the risks of other investments in foreign securities. For purposes of each of the Fund’s investment policies, a Fund’s investments in depositary receipts will be deemed to be investments in the underlying securities.

Unlike depositary receipts of foreign companies, NYRs are not receipts backed by the home market security, but represent dollar-denominated direct claims on the issuing company’s capital. Investment in NYRs, therefore, involves similar risks to investing directly in other types of foreign securities. Like depositary receipts, however, investors may pay a fee to convert to the home-market shares.

Exchange Traded Funds (“ETFs”). ETFs are investment companies that are bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market segment or index. A Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting an opportunity to purchase securities directly. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities and ETFs have management fees that increase their costs versus the costs of owning the underlying securities directly. (See also the description of Investment Company Securities).

Foreign Securities. Each Equity Fund (except the International Equity Fund, the International Fund – Core Equity and the International Small-Mid Cap Fund), the Bond Fund, the Asset Allocation Fund - Balanced and the Cash Investment Fund may invest up to 25% of its assets in foreign securities. The Tax-Free Bond Fund may invest up to 10% of its assets in foreign securities. Under normal circumstances, the International Equity Fund will invest at least 80% of its assets in securities of issuers located in at least three countries other than the United States. There is no limit on the International Fund – Core Equity or International Small-Mid Cap Fund’s investments in foreign securities.

Income and gains on foreign securities may be subject to foreign withholding taxes. Investors should consider carefully the substantial risks involved in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments. There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the United States. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to United States companies. Foreign markets have substantially less trading volume than the New York Stock Exchange (“NYSE”) and securities of some foreign companies are less liquid and more volatile than securities of comparable United States companies. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the United States, are likely to be higher. In many foreign countries there is less government supervision and less regulation of stock exchanges, brokers, and listed companies than in the United States. Such concerns are particularly heightened in emerging market countries and Eastern European countries.

Investments in companies in emerging market countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict a Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interest; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, in some cases, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in such countries.

Investments in emerging market countries may involve risks of nationalization, expropriation and confiscatory taxation. The governments of a number of emerging market countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of such expropriation, a Fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in most emerging market countries. Finally, even though certain emerging market currencies may be convertible into United States dollars, the conversion rates may be artificial rather than reflecting their actual market values and may be adverse to a Fund.

In connection with the purchase or sale of securities denominated in foreign currencies, the Advisor endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread on currency exchange (to cover service charges) may be incurred, particularly when a Fund changes investments from one country to another or when proceeds of the sale of Fund shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies that would prevent a Fund from transferring cash out of the country or withhold portions of interest and dividends at the source. There is the possibility of expropriation, nationalization or confiscatory taxation, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability or diplomatic developments that could affect investments in securities of issuers in foreign nations.

Foreign securities markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to a Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

A Fund may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. Changes in foreign currency exchange rates will influence values within a Fund from the perspective of U.S. investors, and may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and net investment income and gains, if any, to be distributed to shareholders by a Fund. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. The Advisor will attempt to avoid unfavorable consequences and to take advantage of favorable developments in particular nations where, from time to time, it places a Fund’s investments.

The exercise of this flexible policy may include decisions to purchase securities with substantial risk characteristics and other decisions such as changing the emphasis on investments from one nation to another and from one type of security to another. Some of these decisions may later prove profitable and others may not. No assurance can be given that profits, if any, will exceed losses.

Foreign Currency Transactions. In order to protect against a possible loss on investments resulting from a decline or appreciation in the value of a particular foreign currency against the U.S. dollar or another foreign currency, each of the Equity Funds, the Asset Allocation Fund-Balanced and the Bond Fund is authorized, but is not required, to enter into forward foreign currency exchange contracts (“forward currency contracts”) and spot currency contracts (“spot contracts”). Other currency transactions include currency futures, options on currencies, and currency swaps. Forward currency contracts involve a privately negotiated obligation to purchase or sell (with delivery generally required) a specified currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Neither forward currency contracts nor spot contracts eliminate fluctuations in the values of portfolio securities but rather allow a Fund to establish a rate of currency exchange for a future point in time or purchase currency at a particular point in time. Spot contracts involve the purchase of foreign currency at the current rate, typically in an effort to facilitate transactions in foreign securities. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap as described in this SAI.

A Fund may enter into currency transactions with counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or Moody’s, respectively, or that have an equivalent rating from an NRSRO or are determined to be of equivalent credit quality by the Advisor.

A Fund’s dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

A Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging as described below.

A Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

When the Advisor anticipates that a particular foreign currency may decline substantially relative to the U.S. dollar or other leading currencies, in order to reduce risk, a Fund may, but is not obligated to, enter into a forward currency contract to sell, for a fixed amount, the amount of foreign currency approximating the value of some or all of the Fund’s securities denominated in such foreign currency. Similarly, when the obligations held by a Fund create a short position in a foreign currency, a Fund may enter into a forward currency contract to buy, for a fixed amount, an amount of foreign currency approximating the short position. With respect to any forward currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. With respect to any forward currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. In addition, while forward currency contracts may offer protection from losses resulting from declines or appreciation in the value of a particular foreign currency, they also limit potential gains that might result from changes in the value of such currency. A Fund will also incur costs in connection with forward currency contracts and conversions of foreign currencies and U.S. dollars.

When entering into a contract for the purchase or sale of a security, a Fund may enter into a forward currency contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.

At the maturity of a forward currency contract to sell a currency, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency. It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward currency contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. However, the Fund may use liquid, high-grade debt securities, denominated in any currency, to cover the amount by which the value of a forward contract exceeds the value of the securities to which it relates.

If the Fund retains the portfolio security and engages in offsetting transactions, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Fund’s entering into a forward currency contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

A Fund will designate on its records cash or liquid assets equal to the amount of the Fund’s assets that could be required to consummate a forward currency contract at the settlement date except to the extent the contracts are otherwise “covered.” A forward currency contract to sell a foreign currency is “covered” if a Fund owns the currency (or securities denominated in the currency) underlying the contract, or holds a forward currency contract (or call option) permitting a Fund to buy the same currency at a price no higher than a Fund’s price to sell the currency. A forward contract to buy a foreign currency is “covered” if a Fund holds a forward contract (or put option) permitting a Fund to sell the same currency at a price as high as or higher than the Fund’s price to buy the currency. Although a Fund is not required to designate cash or liquid assets on its records with regard to “covered” forward currency contracts, each Fund will monitor its leverage exposure to such contracts daily.

Beginning on the date a Fund enters into a currency swap transaction, the Fund will designate on its records cash or liquid assets sufficient to make payment for each currency swap transaction on the next payment date. This amount will be equal to the net difference between the present value of the payments a Fund expects to receive and the present value of the payments the Fund expects to make. However, a Fund is not required to designate any assets in connection with currency swap transactions if the present value of the payments it expects to receive is greater than the present value of the payments it expects to make.

For the purpose of determining the adequacy of the securities designated in connection with forward currency contracts and currency swap transactions, the value of the designated securities will be marked to market daily. If the market value of such securities declines or the designated securities become illiquid, additional cash or liquid assets will be designated daily so that the value of the designated securities will equal the amount of such commitments by the Fund.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage proxy hedging. Proxy hedging is often used when the currency to which the Fund’s portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of the Fund’s portfolio securities are or are expected to be denominated, in exchange for U.S. dollars. The amount of the commitment or option would not exceed the value of the Fund’s securities denominated in correlated currencies. For example, if the Advisor considers that the Canadian dollar is correlated to the Australian dollar, the Fund holds securities denominated in Canadian dollars and the Advisor believes that the value of the Canadian dollar will decline against the U.S. dollar, the Advisor may enter into a commitment or option to sell Australian dollars and buy U.S. dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. If a Fund enters into a currency hedging transaction, beginning on the date that the hedging transaction is consummated, the Fund will designate cash or liquid assets on its records in an amount sufficient to make payment for the foreign currency at the settlement date, to the extent that the Fund’s obligations are not otherwise “covered” through ownership of the underlying currency.

Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.

Futures Transactions and Related Options. The Equity Funds, the Asset Allocation Fund–Balanced, the Bond Fund and the Tax-Free Bond Fund may enter into certain futures transactions and options on futures contracts.

Futures Contracts. The Equity Funds, the Asset Allocation Fund–Balanced, the Bond Fund and the Tax-Free Bond Fund may purchase and sell futures contracts on securities. Futures contracts are traded on organized exchanges regulated by the Commodity Futures Trading Commission. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract. The following provides a detailed description of the use of such futures contracts.

Description of Interest Rate Futures Contracts. An interest rate futures contract sale would creates an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase creates an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without making or taking delivery of securities. Closing out a futures contract sale is effected by the Fund’s entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Fund is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss. Accounting for futures contracts will be in accordance with generally accepted accounting principles.

The Funds may engage in an interest rate futures contract sale to maintain the income advantage from continued holding of a long-term bond while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term securities prices. However in the event of an increase in the market value of the portfolio securities, including the portfolio security being protected, the benefit of this increase would be reduced by the loss realized on closing out the futures contract sale. If interest rate levels did not change, the Fund might incur a loss (which might be reduced by an offsetting transaction prior to the settlement date). In each transaction, transaction expenses would also be incurred.

The Funds may also engage in an interest rate futures contract purchase when they are not fully invested in long-term bonds but wish to defer for a time the purchase of long-term bonds in light of the availability of advantageous interim investments, e.g., shorter term securities whose yields are greater than those available on long-term bonds. A Fund’s basic motivation would be to maintain for a time the income advantage from investing in the short-term securities; the Fund would be endeavoring at the same time to eliminate the effect of all or part of an expected increase in market price of the long-term bonds that the Fund may purchase. If short-term rates at the same time fall, it is possible that the Fund would continue with its purchase program for long-term bonds. The market price of available long-term bonds would have decreased. In this case, the benefit of this price decrease, and thus yield increase, will be reduced by the loss realized on closing out the futures contract purchase. If, however, short-term rates remained above available long-term rates, it is possible that the Fund would discontinue its purchase program for long-term bonds. The yield on short-term securities in the portfolio, including those originally in the pool assigned to the particular long-term bond, would remain higher than yields on long-term bonds. The benefit of this continued incremental income will be reduced by the loss realized on closing out the futures contract purchase. In each transaction, expenses would also be incurred.

Use of Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Funds may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

The Funds presently could accomplish a similar result which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Funds, through using futures contracts.

Margin Payments. Unlike the purchase or sale of portfolio securities, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker an amount of cash or cash equivalents, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” For example, when a particular Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the price of the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the futures contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Advisor may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund’s position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

Risks of Transactions in Futures Contracts. There are several risks in connection with the use of futures by the Funds as hedging devices. One risk arises because of the imperfect correlation between movements in the price of futures and movements in the price of the instruments which are the subject of the hedge. The price of futures may move more than or less than the price of the instruments being hedged. If the price of futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective, but, if the price of the instruments being hedged has moved in an unfavorable direction, a Fund would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Fund involved will experience either a loss or gain on the futures which will not be completely offset by movements in the price of the instruments which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, the Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the Advisor. Conversely, the Funds may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Advisor. It is also possible that, when a Fund sells futures to hedge its portfolio against a decline in the market, the market may advance and the value of the futures instruments held in the Fund may decline.

Where futures are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of the securities that were to be purchased.

With respect to futures contracts that are not contractually required to “cash-settle,” a Fund must cover its open positions by designating or segregating on its records cash or liquid assets equal to the contract’s full, notional value. With respect to futures that are contractually required to “cash-settle,” however, a Fund is permitted to designate cash or liquid assets in an amount equal to the Fund’s daily marked-to-market (net) obligation, if any (i.e., the Fund’s daily net liability) rather than the notional value. By designating assets equal to only its net obligation under cash-settled forwards or futures the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Advisor may still not result in a successful hedging transaction over a short time frame.

Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. When there is no liquid market, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Funds would continue to be required to make daily cash payments of variation margin. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodities exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal activity, which could at times make it difficult or impossible to liquidate existing positions or to recover equity.

Successful use of futures to hedge portfolio securities protects against adverse market movements but also reduces potential gain. For example, if a particular Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Funds may have to sell securities at a time when it may be disadvantageous to do so.

Options on Futures Contracts. The Funds may purchase and write options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy from (call) or sell to (put) the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. A Fund will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to requirements similar to those described above. Net option premiums received will be included as initial margin deposits.

Investments in futures options involve some of the same considerations that are involved in connection with investments in future contracts (for example, the existence of a liquid secondary market). In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not correspond to changes in the value of the option purchased.

Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on underlying futures contracts. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

Guaranteed Investment Contracts and Funding Agreements. The Bond Fund and the Cash Investment Fund may make limited investments in guaranteed investment contracts (“GICs”) or Funding Agreements issued by U.S. insurance companies. GICs and Funding Agreements are normally general obligations of the issuing insurance company. In some cases Funding Agreements may be part of an insurance company’s separate account, but they still benefit from a guarantee from the general account. Pursuant to a GIC or a Funding Agreement, a Fund makes cash contributions to a deposit fund of the insurance company’s general account. The insurance company then credits the Fund on a periodic basis with interest that is based on an index. A Fund will only purchase GICs or Funding Agreements from insurance companies that, at the time of purchase, have assets of $1 billion or more and meet quality and credit standards established by the Advisor pursuant to guidelines approved by the Board. Generally, GICs and Funding Agreements are not assignable or transferable without the permission of the issuing insurance company, and an active secondary market in GICs and Funding Agreements does not currently exist. Therefore, GICs and Funding Agreements will normally be considered illiquid investments, and will be acquired subject to the Fund’s limitation on illiquid investments.

Illiquid Securities. Each of the Equity Funds, the Asset Allocation Fund-Balanced, the Bond Fund and the Tax-Free Bond Fund may invest up to 15%, and each of the Money Market Funds may invest up to 10%, of the value of its net assets (determined at time of acquisition) in securities that are illiquid. If, after the time of acquisition, events cause this limit to be exceeded, the Fund will take steps to reduce the aggregate amount of illiquid securities within a time frame deemed to be in the best interest of the Fund.

Illiquid securities generally include securities for which there is a limited trading market, repurchase agreements and time deposits with notice/termination dates in excess of seven days, and certain securities that are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (“1933 Act”). This includes restricted securities that can be offered and sold only to “qualified institutional buyers” under Rule 144A of the 1933 Act (“Rule 144A securities”) and commercial obligations issued in reliance on the “private placement” exemption from registration afforded by Section 4(2) of the 1933 Act (“Section 4(2) paper”).

Section 4(2) paper is restricted as to disposition under the Federal securities laws, and generally is sold to institutional investors that agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors through or with the assistance of the issuer or investment dealers that make a market in the Section 4(2) paper, thus providing liquidity. Rule 144A securities generally must be sold only to other qualified institutional buyers. If a particular investment in Section 4(2) paper or Rule 144A securities is not determined to be liquid, that investment will be included within the Fund’s limitation on investment in illiquid securities. The Advisor will determine the liquidity of such investments pursuant to guidelines established by the Board. It is possible that unregistered securities purchased by a Fund in reliance upon Rule 144A could have the effect of increasing the level of the Fund’s illiquidity to the extent that qualified institutional buyers become, for a period, uninterested in purchasing these securities.

Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semiannual coupon.

Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole years’ inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Funds may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Interest Rate Swap Transactions. The Bond Fund may enter into interest rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. Interest rate swap transactions involve the exchange by the Fund with another party of its commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Typically, the parties with which the Fund will enter into interest rate swap transactions will be brokers, dealers or other financial institutions known as “counterparties.” Certain Federal income tax requirements may, however, limit the Fund’s ability to engage in certain interest rate transactions. Gains from transactions in interest rate swaps distributed to shareholders of the Fund will be taxable as ordinary income or, in certain circumstances, as long-term capital gains to the shareholders.

Beginning on the date the Fund enters into a swap transaction, the Fund will designate on its records cash or liquid assets sufficient to make payment for each swap transaction on the next payment date. This amount will be equal to the net difference between the present value of the payments the Fund expects to receive and the present value of the payments the Fund expects to make. However, the Fund is not required to designate any assets in connection with swap transactions if the present value of the payments it expects to receive is greater than the present value of the payments it expects to make.

The Fund will not enter into any interest rate swap transaction unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party to the transaction is rated in one of the highest four rating categories by at least one NRSRO or is believed by the Advisor to be equivalent to that rating. If the other party to a transaction defaults, the Fund will have contractual remedies pursuant to the agreements related to the transactions.

The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Advisor is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would be lower than it would have been if interest rate swaps were not used. The swaps market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swaps market has become relatively liquid in comparison with other similar instruments traded in the interbank market. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Investment Company Securities. Each of the Funds may invest in securities issued by other investment companies. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the expenses each Fund bears directly in connection with its own operations. Except as described in the following paragraph, each Fund currently intends to limit its investments in securities issued by other investment companies so that, as determined immediately after a purchase of such securities is made: (i) not more than 5% of the value of a Fund’s total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund. These limitations do not apply to investments in investment companies through a master-feeder type arrangement. In addition, to the extent allowed by law or regulation, each Fund may invest its assets in securities of investment companies that are money market funds, including those advised by the Advisor or otherwise affiliated with the Advisor, in excess of the limits discussed above. Other investment companies in which a Fund invests can be expected to incur fees and expenses for operations, such as investment advisory and administration fees, which would be in addition to those incurred by the Fund.

Each of the Funds may invest in investment companies that seek to track the composition and/or performance of specific indexes or portions of specific indexes. Certain of these investment companies, known as ETFs, are traded on a securities exchange. The market prices of index-based investments will fluctuate in accordance with both changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company’s shares on the exchange upon which their shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things. Examples of ETFs include: SPDRs®, Select Sector SPDRs®, DIAMONDSSM, NASDAQ 100 Shares and iShares. Pursuant to an order issued by the SEC to the iShares Trust, et. al. (“SEC Order”), and procedures approved by the Board, each Fund may, although none presently intend to, invest in iShares ETFs in excess of the 5% and 10% limits described above, provided that the Fund has described ETF investments in its Prospectus and otherwise complies with the conditions of the SEC Order, as it may be amended, and any other applicable investment limitations.

Lending of Portfolio Securities. To enhance the return on its portfolio, each Fund may lend up to 33  1/3% of its total assets to securities firms and financial institutions. Each loan will be secured continuously by collateral in the form of cash, high quality money market instruments or securities issued by the U.S. government or its agencies or instrumentalities. Collateral will be received and maintained by the Funds’ custodian concurrent with delivery of the loaned securities and kept in a segregated account or designated on the records of the custodian for the benefit of the relevant Fund. Initial collateral will have a market value at least equal to 105% of the then-current market value of loaned equity securities not denominated in U.S. dollars or Canadian dollars or not primarily traded on a U.S. exchange, or 102% of the then-current market value of any other loaned securities. For all loaned foreign equity securities, the borrower must increase the collateral on a daily basis if the then-current market value of the collateral becomes insufficient to meet the minimum required collateral level for the type of loaned security as specified above. For all other loaned securities, the borrower must increase the collateral only when the market value of the collateral is less than 100% of the then-current market value of the loaned securities. The borrower pays to the lending Fund an amount equal to any dividends or interest received on loaned securities. The Fund retains all or a portion of the interest received on investment of cash collateral and/or receives a fee from the borrower; however, the lending Fund will generally pay certain administrative and custodial fees in connection with each loan.

Each Fund has a right to call a loan at any time and require the borrower to redeliver the borrowed securities to the Fund within the settlement time specified in the loan agreement or be subject to a “buy in”. The Fund will generally not have the right to vote securities while they are being loaned, but it is expected that the Advisor will call a loan in anticipation of any important vote.

The risk in lending portfolio securities, as with other extensions of credit, consists of the possibility of loss to a Fund due to (i) the inability of the borrower to return the securities, (ii) a delay in receiving additional collateral to adequately cover any fluctuations in the value of securities on loan, (iii) a delay in recovery of the securities, or (iv) the loss of rights in the collateral should the borrower fail financially. In addition, each Fund is responsible for any loss that might result from its investment of the borrower’s collateral.

The Board has appointed a securities lending agent for the Funds’ securities lending activity. The securities lending agent maintains a list of broker-dealers, banks or other institutions that it has determined to be creditworthy. The Board reviews and approves this list annually. The Funds will only enter into loan arrangements with borrowers on the approved list.

Lower-Rated Debt Securities. Each of the Funds (other than the Money Market Funds and Index Funds) may invest not more than 5% of its total assets in debt securities that are rated below investment grade or in comparable unrated securities. A security is considered investment grade if, at the time of purchase, it is rated BBB- or higher by S&P, Baa3 or higher by Moody’s, or BBB- or higher by Fitch. Whether or not a security is investment grade will be determined based on the ratings given by S&P, Moody’s and Fitch. If all three agencies have rated the security, the median rating will be used. If only two agencies have rated the security, the lower rating will be used. If a single agency has rated the security, that rating will be used. The Money Market Funds and the Index Funds may not invest in such securities. Such securities are also known as junk bonds. The yields on lower-rated debt and comparable unrated securities generally are higher than the yields available on higher-rated securities. However, investments in lower-rated debt and comparable unrated securities generally involve greater volatility of price and risk of loss of income and principal, including the possibility of default by or bankruptcy of the issuers of such securities. Lower-rated debt and comparable unrated securities (a) will likely have some quality and protective characteristics that, in the judgment of the rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions and (b) are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of securities held in each Fund’s portfolio, with a commensurate effect on the value of each of the Fund’s shares. Therefore, an investment in the Funds should not be considered as a complete investment program and may not be appropriate for all investors.

While the market values of lower-rated debt and comparable unrated securities tend to react more to fluctuations in interest rate levels than the market values of higher-rated securities, the market values of certain lower rated debt and comparable unrated securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, lower-rated debt securities and comparable unrated securities generally present a higher degree of credit risk. Issuers of lower-rated debt and comparable unrated securities often are highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because lower-rated debt and comparable unrated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. The Funds may incur additional expenses to the extent that they are required to seek recovery upon a default in the payment of principal or interest on their portfolio holdings. The existence of limited markets for lower-rated debt and comparable unrated securities may diminish each of the Fund’s ability to (a) obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value and (b) sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in financial markets.

Lower-rated debt securities and comparable unrated securities may have call or buy-back features that permit their issuers to call or repurchase the securities from their holders. If an issuer exercises these rights during periods of declining interest rates, the Funds may have to replace the security with a lower yielding security, thus resulting in a decreased return to the Funds. A description of applicable credit ratings is set forth in Appendix A of this SAI.

Mortgage-Related and Asset-Backed Securities. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. See “Mortgage Pass-Through Securities.” Certain of the Funds also may invest in debt securities which are secured with collateral consisting of mortgage-related securities (see “Collateralized Mortgage Obligations”).

Mortgage Pass-Through Securities. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. To the extent that unanticipated rates of pre-payment on underlying mortgages increase the effective duration of a mortgage-related security, the volatility of such security can be expected to increase. The residential mortgage market in the United States recently has over the past year experienced significant difficulties that may adversely affect the performance and market value of certain of the Funds’ mortgage-related investments. Delinquencies and losses on residential mortgage loans (especially sub-prime and second-lien mortgage loans) generally have increased recently and may continue to increase, and a decline in or flattening of housing values (as has recently been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. Also, a number of residential mortgage loan originators have recently experienced serious financial difficulties or bankruptcy. Owing largely to the foregoing, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which has adversely affected the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.

The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (“FHA”), or guaranteed by the Department of Veterans Affairs (“VA”).

Government-related guarantors include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC”). FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the United States Government. FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks but now the common stock is owned entirely by private stockholders. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHMLC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC.

On September 7, 2008, the U.S. Treasury announced three additional steps taken by it in connection with the conservatorship. First, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. Second, the U.S. Treasury announced the creation of a new secured lending facility which is available to each of FNMA and FHLMC as a liquidity backstop. Third, the U.S. Treasury announced the creation of a temporary program to purchase mortgage-backed securities issued by each of FNMA and FHLMC. Both the liquidity backstop and the mortgage-backed securities purchase program are scheduled to expire in December 2009.

FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remains liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The liquidity backstop and the Senior Preferred Stock Purchase Agreement are both intended to enhance each of FNMA’s and FHLMC’s ability to meet its obligations.

Under the Federal Housing Finance Regulatory Reform Act of 2008 (“Reform Act”), which was included as part of the Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver of FNMA and FHLMC, has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver.

FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for FNMA or FHLMC, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of FNMA’s or FHLMC’s assets available therefor.

In the event of repudiation, the payments of interest to holders of FNMA or FHLMC mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders.

Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.

In addition, certain rights provided to holders of mortgage-backed securities issued by FNMA and FHLMC under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for FNMA and FHLMC mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of FNMA or FHLMC, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace FNMA or FHLMC as trustee if the requisite percentage of mortgage-backed securities holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which FNMA or FHLMC is a party, or obtain possession of or exercise control over any property of FNMA or FHLMC, or affect any contractual rights of FNMA or FHLMC, without the approval of FHFA, as conservator or receiver, for a period of 45 or 90 days following the appointment of FHFA as conservator or receiver, respectively.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities or private insurers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Trust’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Funds may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originators/servicers and poolers, MCM determines that the securities meet the Trust’s quality standards. Securities issued by certain private organizations may not be readily marketable. A Fund will not purchase mortgage-related securities or any other assets which in MCM’s opinion are illiquid if, as a result, more than 15% of the value of the Fund’s net assets will be illiquid (10% in the case of one of the money market funds).

Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Funds’ industry concentration restrictions, set forth below under “Investment Restrictions,” by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Funds take the position that mortgage-related securities do not represent interests in any particular “industry” or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. (Please see the discussion above regarding FNMA and FHLMC.) Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

Collateralized Mortgage Obligations (“CMOs”). A CMO is a debt obligation of a legal entity that is collateralized by mortgages and divided into classes. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans or private mortgage bonds, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Actual maturity and average life will depend upon the pre-payment experience of the collateral. In the case of certain CMOs (known as “sequential pay” CMOs), payments of principal received from the pool of underlying mortgages, including pre-payments, are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made to any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Commercial Mortgage-Backed Securities. These include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities (“SMBS”). Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

CMO Residuals. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses and any management fee of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the pre-payment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to pre-payments on the related underlying mortgage assets, in the same manner as an interest-only (“IO”) class of stripped mortgage-backed securities. See “Other Mortgage-Related Securities-Stripped Mortgage-Backed Securities.” In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended (“1933 Act”). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to a Fund’s limitations on investment in illiquid securities.

Adjustable Rate Mortgage-Backed Securities. Adjustable rate mortgage-backed securities (“ARMBSs”) have interest rates that reset at periodic intervals. Acquiring ARMBSs permits a Fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBSs are based. Such ARMBSs generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a Fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMBSs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, a Fund, when holding an ARMBS, does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMBSs behave more like fixed income securities and less like adjustable rate securities and are subject to the risks associated with fixed income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

Stripped Mortgage-Backed Securities. SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including pre-payments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, a Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Collateralized Debt Obligations. The Funds may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Funds as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this Statement of Additional Information and the Funds’ Prospectuses (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Funds may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Asset-Backed Securities. Asset-backed securities (“ABS”) are bonds backed by pools of loans or other receivables. ABS are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. ABS are issued through special purpose vehicles that are bankruptcy remote from the issuer of the collateral. The credit quality of an ABS transaction depends on the performance of the underlying assets. To protect ABS investors from the possibility that some borrowers could miss payments or even default on their loans, ABS include various forms of credit enhancement.

Some ABS, particularly home equity loan transactions, are subject to interest-rate risk and prepayment risk. A change in interest rates can affect the pace of payments on the underlying loans, which in turn, affects total return on the securities. ABS also carry credit or default risk. If many borrowers on the underlying loans default, losses could exceed the credit enhancement level and result in losses to investors in an ABS transaction. Finally, ABS have structure risk due to a unique characteristic known as early amortization, or early payout, risk. Built into the structure of most ABS are triggers for early payout, designed to protect investors from losses. These triggers are unique to each transaction and can include: a big rise in defaults on the underlying loans, a sharp drop in the credit enhancement level, or even the bankruptcy of the originator. Once early amortization begins, all incoming loan payments are used to pay investors as quickly as possible.

Consistent with each Fund’s investment objectives and policies, MCM also may invest in other types of asset-backed securities.

Mortgage Dollar Rolls. In a mortgage dollar roll transaction a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A dollar roll can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which a Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are substantially identical. To be considered substantially identical, the securities returned to a Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 0.01% of the initial amount delivered.

A Fund’s obligations under a dollar roll agreement must be covered by designating, or “segregating,” on its records cash or liquid assets equal in value to the securities subject to repurchase by the Fund. As with reverse repurchase agreements, to the extent that positions in dollar roll agreements are not covered by designating cash or liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Fund’s restrictions on borrowings. Furthermore, because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed illiquid and subject to a Fund’s overall limitations on investments in illiquid securities.

Municipal Obligations. The Tax-Free Bond Fund and the Tax-Free Money Market Fund invest, under normal circumstances, at least 80% of their assets in securities, the interest from which is exempt from regular Federal income tax.

Opinions relating to the validity of municipal obligations and to the exemption of interest thereon from regular Federal income tax and/or Michigan state income tax are rendered by bond counsel or counsel to the respective issuers at the time of issuance. Neither the Funds nor the Advisor will review the proceedings relating to the issuance of municipal obligations or the basis for such opinions.

An issuer’s obligations under its municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal obligations may be materially adversely affected by litigation or other conditions.

In order to pay interest that is exempt from federal regular income tax, tax-exempt securities must meet certain legal requirements. Failure to meet such requirements may cause the interest received and distributed by the Fund to shareholders to be taxable. From time to time proposals have been introduced before Congress for the purpose of restricting or eliminating the Federal income tax exemption for interest on municipal obligations. For example, under the Tax Reform Act of 1986 interest on certain private activity bonds must be included in an investor’s Federal alternative minimum taxable income, and corporate investors must include all tax-exempt interest in their Federal alternative minimum taxable income. The Funds cannot predict what legislation, if any, may be proposed in Congress or in the Michigan state legislature in the future as regards the Federal or state income tax status of interest on municipal obligations in general, or which proposals, if any, might be enacted. Changes or proposed changes in federal or state tax laws may cause the prices of tax-exempt securities to fall, and/or may affect the tax-exempt status of the securities in which the Fund invests. Such proposals, if enacted, might materially adversely affect the availability and valuation of municipal obligations for investment by the Tax-Free Bond Fund and the Tax-Free Money Market Fund and the liquidity and value of such Funds. In such an event, the Board would reevaluate the Fund’s investment objective and policies and consider changes in its structure or possible dissolution. Future changes in federal and/or state laws or future court decisions could possibly have a negative impact on the tax treatment and/or value of municipal securities.

General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source. Limited obligation bonds (or revenue bonds) are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt private activity bonds and industrial development bonds generally are also revenue bonds and thus are not payable from the issuer’s general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor). Under the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”), certain limited obligation bonds are considered “private activity bonds” and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability. Pre-refunded bonds are municipal obligations that are generally backed or secured by U.S. Treasury bonds. In a typical pre-refunded issue, a municipality sells new bonds and uses the proceeds to buy Treasury securities. It then sets those Treasuries aside, keeping them in special escrow account that will be used to redeem the older, higher-coupon bonds either at the earliest possible date or some later date. Pre-refunded bonds can provide investors with a combination of the highest possible credit quality, and a taxable equivalent yield that compares favorably with that available on Treasuries. Bond anticipation notes (“BAN”) are short-term debt instruments issued by a state or municipality that will be paid off with the proceeds of an upcoming bond issue. Revenue anticipation notes (“RAN”) are short-term debt issues of a municipal entity that are to be repaid out of anticipated revenues, such as sales taxes. When the anticipated revenues are collected, the RAN is paid off.

Some longer-term municipal obligations give the investor the right to “put” or sell the security at par (face value) within a specified number of days following the investor’s request - usually one to seven days. This demand feature enhances a security’s liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, a Fund would hold the longer-term security, which could experience substantially more volatility.

The Tax-Free Money Market Fund may invest in municipal obligations with maturities in excess of 397 days as allowed under Rule 2a-7 of the 1940 Act. In general, any such securities purchased by the Fund will include a demand feature that allows the Fund to receive principal and interest within seven days of demand. Such securities are sometimes called “synthetic paper”.

The Tax-Free Bond Fund and the Tax-Free Money Market Fund may invest in municipal obligations with credit enhancements such as letters of credit, municipal obligation insurance and standby bond purchase agreements (“SBPAs”). Letters of credit that are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying municipal obligation should default. Municipal obligation insurance, which is usually purchased by the bond issuer from a private, non-governmental insurance company, provides an unconditional and irrevocable guarantee that the insured obligation’s principal and interest will be paid when due. Insurance does not guarantee the price of the bond or the share price of any Fund. The credit rating of an insured municipal obligation reflects the credit rating of the insurer, based on its claims-paying ability. The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured municipal obligation. Although defaults on insured municipal obligations have been low to date and municipal bond insurers have met their claims, there is no assurance this will continue. A higher-than-expected default rate could strain the insurer’s loss reserves and adversely affect its ability to pay claims to bondholders. The number of municipal bond insurers is relatively small, and not all of them have the highest rating. An SBPA is a liquidity facility provided to pay the purchase price of bonds that cannot be re-marketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances. The liquidity provider’s obligations under the SBPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower.

The Cash Investment Fund may, when deemed appropriate by the Advisor in light of the Fund’s investment objective, invest in high quality municipal obligations issued by state and local governmental issuers, the interest on which may be taxable or tax-exempt for Federal income tax purposes, provided that such obligations carry yields that are competitive with those of other types of money market instruments of comparable quality. The Cash Investment Fund does not expect to invest more than 5% of its net assets in such municipal obligations during the current fiscal year.

Options. Each of the Equity Funds, the Asset Allocation Fund-Balanced, the Bond Fund and Tax-Free Bond Fund may purchase and sell put and call options, but will primarily write covered call options, purchase put options on securities held by the applicable Fund, or otherwise engage in options transactions that do not leverage the Fund. Such options may relate to particular securities and may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options on particular securities may be more volatile than the underlying securities, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities themselves. For risks associated with options on foreign securities, see “Foreign Currency Transactions.”

A call option for a particular security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligations under the option contract. A put option for a particular security gives the purchaser the right to sell, and the writer of the option the obligation to buy, the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

The writer of an option that wishes to terminate its obligation may effect a “closing purchase transaction.” This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer’s position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a “closing sale transaction.” The cost of such a closing purchase transaction plus transaction costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. There is no guarantee in any instance that either a closing purchase transaction or a closing sale transaction can be effected.

Effecting a closing sale transaction in the case of a written call option will permit the Funds to write another call option on the underlying security with either a different exercise price or expiration date or both. Also, effecting a closing sale transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Fund investments. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing sale transaction prior to or concurrent with the sale of the security.

The Funds may write options in connection with buy-and-write transactions; that is, the Funds may purchase a security and then write a call option against that security. The Funds will determine the exercise price of the call based upon the expected price movement of the underlying security. The exercise price of a call option may be below (“in-the-money”), equal to (“at-the-money”) or above (“out-of-the-money”) the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the maximum gain to the relevant Fund will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund’s purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

In the case of writing a call option on a security, the option is “covered” if a Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration, such as conversion or exchange of other securities held by it, or, if additional cash consideration is required, the Fund has designated or “segregated” on its records cash or liquid assets equal in value to such amount. A call option is covered if a Fund holds a call on the same security or index as the call written where the exercise price of the call held is (1) equal to or less than the exercise price of the call written, or (2) greater than the exercise price of the call written provided the Fund designates on its records cash or liquid assets equal to the difference. A Fund will limit its investment in uncovered put or call options purchased or written, measured by the exercise price in the case of a put or market value in the case of a call, by the Fund to 33 1/3% of the Fund’s total assets. A Fund will write put options only if they are covered by (1) designating on its records cash or liquid assets in an amount not less than the exercise price of the option at all times during the option period or (2) selling short the underlying security at a price at least equal to the strike price or purchasing a put option with a strike price at least equal to the strike price of the put option sold.

The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the relevant Fund’s gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or take delivery of the security at the exercise price and the Fund’s return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price.

The Funds may purchase put options to hedge against a decline in the value of their portfolios. By using put options in this way, a Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. The Funds may purchase call options to hedge against an increase in the price of securities that they anticipate purchasing in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by a Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund.

When a Fund purchases an option, the premium paid by it is recorded as an asset of the Fund. When the Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund’s statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked to market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option purchased by the Fund expires unexercised the Fund realizes a loss equal to the premium paid. If the Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by a Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

There are several risks associated with transactions in options on securities and indices. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. An option writer that is unable to effect a closing purchase transaction will not be able to sell the underlying security (in the case of a covered call option) or liquidate the segregated account (in the case of a secured put option) until the option expires or the optioned security is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline or appreciation in the security during such period.

There is no assurance that a Fund will be able to close an unlisted option position. Furthermore, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members who fail to do so in connection with the purchase or sale of options.

In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange (an “Exchange”), may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

Real Estate Securities. The Equity Funds and the Asset Allocation Fund - Balanced may invest in real estate investment trusts (“REITs”). The Funds will not invest in real estate directly, but only in securities issued by real estate companies. REITs pool investors’ funds for investment primarily in income producing real estate or real estate loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets, and income and a requirement that it distribute to its shareholders at least 95% of its taxable income (other than net capital gains) for each taxable year. REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs.

REITs may be subject to risks similar to those associated with the direct ownership of real estate (in addition to securities markets risks). These include declines in the value of real estate, risks related to general and local economic conditions, dependency on management skill, heavy cash flow dependency, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants and changes in interest rates. In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Further, Equity and Mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and Mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, Equity and Mortgage REITs could possibly fail to qualify for the beneficial tax treatment available to REITs under the Internal Revenue Code, or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting investments.

Repurchase Agreements. Each of the Funds may agree to purchase securities from financial institutions or broker-dealers deemed creditworthy by the Advisor, subject to the seller’s agreement to repurchase the securities at an agreed-upon time and price (“repurchase agreements”). The resale price under a repurchase agreement is generally equal to the price paid by a Fund, plus interest negotiated on the basis of then-current short-term rates (which may be more or less than the rate on the underlying securities). Repurchase agreements are typically entered into for periods of one week or less.

The Advisor will review and continuously monitor the creditworthiness of each approved seller, and will require each of a Fund’s repurchase agreements to be fully collateralized at all times with high-quality, liquid assets maintained by a designated third-party in a segregated account. Repurchase agreements could involve certain risks in the event of bankruptcy or other default by the seller. If a seller under a repurchase agreement were to default on the agreement and be unable to repurchase the security subject to the repurchase agreement, a Fund would look to the collateral underlying the seller’s repurchase agreement, including the securities subject to the repurchase agreement, for satisfaction of the seller’s obligation to the Fund. A Fund might incur a loss if the value of the collateral declines and may incur disposition costs in liquidating certain collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller, obtaining rights to sell the collateral may be delayed or limited and a loss may be incurred, except with respect to repurchase agreements secured by U.S. government securities. With respect to the Money Market Funds, the securities held subject to a repurchase agreement may have stated maturities exceeding 397 days, provided that the repurchase agreement itself matures in 397 days or less.

Securities subject to repurchase agreements will be held, as applicable, by the Funds’ custodian in the Federal Reserve/Treasury book-entry system or by another authorized securities depository. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

Repurchase agreements shall be deemed to have a maturity equal to the period remaining until the date on which the repurchase of the underlying securities is scheduled to occur, or, where the agreement is subject to demand, the notice period applicable to a demand for the repurchase of the securities. The staff of the SEC currently takes the position that repurchase agreements maturing in more than seven days are illiquid securities.

Restricted Securities. Each of the Funds may invest in commercial obligations issued in reliance on the “private placement” exemption from registration afforded by Section 4(2) of the 1933 Act (“Section 4(2) paper”). Each of the Funds may also purchase securities that are not registered under the 1933 Act, but which can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act (“Rule 144A securities”). Section 4(2) paper is restricted as to disposition under the Federal securities laws, and generally is sold to institutional investors that agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors through or with the assistance of the issuer or investment dealers that make a market in the Section 4(2) paper, thus providing liquidity. Rule 144A securities generally must be sold only to other qualified institutional buyers. The Advisor will determine the liquidity of such investments pursuant to guidelines established by the Board. If a particular investment in Section 4(2) paper or Rule 144A securities is not determined to be liquid, that investment will be included within the Fund’s limitation on investment in illiquid securities. It is possible that unregistered securities purchased by a Fund in reliance upon Rule 144A could have the effect of increasing the level of the Fund’s illiquidity to the extent that qualified institutional buyers become, for a period, uninterested in purchasing these securities.

Reverse Repurchase Agreements. Each Fund may borrow funds for temporary or emergency purposes by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price (“reverse repurchase agreements”). Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price. A Fund will pay interest on amounts obtained pursuant to a reverse repurchase agreement. While reverse repurchase agreements are outstanding, a Fund will maintain cash or other liquid assets designated on the books of the Fund in an amount at least equal to the repurchase price plus accrued interest, subject to the agreement. To the extent that positions in reverse repurchase agreements are not covered by designating cash or liquid assets at least equal to the repurchase price plus accrued interest, such transactions would be subject to the Fund’s restrictions on borrowings.

Rights and Warrants. The Equity Funds and the Asset Allocation Fund - Balanced may purchase common stock rights and warrants separately or may receive them as part of a unit or attached to securities purchased. Warrants are securities that give the holder the right, but not the obligation, to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set time period. Subscription rights normally have a short life span to expiration.

At the time of issuance, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This effect enables the investor to gain exposure to the underlying security with a relatively low capital investment but increases an investor’s risk in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value.

The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant. Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security.

Short Sales. The Funds may engage in short sales, including short sales against the box. Short sales are transactions in which a Fund sells a security it does not own in anticipation of a decline in the market value of that security. A short sale against the box is a short sale where at the time of the sale, the Fund owns or has the right to obtain securities equivalent in kind and amounts. To complete a short sale transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any interest or dividends which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. There will also be other costs associated with short sales.

The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or amounts in lieu of interest or dividends the Fund may be required to pay in connection with a short sale, and will be also decreased by any transaction or other costs.

Until the Fund replaces a borrowed security in connection with a short sale, the Fund will (a) designate on its records as collateral cash or liquid assets at such a level that the designated assets plus any amount deposited with the broker as collateral will equal the current value of the security sold short or (b) otherwise cover its short position in accordance with applicable law. The amount designated on the Fund’s records will be marked to market daily and at no time will the sum of the amount so designated and the amount deposited with the broker as collateral be less than the market value of the securities at the time they sold short. This may limit the Fund’s investment flexibility, as well as its ability to meet redemption requests or other current obligations.

There is no guarantee that the Fund will be able to close out a short position at any particular time or at an acceptable price. During the time that the Fund is short a security, it is subject to the risk that the lender of the security will terminate the loan at a time when the Fund is unable to borrow the same security from another lender. If that occurs, the Fund may be “bought in” at the price required to purchase the security needed to close out the short position, which may be a disadvantageous price.

Short sales also involve other costs. The Fund must normally repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding. In addition, to borrow the security, the Fund may be required to pay a premium. The Fund also will incur transaction costs in effecting short sales. The amount of any ultimate gain for the Fund resulting from a short sale will be decreased, and the amount of any ultimate loss will be increased, by the amount of premiums, dividends, interest or expenses the Fund may be required to pay in connection with the short sale.

In addition to the short sales discussed above, the Fund may make short sales “against the box,” a transaction in which the Fund enters into a short sale of a security that the Fund owns or has the right to obtain at no additional cost. The Fund does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If the Fund effects a short sale of securities against the box at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a “constructive sale”) on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied.

Stand-by Commitments. The Asset Allocation Fund - Balanced, the Cash Investment Fund, the Tax-Free Bond Fund and the Tax-Free Money Market Fund may each enter into stand-by commitments with respect to municipal obligations held by it. Under a stand-by commitment, a dealer agrees to purchase at the Fund’s option a specified municipal obligation at its amortized cost value to the Fund plus accrued interest, if any. Stand-by commitments may be exercisable by a Fund at any time before the maturity of the underlying municipal obligations and may be sold, transferred or assigned only with the instruments involved.

The Funds expect that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for municipal obligations which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held by a Fund will not exceed  1/2 of 1% of the value of such Fund’s total assets calculated immediately after each stand-by commitment is acquired.

The Funds intend to enter into stand-by commitments only with dealers, banks and broker-dealers which, in the Advisor’s opinion, present minimal credit risks. The Tax-Free Bond Fund and the Tax-Free Money Market Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. The acquisition of a stand-by commitment will not affect the valuation of the underlying municipal obligation. The actual stand-by commitment will be valued at zero in determining net asset value. Accordingly, where a Fund pays directly or indirectly for a stand-by commitment, its cost will be reflected as an unrealized loss for the period during which the commitment is held by such Fund and will be reflected as a realized gain or loss when the commitment is exercised or expires.

Stock Index Futures, Options on Stock and Bond Indices and Options on Stock and Bond Index Futures Contracts. The Equity Funds, the Asset Allocation Fund - Balanced, the Bond Fund and the Tax-Free Bond Fund may enter into stock index futures contracts, and purchase and sell options on stock and bond indices and options on stock and bond index futures contracts as described in the applicable Prospectus. The Funds may use such options on futures contracts in connection with its hedging strategies in lieu of purchasing and selling the underlying futures or purchasing and writing options directly on the underlying securities or indices. For example, such Funds may purchase put options or write call options on stock and bond index futures, rather than selling futures contracts, in anticipation of a decline in general stock or bond market prices or purchase call options or write put options on stock or bond index futures, rather than purchasing such futures, to hedge against possible increases in the price of securities which such Funds intend to purchase.

A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks included. Some stock index futures contracts are based on broad market indices, such as the Standard & Poor’s 500 or the New York Stock Exchange Composite Index. In contrast, certain exchanges offer futures contracts on narrower market indices, such as the Standard & Poor’s 100 or indices based on an industry or market segment, such as oil and gas stocks. A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made.

A bond index assigns relative values of the bonds included in the index and the index fluctuates with changes in the market values of the bonds included. The Chicago Board of Trade has designed a futures contract based on the Bond Buyer Municipal Bond Index. This Index is composed of 40 term revenue and general obligation bonds and its composition is updated regularly as new bonds meeting the criteria of the Index are issued and existing bonds mature. The Index is intended to provide an accurate indicator of trends and changes in the municipal bond market. Each bond in the Index is independently priced by six dealer-to-dealer municipal bond brokers daily. The 40 prices then are averaged and multiplied by a coefficient. The coefficient is used to maintain the continuity of the Index when its composition changes.

Options on stock and bond indices are similar to options on specific securities, described above, except that, rather than the right to take or make delivery of the specific security at a specific price, an option on a stock or bond index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of that stock or bond index is greater than, in the case of a call option, or less than, in the case of a put option, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike options on specific securities, all settlements of options on stock or bond indices are in cash, and gain or loss depends on general movements in the stocks included in the index rather than price movements in particular stocks.

A Fund will sell index futures contracts in order to offset a decrease in market value of its portfolio securities that might otherwise result from a market decline. A Fund will purchase index futures contracts in anticipation of purchases of securities. In a substantial majority of these transactions, a Fund will purchase such securities upon termination of the long futures position, but a long futures position may be terminated without a corresponding purchase of securities.

In addition, a Fund may utilize index futures contracts in anticipation of changes in the composition of its portfolio holdings. For example, in the event that a Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. A Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of the portfolio will decline prior to the time of sale.

For example, if the Advisor expects general stock or bond market prices to rise, it might enter into a long stock index futures contract, or purchase a call option on that index, as a hedge against an increase in prices of particular securities it ultimately wants to buy. If in fact the index does rise, the price of the particular securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of the relevant Fund’s futures contract or index option resulting from the increase in the index. If, on the other hand, the Advisor expects general stock or bond market prices to decline, it might take a short position in a futures contract, or purchase a put option, on the index. If that index does in fact decline, the value of some or all of the securities in the relevant Fund’s portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Fund’s position in such futures contract or put option.

Stripped Securities. The Asset Allocation Fund-Balanced, the Bond Fund and the Money Market Funds may acquire U.S. government obligations and their unmatured interest coupons that have been separated (“stripped”) by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. government obligations, the holder will resell the stripped securities in custodial receipt programs. The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a single future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are ostensibly owned by the bearer or holder), in trust on behalf of the owners. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. government obligations for Federal tax and securities purposes. The Funds are not aware of any binding legislative, judicial or administrative authority on this issue.

Only instruments that are stripped by the issuing agency will be considered U.S. government obligations. Securities that are stripped by their holder do not qualify as U.S. government obligations.

The U.S. Treasury Department facilitates transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on U.S. Treasury securities through the Federal Reserve book-entry recordkeeping system. The Federal Reserve program as established by the U.S. Treasury Department is known as “STRIPS” or “Separate Trading of Registered Interest and Principal of Securities.” Under the STRIPS program, a Fund is able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry recordkeeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

Certain types of stripped securities will normally be considered illiquid instruments and will be acquired subject to the limitation on illiquid investments unless the Advisor determines them to be liquid under guidelines established by the Board.

In addition, the Asset Allocation Fund - Balanced, the Bond Fund and the Money Market Funds may invest in stripped mortgage-backed securities (“SMBS”), which represent beneficial ownership interests in the principal distributions and/or the interest distributions on mortgage assets. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. One type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most common case, one class of SMBS will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class).

The original principal amount, if any, of each SMBS class represents the amount payable to the holder thereof over the life of such SMBS class from principal distributions of the underlying mortgage assets, which will be zero in the case of an IO class. Interest distributions allocable to a class of SMBS, if any, consist of interest at a specified rate on its principal amount, if any, or its notional principal amount in the case of an IO class. The notional principal amount is used solely for purposes of the determination of interest distributions and certain other rights of holders of such IO class and does not represent an interest in principal distributions of the mortgage assets.

Yields on SMBS will be extremely sensitive to the prepayment experience of the underlying mortgage loans, and there are other associated risks. For IO classes of SMBS and SMBS that were purchased at prices exceeding their principal amounts there is a risk that a Fund may not fully recover its initial investment.

The determination of whether a particular government-issued IO or PO backed by fixed-rate mortgages is liquid may be made under guidelines and standards established by the Board. Such securities may be deemed liquid if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of a Fund’s net asset value per share.

Supranational Bank Obligations. Each of the Asset Allocation Fund-Balanced, the Bond Fund and the Money Market Funds may invest in supranational bank obligations. Supranational banks are international banking institutions designed or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., The World Bank). Obligations of supranational banks may be supported by appropriated but unpaid commitments of their member countries, and there is no assurance that these commitments will be undertaken or met in the future.

U.S. Government Obligations. Each of the Funds may purchase obligations issued or guaranteed by the U.S. government and U.S. government agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. government, such as those of GNMA, are supported by the full faith and credit of the U.S. Treasury. Others, such as those of FNMA, are supported by the right of the issuer to borrow from the U.S. Treasury; and still others, such as those of FHLMC and the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality issuing the obligation. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored instrumentalities if it is not obligated to do so by law. Examples of the types of U.S. government obligations that may be acquired by the Funds include without limitation U.S. Treasury bills, U.S. Treasury notes and U.S. Treasury bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, FNMA, GNMA, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, FHLMC, Federal Intermediate Credit Banks and Maritime Administration.

U.S. Treasury securities differ in their interest rates, maturities and times of issuance. Treasury bills have initial maturities of one year or less, Treasury notes have initial maturities of one to ten years and Treasury bonds generally have initial maturities greater than ten years. A portion of the U.S. Treasury securities purchased by the Money Market Funds may be “zero coupon” Treasury securities. These are U.S. Treasury notes and bonds which have been stripped of their unmatured interest coupons and receipts or which are certificates representing interests in such stripped debt obligations and coupons. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. A zero coupon security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value (sometimes referred to as a “deep discount” price).

The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received if prevailing interest rates rise. For this reason, zero coupon securities are subject to substantially greater market price fluctuations during periods of changing prevailing interest rates than are comparable debt securities which make current distributions of interest. Current Federal tax law requires that a holder (such as a Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year.

Certain banks and brokerage firms have separated (“stripped”) the principal portions (“corpus”) from the coupon portions of the U.S. Treasury bonds and notes and sell them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are generally held by a bank in a custodial or trust account). The Money Market Funds will not purchase any such receipts or certificates representing stripped corpus or coupon interests in U.S. Treasury securities sold by banks and brokerage firms. The Money Market Funds will only purchase zero coupon Treasury securities that have been stripped by the Federal Reserve Bank. See “Stripped Securities” above for more information on these types of securities.

Variable Amount Master Demand Notes. Each of the Funds may purchase variable amount master demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Although the notes are not normally traded and there may be no secondary market in the notes, a Fund may demand payment of the principal of the instrument at any time. The notes are not typically rated by credit rating agencies, but issuers of variable amount master demand notes must satisfy the same criteria as set forth above for issuers of commercial paper. If an issuer of a variable amount master demand note defaulted on its payment obligation, a Fund might be unable to dispose of the note because of the absence of a secondary market and might, for this or other reasons, suffer a loss to the extent of the default. The Money Market Funds may invest in variable amount master demand notes only when the Advisor deems the investment to involve minimal credit risks.

Variable or Floating Rate Instruments. Debt instruments in which the Funds invest may be structured to have variable or floating interest rates. A floating rate security is a security the terms of which provide for the adjustment of its interest rate whenever a specified interest rate changes and that, at any time until the final maturity of the instrument or period remaining until the principal can be recovered through demand, can reasonably be expected to have a market value that approximates its amortized cost. A variable rate security is a security the terms of which provide for the adjustment of its interest rate on set dates (such as the last day of a month or calendar quarter) and that, upon each adjustment until the final maturity of the instrument or the period remaining until the principal amount can be recovered through a demand, can reasonably be expected to have a market value that approximates its amortized cost. Variable or floating rate obligations purchased by a Fund may have stated maturities in excess of a Fund’s maturity limitation if the Fund can demand payment of the principal of the instrument at least once during such period on not more than thirty days’ notice (this demand feature is not required if the instrument is guaranteed by the U.S. government or an agency thereof). These instruments may include variable amount master demand notes that permit the indebtedness to vary in addition to providing for periodic adjustments in the interest rates. The Advisor will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instrument is subject to a demand feature, will continuously monitor their financial ability to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument is equivalent to the quality standards applicable to a Fund, the issuer’s obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. The Money Market Funds will invest in variable and floating rate instruments only when the Advisor deems the investment to involve minimal credit risk.

Variable or floating rate securities held by a Fund will be subject to the Fund’s limitation on illiquid investments when the Fund may not demand payment of the principal amount within seven days absent a reliable trading market.

In determining average weighted portfolio maturity of a Fund, short-term variable or floating rate securities are deemed to have a maturity equal to the earlier of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand. For purposes of this paragraph, “short-term” with respect to a security means that the principal amount, in accordance with the terms of the security, must unconditionally be paid in 397 calendar days or less.

In determining average weighted portfolio maturity of a Fund, long-term variable or floating rate securities are deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand. For purposes of this paragraph, “long-term” with respect to a security means that the principal amount of the security is scheduled to be paid in more than 397 days.

Variable or floating rate government securities where the variable rate of interest is readjusted no less frequently than every 762 days shall be deemed to have a maturity equal to the period remaining until the next interest rate readjustment.

When calculating a Money Market Fund’s dollar-weighted average portfolio maturity, floating rate securities are deemed to have a maturity of one day, and variable rate securities are deemed to have a maturity equal to the lesser of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

When-Issued Purchases and Forward Commitments (Delayed-Delivery Transactions). When-issued purchases and forward commitments (known as delayed-delivery transactions) are commitments by a Fund to purchase or sell particular securities with payment and delivery to occur at a future date (perhaps one or two months later). These transactions permit a Fund to lock-in a price or yield on a security, regardless of future changes in interest rates.

When a Fund agrees to purchase securities on a when-issued or forward commitment basis, a Fund will designate on its records cash or liquid assets equal to the amount of the commitment on the settlement date. Normally, a Fund will designate portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to designate additional assets in order to ensure that the value of such assets remains equal to the amount of the Fund’s commitments.

If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases, a Fund may realize a taxable capital gain or loss. When a Fund has sold a security pursuant to one of these transactions, the Fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or suffer a loss.

When a Fund engages in when-issued and forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in a Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

A when-issued or delayed delivery transaction includes a “to be announced” transaction in which a seller agrees to deliver a security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the purchaser agrees to accept any security that meets specified terms. For example, in a TBA mortgage-backed transaction, the purchaser and the seller would agree upon the issuer, coupon rate and terms of the underlying mortgages. The seller would not identify the specific underlying mortgages until it delivers mortgages that meet the specified terms.

In some cases, a Fund may sell a security on a delayed delivery basis that it does not own, which may subject the Fund to additional risks generally associated with short sales. Among other things, the market price of the security may increase after the Fund enters into the delayed delivery transaction, and the Fund will suffer a loss when it purchases the security at a higher price in order to make delivery. In addition, the Fund may not always be able to purchase the security it is obligated to deliver at a particular time or at an acceptable price.

The market value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their market value, are taken into account when determining the net asset value of a Fund starting on the day the Fund agrees to purchase the securities. A Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

Yields and Ratings. The yields on certain obligations, including the money market instruments in which each Fund may invest (such as commercial paper and bank obligations), are dependent on a variety of factors, including general money market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of S&P®, Moody’s, Fitch and other NRSROs represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices.

The Cash Investment Fund will not invest more than 5% of its total assets in securities rated in the second highest rating category by such NRSROs and will not invest more than 1% of its total assets in such securities of any one issuer. Each of the Cash Investment Fund and Tax-Free Money Market Fund intends to limit investments in the securities of any single issuer (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) to not more than 5% of the Fund’s total assets at the time of purchase, provided that the Fund may invest up to 25% of its total assets in the securities of any one issuer rated in the highest rating category by an NRSRO for a period of up to three business days. Unrated and certain single rated securities (other than U.S. government securities) may be purchased by the Money Market Funds, but are subject to a determination by the Advisor, in accordance with procedures established by the Board, that the unrated and single rated securities are of comparable quality to the appropriate rated securities.

Subsequent to its purchase by a Fund, an unrated security may be rated, a rated security may cease to be rated, or a rated security’s rating may be reduced. The Board or the Advisor pursuant to guidelines established by the Board, will consider such an event in determining whether the Fund involved should continue to hold the security in accordance with the interests of the Fund and applicable regulations of the SEC.

Government Intervention in Financial Markets. Recent instability in the financial markets has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Funds invest, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Funds themselves are regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Funds’ portfolio holdings. Furthermore, volatile financial markets can expose the Funds to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Funds. The Funds have established procedures to assess the liquidity of portfolio holdings and to value instruments for which market prices may not be readily available. MCM will monitor developments and seek to manage the Funds in a manner consistent with achieving each Fund’s investment objective, but there can be no assurance that it will be successful in doing so.

Disclosure of Portfolio Holdings. The Board has adopted policies regarding disclosure of the Munder Funds’ portfolio holdings information. These policies generally prohibit the Munder Funds, MCM, and any sub-advisor to the Munder Funds from disclosing any information concerning the Munder Funds’ portfolio holdings to any third party earlier than the day next following the day on which the information is publicly disclosed.

Each Fund publicly discloses a complete uncertified list of its portfolio holdings as of the end of each calendar month. A Fund generally does not disclose the list of its portfolio holdings earlier than 30 days after the end of such month, but may do so at the discretion of the Fund’s officers. Each Fund may also publicly disclose other information from which the Fund’s specific portfolio holdings could be derived as of the end of each calendar month not earlier than 15 days after the end of such month. This other information may include the Fund’s top ten holdings, sector information and other identifiable holdings information. Each Fund may choose to publish its portfolio holdings and other identifiable holdings information less frequently or not at all, except to the extent required to be disclosed by applicable law. Each Fund will make its portfolio holdings information available to the general public on the Munder Funds website (www.munder.com).

Prior to the time that a Fund’s portfolio holdings information is publicly disclosed, MCM or any sub-advisors to the Munder Funds may disclose any and all portfolio holdings information to the following categories of persons, subject to the applicable conditions:

Service providers. The Funds may disclose portfolio holdings information to the Funds’ primary service providers (i.e., the Funds’ advisor, sub-advisors, custodian, distributor, fund accountant, administrator, sub-administrator, independent public accountants, and external legal counsel) and to other service providers (such as proxy voting services, pricing information vendors, broker-dealers who effect portfolio securities transactions, broker-dealers who provide pricing information, and providers of printing and/or regulatory filing services) who need access to such information to perform services for the benefit of the Funds. Portfolio holdings information will be disclosed to a service provider to the extent and as frequently as necessary to allow such service provider to perform its duties and responsibilities which may be immediate with no lag time. The service providers are subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law and/or contract. The Funds’ current primary service providers are MCM, World (with respect to the Index Funds), State Street Bank and Trust Company, Funds Distributor, LLC, PNC Global Investment Servicing, Ernst &Young LLP, Dechert LLP, and Morgan, Lewis & Bockius LLP. Other service providers who routinely receive portfolio holdings information from the Funds are ISS Governance Services, FT Interactive, Reuters, Thomsen Financial/ILX, Bear Stearns, WM Company, R.R. Donnelley and Bowne & Co.

Other. The Funds, MCM or any sub-advisors to the Munder Funds may disclose portfolio holdings information to other individuals or entities, but only if the following conditions have been met: (1) a written request for disclosure prior to public dissemination must be submitted to and approved in writing by either the President or a Vice President of the Munder Funds and MCM’s Legal Department; (2) the President or a Vice President of the Munder Funds and MCM’s Legal Department must determine that the requested disclosure would serve a legitimate business purpose of the Funds and is in the best interests of a Fund and its shareholders; (3) the portfolio holdings information must be disclosed pursuant to the terms of a written confidentiality agreement between the recipient and a Fund, unless such disclosure is otherwise required by applicable law; and (4) none of the Munder Funds, the Munder Funds’ investment advisers, or their affiliates may receive compensation or other consideration in connection with an arrangement to make available information about the Fund’s portfolio holdings. In determining whether the requested disclosure is in the best interest of Fund shareholders, the President or Vice President of the Munder Funds, as applicable, and MCM’s Legal Department will take into consideration the likelihood that, and the extent to which, the disclosure of such information may be used in a harmful or abusive manner by the recipient. In the event of a conflict between the interests of the Munder Funds and their shareholders, on the one hand, and those of MCM, any sub-advisor to the Munder Funds, the Munder Funds’ principal underwriter, or any affiliated person of the Munder Funds, MCM, any sub-advisor to the Munder Funds or the Munder Funds’ principal underwriter, on the other hand, the conflict shall be resolved in favor of the interests of the Munder Funds and their shareholders.

The terms of any confidentiality agreement entered into will generally provide, among other things, that (1) the portfolio holding information is the confidential property of the Munder Funds and may not be shared or used directly or indirectly for any purpose except as expressly provided in the confidentiality agreement; (2) the recipient agrees to limit access to the portfolio holdings information to its employees (and agents) who, on a need to know basis, (a) are authorized to have access to the portfolio holdings information and (b) are subject to confidentiality obligations, including a duty not to trade on non-public information; and (3) the recipient does not distribute the portfolio holdings or result of the analysis to third parties, other departments or person who are likely to use the information for purposes of purchasing or selling the Munder Funds prior to the day next following the public disclosure of such portfolio holdings information.

The types of individuals or entities to whom MCM, a sub-advisor, or the Funds might disclose portfolio holdings information prior to public disclosure subject to the conditions described above could include mutual fund evaluation services and due diligence departments of broker-dealers and wirehouses. These services and departments regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes including style, capitalization, maturity, yield, beta, etc. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. This is not meant to be an exclusive list and MCM, a sub-advisor and/or the Funds may disclose portfolio holdings to other types of third parties so long as the conditions described above are satisfied.

As of the date of this SAI, the Mid-Cap Core Growth Fund and the Small-Cap Value Fund each had an ongoing arrangement to provide the following information to ING Life Insurance and Annuity Company: total net assets, beta, top ten holdings with weightings, sector and/or industry weightings and asset allocation of the Fund. Such information is as of the last day of a month and is provided to ING on the 15th day of the next month. ING uses such information in preparing information materials for its retirement programs in which the Funds are investment options. ING has agreed not to release to any third party any material which includes such data until the day after complete lists of the Funds’ holdings as of the date of the information provided to ING are made publicly available. The disclosure of this information is subject to a confidentiality agreement between the Funds and ING, the terms of which include the terms described above.

As of the date of this SAI, the Cash Investment Fund and the Tax-Free Money Market Fund each had an ongoing arrangement to provide a full list of the portfolio holdings of the respective Fund on a daily basis to Goldman Sachs Asset Management, L.P. in connection with the consideration of a transaction involving the transfer of a portion of the Funds’ assets. The disclosure of the information was subject to a confidentiality agreement the terms of which include the terms described above.

Portfolio managers, analysts and other senior officers or spokespersons of MCM, any sub-advisor to the Munder Funds or the Munder Funds are permitted to disclose or confirm the ownership of any individual portfolio holding to reporters, brokers, shareholders, consultants or other interested persons provided that such information already has been publicly disclosed. MCM or a sub-advisor may periodically distribute lists of portfolio holdings held by the Munder Funds for the purpose of facilitating efficient trading of such securities and receipt of relevant research. The information on such lists shall be as of month end and will not be distributed until the day next following the public disclosure of the portfolio holdings.

The Board receives reports at its quarterly meetings concerning disclosure by the Munder Funds of portfolio holdings information. The Board, MCM or a sub-advisor may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio holdings information beyond those found in the Munder Funds’ policies. The policies may not be waived, nor may exceptions be made without the approval of MCM’s Legal Department. All waivers and exceptions will be disclosed to the Board no later than its next regularly scheduled quarterly meeting. All material amendments to the policies will be submitted to the Board for approval or ratification.

RISK FACTORS AND SPECIAL CONSIDERATIONS - INDEX FUNDS

Traditional methods of fund investment management typically involve relatively frequent changes in a portfolio of securities on the basis of economic, financial and market analysis. None of the Index Funds is managed in this manner. Instead, with the aid of a computer program, World purchases and sells securities for each Index Fund in an attempt to produce investment results that substantially duplicate the investment composition and performance of each Index Fund’s respective corresponding index, taking into account redemptions, sales of additional Index Fund shares, and other adjustments as described below.

Each Index Fund generally expects to hold all of the stocks included in the relevant corresponding index on the basis of each stock’s weighted capitalization in such index. World does not intend to screen securities for investment by an Index Fund by traditional methods of financial and market analysis; however World may remove stocks of companies which exhibit extreme financial distress or which may impair for any reason an Index Fund’s ability to achieve its investment objective. If an issuer drops in ranking, or is eliminated entirely from an Index Fund’s corresponding index, World may be required to sell some or all of the common stock of such issuer then held by the Index Fund. Such sales of portfolio securities may be made at times when, if World were not required to effect purchases and sales of portfolio securities in accordance with the corresponding index, the securities might not be sold. These sales may result in lower prices for such securities than may have been realized or in losses that may not have been incurred if World were not required to effect the purchases and sales. The failure of an issuer to declare or pay dividends, the institution against an issuer of potentially materially adverse legal proceedings, the existence or threat of defaults materially and adversely affecting an issuer’s future declaration and payment of dividends, or the existence of other materially adverse credit factors will not necessarily be the basis for the disposition of portfolio securities, unless such event causes the issuer to be eliminated entirely from the corresponding index.

Redemptions of a substantial number of shares of an Index Fund could reduce the number of issuers represented in the Index Fund’s investment portfolio, increase trading costs and/or increase hedging activities (such as the purchase or sale of options on indices or futures contracts), which could, in turn, adversely affect the accuracy with which a Fund tracks the performance of the corresponding index.

While each of the Index Funds will invest primarily in the common stocks that constitute their corresponding indexes in accordance with the relative capitalization as described above, it is possible that an Index Fund will from time to time receive, as part of a “spin-off” or other corporate reorganization of an issuer included in a corresponding index, securities that are themselves outside the corresponding index. Such securities will be disposed of by an Index Fund in due course consistent with an Index Fund’s investment objective.

In addition, each of the Index Funds may invest in Standard & Poor’s Depositary Receipts (“SPDRs”). SPDRs are securities that represent ownership in a SPDR Trust, unit investment trusts which are intended to provide investment results that generally correspond to the price and yield performance of an S&P® index. SPDR interest holders are paid a “Dividend Equivalent Amount” that corresponds to the amount of cash dividends accruing to the securities in the SPDR Trust, net of certain fees and expenses charged to the Trust. Because of these fees and expenses, the dividend yield for SPDRs may be less than that of the index it represents. SPDRs are traded on the American Stock Exchange.

Each of the Index Funds may also purchase put and call options on the S&P® stock indices that are traded on national securities exchanges. In addition, each of the Funds may enter into transactions involving futures contracts (and futures options) on these stock indices and may purchase securities of other investment companies that are structured to seek a similar correlation to the applicable S&P® index. These transactions are effected in an effort to have fuller exposure to price movements in the applicable S&P® index pending investment of purchase orders or while maintaining liquidity to meet potential shareholder redemptions. Transactions in option and stock index futures contracts may be desirable to hedge against a price movement in an index at times when an Index Fund is not fully invested in stocks that are included in that index. For example, by purchasing a futures contract, the S&P® MidCap Index Equity Fund may be able to reduce the potential that cash inflows will disrupt its ability to track the S&P MidCap 400® Index, since the futures contracts may serve as a temporary substitute for stocks which may then be purchased in an orderly fashion. Similarly, because futures contracts only require a small initial margin deposit, the S&P® MidCap Index Equity Fund may be able, as an effective matter, to be fully invested in the S&P MidCap 400® Index while keeping a cash reserve to meet potential redemptions.

None of the Index Funds is sponsored, endorsed, sold or promoted by S&P®. S&P® makes no representation or warranty, express or implied, to the owners of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the S&P 500®, S&P MidCap 400® or the S&P SmallCap 600® to track general stock market performance. S&P® ’s only relationship to the Index Funds is the licensing of certain trademarks and trade names of S&P® and of the indexes which are determined, composed and calculated by S&P® without regard to the Funds. S&P® has no obligation to take the needs of the Trust or the owners of the Index Funds into consideration in determining, composing or calculating the indexes. S&P® is not responsible for and has not participated in the determination of the prices and amount of the Funds or the timing of the issuance or sale of the Index Funds or in the determination or calculation of the equation by which the Index Funds are to be converted into cash. S&P® has no obligation or liability in connection with the administration, marketing or trading of the Index Funds.

S&P® does not guarantee the accuracy and/or the completeness of the indexes or any data included therein and S&P® shall have no liability for any errors, omissions, or interruptions therein. S&P® makes no warranty, express or implied, as to results to be obtained by the Index Funds, owners of the Index Funds, or any other person or entity from the use of the indexes or any data included therein. S&P® makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the indexes or any data included therein. Without limiting any of the foregoing, in no event shall S&P® have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

“Standard & Poor’s®”, “S&P®”, “S&P MidCap 400®”, “Standard & Poor’s MidCap 400”, “400”, “S&P SmallCap 600®”, “Standard & Poor’s SmallCap 600” and “600” are trademarks of McGraw-Hill Companies, Inc. and have been licensed for use by the Trust.

INVESTMENT POLICIES

Each Fund is subject to the investment policies enumerated in this section, which may be changed with respect to a particular Fund only by a vote of the holders of a majority of such Fund’s outstanding shares (as defined under “Other Information-Shareholder Approvals”).

Each Fund:

1.	May not issue any senior security, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Among other things, this would permit a Fund to: (i) enter into commitments to purchase securities in accordance with a Fund’s investment program, including, without limitation, reverse repurchase agreements, delayed delivery securities and when-issued securities, to the extent permitted by its investment program and other restrictions; (ii) engage in short sales of securities to the extent permitted in its investment program and other restrictions; and (iii) purchase or sell futures contracts and related options to the extent permitted by its investment program and other restrictions;

2.	May not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

3.	May not act as an underwriter of securities within the meaning of the 1933 Act, except as permitted under the 1933 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Among other things, to the extent that the Fund may be deemed to be an underwriter within the meaning of the 1933 Act, this would permit a Fund to act as an underwriter of securities in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment objective, investment policies and investment program;

4.	May not purchase or sell real estate or any interests therein, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Notwithstanding this limitation, a Fund may, among other things: (i) acquire or lease office space for its own use; (ii) invest in securities of issuers that invest in real estate or interests therein; (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; or (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities;

5.	May not purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

6.	May not make loans, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Notwithstanding this limitation, a Fund may, among other things: (i) enter into repurchase agreements, (ii) lend portfolio securities; and (iii) acquire debt securities without being deemed to be making a loan;

7.	Shall be a “diversified company” as that term is defined in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time; and

8.	May not “concentrate” its investments in a particular industry (except those Funds listed below), except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction from time to time, provided that, without limiting the generality of the foregoing: (a) this limitation will not apply to a Fund’s investments in: (i) securities of other investment companies; (ii) securities issued or guaranteed as to principal and/or interest by the U.S. government, its agencies or instrumentalities; (iii) with respect to the Money Market Funds only, instruments issued by domestic branches of U.S. banks (including U.S. branches of foreign banks subject to regulation under U.S. laws applicable to domestic banks and, to the extent that its parent is unconditionally liable for the obligation, foreign branches of U.S. banks); or (iv) repurchase agreements (collateralized by the instruments described in clause (ii) and, with respect to the Money Market Funds, clause (iii)); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to the financing activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

(i)	the Energy Fund may concentrate in securities of companies that are primarily engaged in energy-related businesses;

(ii)	the Healthcare Fund may concentrate its investments in securities of issuers conducting their principal business activities in healthcare industries;

(iii)	the Internet Fund may concentrate in securities of companies engaged in the research, design, development, manufacturing or distribution of products, processes or services for use with Internet-related businesses;

(iv)	the Technology Fund may concentrate in securities of companies that are primarily engaged in the technology-related businesses;

If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of a Fund’s investments will not constitute a violation of such limitation, except that any borrowing by a Fund that exceeds the fundamental investment limitations stated above must be reduced to meet such limitations within the period required by the 1940 Act (currently three days). In addition, if a Fund’s holdings of illiquid securities exceeds 15% of net assets (10% for the Money Market Funds) because of changes in the value of the Fund’s investments, the Fund will take action to reduce its holdings of illiquid securities within a time frame deemed to be in the best interest of the Fund. Otherwise, a Fund may continue to hold a security even though it causes the Fund to exceed a percentage limitation because of fluctuation in the value of the Fund’s assets.

TEMPORARY DEFENSIVE POSITION

During periods of unusual economic or market conditions or for temporary defensive purposes or liquidity, each Fund (other than the Index Funds) may invest without limit in cash and in U.S. dollar-denominated high quality money market and other short-term instruments, including ETFs. These investments may result in a lower yield than would be available from investments with a lower quality or longer term.

NEW FUND RISK

The Multi-Cap Growth Fund is a new Fund with limited operating history and thus may involve additional risk. For example, there can be no assurance that the new Fund will grow to or maintain an economically viable size. If that were to happen, the Board of Trustees may determine to liquidate the Fund. Although the interest of shareholders in the Fund is the principal concern of the Board, in the event the Board determined to liquidate the Fund, the timing of any possible liquidation might not be favorable to certain individual shareholders.

MANAGEMENT OF THE FUNDS

Each of MST and MST II is supervised by the Board, which is responsible for representing the interests of the shareholders. The Board meets periodically throughout the year to oversee the Funds’ activities.

Trustees and Officers. Information about the Trustees and officers of the Funds, including their business addresses, ages and principal occupations during the past five years, and other directorships of publicly traded companies or funds, are as set forth in the table below. A Trustee is deemed to be a “Non-Interested Trustee” to the extent the Trustee is not an “interested person” of the Funds (as that term is defined in Section 2(a)(19) of the 1940 Act). As used herein, the terms “Munder Funds” and “Fund Complex” consist of 26 portfolios, each of which is a series of MST or MST II.

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Non-Interested Trustees

Thomas D. Eckert c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 61	Trustee and Chairman	Indefinite; Trustee since 2/93, Chairman since 11/04	President and Chief Executive Officer, Capital Automotive Real Estate Services, Inc. (real estate investment operating company specializing in retail automotive properties) (since 12/05); Director, President and Chief Executive Officer, Capital Automotive REIT (real estate investment trust specializing in retail automotive properties) (10/97 to 12/05).	26	DuPont Fabros Technology, Inc. (real estate investment trust) (since 10/07)

John Rakolta, Jr. c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 61	Trustee and Vice Chairman	Indefinite; since 2/93	Chairman and Chief Executive Officer, Walbridge Aldinger Company (construction/real estate company) (since 1991).	26	None

David J. Brophy c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 72	Trustee	Indefinite; since 5/93	Professor of Finance, Stephen M. Ross School of Business – University of Michigan (since 8/66); Chief Financial Officer and Director, Asia Automotive Acquisition Corporation (blank check company) (6/05 to 6/08).	26	Nighthawk Radiology Holdings, Inc. (since 3/04); Tongxin International Ltd. (manufacturer of automotive body parts) (since 7/08).

Joseph E. Champagne c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 70	Trustee	Indefinite; since 11/89	Vice President, Macomb Community College (since 7/01); Dean, Macomb Community College (since 9/97).	26	None

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
John Engler c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 60	Trustee	Indefinite; since 2/03	President and Chief Executive Officer, National Association of Manufacturers (public advocacy for manufacturing) (since 10/04); President of State and Local Government/Vice President of Government Solutions for North America, Electronic Data Systems Corp. (computer services) (1/03 to 8/04); Governor of the State of Michigan (1/91 to 1/03).	26	Universal Forest Products, Inc. (manufacturer and distributor of lumber products) (since 1/03); Northwest Airlines (since 4/03).

Lisa A. Payne c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 49	Trustee	Indefinite; since 3/05	Director, Vice Chairman and Chief Financial Officer of Taubman Centers, Inc. (real estate investment trust specializing in developing and operating regional shopping centers) (since 6/05); Director, Executive Vice President, Chief Financial Officer and Chief Administrative Officer of Taubman Centers, Inc. (1/97 to 6/05).	26	Taubman Centers, Inc. (real estate investment trust) (since 1/97); Masco Corporation (manufacturer of home improvement and building products) (since 12/06).

Arthur T. Porter c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 52	Trustee	Indefinite; since 2/01	Executive Director, McGill University Health Centre (since 4/04); Chairman and Chief Executive Officer, University Radiation Oncology Physicians PC, Griffon Companies (10/03 to 4/04); President and Chief Executive Officer of the Detroit Medical Center (3/99 to 9/03).	26	Adherex Technologies, Inc. (biopharma- ceutical company) (since 3/04); Air Canada (since 10/06).
Interested Trustee

Michael T. Monahan(3) c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 69	Trustee	Indefinite; since 8/00	President of Monahan Enterprises, LLC (consulting company) (since 6/99).	26	CMS Energy Corporation (energy company) (since 12/02).

(1)	The Trustee may serve until his/her death, resignation, removal or retirement. Pursuant to the By-Laws, any Trustee shall retire as Trustee at the end of the calendar year in which he/she attains the age of 75 years.

(2)	Length of time served is measured from the earliest date of service as a Trustee of any of the Munder Funds or their predecessors.

(3)	Mr. Monahan is an “interested person” as defined under the 1940 Act. Mr. Monahan owns stock in and receives retirement and health benefits from Comerica, which is the indirect parent company of World. Prior to December 29, 2006, Comerica was also the indirect parent company of the Advisor.

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years
Officers

John S. Adams 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 50	President and Principal Executive Officer	through 2/09; since 4/06

Chief Executive Officer and Chief Investment Officer of Munder Capital Management (investment advisor) (since 12/06); Chief Executive Officer of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); President and Chief Investment Officer of Pierce Street Advisors, LLC (investment advisor) (since 3/06); President and Chief Investment Officer of Munder Capital Management (investment advisor) (3/06 to 12/06); Managing Director and Chief Investment Officer, Equities of Munder Capital Management (12/04 to 3/06); Senior Portfolio Manager of Munder Capital Management (6/87 to 12/04).

Stephen J. Shenkenberg 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 50	Vice President, Secretary, Chief Legal Officer and Chief Compliance Officer	through 2/09; since 8/00

Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Management (investment advisor) (since 2/05); Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); General Counsel and Chief Compliance Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Executive Vice President and General Counsel of Munder Capital Management (7/00 to 2/05); Director of Diversified Strategy Hedge Fund, Ltd. (since 1/06).

Peter K. Hoglund 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 42	Vice President and Principal Financial Officer	through 2/09; since 2/01

Managing Director and Chief Financial Officer of Munder Capital Management (investment advisor) (since 9/08); Managing Director, Chief Financial Officer and Treasurer of Munder Capital Holdings, LLC (investment advisor holding company) (since 9/08); Chief Administrative Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Managing Director and Chief Administrative Officer of Munder Capital Management (2/05 to 9/08); Managing Director, Chief Administrative Officer and Treasurer of Munder Capital Holdings, LLC (12/06 to 9/08); Chief Administrative Officer of Munder Capital Management (5/00 to 2/05).

David W. Rumph 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 37	Treasurer and Principal Accounting Officer	through 2/09; since 8/08

Director, Mutual Fund Treasury Oversight of Munder Captial Management (investment advisor) (since 7/08); Manager, Mutual Fund Treasury Administration of Munder Captial Management (10/07 to 7/08); Senior Mutual Fund Treasury Analyst of Munder Capital Management (4/01 to 10/07).

Bradford E. Smith 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 36	Assistant Treasurer	through 2/09; since 5/00	Director of Mutual Fund Operations of Munder Capital Management (investment advisor) (since 3/01).

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years
Kevin R. Kuhl 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 32	Assistant Treasurer	through 2/09; since 8/04

Director, Accounting of Munder Captial Management (investment advisor) (since 7/08); Manager of Mutual Fund Administration of Munder Capital Managment (1/08 to 07/08) Senior Mutual Fund Treasury Analyst of Munder Captial Management (10/07 to 1/08); Mutual Fund Treasury Analyst of Munder Capital Management (5/02 to 10/07).

Melanie Mayo West 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 41	Assistant Secretary	through 2/09; since 8/01	Associate General Counsel of Munder Capital Management (investment advisor) (since 11/00).

Mary Ann C. Shumaker 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 54	Assistant Secretary	through 2/09; since 8/99	Assistant Secretary of Munder Capital Management (investment advisor) (since 2/05); Associate General Counsel of Munder Capital Management (since 3/98).

Amy D. Eisenbeis 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 44	Assistant Secretary	through 2/09; since 2/05	Associate General Counsel of Munder Capital Management (investment advisor) (since 10/04).

(1)	The officers are elected annually by the Board.

(2)	Length of time served is measured from the earliest date of service as an officer of any of the Munder Funds or their predecessors.

Standing Committees of the Board. The Board of Trustees has a standing Audit Committee presently consisting of Dr. Brophy (Chairman of the Committee), Dr. Porter and Mr. Rakolta. All are members of the Board and are currently not “interested” persons (as defined in the 1940 Act) of the Funds. The Board has adopted a written charter for the Audit Committee. The principal function of the Audit Committee is to oversee the accounting, auditing and financial reporting processes of the Funds. The Audit Committee is responsible for, among other things, (1) recommending, engaging and terminating the Funds’ independent registered public accounting firm (subject to ratification by the Board or shareholders, if required), (2) pre-approving all audit and non-audit services to be provided by the independent registered public accounting firm to the Funds and certain Fund affiliates, (3) reviewing with the independent registered public accounting firm the proposed scope of, and fees for, their audit, the registered public accounting firm’s independence, and the staffing of the audit team of the Funds, (4) receiving and considering a report from the independent registered public accounting firm concerning their conduct of the audit, including any comments or recommendations they might want to make in that connection, (5) considering all critical accounting policies and practices to be used by the Funds and any proposed alternative treatments thereof, and (6) investigating any improprieties or suspected improprieties in the operations of the Funds. The Audit Committee met four times during the last fiscal year of the Funds.

The Board of Trustees has a Board Process and Governance Committee. The Board Process and Governance Committee presently consists of Dr. Champagne (Chairman of the Committee), The Hon. Mr. Engler, Mr. Monahan, Ms. Payne and Dr. Porter. The function of the Board Process and Governance Committee is to review and assess the adequacy of the Board’s ongoing adherence to industry corporate governance best practices and make recommendations as to any appropriate changes;

review and make recommendations to the Board regarding Trustee compensation and expense reimbursement policies; undertake periodically to coordinate and facilitate evaluations of the Board and recommend improvements, as appropriate; and meet with Fund management to review reports and other information concerning the status of the Funds’ operations, procedures and processes. The Board Process and Governance Committee met four times during the last fiscal year of the Funds.

The Board of Trustees has a Nominating Committee. The Nominating Committee presently consists of Mr. Rakolta (Chairman of the Committee), Dr. Brophy, Dr. Champagne, Mr. Eckert and The Hon. Mr. Engler. In the event of any vacancies on or additions to the Board, the Nominating Committee is responsible for (i) identifying and evaluating potential candidates to fill any such vacancy on the Board; (ii) selecting from among the potential candidates a nominee to be presented to the full Board for its consideration; and (iii) recommending to the Board a nominee to fill any vacancy on the Board. The Nominating Committee may seek suggestions for potential nominees to fill positions on the Board as Non-Interested Trustees from any party it deems appropriate. For potential nominees to fill positions on the Board as Interested Trustees, the Nominating Committee will consider the views and recommendations of the Advisor. The Nominating Committee did not meet during the last fiscal year of the Funds.

Shareholders may submit for the Nominating Committee’s consideration, recommendations regarding potential nominees to fill the position of a Non-Interested Trustee on the Board. Each eligible shareholder or shareholder group may submit no more than one nominee each calendar year. In order for the Nominating Committee to consider shareholder submissions, the following requirements must be satisfied regarding the nominee:

1. The nominee must satisfy certain qualifications described below and in the applicable Fund’s organizational documents, including qualification as a possible Non-Interested Trustee.

2. The nominee may not be the nominating shareholder, a member of the nominating shareholder group or a member of the immediate family of the nominating shareholder or any member of the nominating shareholder group.

3. Neither the nominee nor any member of the nominee’s immediate family may be currently employed or employed within the last year by any nominating shareholder entity or entity in a nominating shareholder group.

4. Neither the nominee nor any immediate family member of the nominee is permitted to have accepted directly or indirectly, during the year of the election for which the nominee’s name was submitted, during the immediately preceding calendar year, or during the year when the nominee’s name was submitted, any consulting, advisory, or other compensatory fee from the nominating shareholder or any member of a nominating shareholder group.

5. The nominee may not be an executive officer, director (or person fulfilling similar functions) of the nominating shareholder or any member of the nominating shareholder group, or of an affiliate of the nominating shareholder or any such member of the nominating shareholder group.

6. The nominee may not control the nominating shareholder or any member of the nominating shareholder group (or, in the case of a holder or member that is a fund, an “interested person” of such holder or member as defined by Section 2(a)(19) of the 1940 Act).

7. A shareholder or shareholder group may not submit for consideration a nominee who has previously been considered by the Nominating Committee.

In order for the Nominating Committee to consider shareholder submissions, the following requirements must be satisfied regarding the shareholder or shareholder group submitting the proposed nominee:

1. Any shareholder or shareholder group submitting a proposed nominee must beneficially own, either individually or in the aggregate, more than 5% of the applicable Fund’s securities that are eligible to vote both at the time of submission of the nominee and at the time of the Board member election. Each of the securities used for purposes of calculating this ownership must have been held continuously for at least two years as of the date of the nomination. In addition, such securities must continue to be held through the date of the meeting. The nominating shareholder or shareholder group must also bear the economic risk of the investment and the securities used for purposes of calculating the ownership cannot be held “short.”

2. The nominating shareholder or shareholder group must also submit a certification that provides the number of shares which the person or group has (a) sole power to vote or direct the vote; (b) shared power to vote or direct the vote; (c) sole power to dispose or direct the disposition of such shares and (d) shared power to dispose or direct the disposition of such shares. In addition the certification shall provide that the shares have been held continuously for at least 2 years.

3. Shareholders or shareholder groups submitting proposed nominees must substantiate compliance with the above requirements at the time of submitting their proposed nominee as part of their written submission to the attention of the Nominating Committee. This submission should be provided no later than the first calendar quarter of the current year and must include: (a) the shareholder’s contact information; (b) the nominee’s contact information and the number of applicable Fund shares owned by the proposed nominee; (c) all information regarding the nominee that would be required to be disclosed in solicitations of proxies for elections of directors required by Regulation 14A of the Securities Exchange Act of 1934, as amended (“1934 Act”); and (d) a notarized letter executed by the nominee, stating his or her intention to serve as a nominee and be named in the applicable Fund’s proxy statement, if so designated by the Nominating Committee and the Fund’s Board.

To qualify as a nominee for the Board, individuals, at the time of nomination, should: (i) have substantial expertise, work experience or relationships that would contribute to the overall effectiveness of the Board, including in overseeing the Funds and protecting the interests of the Funds’ shareholders; (ii) have a degree from an accredited university or college in the United States or the equivalent degree from an equivalent institution of higher learning in another country or a certification as a public accountant; (iii) have no criminal convictions (other than traffic violations) or felony or misdemeanor convictions involving the purchase or sale of a security; (iv) not have been the subject of any order, judgment or decree (which was not subsequently reversed, suspended or vacated) of any federal or state authority finding that the individual violated or is in violation of any federal or state securities laws; and (v) not cause the Funds, as determined by the Nominating Committee in consultation with counsel to the Non-Interested Trustees, to be in violation of or not in compliance with: (a) any applicable law, regulation or regulatory interpretation, (b) the applicable Fund’s organizational documents, or (c) any general policy adopted by the Board regarding either the mandatory retirement age of any Board member or the percentage of Board that must be comprised of Non-Interested Trustees.

Management Ownership of the Funds. The following table sets forth, for each Trustee, the aggregate dollar range of equity securities owned of the Funds and of all funds in the Fund Complex overseen by each Trustee as of December 31, 2007.

	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Non-Interested Trustees
John Rakolta, Jr.		Over $100,000
Internet Fund	Over $100,000
All other Funds	None
David J. Brophy		$10,001-$50,000
Internet Fund	$10,001-$50,000
All other Funds	None
Joseph E. Champagne		$50,001-$100,000
Asset Allocation Fund - Balanced	$50,001-$100,000
Bond Fund	$10,001-$50,000
All other Funds	None
Thomas D. Eckert		Over $100,000
International Fund - Core Equity	Over $100,000
Arthur T. Porter		$50,000-$100,000
Asset Allocation Fund - Balanced	$10,000-$50,000
Index 500 Fund	$10,000-$50,000
Micro-Cap Equity Fund	$10,000-$50,000
All other Funds	None
John Engler		Over $100,000
Asset Allocation Fund - Balanced	$10,001-$50,000
Energy Fund	$10,001-$50,000
Index 500 Fund	$10,001-$50,000
International Equity Fund	$10,001-$50,000
International Fund - Core Equity	$10,001-$50,000
Large-Cap Growth Fund	$10,001-$50,000
Large-Cap Value Fund	$10,001-$50,000
Micro-Cap Equity Fund	$10,001-$50,000
Mid-Cap Core Growth Fund	$50,001-$100,000
Small-Cap Value Fund	$10,001-$50,000
All other Funds	None
Lisa A. Payne	None	None*
Interested Trustee
Michael T. Monahan		Over $100,000
Cash Investment Fund	$1-$10,000
Internet Fund	$10,001-$50,000
Micro-Cap Equity Fund	Over $100,000
Small-Cap Value Fund	Over $100,000
Tax-Free Money Market Fund	Over $100,000
All other Funds	Over $100,000

*	Both Mr. Eckert and Ms. Payne participate in the Fund’s deferred compensation plan, through which their compensation as Trustees is valued as if it were invested in shares of the Munder Funds (as described below).

As of the date of this SAI, no officer, director or employee of the Advisor, World, the Custodian, the Distributor, the Administrator, the Sub-Administrator or the Transfer Agent, as defined below, currently receive any compensation from MST or MST II. As of October 1, 2008, the Trustees and officers of the Funds, as a group, owned less than 1% of outstanding shares of each class of each Fund except that they collectively owned 1.85% of the Class Y shares of the Cash Investment Fund, 3.56% of the Class Y shares of the Energy Fund, 1.88% of the Class Y shares of the International Fund—Core Equity, 6.69% of the Class Y shares of the Internet Fund, 1.97% of the Class Y shares of the Large-Cap Value Fund, 1.49% of the Class Y shares of the Micro-Cap Equity Fund, and 4.13% of the Class Y shares of the Technology Fund.

The initial sales charge on Class A shares of the Funds is waived for full-time employees and retired employees of the Advisor or its affiliates, employees of the Funds’ service providers (including without limitation the Custodian, Distributor, Sub-Administrator, Transfer Agent and Legal Counsel, and with respect to Funds that have a sub-advisor, the employees of that Fund’s sub-advisor) and the immediate family members of the foregoing persons. Investors that have an investment account with the Advisor are also eligible for a sales charge waiver.

Compensation. Each Trustee of MST and MSTII is paid quarterly an aggregate fee consisting of a $96,000 annual retainer ($132,000 for the Chairman) for services provided as a Trustee, plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Trustee who is Chairman of a Committee (Audit Committee, Board Process and Governance Committee, and/or Nominating Committee) also receives an annual retainer of $6,000 for such service. For quarters ending prior to October 1, 2007, each Trustee of MST and MSTII was paid an aggregate fee consisting of a $78,000 annual retainer ($114,000 for the Chairman) for services provided as a Trustee, plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Trustee who was Chairman of a Committee also received an annual retainer of $3,000 for such service. In addition, Trustees of MST and MSTII who were also Trustees of The Munder @Vantage Fund (“@Vantage”), which was reorganized on December 14, 2007 with and into the Munder Internet Fund, a series of MST, received a pro rata portion of a $6,000 annual retainer for services provided as a Trustee of @Vantage.

The Board has adopted a deferred compensation plan (“Deferred Compensation Plan”) pursuant to which each Trustee who receives compensation from the Funds of MST and MST II may defer, for a specified period of time, the receipt of all or some portion of the fees earned for Board service. Each Trustee must make his deferral elections prior to January 1 of the calendar year for which fees are to be deferred. Previous deferral elections will automatically remain in effect for subsequent years unless the Trustee makes an alternative election prior to January 1 of the calendar year for which fees are to be deferred. Amounts deferred will be valued as if they were invested in one or more of the Funds selected by the deferring Trustee. These amounts will not, however, actually be invested in shares of the Funds and the obligation of MST and MST II to make payments under the Deferred Compensation Plan will be unsecured general obligations of the Funds of MST and MST II, payable out of the general assets and property of such Funds. A Trustee may elect to have the amounts earned under the Deferred Compensation Plan distributed (1) on a specified date, (2) upon termination of Board service, or (3) the earlier of choice (1) or (2). Payment of amounts earned under the Deferred Compensation Plan may be made in a lump sum or in annual installments over the number of years specified by the Trustee (up to 10 years). If a Trustee dies, the balance of the amounts earned will be paid to his or her designated beneficiary in a lump sum.

The following table summarizes the compensation, including committee fees, paid to the Trustees of MST and MST II for the twelve-month period ended June 30, 2008.

Compensation Table

Name and Position of Trustee	Aggregate Compensation from MST (1)	Aggregate Compensation from MST II (1)	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from Fund Complex Paid to Trustees(1)
John Rakolta, Jr.	$100,000	$4,000	None	None	$104,000
David J. Brophy	$100,000	$4,000	None	None	$104,000
Joseph E. Champagne	$100.000	$4,000	None	None	$104,000
Thomas D. Eckert	$126,923	$5,077	None	None	$132,000
John Engler	$92,308	$3,692	None	None	$96,000
Michael T. Monahan	$92,308	$3,692	None	None	$96,000
Lisa A. Payne	$92,308	$3,692	None	None	$96,000
Arthur T. Porter	$92,308	$3,692	None	None	$96,000

(1)	As of June 30, 2008, there were two investment companies in the Fund Complex (MST and MST II) and 26 funds in the Fund Complex. Amounts provided for the Fund Complex for the period include those paid to the Trustee by MST and MST II. For the fiscal year ended June 30, 2008, each of Mr. Eckert and Ms. Payne deferred all of their compensation pursuant to the Deferred Compensation Plan described above. As of June 30, 2008, the total value of the compensation from the Fund Complex deferred by the Trustees for all prior periods was $896,382 for Mr. Eckert, $178,179 for Ms. Payne and $85,459 for Dr. Porter.

Material Relationships of the Non-Interested Trustees. For the purposes of the statements below, the immediate family members of any person are a person’s spouse, children residing in the person’s household (including step and adoptive children) and any dependent of the person; an entity in a control relationship means any person who controls, is controlled by or is under common control with the named person; a related fund is a registered investment company or an entity exempt from the definition of an investment company pursuant to Sections 3(c)(1) or 3(c)(7) of the 1940 Act, in each case for which the Advisor or any of its affiliates acts as investment adviser.

As of December 31, 2007, none of the Non-Interested Trustees, nor any members of their immediate families, beneficially owned any securities issued by the Advisor or any other entity in a control relationship to the Advisor.

During the calendar years of 2006 and 2007, none of the Non-Interested Trustees, nor any member of their immediate family, had any direct or indirect interest (the value of which exceeds $120,000), whether by contract, arrangement or otherwise, in the Advisor or any other entity in a control relationship to the Advisor.

During the calendar years 2006 and 2007, none of the Non-Interested Trustees, nor any members of their immediate families, except for Mr. Rakolta and Ms. Payne, had an interest in a transaction or a series of transactions in which the aggregate amount involved exceeded $120,000 and to which any of the following were a party (each, a “Fund-Related Party”): (i) the Funds, (ii) an officer of the Funds, (iii) a related fund, (iv) an officer of any related fund, (v) an advisor to the Funds; (vi) any affiliate of an advisor to the Funds; or (vii) an officer of any such affiliate.

Ms. Payne is Director, Vice Chairman and Chief Financial Officer of Taubman Centers, Inc. (“Taubman”), a publicly-held real estate investment trust specializing in developing and operating regional shopping centers. Mr. Rakolta is Chairman and Chief Executive Officer, Walbridge Aldinger Company (“Walbridge”), a privately-owned construction/real estate company. During the 2006 and 2007 calendar years, Comerica Bank, a wholly-owned subsidiary of Comerica, which was the indirect parent company of the Advisor until December 29, 2006, and which is the indirect parent company of World, was one of several commercial banks and lending facilities with which Taubman had secured lines of credit, Taubman had construction loans and mortgage loans, and Walbridge had a stand-by line of credit. In all cases, the arrangements with Comerica Bank were subject to standard agreements that were negotiated at arms’ length, subject to customary terms, conditions and interest rates.

None of the Funds’ Trustees or officers has any arrangement with any other person pursuant to which the Trustee or officer was elected to serve in such capacity. During the calendar years 2006 and 2007, none of the Non-Interested Trustees, nor any members of their immediate family, had any relationship (the value of which exceeds $120,000) with any Fund-Related Party, including, but not limited to, relationships arising out of (i) the payments for property and services, (ii) the provision of legal services, (iii) the provision of investment banking services (other than as a member of the underwriting syndicate), or (iv) the provision of consulting service.

During the calendar years 2006 and 2007, none of the Non-Interested Trustees, nor any member of their immediate family, had any position, including as an officer, employee, director or partner, with any of: (i) the Funds, (ii) an officer of the Funds, (iii) a related fund, (iv) an officer of any related fund, (v) the Advisor, or (vi) any other entity in a control relationship to the Funds.

Proxy Voting Policies. The Board has delegated to the Advisor, and to World with respect to the Index Funds, discretionary investment management authority with respect to the assets of the Funds, which includes proxy voting authority, and directed that the Advisor implement proxy voting policies and procedures (“Proxy Procedures”) in exercising that authority. Set forth below are the Advisor’s policies on voting shares owned by the Funds. For the Index Funds, World will vote proxies in a manner that complies with these Proxy Procedures. These policies may be revised from time to time with the approval of the Board.

The Advisor has adopted and implemented the Proxy Procedures and has established a “Proxy Committee” as a means reasonably designed to ensure that the Advisor votes any proxy or other beneficial interest in an equity security prudently and solely in the best interest of the Funds considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote.

The Advisor has retained ISS Governance Services, a subsidiary of RiskMetrics Group, Inc., (“ISS”) to review proxies received for client accounts and recommend how to vote them. ISS has established voting guidelines that are consistent in all material respects with the policies and the process noted herein. The Advisor has also retained ISS to provide its voting agent service. As such, ISS is responsible for ensuring that all proxy ballots are submitted in a timely manner. At least annually, the Proxy Committee will review ISS’s “Proxy Voting Guidelines” to confirm that they are consistent in all material respects with the Advisor’s Proxy Procedures. The Proxy Committee meets as needed to administer the Advisor’s proxy review and voting process and revise and update the Proxy Procedures as appropriate. At least monthly, the Proxy Committee reviews selected recommendations made by ISS to further the goal of voting proxies in a manner consistent with the best interest of the Funds.

The Advisor generally will vote proxies consistent with ISS’s recommendations without independent review, unless the subject matter of the proxy solicitation raises complex, unusual or significant issues and client holdings for a particular issuer are of meaningful size or value.

For these purposes, the holding of a particular issuer would be considered to be meaningful if: (i) the particular issuer soliciting proxies or to whom the proxy solicitation relates represents at least two percent (2%) of the fair market value of any advisory client’s account and the fair market value of the portfolio holding is at least one million dollars ($1,000,000); or (ii) all client accounts with respect to which the Advisor holds full discretionary authority to vote a client’s proxies hold, in the aggregate, at least one percent (1%) of the outstanding voting shares of the issuer. As a result of the foregoing, MCM will generally vote proxies consistent with ISS’s recommendations without independent review, unless the subject matter of the proxy solicitation raises complex, unusual or significant issues and the cost of reviewing ISS’s advice and recommendations with respect to a particular proxy do not outweigh the potential benefits to clients from its review of ISS’s advice and recommendations.

In each instance where the Advisor does not separately review ISS’s recommendations, clients’ proxies will always be voted consistent with ISS’s recommendations. In each instance where the Advisor does separately review ISS’s recommendation, the Advisor may vote differently from ISS’s recommendation, if, based upon certain criteria generally described in the following paragraph, the Advisor determines that such vote is in the best interests of the Funds.

The Advisor generally is willing to vote with recommendations of management on matters of a routine administrative nature (e.g., appointment or election of auditors). The Advisor’s position is that management should be allowed to make those decisions that are essential to the ongoing operation of the company and that are not expected to have a major economic impact on the corporation and its shareholders. The Advisor generally is opposed to special interest proposals that involve an economic cost to the corporation or that restrict the freedom of management to operate in the best interest of the corporation and its shareholders. With respect to those issues, the Advisor will generally refrain from voting or vote with management. The Advisor is generally not willing to vote with management on proposals that have the potential for major adverse economic impact on the corporation and the long-term value of its shares (e.g., executive compensation issues) without independent analysis. The Advisor believes that the owners of the corporation should carefully analyze and decide such issues on a case-by-case basis.

From time to time a portfolio manager, an analyst or a member of the Proxy Committee may disagree with ISS’s recommendation on how to vote proxies for one or more resolutions. However, because the Advisor may have business interests that expose it to pressure to vote a proxy in a manner that may not be in the best interest of the Funds, all requests to vote differently from the ISS recommendation with respect to a particular matter must be submitted to the Proxy Committee and the Advisor’s legal/compliance department (“Legal/Compliance Department”) for independent review. In that review, the Proxy Committee seeks to determine whether the request is in the best interests of the Funds and to identify any actual or potential conflicts between the interests of the Advisor and those of the Funds. If the Proxy Committee approves the request, it is then submitted to the Legal/Compliance Department for review of any actual or potential conflicts of interest that have been identified. The Legal/Compliance Department must approve a request before it is implemented. Such a request for approval will be accompanied by a written description of the conflict. The Legal/Compliance Department may approve a request only under the following conditions:

(i)	No Conflict. No conflict of interest is identified.

(ii)	Immaterial or Remote Conflict. A potential or actual conflict of interest is identified, but such conflict, in the reasonable judgment of the Legal/Compliance Department, is so clearly immaterial or remote as to be unlikely to influence any determination made by the Proxy Committee.

(iii)	Material Conflict. In the event a potential or actual conflict of interest is identified and appears to be material, the Legal/Compliance Department may approve the request only with written approval from its applicable clients. If an override request is approved by clients holding a majority of the subject shares over which the Advisor has voting discretion, the Legal/Compliance Department may approve the override with respect to all applicable clients without seeking or obtaining additional approval from each of them. With respect to the Funds, if the Advisor receives instructions from the Board Process and Governance Committee, the Advisor will vote the Funds’ shares in accordance with such instructions. If no instructions are received from the Funds and approval is not obtained from clients holding a majority of the subject shares held by unaffiliated clients, the Advisor will vote the shares in accordance with ISS’s recommendation.

Every decision to vote on a resolution in a proxy solicited by a company held by a Fund in a manner different from the recommendation of ISS is disclosed to the Board at its next regularly scheduled meeting along with an explanation for the vote.

Notwithstanding the above, and pursuant to an exemptive order issued by the SEC to iShares Trust, et al. and procedures approved by the Board, the Funds will vote their shares of an iShares fund in the same proportion as the vote of all other holders of shares of such iShares fund, during any period in which the Funds, the Advisor and certain affiliates in the aggregate hold 25% or more of the outstanding voting securities of such iShares fund.

The Funds file with the SEC their proxy voting record for each 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Funds each year by August 31. The most recent Form N-PX or voting record information is available without charge, upon request, by calling (800) 438-5789 or visiting our website at http://www.munder.com or the SEC’s website at http://www.sec.gov.

Trustee Liability – Munder Series Trust. The Declaration of Trust of MST provides that all persons having any claim against MST or its Trustees shall look solely to the MST trust property for payment; that no Trustee of MST shall be personally liable for or on account of any contract, debt, tort, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the trust property or the conduct of any business of MST; and that no Trustee of MST shall be personally liable to any person for any action or failure to act except by reason of such Trustee’s own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her duties as a trustee. With the exception stated, the Declaration of Trust of MST provides that a Trustee of MST is entitled to be indemnified against all liabilities and expenses reasonably incurred by such Trustee in connection with the defense or disposition of any proceeding in which he/she may be involved or with which he/she may be threatened by reason of being or having been a Trustee of MST, and that the Trust of MST will indemnify officers, representatives and employees of MST to the same extent that Trustees of MST are entitled to indemnification.

Shareholder and Trustee Liability – Munder Series Trust II. Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable for the obligations of the trust. However, MST II’s Declaration of Trust, as amended, provides that shareholders shall not be subject to any personal liability in connection with the assets of MST II for the acts or obligations of MST II, and that every note, bond, contract, order or other undertaking made by MST II shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Declaration of Trust of MST II, as amended, provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or some other reason. The Declaration of Trust of MST II, as amended, also provides that MST II shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of MST II, and shall satisfy any judgment thereon. Thus, the risk of a shareholder’s incurring financial loss on account of shareholder liability is limited to circumstances in which MST II itself would be unable to meet its obligations.

The Declaration of Trust of MST II, as amended, further provides that all persons having any claim against MST II or its Trustees shall look solely to the trust property for payment; that no Trustee of MST II shall be personally liable for or on account of any contract, debt, tort, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the trust property or the conduct of any business of MST II; and that no Trustee of MST II shall be personally liable to any person for any action or failure to act except by reason of such Trustee’s own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her duties as a trustee. With the exception stated, the Declaration of Trust of MST II, as amended, provides that a Trustee of MST II is entitled to be indemnified against all liabilities and expenses reasonably incurred by such Trustee in connection with the defense or disposition of any proceeding in which he/she may be involved or with which he/she may be threatened by reason of being or having been a Trustee of MST II, and that the Trust of MST II will indemnify officers, representatives and employees of MST II the same extent that Trustees of MST II are entitled to indemnification.

INVESTMENT ADVISORY AND OTHER SERVICE ARRANGEMENTS

Investment Advisor and Sub-Advisor. The investment advisor of each Fund is Munder Capital Management, a Delaware general partnership. The partners of MCM are Munder Capital Holdings, LLC, which owns approximately 99.4% of MCM, and Munder Capital Holdings II, LLC, which owns approximately 0.6% of MCM. As of June 30, 2008, the ownership of Munder Capital Management was as follows: MCM employees held partnership units representing 25.2% of the firm’s value with an opportunity to increase their interest to over 30% (or approximately 35% of the outstanding voting power) within the next four years; Crestview Partners GP, L.P. and its affiliates held units representing 63% of the firm’s value; and other minority-interest investors held units totaling 11.8% of the value. Prior to December 29, 2006, MCM was an indirect subsidiary of Comerica Bank, which in turn, is a wholly-owned subsidiary of Comerica, a publicly-held bank holding company, which owned or controlled approximately 96% (89% on a fully diluted basis) of the partnership interests in MCM. Comerica Bank is a substantial record holder of the outstanding shares of many of the Funds, as is more fully described below in “Other Information-Control Persons and Principal Holders of Securities.”

The Advisor serves as the investment advisor to each of the Funds pursuant to a Combined Advisory Agreement dated December 29, 2006 (“Combined Advisory Agreement”). Under the terms of the Combined Advisory Agreement, the Advisor furnishes continuing investment supervision to the Funds and is responsible for the management of each Fund’s portfolio. Unless delegated to a sub-advisor as permitted under the Combined Advisory Agreement, the Advisor has the responsibility for making decisions to buy, sell or hold a particular security for each Fund, subject to review by the Board.

The Advisor has retained World to serve as sub-advisor to each of the Index Funds pursuant to the terms of a Sub-Advisory Agreement dated December 29, 2006 (“Sub-Advisory Agreement”). Prior to December 29, 2006, World was a division of Munder Capital Management’s predecessor. Subject to the general supervision and oversight of the Advisor and the Board, World is responsible for the management of each Index Fund’s portfolio, including decisions regarding purchases and sales of portfolio securities by the Index Funds. World is also responsible for arranging the execution of portfolio management decisions, including the selection of brokers to execute trades and the negotiation of related brokerage commissions.

Unless sooner terminated, the Combined Advisory Agreement and the Sub-Advisory Agreement each will continue in effect until June 30, 2009, and for successive one-year periods thereafter, provided that each such continuance is specifically approved annually by (a) the vote of a majority of the Board members who are not parties to the Combined Advisory Agreement or Sub-Advisory Agreement or “interested persons” of the Funds (as defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on such approval, and (b) either (i) the vote of a majority of the outstanding voting securities of the affected Fund, or (ii) the vote of a majority of the Board. Each of the Combined Advisory Agreement and the Sub-Advisory Agreement is terminable with respect to the applicable Funds, or any Fund, by a vote of the Board, or by the holders of a majority of the outstanding voting securities of the affected Fund, at any time without penalty, upon 60 days’ written notice to the Advisor or World, as applicable. The Advisor or World may also terminate its advisory relationship with respect to a Fund without penalty upon 90 days’ written notice to the Fund. The Combined Advisory Agreement and the Sub-Advisory Agreement each terminates automatically in the event of its assignment (as defined in the 1940 Act). The Sub-Advisory Agreement also terminates automatically in the event that the Combined Advisory Agreement terminates.

For the advisory services provided and expenses assumed by it under the Combined Advisory Agreement, the Advisor has agreed to an annual fee from the Funds computed daily and paid daily. The rate of compensation for each Fund is set forth below. Prior to December 29, 2006, the annual fee for the Technology Fund, Healthcare Fund, Micro-Cap Equity Fund, Internet Fund and Energy Fund was computed daily and paid monthly. Prior to June 13, 2003, the annual fee for all other Funds was computed daily and paid monthly.

Name of Fund	Annual Fees (as a Percentage of Daily Net Assets)
Asset Allocation Fund - Balanced	0.65%
Bond Fund*	0.40
Cash Investment Fund	0.35%
Energy Fund	0.75%
Healthcare Fund*	1.00% of the first $100 million of average daily net assets; 0.90% of the next $100 million; 0.85% of the next $50 million; and 0.75% of average daily net assets in excess of $250 million
Index 500 Fund	0.20% of the first $250 million of average daily net assets; 0.12% of the next $250 million; and 0.07% of average daily net assets in excess of $500 million
International Equity Fund	0.75%
International Fund – Core Equity*	0.80% on the first $1 billion of average daily net assets; and 0.75% of the average daily net assets in excess of $1 billion

Name of Fund	Annual Fees (as a Percentage of Daily Net Assets)
International Small-Mid Cap Fund	0.95% of the first $1 billion of average daily net assets; and 0.90% of average daily net assets in excess of $1 billion
Internet Fund*	1.00% of the first $1 billion of average daily net assets; and 0.85% of average daily net assets in excess of $1 billion
Large-Cap Growth Fund	0.75% of the first $1 billion of average daily net assets; 0.725% of the next $1 billion; and 0.70% of average daily net assets in excess of $2 billion
Large-Cap Value Fund	0.75% of the first $100 million of average daily net assets; and 0.70% of average daily net assets in excess of $100 million
Micro-Cap Equity Fund	1.00%
Mid-Cap Core Growth Fund*	0.75% on the first $6 billion of average daily net assets, 0.70% on the next $2 billion, and 0.65% on average daily net assets exceeding $8 billion
Mid-Cap Value Fund	0.75%
Multi-Cap Growth Fund	0.75%
S&P® SmallCap Index Equity Fund	0.15%
S&P® MidCap Index Equity Fund	0.15%
Small-Cap Value Fund	0.75%
Small-Mid Cap Fund	0.75%
Small-Mid Cap 130/30 Fund	1.00% on the first $1 billion of average daily net assets; and 0.95% of the average daily net assets in excess of $1 billion
Tax-Free Money Market Fund	0.35%
Tax-Free Short & Intermediate Bond Fund	0.50% of the first $200 million of average daily net assets; and 0.40% of average daily net assets in excess of $200 million
Technology Fund	1.00% of the first $300 million of average daily net assets; 0.90% of the next $700 million; and 0.80% of average daily net assets in excess of $1 billion

*	Prior to August 22, 2006, the advisory fee for the Healthcare Fund was 1.00% of average daily net assets up to $250 million and 0.75% of average daily net assets of $250 million or more, and the advisory fee for the Internet Fund was 1.00% of the first $1 billion of average daily net assets and 0.90% of average daily net assets in excess of $1 billion. Prior to August 14, 2007, the advisory fee for the Bond Fund was 0.50% of the first $1 billion of average daily net assets and 0.45% of average daily net assets in excess of $1 billion and from August 14 through June 13, 2008, the advisory fee for the Bond Fund was 0.50% of the first $300 million of average daily net assets; and 0.45% of average daily net assets in excess of $300 million. Prior to November 13, 2007, the advisory fee for the International Fund – Core Equity was 0.80%. Prior to May 13, 2008, the advisory fee for the Mid-Cap Core Growth Fund was 0.75%.

The Advisor has contractually agreed through October 31, 2009, to pay Fund expenses and/or waive fees payable under the Advisory Agreement and/or the Administration Agreement in amounts sufficient to maintain the Expense Limit specified below for each class of shares of each of the Funds listed. The “Expense Limit” with respect to any class of any such Fund is the ratio of ordinary annual class operating expenses to average net assets of the class. Ordinary annual class operating expenses exclude taxes, interest, litigation, dividends and interest expense on securities sold short, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and “Acquired Fund Fees and Expenses”.

Bond Fund
Class A	0.65%
Class B	1.40%
Class C	1.40%
Class K	0.65%
Class Y	0.40%

International Fund – Core Equity
Class A	1.61%
Class C	2.36%
Class K	1.61%
Class R	1.86%
Class Y	1.36%
Class I	1.10%

International Small-Mid Cap Fund
Class A	1.71%
Class C	2.46%
Class K	1.71%
Class R	1.96%
Class Y	1.46%
Class I	1.20%

Mid-Cap Value Fund
Class A	1.45%
Class C	2.20%
Class K	1.45%
Class R	1.70%
Class Y	1.20%

Multi-Cap Growth Fund
Class A	1.71%
Class C	2.46%
Class K	1.71%
Class R	1.96%
Class Y	1.46%
Class I	1.20%

Small-Mid Cap Fund
Class A	1.45%
Class B	2.20%
Class C	2.20%
Class K	1.45%
Class R	1.70%
Class Y	1.20%

Small-Mid Cap 130/30 Fund
Class A	1.96%
Class C	2.71%
Class K	1.96%
Class R	2.21%
Class Y	1.71%
Class I	1.45%

Under the Sub-Advisory Agreement, the Advisor, and not the Index Funds, will pay World the following sub-advisory fee for each Index Fund:

•	0.12% of the first $10 million of average daily net assets;

•	0.10% of the next $40 million;

•	0.08% of the next $50 million;

•	0.04% of the next $100 million; and

•	0.02% of average daily net assets in excess of $200 million.

Amounts payable to World will be calculated and accrued daily and paid monthly.

The advisory fees for each of the Funds for the last three fiscal years are set forth below. No amounts are shown for the Multi-Cap Growth Fund because that Fund had not commenced operations during the periods shown.

	Fiscal year ended June 30, 2006		Fiscal year ended June 30, 2007		Fiscal year ended June 30, 2008
	Advisory Fees Received	Advisory Fees Waived	Advisory Fees Received	Advisory Fees Waived	Advisory Fees Received	Advisory Fees Waived
Asset Allocation Fund – Balanced	$870,885	—	$863,746	—	$805,269	—
Bond Fund	$383,602	—	$418,198	—	$441,340	—
Cash Investment Fund	$2,306,706	$1,647,647	$2,847,208	$2,036,651	$3,006,354	$2,147,396
Energy Fund	$871,172	—	$756,499	—	$861,103	—
Healthcare Fund	$1,979,799	—	$1,399,877	—	$987,321	—
Index 500 Fund	$1,084,558	—	$1,041,635	—	$936,127	—
International Equity Fund	$1,172,756	—	$1,605,176	—	$1,816,202	—
International Fund – Core Equity*	—	—	—	—	$878,077	—
International Small–Mid Cap Fund*	—	—	—	—	$1,298,104
Internet Fund	$7,022,341	—	$5,348,087	—	$4,617,186	—
Large-Cap Growth Fund	$935,632	—	$967,826	—	$893,147	—
Large-Cap Value Fund	$847,282	—	$907,389	—	$855,804	—
Micro-Cap Equity Fund	$5,577,097	—	$5,083,496	—	$2,998,769	—

	Fiscal year ended June 30, 2006		Fiscal year ended June 30, 2007		Fiscal year ended June 30, 2008
	Advisory Fees Received	Advisory Fees Waived	Advisory Fees Received	Advisory Fees Waived	Advisory Fees Received	Advisory Fees Waived
Mid-Cap Core Growth Fund	$9,512,133	—	$21,473,742	—	$34,688,467	—
Mid-Cap Value Fund*	—	—	—	—	$3,927	—
Small-Cap Value Fund	$9,034,078	—	$8,450,523	—	$5,651,780	—
Small-Mid Cap Fund	$73,138	—	$192,055	—	$214,960	—
Small-Mid Cap 130/30 Fund*	—	—	—	—	$2,619	—
Tax-Free Money Market Fund	$657,589	—	$783,437	—	$729,015	—
Tax-Free Short & Intermediate Bond Fund	$802,416	—	$614,174	—	$399,137	—
Technology Fund	$1,562,477	—	$1,137,188	—	$951,975	—

*	Since the International Fund-Core Equity and the International Small-Mid Cap Fund did not commence operations until August 2007, the Mid-Cap Value Fund did not commence operations until September 2007, and the Small-Mid Cap 130/30 Fund did not commence operations until October 2007, advisory fees for these Funds are only shown for the fiscal year ended June 30, 2008.

During the fiscal year ended June 30, 2006, the Advisor reimbursed the Small-Mid Cap Fund $393,788. During the fiscal year ended June 30, 2007, the Advisor reimbursed the Small-Mid Cap Fund $284,219. During the fiscal year ended June 30, 2008, the Advisor reimbursed the Bond Fund $84,730, International Fund – Core Equity $310,331, International Small-Mid Cap Fund $445,820, Mid-Cap Value Fund $318,794, S&P® MidCap Index Equity Fund $34,703, Small-Mid Cap Fund $280,445 and Small-Mid Cap 130/30 Fund $355,548.

Effective February 14, 2006, the S&P® MidCap Index Equity Fund and S&P® SmallCap Index Equity Fund changed their fiscal and tax year ends from December 31 to June 30. The advisory fees paid by each of the S&P Index Funds for the fiscal year ended December 31, 2005, the period ended June 30, 2006 and the fiscal years ended June 30, 2007 and 2008 are set forth below.

	Fiscal year ended December 31, 2005	Period ended June 30, 2006	Fiscal year ended June 30, 2007	Fiscal year ended June 30, 2008
S&P® MidCap Index Equity Fund	$141,882	$67,447	$127,833	$101,103
S&P® SmallCap Index Equity Fund	$183,146	$95,941	$180,193	$128,076

The shareholders of the Energy Fund, Healthcare Fund, International Fund – Core Equity, International Small-Mid Cap Fund, Internet Fund, Micro-Cap Equity Fund, Mid-Cap Value Fund, Multi-Cap Growth Fund, Small-Cap Value Fund and Technology Fund have approved a “manager of managers” arrangement that would permit the Advisor to enter into, and materially amend, sub-advisory agreements with any sub-advisors retained by the Advisor to manage the affected Fund without obtaining shareholder approval, if the Board concludes that such arrangements would be in the best interests of the shareholders of the Fund. The Fund would be able to implement a manager of managers arrangement in the event that either (1) the SEC adopts proposed Rule 15a-5 under the 1940 Act (“Proposed Rule”) or (2) the Munder Funds apply for and are granted an SEC exemptive order. In either case, no further shareholder vote would be required either to approve a sub-advisory agreement entered into by the Advisor or to amend materially any such sub-advisory agreement, subject to the conditions in the Proposed Rule or the exemptive order, as applicable, including approval of any such agreement or material change to such agreement by the Board (including a majority of the Non-Interested Trustees).

Portfolio Management Teams. The following table lists the number and types of accounts managed by each individual and assets under management in those accounts as of June 30, 2008:

	Registered Investment Company Accounts		Pooled Investment Vehicle Accounts				Other Accounts
Portfolio Manager	Assets Managed (In Millions)	Number of Accounts	Assets Managed (In Millions)		Number of Accounts		Assets Managed (In Millions)	Number of Accounts	Total Assets Managed[1] (In Millions)
Adam Thayer	260.3	2	25.9		1		432.8	40	719.0
Alexander Ilyasov	387.2	4	4,202.0		22		0.0	3	4,589.2
Andy Mui	5,320.1	5	1,262.2		51		351.9	23	6,934.2
Armando Lacayo	219.3	1	77.8	*	1	*	0.1	2	297.2	*
Bob Cerow	618.5	3	3,020.8	*	10	*	147.4	11	3,786.7	*
Brian Kozeliski	219.3	1	44.3		1		0.8	14	264.4
Brian Matuszak	5,320.1	5	1,227.3		54		359.0	25	6,906.4
Dan LeVan	620.5	4	3,020.8	*	10	*	150.6	15	3,792.0	*
Eric Lessnau	1,226.4	7	8,105.9		44		0.0	1	9,332.4
Geoff Wilson	5,320.1	5	1,274.5		56		399.6	49	6,994.1
George Sanders	5,320.1	5	1,262.2		51		351.3	18	6,933.6
Jeff Sullivan	618.5	3	3,020.8	*	10	*	147.4	7	3,786.7	*
Joe Skornicka	131.0	3	242.6		16		113.5	39	487.1
John Evers	618.5	3	3,020.8	*	10	*	147.5	8	3,786.8	*
John Kreiter	228.4	3	242.6		16		99.5	40	570.5
John Richardson	912.1	5	249.9		4		19.2	17	1,181.2
Jonathan Woodley	561.7	3	0.0		0		19.1	11	580.8
Julie Hollinshead	912.1	5	245.4		3		10.2	12	1,167.7
Ken Schluchter	1,226.4	7	8,105.9		44		2.5	4	9,332.6
Ken Smith	561.7	3	0.0		0		20.2	9	581.9
Kevin Yousif	1,226.4	7	8,105.9		44		1.0	1	9,332.4
Mark Lebovitz	561.7	3	0.0		0		19.1	4	580.8
Mike Bryk	123.3	1	0.0		0		0.4	3	123.7
Mike Gura	136.3	3	216.6		23		44.3	29	397.2
Mike Krushena	308.4	1	142.5		13		973.8	57	1,424.7
Mike Vandenbossche	40.2	1	361.7		12		850.4	69	1,252.4
Pete Carpenter	618.5	3	3,020.8	*	10	*	148.2	12	3,787.5	*
Pete Collins	618.5	3	3,020.8	*	10	*	147.2	2	3,786.5	*
Peter Root	346.8	2	855.2		21		590.0	35	1,792.0
Remi Browne	627.3	4	3,020.8	*	10	*	152.7	6	3,800.8	*
Robert Crosby	949.2	8	553.9		29		122.2	31	1,625.3
Roger Soderstrom	260.2	2	56.5		2		665.3	55	982.0
Scott Wittman	219.8	2	77.8	*	1	*	2.6	17	300.2	*
Tom Kenny	136.3	3	254.1		28		50.2	23	440.7
Tony Dong	5,357.2	8	1,556.6		70		387.7	28	7,301.5

*	Includes an account with a performance based fee.

(1)	If an account is managed by a team, the total number of accounts and assets have been allocated to each respective team member. Therefore, some accounts and assets have been counted more than once. In addition, the sum of assets managed in each category may not add to the total due to rounding.

Portfolio Management Conflicts of Interest. As indicated in the table above, the Advisor’s personnel may be part of portfolio management teams serving numerous accounts for multiple clients of MCM and of its subsidiary Pierce Street Advisors, LLC (“Pierce Street”) or of World, as applicable. These client accounts may include registered investment companies, other types of pooled accounts (e.g., hedge funds, private funds or collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio managers, research analysts and trading desk personnel (collectively, “portfolio management teams”), may provide services for clients of both the Advisor and Pierce Street simultaneously. A summary of certain potential conflicts of interest is provided below. Please note, however, that this summary is not intended to describe every possible conflict of interest that members of the portfolio management teams may face.

•

Potential Conflicts Relating to the Interests of Portfolio Management Teams and the Advisor: The Advisor and/or Pierce Street may receive differential compensation from different advisory clients (e.g., some clients, such as hedge funds, may pay higher management fees than are paid by other advisory clients and/or incentive compensation based on the investment performance of the clients) and each advisory client may be more or less profitable to the Advisor or Pierce Street than other advisory clients (e.g., clients also may demand different levels of service or have larger, smaller or multiple relationships with Advisor and/or its affiliates). The Advisor and Pierce Street may compensate portfolio management team personnel differently depending on the nature of a client’s account (e.g., personnel participating in the portfolio management process for hedge funds and other incentive fee accounts may receive compensation that reflects, at least in part, the revenues generated by, including the incentive fees paid by, those funds and other accounts to reward superior performance). Portfolio management team personnel also may make personal investments in accounts (including hedge funds) they manage or support.

If other advisory clients utilize a management fee structure that could result in higher fees or are otherwise possibly more profitable relationships for the Advisor and/or Pierce Street than the Funds, or if the management of such clients could result in potentially higher compensation to the portfolio management team members (“Advisor Compensatory Accounts”), or if the portfolio management teams makes personal investments in certain client accounts (such as hedge funds), the portfolio management team members may have the incentive to direct a disproportionate amount of: (i) their attention; (ii) limited investment opportunities, such as less liquid securities or initial public offerings; and/or (iii) desirable trade allocations, to such accounts. The portfolio manager also may have an incentive to trade Adviser Compensatory Accounts or personal investments before (i.e., front run) or after the Funds in order to seek to take advantage of the potential upward or downward pressure on the market price of certain investments resulting from the Funds’ trading activity. In addition, a portfolio management team may take a short position in a security on behalf of a Fund, Advisor Compensatory Accounts or personal investments at the same time that other accounts managed by the Advisor take a long term position in the same security. The portfolio management team’s use of short sales may be harmful to the performance of other clients that own that security.

•

Potential Conflicts Relating to Managing Multiple Advised Accounts: Even if there is no financial or other advantage to members of the portfolio management team or the Advisor, portfolio management teams managing assets for multiple clients must make decisions that could be deemed to benefit some clients more than others, or benefit some clients to the detriment of others. For example, a portfolio management team managing assets using different investment strategies will need to allocate limited resources, such as their attention, investment opportunities and/or desirable trade allocations, among clients with different or competing interests. In addition, a portfolio manager may be in a position to make an investment that is appropriate for one client, but not appropriate for or against the interests of another client. For example, certain clients may seek more speculative investments that would not be appropriate for some other clients.

Although the Advisor does not track the time or attention each portfolio manager devotes to his or her advisory accounts, the Advisor does monitor the performance of all client accounts and periodically assesses whether each portfolio manager has adequate resources to effectively manage all of the accounts for which he or she is responsible.

•

Potential Conflicts Relating to Accounts Managed by World: Although they are less likely to arise in the context of passively managed accounts such as those managed by World, including the Index Funds, than they are in the context of actively managed accounts, the appearance of conflicts of interest may arise where some accounts managed by a particular portfolio manager have higher fees than the fees paid by other accounts. A portfolio manager managing assets for multiple clients must make decisions that could be deemed to benefit some clients more than others, or benefit some clients to the detriment of others. Also, the time and attention devoted to a single account by a portfolio manager will vary across accounts. In addition, to the extent that trade orders are aggregated, which typically occurs in limited circumstances involving participation in initial public offerings or secondary offerings, conflicts may arise when aggregating and/or allocating aggregated trades. World may aggregate multiple trade orders for a single security in several accounts into a single trade order, absent specific client directions to the contrary. When a decision is made to aggregate transactions on behalf of more than one account, the transactions will be allocated to all participating client accounts in a fair and equitable manner.

The Funds, the Advisor, Pierce Street and World have adopted and implemented numerous compliance policies and procedures, including Codes of Ethics, brokerage and trade allocation policies and procedures and conflicts of interest procedures, which seek to address the conflicts associated with managing multiple accounts for multiple clients. The Advisor also has established an Investment Conflicts Committee to oversee potential issues relating to conflicts of interest that the Advisor, Pierce Street and the portfolio management teams may face. In addition, the Funds, the Advisor, Pierce Street and World each have a designated Chief Compliance Officer (selected in accordance with the federal securities laws) as well as dedicated compliance staff whose activities are focused on monitoring the compliance policies and procedures of the Funds, the Advisor, Pierce Street or World, as applicable, in order to detect and address potential and actual conflicts of interest. Furthermore, senior personnel of the Advisor periodically review the performance of all portfolio managers. However, there can be no assurance that the Investment Conflicts Committee and the compliance programs of the Funds, the Advisor, Pierce Street or World will achieve their intended result.

Portfolio Management Team Compensation.

Munder Capital Management: The compensation package for all members of the Advisor’s portfolio management teams has historically consisted of three elements: fixed base salary; short-term incentive in the form of an annual bonus; and long-term incentive in the form of equity ownership. Certain portfolio managers may also receive variable bonus compensation or performance-based fees. The Advisor also provides a competitive benefits package, including health and welfare benefits and retirement benefits in the form of a 401(k) plan which includes an employer contribution.

The Advisor strives to offer industry-competitive salaries based on the skills and experience of the portfolio manager as well as responsibilities of the position. Salaries and incentives are compared at least annually with investment industry benchmark compensation surveys.

Members of the Advisor’s portfolio management teams are eligible to earn a performance bonus, which is determined annually. Bonuses for all members of a portfolio management team are influenced by the profitability of the firm and the performance of the aggregate group of accounts managed by the team. Target bonuses for portfolio managers typically range from 50 to 200% of base salary. Target bonuses for equity analysts typically range from 50 to 150% of base salary. Actual bonuses for all personnel, however, are completely discretionary and can be as low as 0% and range as high as 300% or more of salary. In determining portfolio manager bonuses, the Advisor considers a variety of factors, including qualitative elements such as leadership, team interaction and results, client satisfaction, and overall contribution to the firm’s success, as well as the profitability of the firm and the performance of the aggregate group of accounts managed by the portfolio manager. With respect to each account managed by the portfolio manager, pre-tax performance is measured relative to that account’s benchmark index for the most recent one-year and three-year periods. Determination of equity analyst bonuses also involves consideration of a variety of factors, including performance of individual security recommendations, team performance relative to applicable benchmarks, as well as qualitative elements such as team interaction, growth, and overall contribution to the firm’s success. The applicable benchmarks for each Fund, which may include modified versions of the index and/or blends of multiple indexes, are as follows:

Asset Allocation Fund - Balanced	National Association of Real Estate Investment Trusts Equity Index, Russell 1000 Value Index, Russell 2000 Value Index, Russell 1000 Growth Index, Russell 3000 Index, S&P 500 Index, S&P 1000 Index, Lehman Brothers Intermediate Government/Credit Index

Bond Fund	Lehman Brothers Aggregate Bond Index, Lehman Brothers Credit Index

Energy Fund	Deutsche Bank Energy Index

Healthcare Fund	S&P North American Health Care Sector Index

International Equity Fund	Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index

International Fund – Core Equity	Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index

International Small-Mid Cap Fund	S&P Developed Ex-U.S. SmallCap Index

Internet Fund	Inter@ctive Week Internet Index, Morgan Stanley Internet Index

Large-Cap Growth Fund	S&P 500 Index, Russell 1000 Growth Index

Large-Cap Value Fund	Russell 1000 Value Index

Micro-Cap Equity Fund	Russell Microcap Index, Wilshire Micro Cap Index, Russell 2000 Index

Mid-Cap Core Growth Fund	S&P MidCap 400 Index, Russell Midcap Growth Index

Mid-Cap Value Fund	Russell Midcap Value Index

Multi-Cap Growth Fund	Russell 3000 Index

Small-Mid Cap Fund	S&P 1000 Index, Russell 2000 Index, Russell 2000 Value Index, S&P MidCap 400 Index

Small-Mid Cap 130/30 Fund	Standard & Poor’s 1000 Index

Small-Cap Value Fund	Russell 2000 Value Index

Tax-Free Short & Intermediate Bond Fund	Lehman Brothers Managed Money Municipal Short Index, Lehman Brothers Managed Money Municipal Short/Intermediate Index, Lehman Brothers 10-Year Municipal Index, Lehman Brothers 15-Year Municipal Index, Lehman Brothers 20-Year Municipal Index

Technology Fund	S&P North American Technology Sector Index

Certain portfolio managers are eligible to receive variable bonus compensation based on fees received by the Advisor for all accounts, including any Munder Fund, managed by the portfolio manager pursuant to a specific investment style. In certain instances, such compensation is conditioned upon a minimum asset level in the investment discipline. In certain instances, such compensation is based on the investment performance of accounts managed by such portfolio manager pursuant to a specific investment style, provided the performance of the related Munder Fund or investment style composite exceeds the performance of the related index on a compound annual basis over a stated period. Certain portfolio managers and analysts will receive a guaranteed minimum compensation through early 2010, and are eligible for additional compensation bonuses based on fees received by the Advisor, investment performance and new account openings.

Key members of the portfolio management teams are eligible for long-term incentives in the form of restricted shares of Munder Capital Holdings, LLC, the majority partner of MCM. Restricted shares typically vest quarterly over a three-year period. The restricted share grants provide incentive to retain key personnel and serve to align portfolio managers’ interests with those of the Advisor directly, and, indirectly, the accounts managed by the Advisor.

World Asset Management, Inc.: Members of the portfolio management teams employed by World earn a fixed salary. An overall firm bonus pool is earned based on meeting key corporate initiatives and objectives. Members of the portfolio management team are eligible to earn a bonus based on that pool. Individual bonuses for all members of a portfolio management team are influenced by the profitability of the firm as well as meeting key departmental objectives. In determining portfolio manager bonuses, World considers a variety of factors, including qualitative elements such as leadership, team interaction and results, client satisfaction, and overall contribution to the firm’s success as well as the profitability of the firm. Members of the portfolio management team may also be eligible for long-term incentives in the form of (1) options to purchase shares of Comerica Incorporated and/or (2) restricted shares of Comerica Incorporated stock. These programs provide additional incentives to retain key personnel within World, as well as World’s parent company, Comerica.

Portfolio Management Team Fund Ownership. The dollar range of equity securities of each Fund beneficially owned by the portfolio managers of such Fund as of June 30, 2008 is as follows:

Fund	Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned
Asset Allocation Fund - Balanced	Brian Kozeliski**	None
	Mike Vandenbossche	None
	Mike Gura	$1-$10,000
	Tom Kenny	None
	Tony Dong	None
	Joe Skornicka	$10,001-$50,000
	Remi Browne	None
	Dan LeVan	None

Bond Fund	Peter Root	$100,001-$500,000
	Mike Krushena	$100,001-$500,000

Energy Fund	Mike Bryk	$10,001-$50,000
	John Kreiter	$10,001-$50,000

Healthcare Fund	Mike Gura**	$10,001-$50,000

Index 500 Fund	Kenneth Schluchter	None
	Kevin Yousif	None
	Alex Ilyasov**	None
	Eric Lessnau**	None

International Equity Fund	Brian Kozeliski	$10,001-$50,000
	Armando Lacayo	$1-$10,000
	Scott Wittman	None

International Fund – Core Equity	Remi Browne	None
	Peter Carpenter	$10,001-$50,000
	Robert Cerow	None
	Peter Collins	None
	John Evers	$1-$10,000
	Daniel LeVan	None
	Jeffrey Sullivan	None

International Small Mid-Cap Fund	Remi Browne	None
	Peter Carpenter	$10,001-$50,000
	Robert Cerow	None
	Peter Collins	None
	John Evers	$1-$10,000
	Daniel LeVan	$500,001-$1,000,000
	Jeffrey Sullivan	None

Internet Fund	Ken Smith	$100,001-$500,000
	Jonathan Woodley	$1-$10,000
	Mark Lebovitz	$10,001-$50,000

Large-Cap Growth Fund	Tom Kenny	$100,001-$500,000
	Mike Gura	$100,001-$500,000

Fund	Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned
Large-Cap Value Fund	John Kreiter	$100,001-$500,000
	Joe Skornicka	$50,001-$100,000
	Ken Smith**	None

Micro-Cap Equity Fund	John Richardson	Over $1,000,000
	Julie Hollinshead	$10,001-$50,000
	Robert Crosby	$1-$10,000

Mid-Cap Core Growth Fund	Tony Dong	Over $1,000,000
	Brian Matuszak	$100,001-$500,000
	Andy Mui	$10,001-$50,000
	George Sanders	$10,001-$50,000
	Geoffrey Wilson	$100,001-$500,000

Mid-Cap Value Fund	Robert Crosby	None
	Julie Hollinshead	None
	John Richardson	None
	Joe Skornicka	$1-$10,000
	John Kreiter	None

Multi-Cap Growth Fund*	Mike Gura	$100,001-$500,000*
	Tom Kenny	$100,001-$500,000*

S&P® MidCap Index Equity Fund	Kenneth Schluchter	None
	Kevin Yousif	None
	Alex Ilyasov	None
	Eric Lessnau**	None

S&P® SmallCap Index Equity Fund	Kenneth Schluchter	None
	Kevin Yousif	None
	Alex Ilyasov	None
	Eric Lessnau**	None

Small-Cap Value Fund	John Richardson	Over $1,000,000
	Julie Hollinshead	$10,001-$50,000
	Robert Crosby	$1-$10,000

Small-Mid Cap Fund	Robert Crosby	$100,001-$500,000
	Tony Dong	None

Small-Mid Cap 130/30 Fund	Tony Dong	None
	T. Scott Wittman	$50,001-$100,000
	Robert Crosby	None

Tax-Free Short & Intermediate Bond Fund	Roger Soderstrom	None
	Adam Thayer	None

Technology Fund	Ken Smith	$50,001-$100,000
	Jonathan Woodley	$1-$10,000
	Mark Lebovitz	$1-$10,000

*	No shares of the Multi-Cap Growth Fund were outstanding on June 30, 2008. Information provided for this Fund is as of September 30, 2008.

**	Not on the portfolio management team as of June 30, 2008.

Administrator. In addition to serving as the Advisor to the Funds, MCM also serves as the administrator (“Administrator”) for the Funds. Each of the Funds has entered into a Combined Administration Agreement with MCM (“Administration Agreement”) that was amended and restated on October 30, 2003 and amended most recently on June 30, 2008. Pursuant to the Administration Agreement, MCM is responsible for (i) general administrative duties associated with the day-to-day operations of the Munder Funds; (ii) monitoring and coordinating the activities of the other service providers of the Munder Funds; (iii) providing fund accounting functions, including overseeing the computation of the net asset value of each Munder Fund; (iv) assisting in the preparation of financial and tax reports; (v) ongoing monitoring and testing of portfolio compliance; and (vi) oversight and review of regulatory affairs and corporate governance. In performing its duties and obligations under the Administration Agreement, MCM shall not be held liable except in the case of its willful misconduct, bad faith or negligence in the performance of such duties and obligations.

The Administration Agreement permits MCM to enter into an agreement with one or more third parties pursuant to which such third parties may provide sub-administrative services to the Munder Funds. Accordingly, MCM has entered into a sub-administration agreement with State Street Bank and Trust Company (“Sub-Administrator”), to provide certain administrative services to the Munder Funds.

As compensation for its administrative services, the Administrator is entitled to receive from each Munder Fund $8,800 annually ($8,000 prior to April 1, 2008) for services relating to the preparation of financial reports, plus an annual fee that is computed daily and payable monthly equal to the greater of (1) $50,000 plus $6,000 per each active class of such Munder Fund greater than one, or (2) a percentage of the average daily net assets of such Munder Fund that varies with the amount of such Munder Fund’s average daily net assets as follows: (a) 0.1530% of average daily net assets up to $100,000,000, (b) 0.128% of average daily net assets from $100,000,001 to $250,000,000, (c) 0.104% of average daily net assets from $250,000,001 to $500,000,000, (d) 0.079% of average daily net assets from $500,000,001 to $1,000,000,000 and (e) 0.055% of average daily net assets in excess of $1,000,000,000.

For the fiscal years ended June 30, 2006, 2007 and 2008, MCM received administrative fees from the Funds in the amounts set forth in the table below. No amounts are shown for the Multi-Cap Growth Fund because the Fund had not commenced operations during the periods shown.

	Fiscal year ended June 30, 2006	Fiscal year ended June 30, 2007	Fiscal year ended June 30, 2008
Asset Allocation Fund - Balanced	$205,860	$203,641	$191,576
Bond Fund	$126,745	$137,879	$144,369
Cash Investment Fund	$740,019	$881,686	$896,581
Energy Fund	$183,039	$161,805	$179,962
Healthcare Fund	$287,777	$214,151	$159,024
Index 500 Fund	$935,507	$892,729	$766,629

	Fiscal Year ended June 30, 2006	Fiscal Year ended June 30, 2007	Fiscal Year ended June 30, 2008
International Equity Fund	$234,513	$310,466	$342,966
International Fund – Core Equity*	—	—	$168,281
International Small-Mid Cap Fund*	—	—	$202,736
Internet Fund	$774,128	$649,458	$573,175
Large-Cap Growth Fund	$194,432	$199,273	$185,431
Large-Cap Value Fund	$179,930	$191,287	$180,347
Micro-Cap Equity Fund	$658,718	$619,333	$404,387
Mid-Cap Core Growth Fund	$1,131,735	$2,066,396	$3,001,821
Mid-Cap Value Fund*	—	—	$68,825
Small-Cap Value Fund	$1,121,862	$1,081,918	$813,284
Small-Mid Cap Fund	$89,363	$86,637	$88,290
Small-Mid Cap 130/30 Fund*	—	—	$62,331
Tax-Free Money Market Fund	$274,853	$320,030	$299,578
Tax-Free Short & Intermediate Bond Fund	$239,781	$191,212	$130,139
Technology Fund	$232,723	$189,094	$153,651

*	Since the International Fund – Core Equity and the International Small-Mid Cap Fund did not commence operations until August 2007, the Mid-Cap Value Fund did not commence operations until September 2007, and the Small-Mid Cap 130/30 Fund did not commence operations until October 2007, administrative fees for these Funds are only shown for the fiscal year ended June 30, 2008.

Effective February 14, 2006, the S&P® MidCap Index Equity Fund and S&P® SmallCap Index Equity Fund changed their fiscal and tax year ends from December 31 to June 30. MCM received administrative fees from such Funds for the periods indicated as set forth in the table below. Such amounts were limited to the extent necessary to limit the aggregate amount MCM received from such Funds, the remaining series of MST and MST II during the relevant period to the total amount stated above.

	Fiscal Year ended December 31, 2005	Period ended June 30, 2006	Fiscal Year ended June 30, 2007	Fiscal Year ended June 30, 2008
S&P® MidCap Index Equity Fund	$153,174	$73,301	$137,840	$111,126
S&P® SmallCap Index Equity Fund	$190,110	$98,772	$184,540	$138,636

Distributor. The Funds’ distributor is Funds Distributor, LLC (“FD” or “Distributor”) and its principal office is located at 10 High Street, Boston, Massachusetts 02110. The Funds have entered into a distribution agreement (“Distribution Agreement”) under which the Distributor, as agent, sells shares of each Fund on a continuous basis. The Distributor has agreed to use appropriate efforts to solicit orders for the purchase of shares of each Fund, although it is not obligated to sell any particular amount of shares. Under the Distribution Agreement, the Funds pay no fees to FD for its services as distributor. Nevertheless, in its role as distributor, FD is the dealer of record on shares of the Funds purchased without using a broker or other intermediary (“Fund Direct Transactions”), and, as such, FD may receive any applicable commissions, 12b-1 fees and/or service fees associated with such Fund Direct Transactions. FD may use those Fund Direct Transaction-related commissions, 12b-1 fees and/or service fees to pay distribution-related expenses. FD’s use of such commissions, 12b-1 fees and/or service fees would result in a potential economic benefit to the Advisor. In addition, the Advisor pays FD a fee for providing certain distribution support services relating to the Funds.

Distribution and Services Arrangements. Under the Distribution and Service Plan (“Plan”), applicable to Class A, Class B, Class C, Class R and Class K shares, but adopted in accordance with Rule 12b-1 under the 1940 Act with respect to the Class A, Class B, Class C and Class R shares of the Funds only, each of the Funds may use its assets with respect to those classes of shares to finance activities relating to the distribution of its shares and the provision of certain shareholder services.

Under the Plan, the Distributor is paid an annual service fee at the rate of up to 0.25% of the value of average daily net assets of the Class A shares of each Fund. Also, under the Plan, the Distributor is paid an annual service fee of up to 0.25% of the value of average daily net assets of the Class B, Class C and Class R shares of each relevant Fund and an annual distribution fee at the rate of up to 0.75% of the value of average daily net assets of the Class B, Class C and Class R shares of each relevant Fund. However, under the Distribution Agreement, the fees payable with respect to the Class R shares are limited to payments at an annual rate equal to 0.50% of the average daily net assets of any series attributable to its Class R shares.

The Plan also provides that the Funds may pay up to 0.25%, or up to 0.15% in the case of the Money Market Funds, of the value of the average daily net assets of the Class K shares beneficially owned by the customers of banks and other financial institutions to financial institutions that have entered into agreements with the Funds to provide shareholder services to their customers. The Plan with respect to Class K shares is a non-Rule 12b-1 shareholder servicing plan.

Services provided by financial institutions under their Class K shares service agreements may include: (i) aggregating and processing purchase and redemption requests for Class K shares from customers and placing net purchase and redemption orders with the Distributor; (ii) providing customers with a service that invests the assets of their accounts in Class K shares pursuant to specific or pre-authorized instructions; (iii) processing dividend payments on behalf of customers; (iv) providing information periodically to customers showing their positions in Class K shares; (v) arranging for bank wires; (vi) responding to customer inquiries relating to the services performed by the institutions; (vii) providing sub-accounting with respect to Class K shares beneficially owned by customers or the information necessary for sub-accounting; (viii) if required by law, forwarding shareholder communications from the Funds (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers; (ix) forwarding to customers proxy statements and proxies containing any proposals regarding the Funds’ arrangements with institutions; and (x) providing such other similar services as the Funds may reasonably request to the extent the institutions are permitted to do so under applicable statutes, rules and regulations.

Under the terms of the Plan, the Plan continues from year to year with respect to each class of shares, provided such continuance is approved annually by vote of the Board, including a majority of the Trustees who are not interested persons of the Funds and who have no direct or indirect financial interest in the operation of that Plan (“Non-Interested Plan Trustees”). All amendments of the Plan also must be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without penalty, by vote of a majority of the Non-Interested Plan Trustees or by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the relevant class of the respective Fund. Pursuant to the Plan, the Distributor will provide the Board quarterly reports of amounts expended under the Plan and the purpose for which such expenditures were made.

In the case of Class A, Class B, Class C and Class R shares, the Trustees have determined that the Plan will benefit the Funds and their shareholders by (i) providing an incentive for broker or bank personnel to provide continuous shareholder servicing after the time of sale; (ii) retaining existing accounts; (iii) facilitating portfolio management flexibility through continued cash flow into the Funds; and (iv) maintaining a competitive sales structure in the mutual fund industry.

In the case of Class K shares, the Trustees have determined that there is a reasonable likelihood that the agreements with banks and other financial institutions will benefit the Funds and their shareholders by affording the Funds greater flexibility in connection with the servicing of the accounts of the beneficial owners of their shares in an efficient manner.

With respect to Class B, Class C and Class R shares of each relevant Fund, the Distributor expects to pay sales commissions to dealers authorized to sell a Fund’s Class B, Class C and Class R shares at the time of sale. The Distributor will use its own funds (which may be borrowed) to pay such commissions pending reimbursement by the Plan. MCM finances the up-front sales commissions paid in connection with the sale of Class B and Class C shares of the Funds in exchange for receipt of a portion of the 12b-1 fees and/or contingent deferred sales charges collected by the Distributor from the Funds. In addition, the Advisor or Distributor, or any of their affiliates, may from time to time pay for shareholder services or distribution out of their own resources without additional cost to the Funds or their shareholders.

The fees paid to the Distributor pursuant to the Plan for the Class A, Class B, Class C and Class R shares of the Funds are set forth in the tables below. To the extent a Fund is not listed in a table below, it made no payments to the Distributor under the Plan during the period shown.

	Class A Shares
	Fiscal year ended June 30, 2006		Fiscal year ended June 30, 2007		Fiscal year ended June 30, 2008
	Service Fees	Contingent Deferred Sales Charges	Service Fees	Contingent Deferred Sales Charges	Service Fees	Contingent Deferred Sales Charges
Asset Allocation Fund - Balanced	$110,265	$4,021	$126,458	$422	$122.489	—
Bond Fund	$35,305	$982	$29,990	$188	$26,875	—
Cash Investment Fund	$185,319	—	$186,022	—	$$244,462	—
Energy Fund	$123,032	$90	$106,222	$22	$124,661	$9
Healthcare Fund	$194,663	$334	$189,532	$5,861	$137,615	—
Index 500 Fund	$1,197,921	$125	$1,203,374	$394	$981,205	—
International Equity Fund	$30,009	—	$45,179	—	$60,888	—
International Fund – Core Equity	—	—	—	—	$31,819	$24,008
International Small-Mid Cap Fund	—	—	—	—	$3,411	—
Internet Fund	$1,125,367	$430	$1,030,700	$911	$864,105	—
Large-Cap Growth Fund	$74,696	$1	$69,442	$8	$63,214	—
Large-Cap Value Fund	$26,526	$7	$36,362	$124	$37,081	—
Micro-Cap Equity Fund	$885,493	$1,539	$842,913	$221	$483,067	$38
Mid-Cap Core Growth Fund	$1,572,224	$2,133	$3,498,103	$1,599	$5,409,624	$9,580
Mid-Cap Value Fund	—	—	—	—	$701	—
Small-Cap Value Fund	$1,256,364	$5,263	$1,186,993	$347	$718,786	$1,609
Small-Mid Cap Fund	$13,107	—	$28,518	$878	$26,991	$15
Small-Mid Cap 130/30 Fund	—	—	—	—	$70	—
Tax-Free Money Market Fund	$171,263	—	$267,059	—	$187,996	—
Tax-Free Short & Intermediate Bond Fund	$32,792	—	$29,424	—	$20,433	—
Technology Fund	$181,922	$28	$191,536	$769	$159,457	$3

	Class B Shares
	Fiscal year ended June 30, 2006		Fiscal year ended June 30, 2007		Fiscal year ended June 30, 2008
	Distribution and Service Fees	Contingent Deferred Sales Charges	Distribution and Service Fees	Contingent Deferred Sales Charges	Distribution and Service Fees	Contingent Deferred Sales Charges
Asset Allocation Fund - Balanced	$285,985	$69,683	$170,379	$32,439	$141,446	$10,900
Bond Fund	$54,890	$18,757	$34,745	$8,777	$31,338	$6,247
Cash Investment Fund	$56,010	$24,042	$27,166	$16,119	$27,948	$13,606
Energy Fund	$453,448	$144,912	$375,050	$79,534	$407,517	$33,626
Healthcare Fund	$701,658	$245,222	$249,629	$91,858	$165,314	$28,025
Index 500 Fund	$1,049,766	$210,405	$708,725	$97,455	$604,528	$48,552
International Equity Fund	$41,343	$10,100	$42,999	$5,144	$48,746	$8,708
Internet Fund	$1,257,128	$392,601	$375,777	$157,769	$314,284	$54,148
Large-Cap Growth Fund	$42,511	$12,535	$27,449	$9,013	$27,912	$16,008
Large-Cap Value Fund	$60,124	$10,798	$33,571	$13,409	$27,788	$3,178
Micro-Cap Equity Fund	$596,834	$108,461	$426,892	$122,856	$271,437	$101,707
Mid-Cap Core Growth Fund	$394,359	$63,434	$584,693	$131,326	$641,968	$168,442
Small-Cap Value Fund	$678,313	$108,497	$523,236	$169,596	$345,041	$137,943
Small-Mid Cap Fund	$4,951	$1,998	$12,357	$1,978	$14,242	$2,395
Tax-Free Short & Intermediate Bond Fund	$21,247	$14,226	$8,124	$1,275	$6,076	$223
Technology Fund	$487,944	$183,351	$134,040	$58,911	$109,257	$19,274

	Class C Shares
	Fiscal year ended June 30, 2006		Fiscal year ended June 30, 2007		Fiscal year ended June 30, 2008
	Distribution and Service Fees	Contingent Deferred Sales Charge	Distribution and Service Fees	Contingent Deferred Sales Charge	Distribution and Service Fees	Contingent Deferred Sales Charge
Asset Allocation Fund – Balanced	$182,086	$1,641	$176,349	$1,346	$166,386	$770
Bond Fund	$17,201	$43	$17,505	$39	$24,648	$1,041
Cash Investment Fund	$16,157	$2,423	$17,085	$919	$22,863	$879
Energy Fund	$211,043	$7,547	$206,388	$2,116	$233,335	$2,411
Healthcare Fund	$384,303	$1,456	$281,262	$1,788	$206,132	$1,587
International Equity Fund	$32,633	$417	$49,818	$113	$65,381	$1,417
International Fund – Core Equity					$742
International Small-Mid Cap Fund					$6,712	$363
Internet Fund	$1,203,183	$5,213	$870,066	$4,626	$721,297	$3,782
Large-Cap Growth Fund	$41,346	$578	$35,244	$51	$38,599	$34
Large-Cap Value Fund	$31,184	$220	$34,925	$86	$$30,661	$252
Micro-Cap Equity Fund	$972,172	$20,090	$883,775	$1,833	$504,701	$4,561
Mid-Cap Core Growth Fund	$1,638,197	$59,848	$3,434,878	$82,151	$4,816,025	$83,012
Mid-Cap Value Fund					$664	$60
Small-Cap Value Fund	$1,999,877	$42,915	$1,810,837	$16,073	$1,107,990	$13,701
Small-Mid Cap Fund	$22,368	$231	$55,920	$3,916	$54,196	$280
Small-Mid Cap 130/30 Fund					$285
Tax-Free Short & Intermediate Bond Fund	$43,270	$7	$29,027	$1	$24,158
Technology Fund	$332,565	$1,632	$238,790	$1,833	$196,774	$688

	Class R Shares	Class R Shares	Class R Shares
	Fiscal year ended June 30, 2006	Fiscal year ended June 30, 2007	Fiscal year ended June 30, 2007
	Distribution and Service Fees	Distribution and Service Fees	Distribution and Service Fees
Asset Allocation Fund - Balanced	$11	$13	$14
Healthcare Fund	$30	$59	$126
Index 500 Fund	$713	$7,204	$27,684
International Fund – Core Equity	—	—	$30
International Small-Mid Cap Fund	—	—	$28
Internet Fund	$63	$118	$257
Large-Cap Growth Fund	—	$22	$36
Large-Cap Value Fund	—	$22	$34
Micro-Cap Equity Fund	$7,505	$9,817	$6,563
Mid-Cap Core Growth Fund	$21,090	$109,203	$312,965
Mid-Cap Value Fund	—	—	$244
Small-Cap Value Fund	$37,547	$34,396	$24,056
Small-Mid Cap Fund	$205	$1,133	$1,839
Small Mid-Cap 130/30 Fund	—	—	$139

The following amounts paid to the Distributor by the Funds under the Plan for Class A shares during the fiscal year ended June 30, 2008 were spent on:

	Advertising	Printing and Mailing of Prospectuses to other than Current Shareholders	Compensation to Underwriters	Compensation to Dealers	Compensation to Sales Personnel	Interest Carrying or other Financing Charges
Asset Allocation Fund - Balanced	$9,302	—	—	$102,303	—	—
Bond Fund	$2,403	—	—	$21,944	—	—
Cash Investment Fund	$19,752	—	—	$239,921	—	—
Energy Fund	$9,828	—	—	$118,267	—	—
Healthcare Fund	$10,284	—	—	$140,256	—	—
Index 500 Fund	$73,858	—	—	$554,630	—	—
International Equity Fund	$4,734	—	—	$53,516	—	—
International Fund – Core Equity*	$2,911	—	—	$31,307	—	—
International Small-Mid Cap Fund*	$331	—	—	$3,251	—	—
Internet Fund	$65,784	—	—	$730,358	—	—
Large-Cap Growth Fund	$4,847	—	—	$58,329	—	—
Large-Cap Value Fund	$2,807	—	—	$34,457	—	—
Micro-Cap Equity Fund	$34,183	—	—	$444,269	—	—
Mid-Cap Core Growth Fund	$427,658	—	—	$4,735,216	—	—

	Advertising	Printing and Mailing of Prospectuses to other than Current Shareholders	Compensation to Underwriters	Compensation to Dealers	Compensation to Sales Personnel	Interest Carrying or other Financing Charges
Mid-Cap Value Fund*	$71	—	—	$596	—	—
Small-Cap Value Fund	$51,103	—	—	$590,243	—	—
Small-Mid Cap 130/30 Fund*	$6	—	—	$17	—	—
Small-Mid Cap Fund	$2,068	—	—	$26,827	—	—
Tax-Free Money Market Fund	$14,070	—	—	$74,954	—	—
Tax-Free Short & Intermediate Bond Fund	$1,587	—	—	$16,877	—	—
Technology Fund	$12,076	—	—	$148,113	—	—

*	Class A shares of the International Fund-Core Equity, International Small-Mid Cap Fund, Mid-Cap Value Fund, and Small-Mid Cap 130/30 Fund commenced operations on August 16, 2007, August 17, 2007, September 4, 2007 and October 8, 2007, respectively.

The following amounts paid to the Distributor by the Funds under the Plan for Class B shares during the fiscal year ended June 30, 2008 were spent on:

	Advertising	Printing and Mailing of Prospectuses to other than Current Shareholders	Compensation to Underwriters	Compensation to Dealers	Compensation to Sales Personnel	Interest Carrying or other Financing Charges
Asset Allocation Fund - Balanced	$2,678	—	—	$33,855	—	—
Bond Fund	$625	—	—	$6,765	—	—
Cash Investment Fund	$559	—	—	$6,296	—	—
Energy Fund	$8,135	—	—	$96,894	—	—
Healthcare Fund	$3,100	—	—	$37,488	—	—
Index 500 Fund	$11,325	—	—	$84,203	—	—
International Equity Fund	$921	—	—	$10,663	—	—
Internet Fund	$5,921	—	—	$62,431	—	—
Large-Cap Growth Fund	$544	—	—	$6,129	—	—
Large-Cap Value Fund	$524	—	—	$5,901	—	—
Micro-Cap Equity Fund	$4,807	—	—	$63,860	—	—
Mid-Cap Core Growth Fund	$12,318	—	—	$138,685	—	—
Small-Cap Value Fund	$6,214	—	—	$77,202	—	—
Small-Mid Cap Fund	$283	—	—	$3,146	—	—
Tax-Free Short & Intermediate Bond Fund	$112	—	—	$1,494	—	—
Technology Fund	$2,063	—	—	$22,858	—	—

The following amounts paid to the Distributor by the Funds under the Plan for Class C shares during the fiscal year ended June 30, 2008 were spent on:

	Advertising	Printing and Mailing of Prospectuses to other than Current Shareholders	Compensation to Underwriters	Compensation to Dealers	Compensation to Sales Personnel	Interest Carrying or other Financing Charges
Asset Allocation Fund – Balanced	$3,176	—	—	$157,381	—	—
Bond Fund	$519	—	—	$20,480	—	—
Cash Investment Fund	$458	—	—	$18,281		—
Energy Fund	$4,702	—	—	$215,645	—	—
Healthcare Fund	$3,863	—	—	$192,840	—	—
Index 500 Fund	—	—	—	—	—	—
International Equity Fund	$1,235	—	—	$48,454	—	—
International Fund – Core Equity *	$20	—	—	$228	—	—
International Small-Mid Cap Fund*	$181	—	—	$157	—	—
Internet Fund	$13,556	—	—	$653,274	—	—
Large-Cap Growth Fund	$758	—	—	$34,769	—	—
Large-Cap Value Fund	$573	—	—	$28,168	—	—
Micro-Cap Equity Fund	$8,806	—	—	$472,166	—	—
Mid-Cap Core Growth Fund	$94,332	—	—	$3,126,313	—	—
Mid Cap Value Fund*	$16	—	—	$23	—	—
Small-Cap Value Fund	$19,515	—	—	$1,007,148	—	—
Small-Mid Cap 130/30 Fund*	$6	—	—	$0	—	—
Small-Mid Cap Fund	$1,033	—	—	$43,458	—	—
Tax-Free Short & Intermediate Bond Fund	$461	—	—	$22,024	—	—
Technology Fund	$3,723	—	—	$183,565	—	—

*	Class C shares of the International Fund-Core Equity, International Small-Mid Cap Fund, Mid-Cap Value Fund, and Small-Mid Cap 130/30 Fund commenced operations on August 16, 2007, August 17, 2007, September 4, 2007 and October 8, 2007, respectively.

The following amounts paid to the Distributor by the Funds under the Plan for Class R shares during the fiscal year ended June 30, 2008 were spent on:

	Advertising	Printing and Mailing of Prospectuses to other than Current Shareholders	Compensation to Underwriters	Compensation to Dealers	Compensation to Sales Personnel	Interest Carrying or other Financing Charges
Asset Allocation Fund – Balanced	$1	—	—	$0	—	—
Healthcare Fund	$5	—	—	$58	—	—
Index 500 Fund	$1,203	—	—	$27,200	—	—
International Equity Fund	—	—	—	—	—	—

	Advertising	Printing and Mailing of Prospectuses to other than Current Shareholders	Compensation to Underwriters	Compensation to Dealers	Compensation to Sales Personnel	Interest Carrying or other Financing Charges
International Fund – Core Equity*	$1	—	—	$3	—	—
International Small-Mid Cap Fund*	$1	—	—	$3	—	—
Internet Fund	$10	—	—	$0	—	—
Large Cap Growth Fund	$1	—	—	$0	—	—
Large Cap Value Fund	$1	—	—	$0	—	—
Micro-Cap Equity Fund	$231	—	—	$6,005	—	—
Mid-Cap Core Growth Fund	$12,487	—	—	$273,898	—	—
Mid Cap Value Fund*	$11	—	—	—	—	—
Small-Cap Value Fund	$931	—	—	$18,347	—	—
Small-Mid Cap 130/30 Fund*	$6	—	—	$16	—	—
Small-Mid Cap Fund	$71	—	—	$260	—	—
Tax-Free Short & Intermediate Bond Fund	—	—	—	—	—	—
Technology Fund	—	—	—	—	—	—

*	Class R shares of the International Fund-Core Equity, International Small-Mid Cap Fund, Mid-Cap Value Fund, and Small-Mid Cap 130/30 Fund commenced operations on August 16, 2007, August 17, 2007, September 4, 2007 and October 8, 2007, respectively.

Additional Compensation Paid to Intermediaries. In addition to paying fees under the Funds’ Plan, the Funds may pay fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the Advisor, World or the Funds, for sub-administration, sub-transfer agency and other services associated with shareholders whose shares are held of record in omnibus, other group accounts or accounts traded through registered securities clearing agents. These additional fees paid by the Funds to intermediaries may take one of two forms: (i) basis point payments on net assets, and/or (ii) fixed dollar amount payments per shareholder account.

The Funds’ Advisor or Distributor, out of its own resources and without additional cost to the Funds or their shareholders, may provide additional cash payments or non-cash compensation to intermediaries who sell shares of the Funds, including affiliates of the Advisor. Such payments and compensation are in addition to the sales charges (including Rule 12b-1 fees) and service fees paid by the Funds.

Additional cash payments may be made by the Advisor or Distributor to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to intermediaries for inclusion of the Funds on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to the Funds’ shareholders. In addition, while the Funds’ Distributor typically pays to intermediaries most of the front-end sales charge applicable to sales of Fund shares by such intermediaries, the Funds’ Distributor may, on occasion, pay the entire front-end sales charge to such intermediaries.

Currently, the Advisor has revenue sharing arrangements with approximately 14 intermediaries, the most significant of which are Merrill Lynch, Comerica Bank, Charles Schwab and Citigroup Global Markets. Revenue sharing payments to financial institutions are usually structured in any of three ways: (i) as a percentage of gross sales; (ii) as a percentage of net assets; and/or (iii) a fixed dollar amount. During the year ended June 30, 2008, the Advisor and/or Distributor accrued and/or paid approximately $2.6 million to various unaffiliated entities pursuant to the revenue sharing arrangements applicable to all series of MST and MST II.

From time to time, the Funds’ service providers, or any of their affiliates, may also pay non-cash compensation to the sales representatives of intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of regional or national events of intermediaries. In addition, the Funds, the Funds’ service providers, or any of their affiliates, may conduct and/or pay for training and educational meetings for sales representatives of unaffiliated broker-dealers that sell the Funds, and may pay or reimburse for associated meals, lodging and transportation.

Custodian. State Street Bank and Trust Company (“Custodian”), located at One Lincoln Street, Boston, Massachusetts 02111, serves as the custodian to the Funds. Pursuant to the terms and provisions of the custodian contract between the Custodian, MST and MST II, the Custodian keeps the books of account for each Fund.

Transfer and Dividend Disbursing Agent. PNC Global Investment Servicing (“Transfer Agent”), located at 4400 Computer Drive, Westborough, Massachusetts 01581, serves as the transfer and dividend disbursing agent for the Funds pursuant to a transfer agency agreement with MST and MST II under which the Transfer Agent (i) issues and redeems shares of each Fund; (ii) addresses and mails all communications by each Fund to its record owners, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders; (iii) maintains shareholder accounts; (iv) responds to correspondence by shareholders of the Funds; (v) makes periodic reports to the Board concerning the operations of the Funds; and (vi) conducts certain anti-money laundering activities on behalf of the Funds.

Comerica Bank. As stated in each Fund’s Prospectus, Class K shares of the Funds are sold to customers of banks and other institutions. Such banks and institutions may include Comerica Bank, its affiliates and subsidiaries, and other institutions that have entered into agreements with the Funds providing for shareholder services for their customers.

Other Information Pertaining to Administration, Custodian and Transfer Agency Agreements. The Administrator, the Transfer Agent and the Custodian each receive a separate fee for their respective services. Except as noted in this SAI, the Funds’ service contractors bear all expenses in connection with the performance of their services and each Fund bears the expenses incurred in its operations. Expenses borne by the Funds include, but are not limited to, fees paid to the Advisor, the Administrator, the Custodian and the Transfer Agent; fees and expenses of officers and the Board; taxes; interest; legal and auditing fees; brokerage fees and commissions; certain fees and expenses in registering and qualifying each Fund and its shares for distribution under Federal and state securities laws; expenses of preparing prospectuses and statements of additional information and of printing and distributing prospectuses and statements of additional information to existing shareholders; the expense of reports to shareholders, shareholders’ meetings and proxy solicitations; fidelity bond and directors’ and officers’ liability insurance premiums; the expense of using independent pricing services; and other expenses which are not assumed by the Administrator. Any general expenses of MST or MST II that are not readily identifiable as belonging to a particular investment portfolio are allocated among all investment portfolios of MST and MST II by or under the direction of the Board in a manner that the Board determines to be fair and equitable, taking into consideration whether it is appropriate for expenses to be borne by a Fund in addition to the other series of MST and MST II, as applicable. With respect to Class I shares, except for expenses incurred collectively by the Funds (for example, fees of Trustees, auditors, and legal counsel) not attributable to a particular Fund or to a particular class of shares of a Fund and expenses incurred by a Fund not attributable to any particular class of the Fund’s shares (for example, advisory fees, custodial fees, or other expenses relating to the management of the Fund’s assets), only expenses actually incurred by the Class I shares will be allocated to the Class I shares. The Advisor, the Administrator, the Custodian and the Transfer Agent may voluntarily waive all or a portion of their respective fees and/or reimburse certain Fund expenses from time to time.

CODE OF ETHICS

MST, MST II, and the Advisor have adopted a code of ethics and World has adopted a code of ethics as required by applicable law. Each such code is designed to, among other things, prevent affiliated persons of MST, MST II, and the Advisor or World, as applicable, from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Funds (which may also be held by persons subject to a code of ethics). There can be no assurance that the codes of ethics will be effective in preventing such activities. The codes of ethics may be examined at the office of the SEC in Washington, DC or on the Internet from the SEC’s website at http://www.sec.gov.

PORTFOLIO TRANSACTIONS

Subject to the general supervision of the Board, the Advisor, or World in the case of the Index Funds, causes investment decisions for each of the Funds to be made and oversees the placement of purchase and sale orders for portfolio securities on behalf of the Funds.

Consistent with the Combined Advisory Agreement for the Funds and the Sub-Advisory Agreement for the Index Funds, the Advisor and World, as applicable, each selects broker-dealers to execute transactions on behalf of the Funds using its best efforts to seek the best overall terms available. In assessing the best overall terms available for any transaction, the Advisor considers all factors it deems relevant, including, but not limited to, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker-dealer, anonymity and confidentiality, promptness, the quality of any research provided (i.e., quantity and quality of information provided, diversity of sources utilized, nature and frequency of communication, professional experience, analytical ability and professional stature of the broker), the net results of specific transactions, the difficulty of execution, the size of the order, the operational facilities of the broker-dealer, the broker-dealer’s risk in positioning a block of securities, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. While the Advisor and World generally seek reasonably competitive spreads or commissions, the Funds will not necessarily pay the lowest spread or commission available.

In selecting broker-dealers to execute a particular transaction, and in evaluating the best overall terms available, the Advisor and World are each authorized to consider the brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act) provided to the Funds and/or other accounts over which the Advisor and World or their respective affiliates exercise investment discretion. The Advisor and World, as the case may be, may cause a Fund to pay a broker-dealer that furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Advisor or World determines in good faith that such commission is reasonable in relation the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Advisor or World to the Funds. Such brokerage and research services might consist of reports and statistics on specific companies or industries, general summaries of groups of bonds and their comparative earnings and yields, or broad overviews of the securities markets and the economy. Shareholders of the Funds should understand that the services provided by such brokers may be useful to the Advisor and World in connection with their services to other clients.

Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by the Advisor and World and does not reduce the advisory or sub-advisory fees payable to the Advisor and World, respectively, for services provided to the Funds. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, a Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

Transactions on U.S. stock exchanges generally involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Transactions on foreign stock exchanges involve payment for brokerage commissions that are generally fixed.

Over-the-counter issues, including corporate debt and government securities, are normally traded through dealers on a “net” basis (i.e., without commission), or directly with the issuer. With respect to over-the-counter transactions, the Advisor or World will normally deal directly with dealers who make a market in the instruments except in those circumstances where more favorable prices and execution are available elsewhere. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer’s mark-up or mark-down.

Each of the Funds may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. A Fund will engage in this practice, however, only when the Advisor or World believes such practice to be in such Fund’s best interests.

Investment decisions for each Fund and for other investment accounts managed by the Advisor and World, as applicable, are made independently of each other in the light of differing conditions. However, the same investment decision may be made for two or more of such accounts. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and one or more other accounts, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner the Advisor believes to be equitable to each such account. Although the Advisor and World each seeks the most favorable overall net results for all of the accounts in any aggregated transaction, in some cases, this practice may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund. To the extent permitted by law, the Advisor or World, as applicable, may aggregate the securities to be sold or purchased for the Funds with those to be sold or purchased for other investment companies or accounts in order to obtain best execution.

The Funds will not purchase any securities while the Advisor, World, as applicable, or any affiliated person (as defined in the 1940 Act) is a member of any underwriting or selling group for such securities, except pursuant to procedures adopted by the Board in accordance with Rule 10f-3 under the 1940 Act.

Under the 1940 Act, persons affiliated with the Advisor, the Distributor and their affiliates are prohibited from dealing with the Funds as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available.

The table below shows information on brokerage commissions paid by each of the Funds for the last three fiscal years, all of which were paid to entities that are not affiliated with the Funds, the Advisor or World. Significant changes in brokerage commissions paid by a Fund from year to year are primarily due to varying Fund asset levels. In several cases when commissions decreased, the Funds benefited from increased usage of electronic communication networks (ECNs) for trading and exchange-traded funds (ETFs) for managing cash. No amounts are shown for the Multi-Cap Growth Fund, as that Fund had not commenced operations during the periods shown.

	Fiscal year ended June 30, 2006	Fiscal year ended June 30, 2007	Fiscal year ended June 30, 2008
Asset Allocation Fund - Balanced	$96,913	$94,107	$130,737
Bond Fund	—	—	$9,643
Healthcare Fund	$192,085	$109,543	—
Index 500 Fund	$40,499	$25,889	—
International Equity Fund	$154,658	$242,953	$113,863
International Fund – Core Equity*	—	—	$167,950
International Small-Mid Cap Fund*	—	—	$256,896
Internet Fund	$2,085,787	$1,700,425	$1,879,446
Large-Cap Growth Fund	$151,281	$204,896	$187,937
Large-Cap Value Fund	$101,052	$110,502	$92,938
Micro-Cap Equity Fund	$731,329	$848,286	$494,444
Mid-Cap Core Growth Fund	$2,309,857	$2,745,327	$5,631,469
Mid-Cap Value Fund*	—	—	$1,504
Energy Fund	$68,795	$75,366	$55,423
Small-Cap Value Fund	$1,196,724	$1,196,851	$1,062,250
Small-Mid Cap 130/30 Fund*	—	—	—
Small-Mid Cap Fund	$21,606	$28,338	$34,501
Tax-Free Short & Intermediate Bond Fund	—	—	—
Technology Fund	$814,459	$686,589	$569,451

*	Since the International Fund – Core Equity and the International Small-Mid Cap Fund did not commence operations until August 2007, the Mid-Cap Value Fund did not commence operations until September 2007, and the Small-Mid Cap 130/30 Fund did not commence operations until October 2007, brokerage commissions for these funds are only shown for the fiscal year ended June 30, 2008.

Effective February 14, 2006, the S&P® MidCap Index Equity Fund and S&P® SmallCap Index Equity Fund changed their fiscal and tax year ends from December 31 to June 30. The table below shows information on brokerage commissions paid by such Funds for the periods indicated, all of which were paid to entities that are not affiliated with such Funds or the Advisor. Significant changes in brokerage commissions paid by a Fund from year to year may result from changing asset levels throughout the year.

	Fiscal year ended December 31, 2005	Period ended June 30, 2006	Fiscal year ended June 30, 2007	Fiscal year ended June 30, 2008
S&P® MidCap Index Equity Fund	$24,209	$715	$6,056	$12,121
S&P® SmallCap Index Equity Fund	$20,637	$5,128	$14,562	$24,479

Each of the Funds is required to identify the securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parent companies held by the Fund as of the close of their most recent fiscal year and state the value of such holdings. As of June 30, 2008, the following Funds held securities in the indicated firms in the following amounts:

As of June 30, 2008
Asset Allocation Fund - Balanced
Bank of America Corp.	$906,784
Bank of New York Co., Inc.	$608,609
JP Morgan Chase & Co.	$782,097
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$214,138
Morgan Stanley & Company	$292,167
State Street Bank & Trust Company	$229,724

Bond Fund
Bear Stearns Securities Corp.	$5,667,060
UBS AG	$4,983,780
Bank of America Corp.	$4,257,157
Morgan Stanley & Company	$3,203,606
Lehman Brothers, Inc.	$3,109,269
Credit Suisse First Boston, LLC	$2,651,723
JP Morgan Chase & Co.	$1,341,997
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$1,223,395

Cash Investment Fund
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$140,000,000
State Street Bank & Trust Company	$38,061,000

Index 500 Fund
Bank of America Corp.	$5,165,110
Citigroup Inc.	$4,330,885
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$1,483,013
Goldman Sachs Group, Inc.	$3,272,379

International Equity Fund
Deutsche Bank AG	$875,613
Credit Suisse Frist Boston, LLC	$192,825

Large-Cap Growth
Bank of New York Co., Inc.	$1,148,140

As of June 30, 2008
Large-Cap Value
Bank of America Corp.	$1,797,936
Bank of New York Co., Inc.	$1,422,786
JP Morgan Chase & Co.	$3,083,063
Morgan Stanley & Co., Inc.	$1,123,040
State Street Bank & Trust Company	$749,323
S&P® MidCap Index Equity Fund
Jefferies Company, Inc.	$99,827
S&P® SmallCap Index Equity Fund
Investment Technology Group	$177,873

Since the Money Market Funds will invest only in short-term debt instruments, their annual portfolio turnover rates will be relatively high, but brokerage commissions are normally not paid on money market instruments, and portfolio turnover is not expected to have a material effect on the net investment income of a Money Market Fund. The portfolio turnover rate of each Fund is calculated by dividing the lesser of the Fund’s annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were 397 days or less for the Money Market Funds or one year or less for the Equity and Bond Funds) by the monthly average value of the securities held by the Fund during the year. Each Fund may engage in short-term trading to achieve its investment objective. Portfolio turnover may vary greatly from year to year as well as within a particular year.

The portfolio turnover rate of each Fund is set forth below. Significant changes in turnover rates from year to year are primarily due to varying levels of purchase and redemption activity in Fund shares. As the level or direction of transactions in Fund shares varies, portfolio managers must manage cash and make purchase and sale decisions in response to Fund share transactions. To the extent a Fund has foreign currency exposure, the effect of these fluctuations can be multiplied.

Turnover for all Funds was impacted by changes in purchase and redemption activity between fiscal year 2007 to fiscal year 2008. The Multi-Cap Growth Fund had not commenced operations during the periods shown. The higher portfolio turnover rates in fiscal 2008 for both the Asset Allocation Fund – Balanced and the Bond Fund reflect an increase in investments in to be announced fixed income securities. The portfolio rate for the Asset Allocation Fund – Balanced was also influenced by changes in its equity allocation segments.

	Portfolio Turnover Rate Fiscal Year Ended June 30, 2007	Portfolio Turnover Rate Fiscal Year Ended June 30, 2008
Asset Allocation Fund – Balanced	52%	103%
Bond Fund	55%	272%
Energy Fund	26%	27%
Healthcare Fund	30%	17%
Index 500 Fund	3%	3%
International Equity Fund	51%	31%
International Fund – Core Equity*	—	72%
International Small-Cap Fund*	—	91%
Internet Fund	62%	96%
Large-Cap Growth Fund	90%	98%
Large-Cap Value Fund	47%	41%
Micro-Cap Equity Fund	23%	24%
Mid-Cap Core Growth Fund	46%	56%

	Portfolio Turnover Rate Fiscal Year Ended June 30, 2007	Portfolio Turnover Rate Fiscal Year Ended June 30, 2008
Mid-Cap Value Fund*	—	62%
S&P® MidCap Index Equity Fund	11%	17%
S&P® SmallCap Index Equity Fund	14%	16%
Small-Cap Value Fund	29%	32%
Small-Mid Cap Fund	75%	71%
Small-Mid Cap 130/30 Fund*	—	43%
Tax-Free Short & Intermediate Bond Fund	2%	0%
Technology Fund	115%	128%

*	Since the International Fund – Core Equity and the International Small-Mid Cap Fund did not commence operations until August 2007, the Mid-Cap Value Fund did not commence operations until September 2007, and the Small-Mid Cap 130/30 Fund did not commence operations until October 2007, portfolio turnover rates for these Funds are only shown for the fiscal year ended June 30, 2008.

ADDITIONAL PURCHASE, REDEMPTION, EXCHANGE AND

CONVERSION INFORMATION

Purchases. As described in the Prospectuses (including the Shareholder Guide), shares of each of the Funds may be purchased in a number of different ways. Such alternative sales arrangements permit an investor to choose the method of purchasing shares that is most beneficial depending on the amount of the purchase, the length of time the investor expects to hold shares and other relevant circumstances. An investor may place orders directly through the Transfer Agent or the Distributor or through arrangements with his/her authorized broker, financial advisor or other intermediary. The Funds have authorized one or more financial service institutions to receive on their behalf purchase orders. Certain of these financial services institutions are authorized to designate plan administrator intermediaries to receive purchase orders on behalf of the Funds. To the extent permitted by law, the Funds will be deemed to have received a purchase order when an authorized financial services institution or, if applicable, the financial services institution’s authorized designee, receives the order. Orders will be priced at the applicable Fund’s Net Asset Value next computed after they are received by an authorized financial services institution or its authorized designee.

The term “immediate family member” means any investor’s grandparent, spouse of a grandparent, parent, spouse of a parent, child, spouse of a child, spouse, brother or sister, or any of the foregoing relatives of the investor’s spouse (i.e., in-laws), and includes step and adoptive relationships.

In-Kind Purchases. Payment for shares of a Fund may, in the discretion of the Advisor, be made in the form of securities that are permissible investments for such Fund as described in the Prospectus. For further information about this form of payment please contact the Transfer Agent. In connection with an in-kind securities payment, a Fund will require, among other things, that the securities (a) meet the investment objectives and policies of the Fund; (b) are acquired for investment and not for resale; (c) are liquid securities that are not restricted as to transfer either by law or liquidity of markets; (d) have a value that is readily ascertainable by a listing on a nationally recognized securities exchange; and (e) are valued on the day of purchase in accordance with the pricing methods used by the Fund and that the Fund receives satisfactory assurance that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other tax matters relating to the securities. Call the Funds at (800) 438-5789 for more information.

Dealer Reallowances. At the time of purchase, the Distributor will generally pay a commission (as a percentage of the offer price) to the broker of record as follows:

•	Class A Shares of the Equity Funds (except Index 500 Fund)

Amount of Purchase	Commission
Less than $25,000	5.00%
$25,000 up to $50,000	4.75%
$50,000 up to $100,000	4.00%
$100,000 up to $250,000	3.25%
$250,000 up to $500,000	2.25%
$500,000 up to $1 million	1.25%
$1 million or more	See below *

*	For investments of $1 million or more, the Distributor will generally pay a finder’s fee to brokers and other entities (as permitted by applicable law) who initiate and are responsible for such purchases as follows: 1.00% on investments between $1 million and $2 million; 0.50% on investments between $2 million and $5 million; and 0.25% on investments above $5 million.

•	Class A Shares of the Index 500 Fund

Amount of Purchase	Commission
Less than $100,000	2.25%
$100,000 up to $250,000	1.75%
$250,000 up to $500,000	1.25%
$500,000 up to $1 million	0.75%
$1 million or more	None

•	Class A Shares of the Bond Fund and Tax-Free Bond Fund

Amount of Purchase	Commission
Less than $100,000	3.75%
$100,000 up to $250,000	2.75%
$250,000 up to $500,000	1.75%
$500,000 up to $1 million	1.00%
$1 million or more	See below **

**	For investments of $1 million or more, the Distributor will generally pay a finder’s fee to brokers and other entities (as permitted by applicable law) who initiate and are responsible for such purchases as follows: 1.00% on investments between $1 million and $2 million; 0.50% on investments between $2 million and $5 million; and 0.25% on investments above $5 million.

•	Class B Shares of the Funds (except Index 500 Fund): 4.00%

•	Class B Shares of the Index 500 Fund: 2.00%

•	Class C Shares of the Funds: 1.00%

Finder’s Fees. For investments in Class A shares (except Index 500 Fund or any of the Money Market Funds) of $1 million or more, the Distributor will generally pay a finder’s fee to brokers and other entities (as permitted by applicable law) who initiate and are responsible for such purchases as follows: 1.00% on investments between $1 million and $2 million; 0.50% on investments between $2 million and $5 million; and 0.25% on investments above $5 million. Except with respect to employer-sponsored plans and other employer-sponsored group accounts that are eligible to purchase Class A shares without paying a sales charge, for purposes of calculating applicable finder’s fees, if any, all new investments into a particular account for which a broker or other entity is responsible are added together.

In the case of employer-sponsored plans and other employer-sponsored group accounts that are not subject to any sales charges on Class A shares, investments into a particular account for which a broker or other entity is responsible are generally not added together for purposes of calculating applicable finder’s fees. The Distributor may, however, subject to approval by an appropriate officer of the Funds, pay a finder’s fee based on the aggregate new investments made in an account over a period of six months or less.

Group Account Sales Charge Waivers for Class A Shares. The Funds may waive the initial sales charge on purchases of Class A shares by group accounts (i) of retirement plans that are qualified under Section 401(a), Section 403(b) or Section 457 of the Internal Revenue Code and (a) that invest $1,000,000 or more in Class A shares offered by The Munder Funds or (b) that have at least 75 eligible plan participants; (ii) for which certain types of shareholder services are provided to underlying shareholders in the group account pursuant to a written agreement with the Funds; (iii) that are administered by Ascensus, Inc. for employees participating in an employer-sponsored or administered retirement program under Section 408A of the Internal Revenue Code; or (iv) administered by Merrill Lynch Group Employee Services (“Merrill Lynch”) if (a) the plan’s recordkeeper on a daily valuation basis is Merrill Lynch and, on the date the plan sponsors signs the Merrill Lynch Recordkeeping Service Agreement, the plan has $3 million or more in assets invested in broker/dealer funds not advised or managed by Merrill Lynch Asset Management, L.P. (MLAM) that are made available pursuant to a Services Agreement between Merrill Lynch and the Funds’ distributor and in funds advised or managed by MLAM (collectively “Applicable Investments”), (b) the plan’s recordkeeper on a daily valuation basis is an independent recordkeeper whose services are provided through a contract or alliance arrangement with Merrill Lynch, and on the date the plan sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the plan has $3 million or more in assets, excluding money market funds, invested in Applicable Investments; or (c) the plan has 5000 or more eligible employees, as determined by the Merrill Lynch plan conversion manager, on the date the plan sponsor signs the Merrill Lynch Recordkeeping Service Agreement. In addition, we will waive the CDSC of 1% charged on certain redemptions within one year of purchase for such accounts.

For purposes of the foregoing section, the term “group account” includes (i) an account established for a qualified or non-qualified employee benefit plan or for any other type of employer-sponsored plan or account that represents the collective interests of multiple employees, (ii) an account established by a wrap-fee program sponsor that represents the collective investments of all program participants, and (iii) other similar accounts that represent the collective investments of multiple underlying shareholders. Notwithstanding the foregoing, the term “group account” does not include superomnibus accounts (but may include group accounts within the superomnibus account) established by broker-dealers or other financial intermediaries that represent the collective investments of all or substantially all their clients.

CMS Energy Sales Charge Waiver for Class A Shares. The Funds may waive the initial sales charge on purchases of Class A shares for employees of CMS Energy. The sales charge will only be waived if the CMS employee is participating in a Munder prototype Roth IRA plan by way of payroll deduction from CMS.

Investment Minimums. All initial Fund purchases are subject to the per Fund investment minimums stated in the Prospectuses. If an investment in Class A, Class B or Class C shares of a Fund falls below the applicable minimum, a $6 quarterly fee, to be paid by liquidating shares, may be charged to that account. If a contingent deferred sales charge (“CSDC”) applies on the shares liquidated to pay this fee, it will be included in the $6 charge; that is, only $6 worth of shares in your account will be redeemed during any quarter.

Retirement Plans. Shares of each of the Funds may be purchased in connection with various types of tax deferred retirement plans, including traditional and Roth individual retirement accounts (“IRAs”), SIMPLE IRAs, SEPs, SAR SEPs, qualified plans, non-qualified plans, deferred compensation for public schools and charitable organizations (403(b) plans), simplified employee pension IRAs, Education Savings Accounts (“ESAs”), top-hat plans, and similar types of tax deferred retirement plans. An individual or organization considering the establishment of a retirement plan should consult with an attorney and/or an accountant with respect to the terms and tax aspects of the plan. A $15.00 annual custodial fee is charged to all IRA, 403(b) and ESA accounts. This fee must be paid in December of each year and may be paid by check or by liquidating shares from the account. Any applicable CDSC will be waived on shares liquidated to pay to the fee.

Redemptions. The redemption price for Fund shares is the Net Asset Value next determined after receipt of the redemption request in proper form. The redemption proceeds will be reduced by the amount of any applicable CDSC and/or short-term trading fee.

Redemption proceeds are normally paid in cash; however, a Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the portfolio of the particular Fund, in lieu of cash, in conformity with applicable rules of the SEC. If shares are redeemed in kind, the redeeming shareholder might incur transaction costs in converting the assets into cash. A Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its net assets during any 90-day period for any one shareholder.

The Funds have authorized one or more financial services institutions to receive redemption orders on the Funds’ behalf. Certain of these financial services institutions are authorized to designate plan administrator intermediaries to receive redemption orders on behalf of the Funds. To the extent permitted by law, the Funds will be deemed to have received a redemption order when an authorized financial services institution or, if applicable, the financial services institution’s authorized designee, receives the order. Orders will be priced at the applicable Fund’s Net Asset Value next computed after they are received by an authorized financial services institution or its authorized designee.

Contingent Deferred Sales Charges. For Class A shares that were purchased without paying a sales charge as part of a $1 million investment, a CDSC will apply to redemptions made within one year of purchase if a sales commission was paid by the Funds at the time of the initial investment. Subject to any applicable waivers, a

CDSC will also apply to redemptions of Class B shares within six years of purchase and to redemptions of Class C shares within one year of purchase. In each case, the CDSC is based on the original net asset value at the time of investment or the net asset value at the time of redemption, whichever is lower. The Prospectuses describe the applicable CDSC schedules.

The holding period for Class A, Class B or Class C shares of a Fund acquired through an exchange will be calculated from the date that the initial purchase of Class A, Class B or Class C shares, as applicable, was made. For Class C shares of a Fund acquired through an exchange of Class II shares (which are no longer offered by the Funds) or for Class II shares that were converted and/or reclassified as Class C shares on October 31, 2003, the applicable holding period will be calculated from the date of the initial purchase of Class II shares. For Class A shares of a Fund acquired through an exchange, the applicable CDSC amount will be based on the CDSC that applied to the Fund initially purchased and the holding period will be calculated from the date of such initial purchase.

Contingent Deferred Sales Charge Waivers for Class B Shares. In addition to the waivers described in the applicable Prospectus and Shareholder Guide, a Fund will waive the CDSC payable upon redemptions of Class B shares by plans administered by Merrill Lynch that would be eligible for the Class A shares sale charge waivers described above.

Short-Term Trading Fees. If you redeem or exchange Class A, Class B, Class C, Class K, Class R, Class Y or Class I shares of the International Equity Fund, the International Fund – Core Equity, the International Small-Mid Cap Fund, the Micro-Cap Equity Fund or the Small-Cap Value Fund within 30 days of purchase, you may be subject to a 2% short-term trading fee upon redemption or exchange based on net assets at the time of redemption or exchange. For purposes of calculating the redemption fee, shares purchased through the reinvestment of dividend or capital gains distributions paid by a Fund will be treated as redeemed first. Thereafter, shares will be redeemed on a first-in, first-out basis. If a CDSC also applies upon redemption or exchange, it will be assessed in addition to the 2% fee. For instance, if you redeem Class C shares within 30 days of purchase, you will be charged a total of 3% upon redemption; that is, a 1% CDSC, plus a 2% short-term trading fee.

The ability to assess a short-term trading fee on the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder account and may be further limited by systems functionality applicable to these types of accounts. As a result, exemptions from the short-term trading fee may apply to these types of accounts. The Funds encourage all brokers, retirement plan administrators and fee-based program sponsors to develop the systems functionality necessary to support the assessment of short-term trading fees and to implement such systems when available.

Involuntary Redemptions. A Fund may involuntarily redeem any account if its value falls below the applicable minimum initial investment for the account, or $2,500, whichever is lower. A notice of redemption, sent by first-class mail to the investor’s address of record, will fix a date not less than 30 days after the mailing date, and shares will be redeemed at the close of business on that date unless sufficient additional shares are purchased to bring the aggregate account value up to the required level. A Fund may also redeem an account involuntarily if it otherwise appears appropriate to do so in light of the Fund’s responsibilities under the 1940 Act or in connection with a failure of the appropriate person(s) to furnish certified taxpayer identification numbers, other tax-related certifications, or if the

Fund is unable to verify the account holder’s identity. In each case, shares will be redeemed at the net asset value next calculated after the account is closed. Any applicable contingent deferred sales charge may be applied if a Fund redeems an account. In addition, an investor will not be entitled to recoup from the Funds any sales charges paid in connection with the purchase of Fund shares. A check for the redemption proceeds payable to the investor will be mailed to the investor at the address of record.

Conversion of Class B Shares to Class A Shares. Class B shares of a Fund purchased after June 16, 2003 will automatically convert to Class A shares of the Fund on the first business day of the month following the eighth anniversary of the issuance of such Class B shares.

If you acquired Class B shares of a Fund before June 16, 2003, but after November 8, 2000, or by exchanging shares of another Munder Fund that you purchased before June 16, 2003, but after November 8, 2000, those shares will automatically convert to Class A shares on the first business day of the month in which the eighth anniversary of the original purchase occurs. If you acquired Class B shares of a Fund before November 8, 2000 or by exchanging shares of another Munder Fund that you purchased before November 8, 2000, those shares will automatically convert to Class A shares on the first business day of the month in which the sixth anniversary of the original purchase occurs. All Class B share conversions will be effected at the relative net asset values per share of the two classes.

Telephone Exchanges. The Funds reserve the right at any time to suspend or terminate the telephone exchange privilege or to impose a fee for this service. During periods of unusual economic or market changes, shareholders may experience difficulties or delays in effecting telephone exchanges. Neither the Funds nor the Transfer Agent will be responsible for any loss, damages, expense or cost arising out of any telephone exchanges effected upon instructions believed by them to be genuine. The Transfer Agent has instituted procedures that it believes are reasonably designed to insure that exchange instructions communicated by telephone are genuine. The procedures currently include a recorded verification of the shareholder’s name, account number and other identifying information, followed by the mailing of a statement confirming the transaction, which is sent to the address of record.

Exchanges from the Internet Fund. When Class A shares of the Internet Fund that were issued without the imposition of a sales load in connection with the reorganization of the Amerindo Technology Fund with and into the Munder Internet Fund are exchanged for Class A shares of another Munder Fund, you must pay any applicable sales charge at the time of the exchange unless you otherwise qualify for a waiver of the sales charge.

Expanded Reinstatement Privilege for Money Market Fund Shareholders. The following expanded reinstatement privilege applies to Cash Investment Fund Class A, B and C shares investors and Tax-Free Money Market Fund Class A shares investors who owned shares at any time on or after September 2, 2008. For one year after you redeem your shares voluntarily or by operation of a Fund liquidation, you may invest your redemption proceeds in Class A shares of any Munder Fund at net asset value (without paying a sales charge). This privilege applies to redemptions of Class A shares that were subject to an initial sales charge or Class A, B or C shares that were subject to a contingent deferred sales charge (CDSC) when redeemed. The Class A shares purchased under this privilege must be held in an account registered in the same name as the account from which the shares were redeemed and the amount being reinvested must be at least the required minimum investment amount. You may use this privilege only once with respect to redeemed shares of a Fund. You, your broker or your financial intermediary must notify the Funds at the time of the reinvestment in order to eliminate the sales charge on your investment.

Other Purchase and Redemption Information. Each of the Funds reserves the right to suspend or postpone redemptions during any period when: (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (b) the NYSE is closed other than for customary weekend and holiday closings; (c) the SEC has by order permitted such suspension or postponement for the protection of the shareholders or (d) an emergency, as determined by the SEC, exists making disposal of portfolio securities or valuation of net assets of a Fund not reasonably practicable. Upon the occurrence of any of the foregoing conditions, each of the Funds may also suspend or postpone the recording of the transfer of its shares.

In addition, each of the Funds may compel the redemption of, reject any order for, or refuse to give effect on the Fund’s books to the transfer of, its shares where the relevant investor or investors have not furnished the Fund with valid, certified taxpayer identification numbers and such other tax-related certifications as the Fund may request. Each of the Funds may also redeem shares involuntarily if it otherwise appears appropriate to do so in light of the Fund’s responsibilities under the 1940 Act or in connection with a failure of the appropriate person(s) to furnish certified taxpayer identification numbers and other tax-related certifications.

Brokers or other financial intermediaries may charge their customers a processing or service fee in connection with the purchase or redemption of the Funds’ shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual broker or other financial intermediary. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in each Fund’s Prospectus and this SAI. An investor’s broker or other financial intermediary will provide the investor with specific information about any processing or service fees they will be charged.

NET ASSET VALUE

Money Market Funds. In seeking to maintain a stable net asset value of $1.00 per share with respect to the Money Market Funds, portfolio securities are valued according to the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act. Under this method the market value of an instrument is approximated by amortizing the difference between the acquisition cost and value at maturity of the instrument on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account. The market value of debt securities usually reflects yields generally available on securities of similar quality. When such yields decline, market values can be expected to increase, and when yields increase, market values can be expected to decline.

As indicated, the amortized cost method of valuation may result in the value of a security being higher or lower than its market price, the price a Fund would receive if the security were sold prior to maturity. The Board has established procedures reasonably designed, taking into account current market conditions and the Funds’ investment objectives, for the purpose of maintaining a stable net asset value of $1.00 per share for each Money Market Fund for purposes of sales and redemptions. These procedures include a review by the Board, at such intervals as they deem appropriate, of the extent of any deviation of net asset value per share, based on available market quotations, from the $1.00 amortized cost per share. Should that deviation exceed 1/2 of 1% for a Fund, the Board will promptly consider whether any action should be initiated and, if so, what action. If the Board believes that the extent of any deviation from a Money Market Fund’s $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing investors, it will take such steps as it considers appropriate to eliminate or reduce any such dilution or unfair results to the extent reasonably practicable. Such action may include redeeming shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends, shortening the average portfolio maturity, reducing the number of outstanding shares without monetary consideration, and utilizing a net asset value per share as determined by using available market quotations.

Pursuant to Rule 2a-7 under the 1940 Act, each of the Money Market Funds will maintain a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable net asset value per share, provided that such Funds will not purchase any security with a remaining maturity (within the meaning of Rule 2a-7 under the 1940 Act) greater than 397 days (securities subject to repurchase agreements, variable and floating rate securities, and certain other securities may bear longer maturities), nor maintain a dollar-weighted average portfolio maturity which exceeds 90 days. In addition, the Funds may acquire only U.S. dollar-denominated obligations that present minimal credit risks and that are “First Tier Securities” at the time of investment. First Tier Securities are those that are rated in the highest rating category by at least two NRSROs or by one if it is the only NRSRO rating such obligation or, if unrated, determined to be of comparable quality. A security is deemed to be rated if the issuer has any security outstanding of comparable priority and such security has received a short-term rating by an NRSRO. The Advisor will determine that an obligation presents minimal credit risks or that unrated investments are of comparable quality, in accordance with guidelines established by the Board. There can be no assurance that a constant net asset value will be maintained for each Money Market Fund.

All Funds. Equity securities, except for securities traded in the Nasdaq National Market or the Nasdaq SmallCap Market, are valued at the last sale price. If there are no sales of such securities on the date of valuation but closing bid and asked prices for such day are available, then such securities may be valued, subject to the approval by the Advisor’s Pricing Committee (the “Pricing Committee”), at the mean between the most recently quoted bid and asked prices. Equity securities traded in the Nasdaq National Market or the Nasdaq SmallCap Market are valued at the Nasdaq Official Closing Price (“NOCP”), unless the NOCP is not available, in which case the value will be the Consolidated Closing Price (“CCP”) reported by Nasdaq. The NOCP will be calculated at 4:00:02 p.m. (Eastern Time) on each business day as follows: (i) if the last traded price of a listed security reported by a Nasdaq member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, then the NOCP will be the last bid price (if higher) or the last ask price (if lower). Fixed income securities are valued at evaluated bid prices.

In the event a price for a security is not available through the means described above, the security may be valued using pricing services or broker-dealer quotations. Each of the Funds may employ pricing services selected by the Advisor, and approved by the Board, which may use generally accepted pricing methodologies. This may result in the securities being valued at a price different from the price that would have been determined had the pricing service not been used. If a pricing service cannot provide a valuation for the security, the security may be valued by using quotations from a broker-dealer selected by the Advisor.

Where no last sales price is available for a Depositary Receipt (defined to include an ADR, ADS, GDR, EDR or NYR) on the exchange or market where it is principally traded, the Depositary Receipt will be valued at the closing sales price of its underlying security on the security’s principal foreign exchange, multiplied by the relevant exchange rate and the conversion rate of the Depositary Receipt to one share of its underlying security. If a Depositary Receipt cannot be valued pursuant to the preceding sentence, then the Depositary Receipt will be valued, subject to the approval of the Pricing Committee, at the mean between the most recently quoted bid and asked prices of its underlying security on the valuation date, multiplied by the relevant exchange rate and the conversion rate of the Depositary Receipt to one share of its underlying security. If a Depositary Receipt cannot be valued pursuant to the preceding sentence, then the Depositary Receipt will be valued, subject to the approval of the Pricing Committee, as of the business day prior to the valuation date using the methods described above.

Securities which are principally traded outside of the U.S. are valued at the closing price or last quoted sales price on the security’s principal exchange, except for less actively-traded securities trading on the London Stock Exchange, generally referred to as “Non-SETS.” These securities are valued at the mid-price between the bid and ask prices. Foreign currencies, investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates generally determined as of 4:00 p.m. (Eastern Time). Where no last sales price is available for an equity security on the foreign exchange or market where it is principally traded, such security may be valued at the bid price or the last quoted sales price for local shares of the security.

With respect to the International Equity Fund, the International Fund – Core Equity and the International Small-Mid Cap Fund, the Board has adopted special procedures for valuing securities held by a Fund that are traded principally on an overseas market or exchange (“Foreign Security”). On each day on which the net asset value of the Fund is calculated, if the change in the value of the U.S. equity markets (as represented by the S&P 500® Index or another appropriate benchmark) exceeds a specific threshold, each Foreign Security held by the Fund will be fair valued by using a value determined by an independent pricing agent (based upon changes in the values of certain markets, indices and/or securities) rather than using the last closing price of such Foreign Security on its principal overseas market or exchange. Each of the fair value determinations made by the independent pricing agent is subject to adjustment by the Pricing Committee. The specific threshold for fair valuing Foreign Securities may be revised, from time to time, by the Board as it deems appropriate and necessary. In addition, the Pricing Committee will regularly monitor and review the valuations provided by the pricing agent and will periodically report to the Board on the pricing agent’s performance.

In certain instances, a Fund whose investment objective is to track the performance of an index (i.e., an “Index Fund”) may be unable to obtain a current market value for a security held by the Index Fund by (i) using readily available market quotations, (ii) using pricing services, or (iii) obtaining broker-dealer quotations. In such circumstances, the security may be valued using the last reported market quotation, if using such market quotation will not materially affect the Index Fund’s net asset value.

All cash, receivables and current payables are carried on each Fund’s books at their face value. Other assets, if any, are valued at fair value as determined in good faith under the supervision of the Board.

If reliable current market values are not readily available for a security, such security will be valued at fair value by the Pricing Committee. Current market values may be considered to be not readily available for a security when transactions in the security are infrequent, the validity of quotations appears questionable, there is a thin market, the size of reported trades is not considered representative of a company’s holdings (as in the case of certain debt securities), or trading for a security is restricted or halted. In addition, a foreign security will be valued by the Pricing Committee if an event has occurred after the relevant foreign market has closed, but prior to the calculation of the relevant Fund’s net asset value that is likely to materially affect the value of such security (i.e., a “significant event”). Examples of potentially significant events that could affect the value of an individual security include corporate actions by the issuer, announcements by the issuer relating to its earnings or products, regulatory news, natural disasters and litigation. Examples of potentially significant events that could affect multiple securities held by a Fund include governmental actions, natural disasters, and armed conflicts.

The Pricing Committee, which is made up of the Advisor’s officers and employees as designated from time to time by management of the Advisor, values such securities using pricing procedures that have been approved by the Board in order to determine the security’s fair value. The procedures require the Pricing Committee to meet when a security’s market price is not readily available. In order to guard against any conflict of interest with respect to pricing determinations, members of an affected Fund’s portfolio management team will not serve on the Pricing Committee in a voting capacity with respect to any pricing determination for that Fund. Under the terms of the Sub-Advisory Agreement, World will assist the Advisor in determining the fair value of portfolio securities for the Index Funds. The Pricing Committee provides a forum for considering time-sensitive valuation issues, including those relating to market closures, changes in illiquid security values and other events that may have a potentially material impact on security values. The Pricing Committee will review all the valuation methodologies used by it and will take any actions necessary to ensure that appropriate procedures and internal controls are in place to address valuation issues. Generally, two voting members of the Pricing Committee are required to approve a valuation determination or procedural change. However, due to the unexpected nature of many day-to-day pricing matters and the limited amount of time available to make a pricing determination, a single member of the Pricing Committee may act on behalf of the full Committee when the other members are not readily available to participate in the determination before the applicable deadline. Minutes of all Pricing Committee meetings are reviewed by the Advisor and provided to the Board at its next regularly scheduled Board meeting. The Pricing Committee, in its discretion, may request the Board’s input on any particular issue.

PERFORMANCE INFORMATION

From time to time, quotations of a Fund’s performance may be included in advertisements, sales literature, or reports to shareholders or prospective investors. These performance figures are calculated in the following manner:

Yield of the Money Market Funds. The Money Market Funds’ current and effective yields are computed using standardized methods required by the SEC. The annualized yield is computed by: (a) determining the net change in the value of a hypothetical account having a balance of one share at the beginning of a seven-calendar day period; (b) dividing the net change by the value of the account at the beginning of the period to obtain the base period return; and (c) annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared and all dividends declared on both the original share and any additional shares, but does not include realized gains and losses or unrealized appreciation and depreciation. Compound effective yields are computed by adding 1 to the base period return (calculated as described above), raising the sum to a power equal to 365/7 and subtracting 1.

In addition, a standardized “tax-equivalent yield” may be quoted for the Tax-Free Money Market Fund, which is computed by: (a) dividing the portion of the Fund’s yield (as calculated above) that is exempt from Federal income tax by 1 minus a stated Federal income tax rate; and (b) adding the figure resulting from (a) above to that portion, if any, of the yield that is not exempt from Federal income tax. The fees which may be imposed by institutions on their customers are not reflected in the calculations of yields for the Funds.

Yield may fluctuate daily and does not provide a basis for determining future yields. Because the yield of each Fund will fluctuate, it cannot be compared with yields on savings accounts or other investment alternatives that provide an agreed to or guaranteed fixed yield for a stated period of time. However, yield information may be useful to an investor considering temporary investments in money market instruments. In comparing the yield of one money market fund to another, consideration should be given to each Fund’s investment policies including the types of investments made, lengths of maturities of the portfolio securities, and whether there are any special account charges which may reduce the effective yield.

Performance of the Non-Money Market Funds-Yield. The standard 30-day yield for the Bond Fund and the Tax-Free Bond Fund is calculated in accordance with the method prescribed by the SEC for mutual funds:

YIELD = 2 [( a-b + 1)6 - 1]

    cd

Where:

a =dividends and interest earned by a Fund during the period;

b =expenses accrued for the period (net of reimbursements and waivers);

c =average daily number of shares outstanding during the period entitled to receive dividends;

d =maximum offering price per share on the last day of the period.

For the purpose of determining interest earned on debt obligations purchased by a Fund at a discount or premium (variable “a” in the formula), each Fund computes the yield to maturity of such instrument based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). Such yield is then divided by 360 and the quotient is multiplied by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the portfolio. It is assumed in the above calculation that each month contains 30 days. The maturity of a debt obligation with a call provision is deemed to be the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. For the purpose of computing yield on equity securities held by a Fund, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security for each day that the security is held by the Fund.

Interest earned on tax-exempt obligations that are issued without original issue discount and that have a current market discount is calculated by using the coupon rate of interest instead of the yield to maturity. In the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that exceed the then-remaining portion of the original issue discount (market discount), the yield to maturity is the imputed rate based on the original issue discount calculation. On the other hand, in the case of tax-exempt obligations that are issued with original issue discount but which have the discounts based on current market value that are less than the then-remaining portion of the original issue discount (market premium), the yield to maturity is based on the market value.

With respect to mortgage- or other receivables-backed debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market value of such debt obligations. Expenses accrued for the period (variable “b” in the formula) include all recurring fees charged by a Fund to all shareholder accounts in proportion to the length of the base period and the Fund’s mean (or median) account size. Undeclared earned income will be subtracted from the offering price per share (variable “d” in the formula). A Fund’s maximum offering price per share for purposes of the formula includes the maximum sales charge imposed — currently 5.50% of the per share offering price for Class A Shares of the Equity Funds (with the exception of the Index 500 Fund, currently 2.50% of the per share offering price for Class A) and the Asset Allocation Fund - Balanced and 4.00% of the per share offering price for Class A Shares of the Bond Fund and Tax-Free Bond Fund.

Average Annual Total Returns. “Average annual total return” figures are computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

P(1+T)n=ERV

Where:

P =	a hypothetical initial payment of $1,000.

T =	average annual total return.

n =	number of years.

ERV =	ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of such periods, assuming reinvestment of all dividends and distributions.

Average Annual Total Return After Taxes on Distributions. “Average annual total return after taxes on distributions” figures are computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

P(1+T)n=ATVD

Where:

P =	a hypothetical initial payment of $1,000.

T =	average annual total return (after taxes on distributions).

n =	number of years.

ATVD =	ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of such periods after taxes on fund distributions but not after taxes on redemption.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average Annual Total Return After Taxes on Distributions and Redemptions. “Average annual total return after taxes on distributions and redemptions” figures are computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

P(1+T)n=ATVDR

Where:

P =	a hypothetical initial payment of $1,000.

T =	average annual total return (after taxes on distributions and redemptions).

n =	number of years.

ATVDR =	ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of such periods, after taxes on fund distributions and redemption.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Non-Standardized Performance - Aggregate Total Return. Each Fund that advertises its “aggregate total return” computes such return by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

ERV-1
Aggregate Total Return =	P

The calculations are made assuming that (1) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (2) all recurring fees charged to all shareholder accounts are included, and (3) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable “ERV” in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all non-recurring charges at the end of the measuring period. The Funds’ average annual total return and load adjusted aggregate total return quotations for Class A shares will reflect the deduction of the maximum sales charge charged in connection with the purchase of such shares – currently 5.50% of the per share offering price for Class A shares of the Equity Funds (with the exception of the Index 500 Fund, currently 2.50% of the per share offering price for Class A) and the Asset Allocation Fund - Balanced and 4.00% of the per share offering price for Class A shares of the Bond Fund and Tax-Free Bond Fund; and the Funds’ load adjusted average annual total return and load adjusted aggregate total return quotations for Class B shares will reflect any applicable CDSC; provided that the Funds may also advertise total return data without reflecting any applicable CDSC sales charge imposed on the purchase of Class A shares or Class B shares in accordance with the views of the SEC. Quotations that do not reflect the sales charge will, of course, be higher than quotations which do.

All Funds. The performance of a Fund is not fixed or guaranteed. Performance quotations should not be considered to be representations of performance of a Fund for any period in the future. The performance of any investment is generally a function of portfolio quality and maturity, type of investment and operating expenses.

From time to time, in advertisements or in reports to shareholders, a Fund’s yields or total returns may be quoted and compared to those of other mutual funds with similar investment objectives or compared to stock or other relevant indices. In addition, the tax-equivalent yield (and hypothetical examples illustrating the effect of tax-equivalent yields) of a Fund may be quoted in advertisements or reports to shareholders. Hypothetical examples showing the difference between a taxable and a tax-free investment may also be provided to shareholders.

TAXES

The following summarizes certain additional Federal and state income tax considerations generally affecting the Funds and their shareholders that are not described in the Funds’ Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussion here and in the applicable Prospectus is not intended as a substitute for careful tax planning. This discussion is based upon present provisions of the Internal Revenue Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisers with regard to the Federal tax consequences of the purchase, ownership and disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

General. Each Fund intends to elect and qualify annually to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code. As a regulated investment company, each Fund generally is exempt from Federal income tax on its net investment income and realized capital gains which it distributes to its shareholders, provided that it distributes an amount equal to the sum of (a) at least 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss), if any, for the year and (b) at least 90% of its net tax-exempt interest income, if any, for the year (“Distribution Requirement”) and satisfies certain other requirements of the Internal Revenue Code that are described below. Distributions of investment company taxable income and net tax-exempt interest income made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year will satisfy the Distribution Requirement.

In addition to satisfying the Distribution Requirement, each Fund must derive with respect to a taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, net income from certain publicly traded partnerships, or from other income derived with respect to its business of investing in such stock, securities, or currencies (“Income Requirement”).

In addition to the foregoing requirements, at the close of each quarter of its taxable year, at least 50% of the value of each Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which a Fund has not invested more than 5% of the value of its total assets in securities of such issuer and as to which a Fund does not hold more than 10% of the outstanding voting securities of such issuer) and no more than 25% of the value of each Fund’s total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), or in two or more issuers which such Fund controls and which are engaged in the same or similar trade or business, or in certain publicly traded partnerships.

Distributions of net investment income received by a Fund from investments in debt securities and any net realized short-term capital gains distributed by a Fund will generally be taxable to shareholders as ordinary income (other than interest on tax-exempt municipal obligations held by the Tax-Free Bond Fund and Tax-Free Money Market Fund) regardless of whether the distribution is paid in cash or reinvested in shares and will not be eligible for the dividends-received deduction for corporations.

Each Fund intends to distribute to shareholders any excess of net long-term capital gain over net short-term capital loss (“net capital gain”) for each taxable year. Such gain is designated and distributed as a capital gain dividend and is taxable to shareholders as gain from the sale or exchange of a capital asset held for more than one year, regardless of the length of time a shareholder has held his or her Fund shares and regardless of whether the distribution is paid in cash or reinvested in shares. Each of the Funds expects that capital gain dividends will be taxable to shareholders as long-term gain. Capital gain dividends are not eligible for the dividends-received deduction for corporations. Due to the investment strategies of the Money Market Funds, the Funds will not typically derive net long-term capital gains.

In the case of corporate shareholders, distributions of a Fund for any taxable year generally qualify for the dividends-received deduction to the extent of the gross amount of “qualifying dividends” received by such Fund for the year and if certain holding period and other requirements are met. Generally, a dividend will be treated as a “qualifying dividend” if it has been received from a domestic corporation.

Current law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains from sales and on certain qualifying dividend income. The rate reductions do not apply to corporate taxpayers. Each Fund will be able to separately designate distributions of any qualifying long-term capital gains or qualifying dividends earned by the Fund that would be eligible for the lower maximum rate. A shareholder would also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower rate. Distributions from the Funds investing primarily in bonds and other debt instruments will not generally qualify for the lower rates. Further, because many companies in which Funds invest do not pay significant dividends on their stock, certain Funds may not generally derive significant amounts of qualifying dividend income that would be eligible for the lower rate on qualifying dividends. The rate reductions for long-term capital gains and qualified dividend income are currently scheduled to expire after 2010 in the absence of further Congressional action.

If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In such event, all distributions (whether or not derived from exempt-interest income) would be taxable as ordinary income and would be eligible for the dividends-received deduction in the case of corporate shareholders to the extent of the Fund’s current and accumulated earnings and profits.

Shareholders will be advised annually as to the Federal income tax consequences of distributions made by each of the Funds each year.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, each Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses, as prescribed by the Internal Revenue Code) for the one-year period ending on October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that was not distributed or taxed to the Fund during those years. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Fund in October, November or December with a record date in each such month and a payment date during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are made. To prevent application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement.

Each of the Funds will be required in certain cases to withhold and remit to the United States Treasury at the current rate of 28% of taxable distributions, including gross proceeds realized upon sale or other dispositions paid to any shareholder (i) who has provided either an incorrect tax identification number or no number at all, (ii) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of taxable interest or dividend income properly, or (iii) who has failed to certify that he or she is not subject to backup withholding or that he or she is an “exempt recipient.”

Disposition of Shares. Upon the redemption, sale or exchange of shares of a Fund, a shareholder generally may realize a capital gain or loss depending upon his or her basis in the shares. Assuming the applicable Money Market Fund continuously maintains a net asset value of $1.00 per share of such Fund, a shareholder of such a Fund will not recognize gain or loss upon a sale or exchange of such shares. Any such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands and will be long-term or short-term, generally, depending upon the shareholder’s holding period for the shares. Any loss realized on a redemption, sale or exchange will be disallowed to the extent the shares disposed of are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares and treated as long-term capital gains. Furthermore, a loss realized by a shareholder on the redemption, sale or exchange of shares of a Fund with respect to which exempt-interest dividends have been paid will, to the extent of such exempt-interest dividends, be disallowed if such shares have been held by the shareholder for six months or less.

In some cases, shareholders will not be permitted to take sales charges into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where (1) the shareholder incurs a sales charge in acquiring the shares of a Fund, (2) the shares are disposed of before the 91st day after the date on which they were acquired, and (3) the shareholder subsequently acquires the shares of the same or another fund and the otherwise applicable sales charge is reduced under a “reinvestment right” received upon the initial purchase of regulated investment company shares. The term “reinvestment right” means any right to acquire shares of one or more funds without the payment of a sales charge or with the payment of a reduced sales charge. Sales charges affected by this rule are treated as if they were incurred with respect to the shares acquired under the reinvestment right. This provision may be applied to successive acquisitions of Fund shares.

Although each Fund expects to qualify as a “regulated investment company” and to be relieved of all or substantially all Federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, each Fund may be subject to the tax laws of such states or localities.

Tax-Free Bond Fund and Tax-Free Money Market Fund. The Tax-Free Bond Fund, and Tax-Free Money Market Fund are designed to provide investors with current tax-exempt interest income. Shares of the Funds would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Internal Revenue Code, H.R. 10 plans and individual retirement accounts since such plans and accounts are generally tax-exempt and, therefore, not only would it not gain any additional benefit from the Funds’ dividends being tax-exempt but also such dividends would be taxable when distributed to the beneficiary. In addition, the Funds may not be an appropriate investment for entities which are “substantial users” of facilities financed by private activity bonds or “related persons” thereof. “Substantial user” is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his trade or business and (a) whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, (b) who occupies more than 5% of the entire usable area of such facilities, or (c) for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. “Related persons” generally include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.

In order for the Funds to pay exempt-interest dividends with respect to any taxable year, at the close of each quarter of each Fund’s taxable year at least 50% of the value of the Fund’s assets must consist of tax-exempt municipal obligations. Exempt-interest dividends distributed to shareholders are not included in the shareholder’s gross income for regular Federal income tax purposes. However, all shareholders required to file a Federal income tax return are required to report the receipt of exempt-interest dividends and other tax-exempt interest on their returns. Moreover, while such dividends and interest are exempt from regular Federal income tax, they may be subject to alternative minimum tax in two circumstances. First, exempt-interest dividends derived from certain “private activity” bonds issued after August 7, 1986 will generally constitute an item of tax preference for both corporate and non-corporate taxpayers. Second, exempt-interest dividends derived from all bonds, regardless of the date of issue, must be taken into account by corporate taxpayers in determining the amount of certain adjustments for alternative minimum tax purposes. Receipt of exempt-interest dividends may result in collateral Federal income tax consequences to certain other taxpayers, including financial institutions, property and casualty insurance companies, individual recipients of Social Security or Railroad Retirement benefits, and foreign corporations engaged in a trade or business in the United States. Prospective investors should consult their own tax advisers as to such consequences.

The percentage of total dividends paid by the Fund with respect to any taxable year which qualifies as Federal exempt-interest dividends will be the same for all shareholders receiving dividends during such year. If a shareholder receives an exempt-interest dividend with respect to any share and such share is held for six months or less, any loss on the sale or exchange of such share will be disallowed to the extent of the amount of such dividends.

Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Funds generally is not deductible for Federal income tax purposes if the Funds distribute exempt-interest dividends during the shareholder’s taxable year.

Investors may be subject to state and local taxes on income derived from an investment in a Fund. In certain states, income derived from a Fund which is attributable to interest on obligations of that state or any municipality or political subdivision thereof may be exempt from taxation.

Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund. Persons who may be “substantial users” (or “related persons” of substantial users) of facilities financed by industrial development bonds should consult their tax advisers before investing in a Fund.

International Equity Fund, International Fund — Core Equity and International Small-Mid Cap Fund. Income received by the International Equity Fund, International Fund — Core Equity and the International Small-Mid Cap Fund (or any other Fund that invests in foreign securities) from sources within foreign countries may be subject to withholding and other foreign taxes. The payment of such taxes will reduce the amount of dividends and distributions paid to the Funds’ shareholders. So long as a Fund qualifies as a regulated investment company, certain distribution requirements are satisfied, and more than 50% of the value of the Fund’s assets at the close of the taxable year consists of securities of foreign corporations, the Fund may elect, subject to limitation, to pass through its foreign tax credits to its shareholders. The Fund may qualify for and make this election in some, but not necessarily all, of its taxable years. If a Fund were to make an election, an amount equal to the foreign income taxes paid by the Fund would be included in the income of its shareholders and the shareholders would generally be entitled to credit their portions of this amount against their U.S. tax due, if any, or to deduct such portions from their U.S. taxable income, if any. Shortly after any year for which it makes such an election, a Fund will report to its shareholders, in writing, the amount per share of such foreign tax that must be included in each shareholder’s gross income and the amount which will be available for deduction or credit. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Foreign taxes may also not be deducted by individuals for purposes of computing any alternative minimum tax.

Shareholders who choose to utilize a credit (rather than a deduction) for foreign taxes will be subject to certain other limitations, including the restriction that the credit may not exceed the shareholder’s United States tax (determined without regard to the availability of the credit) attributable to his or her total foreign source taxable income. For this purpose, the portion of dividends and distributions paid by the Fund from its foreign source income will be treated as foreign source income. The Fund’s gains and losses from the sale of securities will generally be treated as derived from United States sources and certain foreign currency gains and losses likewise will be treated as derived from United States sources. The limitation on the foreign tax credit is applied separately to foreign source “passive income”, such as the portion of dividends received from the Fund which qualifies as foreign source income. In addition, both the Fund and a shareholder must satisfy minimum holding period requirements with respect to foreign taxes on dividends. Because of these limitations, shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income taxes paid by the Fund.

Taxation of Certain Financial Instruments. Special rules govern the Federal income tax treatment of financial instruments that may be held by some of the Funds. These rules may have a particular impact on the amount of income or gain that the Funds must distribute to their respective shareholders to comply with the Distribution Requirement, on the income or gain qualifying under the Income Requirement, all described above.

Original Issue Discount. The Funds may purchase debt securities with original issue discount. Original issue discount represents the difference between the original price of the debt instrument and the stated redemption price at maturity. Original issue discount is required to be accreted on a daily basis and is considered interest income for tax purposes and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies.

Market Discount. The Funds may purchase debt securities at a discount in excess of the original issue discount to the stated redemption price maturity (for debt securities without original issue discount), and this discount is called market discount. If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by a Fund in each taxable year in which such Fund owns an interest in such debt security and receives a principal payment on it. In particular, a Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been included in income. In general the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period.

Hedging Transactions. The taxation of equity options and over-the-counter options on debt securities is governed by Internal Revenue Code Section 1234. Pursuant to Internal Revenue Code Section 1234, the premium received by a Fund for selling a put or call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by a Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term depending upon the holding period of the security. With respect to a put or call option that is purchased by a Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is long-term or short-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

Any regulated futures and foreign currency contracts and certain options (namely, nonequity options and dealer equity options) in which a Fund may invest may be “Section 1256 contracts.” Gains or losses on Section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses arising from certain Section 1256 contracts may be treated as ordinary income or loss. Also, Section 1256 contracts held by a Fund at the end of each taxable year (and, generally, for purposes of the 4% excise tax, on October 31 of each year) are “marked to market” (that is, treated as sold at fair market value), with the result that unrealized gains or losses are treated as though they were realized.

Generally, hedging transactions, if any, undertaken by a Fund may result in “straddles” for U.S. Federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Funds of engaging in hedging transactions are not entirely clear. Hedging transactions may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders.

Each of the Funds may make one or more of the elections available under the Internal Revenue Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, and may defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be more than or less than the distributions of a fund that did not engage in such hedging transactions.

Under current tax law, certain hedging activities may cause a dividend that would otherwise be subject to the lower tax rate applicable to a “qualifying dividend,” to instead be taxed at the rate of tax applicable to ordinary income.

The diversification requirements applicable to a Fund’s assets may limit the extent to which the Fund will be able to engage in transactions in options, futures or forward contracts.

Constructive Sales. IRS rules may affect the timing and character of gain if a Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If a Fund enters into certain transactions in property while holding substantially identical property, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund’s holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund’s holding period and the application of various loss deferral provisions of the Internal Revenue Code.

Currency Fluctuations - “Section 988” Gains or Losses. Under the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues receivables or liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain options, futures, and forward contracts, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Internal Revenue Code as “Section 988” gains or losses, may increase or decrease the amount of a Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.

Passive Foreign Investment Companies. Certain Funds may invest in shares of foreign corporations that may be classified under the Internal Revenue Code as passive foreign investment companies (“PFICs”). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute passive assets, or 75% or more of its gross income is passive income. If a Fund receives a so-called “excess distribution” with respect to PFIC shares, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. Each Fund will itself be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

Each of the Funds may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions were received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election would involve marking to market the Fund’s PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of Fund shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years.

Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject each Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock. Note that distributions from a PFIC are not eligible for the reduced rate of tax on “qualifying dividends.”

State, Local and Foreign Taxes. Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions. In many states, Fund distributions which are derived from interest on certain U.S. government obligations are exempt from taxation.

Foreign Shareholders. The tax consequences to a foreign shareholder of an investment in a Fund may be different from those described herein. The foregoing discussion relates only to U.S. Federal income tax law and certain state taxes as applicable to U.S. persons (i.e., U.S. citizens and residents and domestic corporations, partnerships, trusts and estates). Shareholders who are not U.S. persons should consult their tax advisers regarding U.S. and foreign tax consequences of ownership of shares of a Fund, including the likelihood that distributions to them would be subject to withholding of U.S. Federal income tax at a rate of 30% (or at a lower rate under a tax treaty) and the possibility they may be subject to U.S. estate tax. Note that the 15% rate of tax applicable to certain dividends (discussed above) does not apply to dividends paid to foreign shareholders.

Other Taxation. Distributions by a Fund and dispositions of Fund shares also may be subject to other state and local taxes, and their treatment under state and local income tax laws may differ from the U.S. Federal income tax treatment.

Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

Shareholders should consult their tax advisers with respect to the particular tax consequences to them of an investment in a Fund and particular questions of U.S. Federal, state and local taxation.

ADDITIONAL INFORMATION CONCERNING SHARES

MST is a Delaware statutory trust. MST II is a Massachusetts business trust. Under each of MST and MST II’s Declaration of Trust, the beneficial interest in MST or MST II may be divided into an unlimited number of full and fractional transferable shares. MST’s and MST II’s Declarations of Trust authorize the Board to classify or reclassify any authorized but unissued shares of MST and MST II into one or more additional portfolios (or classes of shares within a portfolio) by setting or changing, in any one or more respects, their respective designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption.

Pursuant to such authority, MST’s Board has authorized the issuance of an unlimited number of shares of beneficial interest in MST, representing interests in the Asset Allocation Fund - Balanced, Bond Fund, Cash Investment Fund, Energy Fund, Index 500 Fund, International Equity Fund, International Fund — Core Equity, International Small-Mid Cap Fund, Internet Fund, Large-Cap Growth Fund, Large-Cap Value Fund, Micro-Cap Equity Fund, Mid-Cap Core Growth Fund, Mid-Cap Value Fund, Multi-Cap Growth Fund, S&P® MidCap Index Equity Fund, S&P® SmallCap Index Equity Fund, Small-Cap Value Fund, Small-Mid Cap Fund, Small-Mid Cap 130/30 Fund, Tax-Free Money Market Fund, Tax-Free Short & Intermediate Bond Fund and Technology Fund. Pursuant to such authority, MST II’s Board has authorized the issuance of an unlimited number of shares of beneficial interest in

MST II representing interests in the Healthcare Fund. The shares of each Fund are offered in classes, as set forth below.

Fund	Classes
Asset Allocation Fund – Balanced	A, B, C, K, R and Y
Bond Fund	A, B, C, K and Y
Cash Investment Fund	A, B, C, K and Y
Energy Fund	A, B, C, K and Y
Healthcare Fund	A, B, C, K, R and Y
Index 500 Fund	A, B, K, R and Y
International Equity Fund	A, B, C, K and Y
International Fund – Core Equity	A, C, K, R, Y and I
International Small-Mid Cap Fund	A, C, K, R, Y and I
Internet Fund	A, B, C, K, R and Y
Large-Cap Growth Fund	A, B, C, K, R and Y
Large-Cap Value Fund	A, B, C, K, R and Y
Micro-Cap Equity Fund	A, B, C, K, R and Y
Mid-Cap Core Growth Fund	A, B, C, K, R and Y
Mid-Cap Value Fund	A, C, K, R and Y
Multi-Cap Growth Fund	A, C, K, R, Y and I
S&P MidCap Index Equity Fund	K and Y
S&P SmallCap Index Equity Fund	K and Y
Small-Cap Value Fund	A, B, C, K, R and Y
Small-Mid Cap Fund	A, B, C, K, R and Y
Small-Mid Cap 130/30 Fund	A, C, K, R, Y and I
Tax-Free Money Market Fund	A, K and Y
Tax-Free Short & Intermediate Bond Fund	A, B, C, K and Y
Technology Fund	A, B, C and Y

The Board has adopted a plan pursuant to Rule 18f-3 under the 1940 Act (“Multi-Class Plan”) on behalf of each Fund. The Multi-Class Plan provides that each class of shares of any Fund is identical, except for one or more expense variables, certain related rights, exchange and conversion privileges, class designation and sales charges assessed due to differing distribution methods.

In the event of a liquidation or dissolution of MST or MST II or an individual Fund, shareholders of a particular Fund would be entitled to receive the assets available for distribution belonging to such Fund, and a proportionate distribution, based upon the relative net asset values of the Fund and MST’s and MST II’s other Funds, of any general assets not belonging to any particular Fund which are available for distribution. Upon liquidation, shareholders of a Fund are entitled to participate in the net distributable assets of the particular Fund involved based on the number of shares of the Fund that are held by each shareholder.

Holders of all outstanding shares of a particular Fund will vote together in the aggregate and not by class on all matters, except that only Class A shares of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to the Distribution and Service Plan as it relates to a Fund’s Class A shares, only Class B shares of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to the Distribution and Service Plan as it relates to a Fund’s Class B shares, only Class C shares of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to the Distribution and Service Plan as it relates to a Fund’s Class C shares, only Class K shares of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to the Distribution and Service Plan as it relates to a Fund’s Class K shares and only Class R shares of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to the Distribution and Service Plan as it relates to a Fund’s Class R shares. Further, shareholders of all of the Funds, as well as those of any other investment portfolio now or hereafter offered by MST or MST II, will vote together in the aggregate and not separately on a Fund-by-Fund basis, except as otherwise required by law or when permitted by the Board. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as MST or MST II, shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund affected by the matter. A Fund is affected by a matter unless (i) it is clear that the interests of each Fund in the matter are substantially identical to the other Funds or (ii) that the matter does not affect any interest of the Fund. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of such Fund. However, the Rule also provides that the ratification of the appointment of independent auditors, the approval of principal underwriting contracts and the election of trustees may be effectively acted upon by shareholders of MST or MST II voting together in the aggregate without regard to a particular Fund.

Shares of MST and MST II have non-cumulative voting rights and, accordingly, the holders of more than 50% of MST’s and MST II’s outstanding shares (irrespective of class) may elect all of its trustees or directors, as applicable. Shares of the Funds have no subscription or preemptive rights and only such conversion and exchange rights as the Board may grant in its discretion. When issued for payment as described in the applicable Prospectus and SAI, shares will be fully paid and non-assessable by each of MST and MST II.

Shareholder meetings to elect Trustees will not be held unless and until such time as required by law. At that time, the Trustees then in office will call a shareholders’ meeting to elect Trustees. Except as set forth above, the Trustees will continue to hold office and may appoint successor Trustees. Meetings of the shareholders of MST or MST II shall be called by the Trustees upon the written request of shareholders owning at least 10% of the outstanding shares entitled to vote.

MST’s and MST II’s Declarations of Trust, as amended, each authorizes the Board, without shareholder approval (unless otherwise required by applicable law), to: (i) sell and convey the assets belonging to a series or a class of shares to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of such series or class to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (ii) sell and convert the assets belonging to one or more series or classes of shares into money and, in connection therewith, to cause all outstanding shares of such series or class to be redeemed at their net asset value; or (iii) combine the assets belonging to a series or class of shares with the assets belonging to one or more other series or classes of shares if the Board reasonably determines that such combination will not have a material adverse effect on the shareholders of any series or class participating in such combination and, in connection therewith, to cause all outstanding shares of any such series or class to be redeemed or converted into shares of another series or class of shares at their net asset value. However, the exercise of such authority may be subject to certain restrictions under the 1940 Act. MST’s and MST II’s Boards may authorize the termination of any series or class of shares after the assets belonging to such series or class have been distributed to its shareholders.

Notwithstanding any provision of law requiring a greater vote of MST’s shares (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law (for example, by Rule 18f-2) or by MST’s Declaration of Trust, MST may take or authorize such action upon the favorable vote of the holders of more than 50% of the outstanding shares of beneficial interest of the

Funds and MST’s other funds, if any (voting together without regard to class). In any vote submitted to shareholders of the Funds, each whole share held by a shareholder will be entitled to one vote for each share as to any matter on which it is entitled to vote, and each fractional share shall be entitled to a proportionate fractional vote.

OTHER INFORMATION

Legal Counsel. The law firm of Dechert LLP, 1775 I Street, N.W., Washington, DC 20006, has passed upon certain legal matters in connection with the shares offered by the Funds and serves as counsel to the Funds. The law firm of Morgan, Lewis & Bockius LLP, 1111 Pennsylvania Avenue, NW, Washington, DC 20004, serves as counsel to the Non-Interested Trustees.

Independent Registered Public Accounting Firm. Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, serves as the independent registered public accounting firm of the Funds.

Control Persons and Principal Holders of Securities. As of October 1, 2008, the following person(s) owned of record or were known by the Funds to own beneficially 5% or more of any class of the Funds.

Fund	Name And Address	Percentage Of Class Outstanding
Asset Allocation Fund - Balanced-Class A	MLPF&S FBO The Sole Benefit Of Its Customers Attn Fund Administration (97xxx) 4800 Deer Lake Dr E 2nd Fl Jacksonville FL 32246-6484	22.45%

Asset Allocation Fund - Balanced-Class B	MLPF&S FBO The Sole Benefit Of Its Customers Attn Fund Administration (97xxx) 4800 Deer Lake Dr E 2nd Fl Jacksonville FL 32246-6484	17.53%

Asset Allocation Fund - Balanced-Class B	Citigroup Global Markets Inc Attn Peter Booth 333 W 34th St 7th Fl New York NY 10001-2483	11.00%

Asset Allocation Fund - Balanced-Class C	MLPF&S FBO The Sole Benefit Of Its Customers Attn Fund Administration (97xxx) 4800 Deer Lake Dr E 2nd Fl Jacksonville FL 32246-6484	36.70%

Asset Allocation Fund - Balanced-Class C	Citigroup Global Markets Inc Attn Peter Booth 333 W 34th St 7th Fl New York NY 10001-2483	7.70%

Asset Allocation Fund - Balanced-Class K	Patterson & Co FBO Comerica For Various Retirement Plans NC-1076 1525 West Wt Harris Blvd Charlotte NC 28288-1076	100.00%

Fund	Name And Address	Percentage Of Class Outstanding
Asset Allocation Fund - Balanced-Class R	Munder Capital Mgmt Attn Kim Winek 480 Pierce St Birmingham MI 48009	99.96%

Asset Allocation Fund - Balanced-Class Y	The Northern Trust Co Ttee FBO Henry Ford Health Systems Saving Plan-Dv U/A Dtd 03/04/02 Po Box 92994 Chicago IL 60675-2994	39.14%

Asset Allocation Fund - Balanced-Class Y	Charter Township Of Clinton Public Employee Health Care Fund 40700 Romeo Plank Clinton Township MI 48038	15.41%

Asset Allocation Fund - Balanced-Class Y	Dingle & Co C/O Comerica Bank Attn: Mutual Fund Unit / Mc3446 P.O. Box 75000 / Mc3446 Detroit, MI 48275	10.49%

Asset Allocation Fund - Balanced-Class Y	Patterson & Co FBO Comerica For Various Retirement Plans Nc-1076 1525 West Wt Harris Blvd Charlotte NC 28288-1076	10.47%

Asset Allocation Fund - Balanced-Class Y	Patsy K Cantrell Ttee City Of Farmington Retiree Health Care Fund 23600 Liberty St Farmington MI 48335-3572	7.35%

Bond Fund-Class A	MLPF&S FBO The Sole Benefit Of Its Customers Attn Fund Administration (97xxx) 4800 Deer Lake Dr E 2nd Fl Jacksonville FL 32246-6484	14.98%

Bond Fund-Class A	Rbc Capital Markets Corp FBO Peter J Mazzuchelli Ttee Kolene Corporation Pension Pln U/A Dtd 12/31/1964 FBO Plan Paricipants Pool A/C 12890 Westwood Avenue	5.44%

Bond Fund-Class B	MLPF&S FBO The Sole Benefit Of Its Customers Attn Fund Administration (97xxx) 4800 Deer Lake Dr E 2nd Fl Jacksonville FL 32246-6484	23.38%

Fund	Name And Address	Percentage Of Class Outstanding
Bond Fund-Class C	MLPF&S FBO The Sole Benefit Of Its Customers Attn Fund Administration (97xxx) 4800 Deer Lake Dr E 2nd Fl Jacksonville FL 32246-6484	39.79%

Bond Fund-Class C	Citigroup Global Markets Inc Attn Peter Booth 333 W 34th St 7th Fl New York NY 10001-2483	8.27%

Bond Fund-Class K	Calhoun & Co C/O Comerica Bank Attn Mutual Funds Unit Mc 3446 Po Box 75000 Detroit MI 48275-3446	91.04%

Bond Fund-Class Y	Dingle & Co C/O Comerica Bank Attn: Mutual Fund Unit / Mc3446 P.O. Box 75000 / Mc3446 Detroit, MI 48275	57.80%

Bond Fund-Class Y	Calhoun & Co C/O Comerica Bank Attn Mutual Funds Unit Mc 3446 Po Box 75000 Detroit MI 48275-3446	32.32%

Cash Investment Fund-Class A	National Financial Services Corp For The Exclusive Benefit Of Our Customers Attn: Mutual Funds 5th Fl P O Box 3908 Church Street Station New York NY 10008-3908	89.52%

Cash Investment Fund-Class C	Citigroup Global Markets Inc Attn Peter Booth 333 W 34th St 7th Fl New York NY 10001-2483	17.42%

Cash Investment Fund-Class K	Calhoun & Co C/O Comerica Bank Detroit Attn Vicky Froehlich P O Box 75000 Detroit MI 48275-3455	96.58%

Cash Investment Fund-Class Y	Patterson & Co FBO Comerica For Various Retirement Plans Nc-1076 1525 West Wt Harris Blvd Charlotte NC 28288-1076	67.37%

Fund	Name And Address	Percentage Of Class Outstanding
Cash Investment Fund-Class Y	Calhoun & Co C/O Comerica Bank Detroit Attn Vicky Froehlich P O Box 75000 Detroit MI 48275-3455	22.11%

Cash Investment Fund-Class Y	Mg Trust Company Cust. FBO Munder Capital Management 401k Plan 700 17th Street Suite 300 Denver CO 80202	6.10%

Energy Fund Class A	MLPF&S FBO The Sole Benefit Of Its Customers Attn Fund Administration (97xxx) 4800 Deer Lake Dr E 2nd Fl Jacksonville FL 32246-6484	12.60%

Energy Fund Class B	MLPF&S FBO The Sole Benefit Of Its Customers Attn Fund Administration (97xxx) 4800 Deer Lake Dr E 2nd Fl Jacksonville FL 32246-6484	26.28%

Energy Fund Class C	MLPF&S FBO The Sole Benefit Of Its Customers Attn Fund Administration (97xxx) 4800 Deer Lake Dr E 2nd Fl Jacksonville FL 32246-6484	24.41%

Energy Fund Class K	Munder Capital Mgmt Attn Kim Winek 480 Pierce St Birmingham MI 48009	99.81%

Energy Fund Class Y	Mg Trust Company Cust. FBO Munder Capital Management 401k Plan 700 17th Street Suite 300 Denver CO 80202	85.44%

Energy Fund Class Y	Robert L Larsen 40 Governor Dr Basking Ridge NJ 07920-0000	5.11%

Healthcare Fund-Class A	MLPF&S FBO The Sole Benefit Of Its Customers Attn Fund Administration (97xxx) 4800 Deer Lake Dr E 2nd Fl Jacksonville FL 32246-6484	20.99%

Healthcare Fund-Class B	MLPF&S FBO The Sole Benefit Of Its Customers Attn Fund Administration (97xxx) 4800 Deer Lake Dr E 2nd Fl Jacksonville FL 32246-6484	15.92%

Fund	Name And Address	Percentage Of Class Outstanding
Healthcare Fund-Class C	MLPF&S FBO The Sole Benefit Of Its Customers Attn Fund Administration (97xxx) 4800 Deer Lake Dr E 2nd Fl Jacksonville FL 32246-6484	32.84%

Healthcare Fund-Class K	Brown Brothers Harriman & Co. As Custodian For 525 Washington Blvd. Jersey City, NJ 07310	61.32%

Healthcare Fund-Class K	Dingle & Co C/O Comerica Bank Attn: Mutual Fund Unit / Mc3446 P.O. Box 75000 / Mc3446 Detroit, MI 48275	34.29%

Healthcare Fund-Class R	MLPF&S FBO The Sole Benefit Of Its Customers Attn Fund Administration (97xxx) 4800 Deer Lake Dr E 2nd Fl Jacksonville FL 32246-6484	45.46%

Healthcare Fund-Class R	Counsel Trust FBO Tex-Link Communications Inc 401k 1251 Waterfront Pl Pittsburgh PA 15222-4235	29.04%

Healthcare Fund-Class R	Munder Capital Mgmt Attn Kim Winek 480 Pierce St Birmingham MI 48009	21.80%

Healthcare Fund-Class Y	Dingle & Co C/O Comerica Bank Attn: Mutual Fund Unit / Mc3446 P.O. Box 75000 / Mc3446 Detroit, MI 48275	53.12%

Healthcare Fund-Class Y	Mg Trust Company Cust. FBO Munder Capital Management 401k Plan 700 17th Street Suite 300 Denver CO 80202	26.05%

Healthcare Fund-Class Y	James C Robinson Mary M Robinson Jt Wros 340 Lakeland Grosse Pointe MI 48230	5.97%

Healthcare Fund-Class Y	Fifth Third Bank Ttee FBO Ver Plank Dock Co Ps 32 Po Box 630074 Cincinnati OH 45263	5.90%

Fund	Name And Address	Percentage Of Class Outstanding
Index 500 Fund-Class A	MLPF&S FBO The Sole Benefit Of Its Customers Attn Fund Administration (97xxx) 4800 Deer Lake Dr E 2nd Fl Jacksonville FL 32246-6484	17.58%

Index 500 Fund-Class A	Citigroup Global Markets Inc Attn Peter Booth 333 W 34th St 7th Fl New York NY 10001-2483	7.73%

Index 500 Fund-Class B	MLPF&S FBO The Sole Benefit Of Its Customers Attn Fund Administration (97xxx) 4800 Deer Lake Dr E 2nd Fl Jacksonville FL 32246-6484	21.03%

Index 500 Fund-Class B	Citigroup Global Markets Inc Attn Peter Booth 333 W 34th St 7th Fl New York NY 10001-2483	15.98%

Index 500 Fund-Class K	Patterson & Co FBO Comerica For Various Retirement Plans NC-1076 1525 West Wt Harris Blvd Charlotte NC 28288-1076	76.84%

Index 500 Fund-Class K	Calhoun & Co C/O Comerica Bank Attn Mutual Funds Unit Mc 3446 Po Box 75000 Detroit MI 48275-3446	23.04%

Index 500 Fund-Class R	Reliance Trust Company FBO Kunzler & Company, Inc. 401 K Plan Po Box 45829 Atlanta, GA 30362	22.92%

Index 500 Fund-Class R	Wilmington Trust Comp Ttee FBO Ornl Federal Credit Union Defined Benefit Pl & Trust C/O Mutual Funds P O Box 8880 Wilmington, DE 19899-8880	12.76%

Index 500 Fund-Class R	Orchard Trust Co LLC Custodian FBO Oppenheimer Funds Record Keeper Pro C/O FascoreLLC 8515 E Orchard Rd 2t2 Greenwood Village CO 80111-6298	7.32%

Index 500 Fund-Class R	Gpc Securities Inc Agent For Reliance Trust Company FBO Roberts Tool Company Inc 401k Po Box 79377 Atlanta GA 30357	5.65%

Fund	Name And Address	Percentage Of Class Outstanding
Index 500 Fund-Class Y	Dingle & Co C/O Comerica Bank Attn: Mutual Fund Unit / Mc3446 P.O. Box 75000 / Mc3446 Detroit, MI 48275	45.99%

Index 500 Fund-Class Y	Patterson & Co FBO Comerica For Various Retirement Plans Nc-1076 1525 West Wt Harris Blvd Charlotte NC 28288-1076	23.23%

Index 500 Fund-Class Y	Calhoun & Co C/O Comerica Bank Attn Mutual Funds Unit Mc 3446 Po Box 75000 Detroit MI 48275-3446	13.11%

Index 500 Fund-Class Y	Mg Trust Company Cust. FBO Munder Capital Management 401k Plan 700 17th Street Suite 300 Denver CO 80202	6.74%

International Equity Fund-Class A	MLPF&S FBO The Sole Benefit Of Its Customers Attn Fund Administration (97xxx) 4800 Deer Lake Dr E 2nd Fl Jacksonville FL 32246-6484	44.14%

International Equity Fund-Class A	Wilmington Trust Comp Ttee FBO Mercy Hosp & Med Center 401k Pl C/O Mutual Funds P O Box 8880 Wilmington DE 19899-8880	5.95%

International Equity Fund-Class B	MLPF&S FBO The Sole Benefit Of Its Customers Attn Fund Administration (97xxx) 4800 Deer Lake Dr E 2nd Fl Jacksonville FL 32246-6484	25.43%

International Equity Fund-Class C	MLPF&S FBO The Sole Benefit Of Its Customers Attn Fund Administration (97xxx) 4800 Deer Lake Dr E 2nd Fl Jacksonville FL 32246-6484	41.76%

International Equity Fund-Class C	Citigroup Global Markets Inc Attn Peter Booth 333 W 34th St 7th Fl New York NY 10001-2483	18.24%

Fund	Name And Address	Percentage Of Class Outstanding
International Equity Fund-Class K	Calhoun & Co C/O Comerica Bank Attn Mutual Funds Unit MC 3446 Po Box 75000 Detroit MI 48275-3446	93.79%

International Equity Fund-Class Y	Dingle & Co C/O Comerica Bank Attn: Mutual Fund Unit / MC3446 P.O. Box 75000 / MC3446 Detroit, MI 48275	88.96%

International Fund - Core Equity-Class A	Ubs Financial Services Inc. FBO Daniel Chestler Cd 2 5 Justin Road Harrison NY 10528-1209	15.50%

International Fund - Core Equity-Class A	Ubs Financial Services Inc. FBO O.D.D Investments L.P. Attn: Daniel Silna 125 Patterson Plank Road Carlstadt NJ 07072-2015	12.85%

International Fund - Core Equity-Class A	MLPF&S FBO The Sole Benefit Of Its Customers Attn Fund Administration (97xxx) 4800 Deer Lake Dr E 2nd Fl Jacksonville FL 32246-6484	12.54%

International Fund - Core Equity-Class A	Ubs Financial Services Inc. FBO Silna Family Intervivos Trust Ozzie Silna Ttee U/A Dtd 12/03/1998 23301 Palm Canyon Ln Malibu CA 90265-4956	12.13%

International Fund - Core Equity-Class A	First Clearing, LLC Christopher J Matthews 4001 Nebraska Avenue Nw Washington DC 20016-2733	8.09%

International Fund - Core Equity-Class A	Ubs Financial Services Inc. FBO Steven Chestler Cd 1 C/O Cathy Daniels 1411 Broadway New York NY 10018-3496	7.96%

International Fund - Core Equity-Class A	Ubs Financial Services Inc. FBO Aaron Daniels C/O Fayerweather Capital Partn 595 Madison Ave Suite 2104 New York NY 10022-1661	6.67%

Fund	Name And Address	Percentage Of Class Outstanding
International Fund - Core Equity-Class C	MLPF&S FBO The Sole Benefit Of Its Customers Attn Fund Administration (97xxx) 4800 Deer Lake Dr E 2nd Fl Jacksonville FL 32246-6484	87.77%

International Fund - Core Equity-Class C	Munder Capital Mgmt Attn Kim Winek 480 Pierce St Birmingham MI 48009	6.67%

International Fund - Core Equity-Class I	Factory Mutual Insurance Company 225 Wyman St Waltham MA 02454	67.01%

International Fund - Core Equity-Class I	Factory Mutual Pension Plan Equities 225 Wyman St Waltham MA 02454	8.54%

International Fund - Core Equity-Class K	Munder Capital Mgmt Attn Kim Winek 480 Pierce St Birmingham MI 48009	100.00%

International Fund - Core Equity-Class R	Munder Capital Mgmt Attn Kim Winek 480 Pierce St Birmingham MI 48009	100.00%

International Fund - Core Equity-Class Y	City Maitland Municipal Police & Firefighter Pension Trust 1776 Independence Ln Maitland FL 32751-5639	40.82%

International Fund - Core Equity-Class Y	Sai Management LLC Long Term Attn Mario Tamasi Raritan Plaza I Raritan Center Edison NJ 08837-3626	21.82%

International Fund - Core Equity-Class Y	Sei Private Trust Company C/O State Street Bank Attn: Mutual Fund Admin One Freedom Valley Drive Oaks PA 19456	13.72%

International Fund - Core Equity-Class Y	Fifth Third Bank Ttee FBO Ver Plank Dock Co Ps 32 Po Box 630074 Cincinnati OH 45263	7.06%

International Fund - Core Equity-Class Y	Mg Trust Company Cust. FBO Munder Capital Management 401k Plan 700 17th Street Suite 300 Denver CO 80202	5.51%

Fund	Name And Address	Percentage Of Class Outstanding
International Small-Mid Cap Fund-Class A	MLPF&S FBO The Sole Benefit Of Its Customers Attn Fund Administration (97xxx) 4800 Deer Lake Dr E 2nd Fl Jacksonville FL 32246-6484	35.58%

International Small-Mid Cap Fund-Class A	Pershing LLC P. O. Box 2052 Jersey City, NJ 07303-9998	7.74%

International Small-Mid Cap Fund-Class C	NFS LLC Febo Myra M Friedman Ttee Myra M Friedman Revcable Trust U/A 8/5/94 2816 Silverleaf Lane Naples FL 34105	5.95%

International Small-Mid Cap Fund-Class C	NFS LLC Febo Nfs/Fmtc IRA FBO Nasser Emami 400 Olive Drive Wintersville OH 43953	5.08%

International Small-Mid Cap Fund-Class I	Factory Mutual Insurance Company 225 Wyman St Waltham MA 02454	72.06%

International Small-Mid Cap Fund-Class I	Factory Mutual Pension Plan Equities 225 Wyman St Waltham MA 02454	12.45%

International Small-Mid Cap Fund-Class K	Munder Capital Mgmt Attn Kim Winek 480 Pierce St Birmingham MI 48009	100.00%

International Small-Mid Cap Fund-Class R	Munder Capital Mgmt Attn Kim Winek 480 Pierce St Birmingham MI 48009	100.00%

International Small-Mid Cap Fund-Class Y	Daniel B Levan And Leslie A Levan JTWROS 21 Batchelder Rd Boxford MA 01921-2121	12.13%

Internet Fund Class A	MLPF&S FBO The Sole Benefit Of Its Customers Attn Fund Administration (97xxx) 4800 Deer Lake Dr E 2nd Fl Jacksonville FL 32246-6484	12.21%

Internet Fund Class B	MLPF&S FBO The Sole Benefit Of Its Customers Attn Fund Administration (97xxx) 4800 Deer Lake Dr E 2nd Fl Jacksonville FL 32246-6484	10.67%

Fund	Name And Address	Percentage Of Class Outstanding
Internet Fund Class B	Citigroup Global Markets Inc Attn Peter Booth 333 W 34th St 7th Fl New York NY 10001-2483	6.27%

Internet Fund Class C	MLPF&S FBO The Sole Benefit Of Its Customers Attn Fund Administration (97xxx) 4800 Deer Lake Dr E 2nd Fl Jacksonville FL 32246-6484	24.71%

Internet Fund Class C	Citigroup Global Markets Inc Attn Peter Booth 333 W 34th St 7th Fl New York NY 10001-2483	8.52%

Internet Fund Class K	Wells Fargo Investments LLC 625 Marquette Ave S 13th Floor Minneapolis, MN 55402	99.88%

Internet Fund Class R	Munder Capital Mgmt Attn Kim Winek 480 Pierce St Birmingham MI 48009	100.00%

Internet Fund Class Y	Dingle & Co C/O Comerica Bank Attn: Mutual Fund Unit / MC3446 P.O. Box 75000 / MC3446 Detroit, MI 48275	24.63%

Internet Fund Class Y	MLPF&S FBO The Sole Benefit Of Its Customers Attn Fund Administration (97xxx) 4800 Deer Lake Dr E 2nd Fl Jacksonville FL 32246-6484	24.13%

Internet Fund Class Y	NFS LLC Febo Fiioc As Agent For Qualified Employee Benefit Plans (401k) Finops-Ic Funds 100 Magellan Way Kw1c Covington KY 41015	23.30%

Internet Fund Class Y	Mg Trust Company Cust. FBO Munder Capital Management 401k Plan 700 17th Street Suite 300 Denver CO 80202	9.44%

Internet Fund Class Y	Ubs Financial Services Inc. FBO John Rakolta Jr 777 Woodward Ave Ste 300 Detroit MI 48226-3582	6.16%

Fund	Name And Address	Percentage Of Class Outstanding
Large-Cap Growth Fund-Class A	MLPF&S FBO The Sole Benefit Of Its Customers Attn Fund Administration (97xxx) 4800 Deer Lake Dr E 2nd Fl Jacksonville FL 32246-6484	18.43%

Large-Cap Growth Fund-Class A	Citigroup Global Markets Inc Attn Peter Booth 333 W 34th St 7th Fl New York NY 10001-2483	7.07%

Large-Cap Growth Fund-Class B	MLPF&S FBO The Sole Benefit Of Its Customers Attn Fund Administration (97xxx) 4800 Deer Lake Dr E 2nd Fl Jacksonville FL 32246-6484	23.49%

Large-Cap Growth Fund-Class B	First Clearing, LLC Milton B Young 4334 Lassen Drive Baton Rouge LA 70814-5130	7.38%

Large-Cap Growth Fund-Class C	MLPF&S FBO The Sole Benefit Of Its Customers Attn Fund Administration (97xxx) 4800 Deer Lake Dr E 2nd Fl Jacksonville FL 32246-6484	25.21%

Large-Cap Growth Fund-Class C	Citigroup Global Markets Inc Attn Peter Booth 333 W 34th St 7th Fl New York NY 10001-2483	25.15%

Large-Cap Growth Fund-Class K	Calhoun & Co C/O Comerica Bank Attn Mutual Funds Unit MC 3446 Po Box 75000 Detroit MI 48275-3446	94.45%

Large-Cap Growth Fund-Class R	Munder Capital Mgmt Attn Kim Winek 480 Pierce St Birmingham MI 48009	100.00%

Large-Cap Growth Fund-Class Y	Dingle & Co C/O Comerica Bank Attn: Mutual Fund Unit / MC3446 P.O. Box 75000 / MC3446 Detroit, MI 48275	51.53%

Large-Cap Growth Fund-Class Y	Calhoun & Co C/O Comerica Bank Attn Mutual Funds Unit MC 3446 Po Box 75000 Detroit MI 48275-3446	23.99%

Fund	Name And Address	Percentage Of Class Outstanding
Large-Cap Growth Fund-Class Y	Mg Trust Company Cust. FBO Munder Capital Management 401k Plan 700 17th Street Suite 300 Denver CO 80202	5.44%

Large-Cap Value Fund Class A	MLPF&S FBO The Sole Benefit Of Its Customers Attn Fund Administration (97xxx) 4800 Deer Lake Dr E 2nd Fl Jacksonville FL 32246-6484	17.38%

Large-Cap Value Fund Class B	MLPF&S FBO The Sole Benefit Of Its Customers Attn Fund Administration (97xxx) 4800 Deer Lake Dr E 2nd Fl Jacksonville FL 32246-6484	13.52%

Large-Cap Value Fund Class B	Pfpc Trust Company As Custodian FBO Jim L Troxel Sep/IRA 2232 Looscan Ln Houston TX 77019-1414	7.11%

Large-Cap Value Fund Class C	MLPF&S FBO The Sole Benefit Of Its Customers Attn Fund Administration (97xxx) 4800 Deer Lake Dr E 2nd Fl Jacksonville FL 32246-6484	29.26%

Large-Cap Value Fund Class K	Calhoun & Co C/O Comerica Bank Attn Mutual Funds Unit MC 3446 Po Box 75000 Detroit MI 48275-3446	71.44%

Large-Cap Value Fund Class K	Patterson & Co FBO Comerica For Various Retirement Plans Nc-1076 1525 West Wt Harris Blvd Charlotte NC 28288-1076	26.83%

Large-Cap Value Fund Class R	Munder Capital Mgmt Attn Kim Winek 480 Pierce St Birmingham MI 48009	99.99%

Large-Cap Value Fund Class Y	Patterson & Co FBO Comerica For Various Retirement Plans Nc-1076 1525 West Wt Harris Blvd Charlotte NC 28288-1076	57.97%

Large-Cap Value Fund Class Y	Dingle & Co C/O Comerica Bank Attn: Mutual Fund Unit / MC3446 P.O. Box 75000 / MC3446 Detroit, MI 48275	23.87%

Fund	Name And Address	Percentage Of Class Outstanding
Large-Cap Value Fund Class Y	Calhoun & Co C/O Comerica Bank Attn Mutual Funds Unit MC 3446 Po Box 75000 Detroit MI 48275-3446	6.96%

Micro-Cap Equity Fund-Class A	MLPF&S FBO The Sole Benefit Of Its Customers Attn Fund Administration (97xxx) 4800 Deer Lake Dr E 2nd Fl Jacksonville FL 32246-6484	12.45%

Micro-Cap Equity Fund-Class B	MLPF&S FBO The Sole Benefit Of Its Customers Attn Fund Administration (97xxx) 4800 Deer Lake Dr E 2nd Fl Jacksonville FL 32246-6484	8.04%

Micro-Cap Equity Fund-Class C	MLPF&S FBO The Sole Benefit Of Its Customers Attn Fund Administration (97xxx) 4800 Deer Lake Dr E 2nd Fl Jacksonville FL 32246-6484	22.45%

Micro-Cap Equity Fund-Class C	Citigroup Global Markets Inc Attn Peter Booth 333 W 34th St 7th Fl New York NY 10001-2483	5.81%

Micro-Cap Equity Fund-Class K	Patterson & Co FBO Comerica For Various Retirement Plans Nc-1076 1525 West Wt Harris Blvd Charlotte NC 28288-1076	69.96%

Micro-Cap Equity Fund-Class K	Dingle & Co C/O Comerica Bank Attn: Mutual Fund Unit / MC3446 P.O. Box 75000 / MC3446 Detroit, MI 48275	18.67%

Micro-Cap Equity Fund-Class K	Calhoun & Co C/O Comerica Bank Attn Mutual Funds Unit MC 3446 Po Box 75000 Detroit MI 48275-3446	6.53%

Micro-Cap Equity Fund-Class R	MLPF&S FBO The Sole Benefit Of Its Customers Attn Fund Administration (97xxx) 4800 Deer Lake Dr E 2nd Fl Jacksonville FL 32246-6484	16.29%

Fund	Name And Address	Percentage Of Class Outstanding
Micro-Cap Equity Fund-Class R	Counsel Trust FBO Brown’s Concrete Inc 401(K) Retirement Plan 1251 Waterfront Pl Pittsburgh PA 15222-4235	15.35%

Micro-Cap Equity Fund-Class R	Mg Trust Company Cust. FBO Willowbrook Pediatrics 700 17th Street Suite 300 Denver CO 80202	9.76%

Micro-Cap Equity Fund-Class R	Counsel Trust Dba Mid Atlantic Trust Company FBO Hj & Associates, LLC 401k Psp 1251 Waterfront Pl Pittsburgh PA 15222-4235	7.27%

Micro-Cap Equity Fund-Class R	Counsel Trust FBO Optiver Us LLC 401k 1251 Waterfront Pl Pittsburgh PA 15222-4235	6.03%

Micro-Cap Equity Fund-Class Y	Dingle & Co C/O Comerica Bank Attn: Mutual Fund Unit / MC3446 P.O. Box 75000 / MC3446 Detroit, MI 48275	47.73%

Micro-Cap Equity Fund-Class Y	NFS LLC The Northern Trust Company FBO A/C Po Box 92956 Chicago IL 60675-2956	11.17%

Micro-Cap Equity Fund-Class Y	Mg Trust Company Cust. FBO Munder Capital Management 401k Plan 700 17th Street Suite 300 Denver CO 80202	10.13%

Micro-Cap Equity Fund-Class Y	John P Richardson Gen Prtnr Richardson Family Limited Prtnrshp 3452 Balfour Dr Troy MI 48084	7.11%

Micro-Cap Equity Fund-Class Y	Calhoun & Co C/O Comerica Bank Attn Mutual Funds Unit MC 3446 Po Box 75000 Detroit MI 48275-3446	6.10%

Mid-Cap Core Growth Fund Class A	MLPF&S FBO The Sole Benefit Of Its Customers Attn Fund Administration (97xxx) 4800 Deer Lake Dr E 2nd Fl Jacksonville FL 32246-6484	12.25%

Fund	Name And Address	Percentage Of Class Outstanding
Mid-Cap Core Growth Fund Class A	Charles Schwab & Co Inc Special Custody Act For The Benefit Of Customers Attn Mutual Funds 101 Montgomery Street San Francisco CA 94104	10.39%

Mid-Cap Core Growth Fund Class B	MLPF&S FBO The Sole Benefit Of Its Customers Attn Fund Administration (97xxx) 4800 Deer Lake Dr E 2nd FL Jacksonville FL 32246-6484	17.66%

Mid-Cap Core Growth Fund Class B	Citigroup Global Markets Inc Attn Peter Booth 333 W 34th St 7th Fl New York NY 10001-2483	5.90%

Mid-Cap Core Growth Fund Class C	MLPF&S FBO The Sole Benefit Of Its Customers Attn Fund Administration (97xxx) 4800 Deer Lake Dr E 2nd Fl Jacksonville FL 32246-6484	33.45%

Mid-Cap Core Growth Fund Class C	Citigroup Global Markets Inc Attn Peter Booth 333 W 34th St 7th Fl New York NY 10001-2483	9.00%

MId-Cap Core Growth Fund Class K	Calhoun & Co C/O Comerica Bank Attn Mutual Funds Unit MC 3446 Po Box 75000 Detroit MI 48275-3446	87.39%

Mid-Cap Core Growth Fund Class K	Patterson & Co FBO Comerica For Various Retirement Plans Nc-1076 1525 West Wt Harris Blvd Charlotte Nc 28288-1076	11.13%

Mid-Cap Core Growth Fund Class Y	NFS LLC Fiioc As Agent For Qualified Employee Benefit Plans (401k) Finops-Ic Funds 100 Magellan Way Kw1c Covington Ky 41015	14.85%

Mid-Cap Core Growth Fund Class Y	Charles Schwab & Co Inc Special Custody Act For The Benefit Of Customers Attn Mutual Funds 101 Montgomery Street San Francisco Ca 94104	14.59%

Fund	Name And Address	Percentage Of Class Outstanding
Mid-Cap Core Growth Fund Class Y	Patterson & Co FBO Omnibus Account Nc1143 1525 West W T Harris Blvd Charlotte Nc 28288-1076	10.48%

Mid-Cap Core Growth Fund Class Y	MLPF&S FBO The Sole Benefit Of Its Customers Attn Fund Administration (97xxx) 4800 Deer Lake Dr E 2nd Fl Jacksonville FL 32246-6484	5.11%

Mid-Cap Core Growth Fund-Class R	NFS LLC Febo Transamerica Life Ins Company 1150 S Olive St Ste 2700 Los Angeles Ca 90015-2211	26.82%

Mid-Cap Core Growth Fund-Class R	Dcgt As Ttee And/Or Cust FBO Principal Financial Group Quali Fied Fia Omnibus Attn Npio Trade Desk 711 High Street Des Moines, Ia 50303	9.99%

Mid-Cap Core Growth Fund-Class R	MLPF&S FBO The Sole Benefit Of Its Customers Attn Fund Administration (97xxx) 4800 Deer Lake Dr E 2nd Fl Jacksonville FL 32246-6484	8.04%

Mid-Cap Value Fund-Class C	Munder Capital Mgmt Attn Kim Winek 480 Pierce St Birmingham MI 48009	34.78%

Mid-Cap Value Fund-Class C	Pershing LLC P. O. Box 2052 Jersey City, NJ 07303-9998	17.14%

Mid-Cap Value Fund-Class C	H&R Block Financial Advisors The Dime Building 719 Griswold Street, Ste 1700 Detroit, MI 48226	8.65%

Mid-Cap Value Fund-Class C	Scottrade Inc (FBO) Melody D Hassler Rollover IRA P O Box 31759 St Louis MO 63131-0759	7.21%

Mid-Cap Value Fund-Class C	Raymond James & Assoc Inc Csdn FBO Merrill A Stoudt IRA R/O 304 S 9th St Quakertown PA 18951-1526048	6.07%

Mid-Cap Value Fund-Class K	Munder Capital Mgmt Attn Kim Winek 480 Pierce St Birmingham MI 48009	100.00%

Fund	Name And Address	Percentage Of Class Outstanding
Mid-Cap Value Fund-Class R	Munder Capital Mgmt Attn Kim Winek 480 Pierce St Birmingham MI 48009	97.06%

Mid-Cap Value Fund-Class Y	Fifth Third Bank Ttee FBO Ver Plank Dock Co Ps 32 Po Box 630074 Cincinnati OH 45263	66.85%

Mid-Cap Value Fund-Class Y	Mg Trust Company Cust. FBO Munder Capital Management 401k Plan 700 17th Street Suite 300 Denver CO 80202	15.91%

Mid-Cap Value Fund-Class Y	Munder Capital Mgmt Attn Kim Winek 480 Pierce St Birmingham MI 48009	14.19%

Mid-Cap Value Fund-Class Y	Pfpc Trust Co Cust FBO IRA Margaret E Nagi 966 North Rancho Dell Jefe Loop Tucson AX 85748-0000	10.38%

Mid-Cap Value Fund-Class Y	Munder Capital Mgmt Attn Kim Winek 480 Pierce St Birmingham MI 48009	6.95%

Mid-Cap Value Fund-Class Y	Robert W Baird & Co. Inc. 777 East Wisconsin Avenue Milwaukee WI 53202-5391	5.24%

Mid-Cap Value Fund-Class Y	Raymond James & Assoc Inc FBO Michael A Hausman & Lenora Hausman Comm/Prop 117 Bee Creek Ctcir Georgetown TX 78633	5.11%

Mid-Cap Value Fund-Class Y	Pfpc Trust Co Cust IRA FBO David M Nagi 966 N Rancho Del Jefe Loop Tucson AZ 85748-0000	5.08%

Multi-Cap Growth Fund-Class A	Pershing LLC P. O. Box 2052 Jersey City, NJ 07303-9998	22.65%

Multi-Cap Growth Fund-Class A	Munder Capital Mgmt Attn Kim Winek 480 Pierce St Birmingham MI 48009	22.31%

Multi-Cap Growth Fund-Class A	Pershing LLC P. O. Box 2052 Jersey City, NJ 07303-9998	13.24%

Multi-Cap Growth Fund-Class A	Pershing LLC P. O. Box 2052 Jersey City, NJ 07303-9998	11.72%

Fund	Name And Address	Percentage Of Class Outstanding
Multi-Cap Growth Fund-Class A	Pfpc Trust Co Cust IRA FBO Alma A Hontean 6804 Joliet Rd Apt 6k Indian Head Park IL 60525-4601	8.84%

Multi-Cap Growth Fund-Class A	Pfpc Trust Co Cust IRA FBO Michael J Drury 2614 Helena St Houston TX 77006-1536	6.93%

Multi-Cap Growth Fund-Class A	Pershing LLC P. O. Box 2052 Jersey City, NJ 07303-9998	6.70%

Multi-Cap Growth Fund-Class A	Pershing LLC P. O. Box 2052 Jersey City, NJ 07303-9998	5.18%

Multi-Cap Growth Fund-Class C	Pershing LLC P. O. Box 2052 Jersey City, NJ 07303-9998	26.52%

Multi-Cap Growth Fund-Class C	Munder Capital Mgmt Attn Kim Winek 480 Pierce St Birmingham MI 48009	23.17%

Multi-Cap Growth Fund-Class C	Pershing LLC P. O. Box 2052 Jersey City, NJ 07303-9998	13.75%

Multi-Cap Growth Fund-Class C	Pershing LLC P. O. Box 2052 Jersey City, NJ 07303-9998	10.33%

Multi-Cap Growth Fund-Class C	Pershing LLC P. O. Box 2052 Jersey City, NJ 07303-9998	9.92%

Multi-Cap Growth Fund-Class C	Pershing LLC P. O. Box 2052 Jersey City, NJ 07303-9998	8.08%

Multi-Cap Growth Fund-Class C	Pershing LLC P. O. Box 2052 Jersey City, NJ 07303-9998	7.21%

Multi-Cap Growth Fund-Class I	Munder Capital Mgmt Attn Kim Winek 480 Pierce St Birmingham MI 48009	100.00%

Multi-Cap Growth Fund-Class K	Munder Capital Mgmt Attn Kim Winek 480 Pierce St Birmingham MI 48009	100.00%

Multi-Cap Growth Fund-Class R	Munder Capital Mgmt Attn Kim Winek 480 Pierce St Birmingham MI 48009	100.00%

Fund	Name And Address	Percentage Of Class Outstanding
Multi-Cap Growth Fund-Class Y	Mg Trust Company Cust. FBO Munder Capital Management 401k Plan 700 17th Street Suite 300 Denver CO 80202	70.12%

Multi-Cap Growth Fund-Class Y	Pfpc Trust Company As Custodian Joseph A Berkowski Rollover/IRA 5990 Campus Drive Dearborn Heights MI 48127	12.65%

Multi-Cap Growth Fund-Class Y	Munder Capital Mgmt Attn Kim Winek 480 Pierce St Birmingham MI 48009	8.60%

Multi-Cap Growth Fund-Class Y	Michael P Gura & Janet M Gura JTWROS 15862 Sugar Maple Drive Fraser MI 48026	7.59%

S&P Midcap Index K	Calhoun & Co C/O Comerica Bank Attn Mutual Funds Unit MC 3446 Po Box 75000 Detroit MI 48275-3446	69.55%

S&P Midcap Index K	Patterson & Co FBO Comerica For Various Retirement Plans Nc-1076 1525 West Wt Harris Blvd Charlotte NC 28288-1076	30.38%

S&P Midcap Index Y	Patterson & Co FBO Comerica For Various Retirement Plans Nc-1076 1525 West Wt Harris Blvd Charlotte NC 28288-1076	92.82%

S&P Midcap Index Y	Calhoun & Co C/O Comerica Bank Attn Mutual Funds Unit MC 3446 Po Box 75000 Detroit MI 48275-3446	6.11%

S&P Smallcap Index K	Calhoun & Co C/O Comerica Bank Attn Mutual Funds Unit MC 3446 Po Box 75000 Detroit MI 48275-3446	95.15%

S&P Smallcap Index Y	Patterson & Co FBO Comerica For Various Retirement Plans Nc-1076 1525 West Wt Harris Blvd Charlotte NC 28288-1076	85.98%

Fund	Name And Address	Percentage Of Class Outstanding
S&P Smallcap Index Y	Calhoun & Co C/O Comerica Bank Attn Mutual Funds Unit MC 3446 Po Box 75000 Detroit MI 48275-3446	13.60%

Small-Cap Value Fund-Class A	MLPF&S FBO The Sole Benefit Of Its Customers Attn Fund Administration (97xxx) 4800 Deer Lake Dr E 2nd Fl Jacksonville FL 32246-6484	20.80%

Small-Cap Value Fund-Class A	Charles Schwab & Co Inc Special Custody Act For The Benefit Of Customers Attn Mutual Funds 101 Montgomery Street San Francisco CA 94104	6.24%

Small-Cap Value Fund-Class B	MLPF&S FBO The Sole Benefit Of Its Customers Attn Fund Administration (97xxx) 4800 Deer Lake Dr E 2nd Fl Jacksonville FL 32246-6484	17.47%

Small-Cap Value Fund-Class C	MLPF&S FBO The Sole Benefit Of Its Customers Attn Fund Administration (97xxx) 4800 Deer Lake Dr E 2nd Fl Jacksonville FL 32246-6484	32.37%

Small-Cap Value Fund-Class C	Citigroup Global Markets Inc Attn Peter Booth 333 W 34th St 7th Fl New York NY 10001-2483	7.35%

Small-Cap Value Fund-Class K	Calhoun & Co C/O Comerica Bank Attn Mutual Funds Unit MC 3446 Po Box 75000 Detroit MI 48275-3446	74.14%

Small-Cap Value Fund-Class K	Patterson & Co FBO Comerica For Various Retirement Plans Nc-1076 1525 West Wt Harris Blvd Charlotte NC 28288-1076	23.27%

Small-Cap Value Fund-Class R	MLPF&S FBO The Sole Benefit Of Its Customers Attn Fund Administration (97xxx) 4800 Deer Lake Dr E 2nd Fl Jacksonville FL 32246-6484	37.53%

Small-Cap Value Fund-Class R	Td Ameritrade Trust Company Po Box 17748 Denver, CO 80217-0748	30.39%

Fund	Name And Address	Percentage Of Class Outstanding
Small-Cap Value Fund-Class R	Counsel Trust FBO Weems Associates Retirement Savings 1251 Waterfront Pl Pittsburgh PA 15222-4235	8.88%

Small-Cap Value Fund-Class R	Counsel Trust Dba Mid Atlantic Trust Company FBO Redding Management Incorporated 1251 Waterfront Place Suite 525 Pittsburgh, PA 15222	5.48%

Small-Cap Value Fund-Class Y	Dingle & Co C/O Comerica Bank Attn: Mutual Fund Unit / MC3446 P.O. Box 75000 / MC3446 Detroit, MI 48275	36.38%

Small-Cap Value Fund-Class Y	John Hancock Life Insurance Co Usa Rps Seg Funds & Accounting Et-7 601 Congress St Boston MA 02210-2805	22.78%

Small-Cap Value Fund-Class Y	Standard Insurance Co P11d Attn Separate Account A 1100 Sw 6th Ave Portland OR 97204-0000	6.02%

Small-Mid Cap 130/30 Fund-Class A	Munder Capital Mgmt Attn Kim Winek 480 Pierce St Birmingham MI 48009	80.70%

Small-Mid Cap 130/30 Fund-Class A	Pfpc Trust Co Cust R/O IRA FBO Wallace E Nelson Jr 940 Sandalwood Ave Fullerton CA 92835-2726	12.39%

Small-Mid Cap 130/30 Fund-Class C	Munder Capital Mgmt Attn Kim Winek 480 Pierce St Birmingham MI 48009	92.29%

Small-Mid Cap 130/30 Fund-Class I	Munder Capital Mgmt Attn Kim Winek 480 Pierce St Birmingham MI 48009	100.00%

Small-Mid Cap 130/30 Fund-Class K	Munder Capital Mgmt Attn Kim Winek 480 Pierce St Birmingham MI 48009	100.00%

Small-Mid Cap 130/30 Fund-Class R	Munder Capital Mgmt Attn Kim Winek 480 Pierce St Birmingham MI 48009	100.00%

Fund	Name And Address	Percentage Of Class Outstanding
Small-Mid Cap 130/30 Fund-Class Y	Mg Trust Company Cust. FBO Munder Capital Management 401k Plan 700 17th Street Suite 300 Denver CO 80202	61.47%

Small-Mid Cap 130/30 Fund-Class Y	Munder Capital Mgmt Attn Kim Winek 480 Pierce St Birmingham MI 48009	15.05%

Small-Mid Cap 130/30 Fund-Class Y	Geoffrey A Wilson Patti J Wilson Jt Wros 3810 Carriage Lane Bloomfield Twp MI 48301-1900	13.13%

Small-Mid Cap 130/30 Fund-Class Y	Anne Kennedy And John Kennedy JTWROS 2852 Masefield Ct Bloomfield Hills MI 48304-0000	7.14%

Small-Mid Cap Fund-Class A	Lpl Financial Services 9785 Towne Centre Drive San Diego CA 92121-1968	11.10%

Small-Mid Cap Fund-Class A	MLPF&S FBO The Sole Benefit Of Its Customers Attn Fund Administration (97xxx) 4800 Deer Lake Dr E 2nd Fl Jacksonville FL 32246-6484	10.61%

Small-Mid Cap Fund-Class B	Pershing LLC P. O. Box 2052 Jersey City, NJ 07303-2052	9.16%

Small-Mid Cap Fund-Class B	Pershing LLC P. O. Box 2052 Jersey City, NJ 07303-9998	7.18%

Small-Mid Cap Fund-Class C	MLPF&S FBO The Sole Benefit Of Its Customers Attn Fund Administration (97xxx) 4800 Deer Lake Dr E 2nd Fl Jacksonville FL 32246-6484	21.45%

Small-Mid Cap Fund-Class K	Munder Capital Mgmt Attn Kim Winek 480 Pierce St Birmingham MI 48009	100.00%

Small-Mid Cap Fund-Class R	MLPF&S FBO The Sole Benefit Of Its Customers Attn Fund Administration (97xxx) 4800 Deer Lake Dr E 2nd Fl Jacksonville FL 32246-6484	65.21%

Fund	Name And Address	Percentage Of Class Outstanding
Small-Mid Cap Fund-Class R	Mg Trust Company Cust. FBO Wow Distributing Company, Inc. 401( 700 17th Street Suite 300 Denver CO 80202	12.98%

Small-Mid Cap Fund-Class R	Munder Capital Mgmt Attn Kim Winek 480 Pierce St Birmingham MI 48009	11.27%

Small-Mid Cap Fund-Class R	Mg Trust Company Cust. FBO Apex Engineering Services, Inc. 401 700 17th Street Suite 300 Denver CO 80202	6.00%

Small-Mid Cap Fund-Class Y	Calhoun & Co C/O Comerica Bank Attn Mutual Funds Unit MC 3446 Po Box 75000 Detroit MI 48275-3446	57.78%

Small-Mid Cap Fund-Class Y	Dingle & Co C/O Comerica Bank Attn: Mutual Fund Unit / MC3446 P.O. Box 75000 / MC3446 Detroit, MI 48275	36.39%

Tax-Free Money Market Fund-Class A	National Financial Services Corp For The Exclusive Benefit Of Our Customers Attn: Mutual Funds 5th Fl P O Box 3908 Church Street Station New York NY 10008-3908	99.78%

Tax-Free Money Market Fund-Class K	Calhoun & Co C/O Comerica Bank Detroit Attn Vicky Froehlich P O Box 75000 Detroit MI 48275-3455	99.97%

Tax-Free Money Market Fund-Class Y	Calhoun & Co C/O Comerica Bank Detroit Attn Vicky Froehlich P O Box 75000 Detroit MI 48275-3455	98.34%

Tax-Free Short & Intermediate Bond A	MLPF&S FBO The Sole Benefit Of Its Customers Attn Fund Administration (97xxx) 4800 Deer Lake Dr E 2nd FL Jacksonville FL 32246-6484	14.37%

Fund	Name And Address	Percentage Of Class Outstanding
Tax-Free Short & Intermediate Bond A	First Clearing, LLC Phyllis B Steward Trust Dean B Yost And 17177 N Laurel Pk Dr Ste 405 Livonia MI 48152-2693	5.40%

Tax-Free Short & Intermediate Bond B	MLPF&S FBO The Sole Benefit Of Its Customers Attn Fund Administration (97xxx) 4800 Deer Lake Dr E 2nd Fl Jacksonville FL 32246-6484	37.41%

Tax-Free Short & Intermediate Bond B	A. G. Edwards Emily King 1 North Jefferson St Louis, MO 63103	11.98%

Tax-Free Short & Intermediate Bond B	Wedbush Morgan Securities 1000 Wilshire Blvd. Los Angeles CA 90017	9.63%

Tax-Free Short & Intermediate Bond C	MLPF&S FBO The Sole Benefit Of Its Customers Attn Fund Administration (97xxx) 4800 Deer Lake Dr E 2nd Fl Jacksonville FL 32246-6484	54.68%

Tax-Free Short & Intermediate Bond C	Rbc Capital Markets Corp FBO Marie J Gundle Ttee Marie J Gundle Trust U/A Dtd 09/27/1993 34411 Quaker Valley Farmington Hls MI 48331-3666	25.70%

Tax-Free Short & Intermediate Bond C	Pfpc Trust Co Cust IRA FBO Chris N Schwarck 13597 Thrush Ave Mason City IA 50401-8710	8.35%

Tax-Free Short & Intermediate Bond K	Calhoun & Co C/O Comerica Bank Attn Mutual Funds Unit MC 3446 Po Box 75000 Detroit MI 48275-3446	99.08%

Tax-Free Short & Intermediate Bond Y	Dingle & Co C/O Comerica Bank Attn: Mutual Fund Unit / MC3446 P.O. Box 75000 / MC3446 Detroit, MI 48275	72.55%

Tax-Free Short & Intermediate Bond Y	Joan M Linville Ttee Joan M Linville Living Trust U/A Dtd 03/22/2001 7896 Winfield Dr Sw Brighton MI 48116	13.28%

Fund	Name And Address	Percentage Of Class Outstanding
Tax-Free Short & Intermediate Bond Y	Calhoun & Co C/O Comerica Bank Attn Mutual Funds Unit MC 3446 Po Box 75000 Detroit MI 48275-3446	11.97%

Technology Fund Class A	MLPF&S FBO The Sole Benefit Of Its Customers Attn Fund Administration (97xxx) 4800 Deer Lake Dr E 2nd Fl Jacksonville FL 32246-6484	11.39%

Technology Fund Class B	MLPF&S FBO The Sole Benefit Of Its Customers Attn Fund Administration (97xxx) 4800 Deer Lake Dr E 2nd Fl Jacksonville FL 32246-6484	9.65%

Technology Fund Class C	Citigroup Global Markets Inc Attn Peter Booth 333 W 34th St 7th Fl New York NY 10001-2483	15.09%

Technology Fund Class C	MLPF&S FBO The Sole Benefit Of Its Customers Attn Fund Administration (97xxx) 4800 Deer Lake Dr E 2nd Fl Jacksonville FL 32246-6484	11.58%

Technology Fund Class Y	Mg Trust Company Cust. FBO Munder Capital Management 401k Plan 700 17th Street Suite 300 Denver CO 80202	49.79%

Technology Fund Class Y	Pfpc Trust Company As Custodian Julius Otten Rollover IRA 24725 Rockford Dearborn MI 48124	13.88%

Technology Fund Class Y	James C Robinson Mary M Robinson Jt Wros 340 Lakeland Grosse Pointe MI 48230	13.70%

As of October 1, 2008, Comerica Bank held of record, as agent or trustee for its customers, more than 25% of the outstanding shares of the following Funds: Bond Fund, Cash Investment Fund, International Equity Fund, Large-Cap Growth Fund, Large-Cap Value Fund, S&P MidCap Index Equity Fund, S&P SmallCap Index Equity Fund, Small-Mid Cap Fund, Tax-Free Money Market Fund and Tax-Free Short & Intermediate Bond Fund. As a result, Comerica Bank may be deemed to have control of one or more of these Funds and may be able to affect the outcome of matters presented for a vote of the shareholders of the Funds. Other shareholders of record with more than 25% of the outstanding shares of the Funds are believed to be held only as nominee.

Shareholder Approvals. As used in this SAI and in the Prospectuses, a “majority of the outstanding shares” of a Fund means the lesser of (a) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.

REGISTRATION STATEMENT

This SAI and the Funds’ Prospectuses do not contain all the information included in the Funds’ registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby; certain portions have been omitted pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, DC. Text-only versions of fund documents can be viewed online or downloaded from the SEC’s website at http://www.sec.gov.

Statements contained herein and in the Funds’ Prospectuses as to the contents of any contract or other documents referred to are not necessarily complete, and, in such instance, reference is made to the copy of such contract or other documents filed as an exhibit to the Funds’ registration statement, each such statement being qualified in all respects by such reference.

ANNUAL FUND OPERATING EXPENSES

Unless otherwise noted, a Fund’s expense ratio, identified as “Annual Fund Operating Expenses” in the Prospectus expense tables, reflects that Fund’s actual operating expenses for its most recent fiscal year as a percentage of the Fund’s average net assets for the year. Because the percentage is based on a Fund’s “average” net assets over a period of one year, it does not identify what the expense ratio would be at asset levels that differ from the average. Asset levels that are substantially higher or lower than the average may result in substantially lower or higher expense ratios. A Fund with a sizable percentage of non-asset-based fees, which experiences a significant asset decline during a fiscal year, may have substantially increased expense ratios in its following fiscal year absent a significant increase in assets or reduction in non-asset-based fees. Depending on the circumstances, a Fund may not be able to proportionately reduce non-asset-based fees should assets decrease. Examples of non-asset-based fees include transfer agency (for certain of MST’s other series), sub-accounting, and sub-transfer agency, printing, custody (out-of-pocket), audit and legal fees.

FINANCIAL STATEMENTS

The financial statements of the Funds (including when they were Predecessor Funds, if applicable), including the notes thereto, dated June 30, 2008 have been audited by Ernst & Young LLP, an independent registered public accounting firm, and are incorporated by reference into this SAI from the Annual Reports of the Funds, dated as of June 30, 2008. No such information is yet available for the Multi-Cap Growth Fund, which had not yet commenced operations as of that date. The information under the caption “Financial Highlights” appearing in each applicable Fund’s Prospectus dated October 31, 2008 shows each Fund’s financial performance for the past five years (or, if shorter, the period of the Fund’s or class’s operations) through June 30, 2008 and has been derived from the financial statements audited by Ernst & Young LLP. Such financial statements and financial highlights are included or incorporated by reference herein in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

APPENDIX A

NRSRO CREDIT RATINGS

Following are descriptions of the credit ratings issued by certain NRSROs.

Long-Term Bonds

From Moody’s Investors Service (“Moody’s”) description of its bond ratings:

“Aaa”: Bonds which are rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

“Aa”: Bonds which are rated “Aa” are judged to be of high-quality by all standards. Together with the “Aaa” group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in “Aaa” securities.

“A”: Bonds which are rated “A” possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

“Baa”: Bonds which are rated “Baa” are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

“Ba”: Bonds which are rated “Ba” are judged to have speculative elements; their future cannot be considered as well -assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

“B”: Bonds which are rated “B” generally lack characteristics of the desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

“Caa”: Bonds which are rated “Caa” are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from “Aa” through “Caa”. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

From Standard & Poor’s Ratings Services (“S&P”) description of its bond ratings:

“AAA”: An obligation rated “AAA” has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA”: An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A”: An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB”: An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“BB,” “B”, “CCC”, “CC” and “C”,: Obligations rated “BB,” “B”,“CCC” , “CC” and “C”, are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB”: An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B”: An obligation rated “B” is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC”: An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC”: An obligation rated “CC” is currently highly vulnerable to nonpayment.

“C”: A “C” rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is subject of a bankruptcy petition or similar action which have not experienced a payment default.

The ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

From Fitch Ratings Ltd. (“Fitch”) description of its bond ratings:

“AAA”: Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in the case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA”: Very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A”: High credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

“BBB”: Good credit quality. “BBB” ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate, but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

“BB”: Speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment-grade.

“B”: Highly speculative. “B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

“CCC,” “CC” and “C”: High default risk. Default is a real possibility. A “CCC” rating indicates capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions. A “CC” rating indicates that default of some kind appears probable. A “C” rating signals imminent default.

“+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” category or to categories below “CCC”.

Short-Term Bonds

The following Moody’s designations indicate the relative repayment ability of rated issuers:

“Prime-1” or “P-1”: Issuers rated “Prime-1” (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. “Prime-1” repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

“Prime-2” or “P-2”: Issuers rated “Prime-2” (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics of “Prime-1” rated issuers, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

From S&P’s description of its short-term issue credit ratings:

“A-1”: The obligor’s capacity to meet its financial commitment on the obligation is strong. Those obligations designated with a plus sign (+) indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2”: Some what more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory. Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated “A-1.”

A Fitch short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

“F1”: Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2”: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

MUNDER SERIES TRUST

LIQUIDITY MONEY MARKET FUND

STATEMENT OF ADDITIONAL INFORMATION

Dated October 31, 2008

Liquidity Money Market Fund (“Fund”) is a diversified series of Munder Series Trust (“Trust” or “MST”), an open-end management investment company. The Fund’s investment advisor is Munder Capital Management (“Advisor” or “MCM”).

This Statement of Additional Information (“SAI”), which has been filed with the Securities and Exchange Commission (“SEC”), provides supplementary information to investors in the Fund. This SAI is not a prospectus, and should be read only in conjunction with the Fund’s Prospectus dated October 31, 2008 (“Prospectus”). The financial statements for the Fund including the notes thereto, dated June 30, 2008, are incorporated by reference into this SAI from the annual report of the Fund. A copy of the Prospectus and annual and semi-annual reports may be obtained free of charge through Funds Distributor, LLC (“Distributor”), or by calling the Fund at (800) 438-5789.

The Fund is closed to new shareholder accounts.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

No person has been authorized to give any information or to make any representations not contained in this SAI or in the Prospectus in connection with the offering made by the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund or the Distributor. The Prospectus does not constitute an offering by the Fund or by the Distributor in any jurisdiction in which such offering may not lawfully be made.

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FUND HISTORY AND GENERAL INFORMATION

The Trust is an open-end management investment company. The Trust was organized as a Delaware statutory trust on January 31, 2003. The Fund is a diversified mutual fund. Prior to May 16, 2003, the Fund was a series of another open-end management investment company, St. Clair Funds, Inc., a Maryland corporation organized on May 23, 1984 under the name “St. Clair Money Market Fund, Inc.,” which was changed to “St. Clair Fixed Income Fund, Inc.” on December 30, 1986 and to “St. Clair Funds, Inc.” on September 18, 1996 (“St. Clair”). On May 16, 2003, the Fund was reorganized as a separate series of the Trust. The other separate series of St. Clair were reorganized as separate series of the Trust on April 30, 2003. Three other open-end management investment companies, The Munder Funds, Inc. (“MFI”), The Munder Funds Trust (“MFT”) and The Munder Framlington Funds Trust (“MFFT”) (except for one of its series), reorganized as series of the Trust on June 13, 2003 and October 30, 2003. Effective February 8, 2005, MFFT was renamed Munder Series Trust II (“MST II”). MST and MST II are referred to in this SAI collectively as the “Munder Funds.”

Prior to April 30, 2003, the Fund was named Liquidity Plus Money Market Fund. On February 14, 2006, the Fund’s Board of Trustees approved a change in the Fund’s fiscal year end from December 31 to June 30. On August 19, 2008, the Board of Trustees determined that the liquidation and dissolution of the Fund is in the best interest of its shareholders, and the Fund was closed to new shareholder accounts on September 2, 2008.

As stated in the Prospectus, the investment advisor of the Fund is Munder Capital Management, a Delaware general partnership. As of the date of this SAI, the partners of MCM are Munder Capital Holdings, LLC, which owns approximately 99.4% of MCM, and Munder Capital Holdings II, LLC, which owns approximately 0.6% of MCM. As of June 30, 2008, the ownership of MCM was as follows: MCM employees held partnership units representing 25.2% of the firm’s value with an opportunity to increase their interest to over 30% (or approximately 35% of the outstanding voting power) within the next four years; Crestview Partners GP, L.P. and its affiliates held units representing 63% of the firm’s value; and other minority-interest investors held units totaling 11.8% of the value.

Shares of the Fund are sold only through Comerica Securities, Inc., Comerica Bank, or their affiliates, and certain other institutional investors (collectively, “Institutional Investors”). Shares may be purchased by Institutional Investors for investment of their own funds, or for funds of their customer accounts (“Customer Accounts”) for which they serve in a fiduciary, agency or custodial capacity. Shares are sold and redeemed without the imposition of a purchase or redemption charge by the Fund, although Institutional Investors that are record owners of Shares for their Customer Accounts may charge their customers separate account fees.

Capitalized terms used in this SAI and not otherwise defined have the same meanings as are given to them in the Prospectus.

FUND INVESTMENTS

The following supplements the information contained in the Prospectus concerning the investment objectives and policies of the Fund. The Fund’s investment objective or goal and its investment policies, unless specifically designated as fundamental, are non-fundamental policies and may be changed by the Board of Trustees (“Board of Trustees” or “Board”) without the authorization of the Fund’s shareholders. There can be no assurance that the Fund will achieve its objective or goal.

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In determining the rating of an investment, the Fund may rely on credit ratings issued by credit rating agencies registered with the SEC as “nationally recognized statistical rating organizations” (“NRSROs”). Moody’s Investors Service (“Moody’s”), Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc., (“S&P®”) and Fitch Ratings Ltd. (“Fitch”) are each registered as an NRSRO. A description of the applicable credit ratings of these NRSROs is set forth in Appendix A to this SAI.

Bank Obligations. The Fund may purchase U.S. dollar-denominated bank obligations, including certificates of deposit, bankers’ acceptances, bank notes, deposit notes and interest-bearing savings and time deposits, issued by U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. For this purpose, the assets of a bank or savings institution include the assets of both its domestic and foreign branches. The Fund will invest in the obligations of domestic banks and savings institutions only if their deposits are federally insured.

Non-domestic bank obligations include Eurodollar Certificates of Deposit (“ECDs”), which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits (“ETDs”), which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits (“CTDs”), which are essentially the same as ETDs except they are issued by Canadian offices of major Canadian banks; Schedule Bs, which are obligations issued by Canadian branches of foreign or domestic banks; Yankee Certificates of Deposit (“Yankee CDs”), which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States; and Yankee Bankers’ Acceptances (“Yankee BAs”), which are U.S. dollar-denominated bankers’ acceptances issued by a U.S. branch of a foreign bank and held in the United States. Although the Fund will invest in obligations of foreign banks or foreign branches of U.S. banks only when the Advisor deems the instrument to present minimal credit risks, such investments may nevertheless entail risks that are different from those of investments in domestic obligations of U.S. banks due to differences in political, regulatory and economic systems and conditions.

Borrowing. Each Fund is authorized to borrow money as permitted under the Investment Company Act of 1940, as amended (“1940 Act”), and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Borrowing may be unsecured. The 1940 Act requires a mutual fund to maintain continuous asset coverage of 300% of the amount borrowed. If the 300% asset coverage declines as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Borrowed funds are subject to interest costs that may or may not be offset by amounts earned on the borrowed funds. The Fund may also be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fees to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. The Fund may, in connection with permissible borrowings, transfer, as collateral, securities owned by the Fund.

Commercial Paper. The Fund may invest in commercial paper, including tax-exempt commercial paper (i.e., short-term promissory notes issued by corporations), of issuers rated, at the time of purchase, in one of the two highest rating categories by a NRSRO, if rated by only one NRSRO, or by two NRSROs if rated by more than one NRSRO. To the extent that the ratings accorded by NRSROs may change as a result of changes in their rating systems, the Fund will attempt to use comparable ratings as standards for its investments, in accordance with the investment policies contained herein. Where necessary to ensure that an instrument meets, or is of comparable quality to, the Fund’s rating criteria, the Fund may require that the issuer’s obligation to pay the principal of, and the interest on, the instrument be backed by insurance or by an unconditional bank letter or line of credit, guarantee, or commitment to lend. In addition, the Fund may acquire commercial paper and corporate bonds of issuers that are not rated but are determined by the Advisor at the time of purchase to be of comparable quality to instruments of issuers that may be acquired by the Fund as previously described.

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Foreign Securities. The Fund may invest up to 25% of its assets in U.S. dollar-denominated securities of foreign issuers such as foreign commercial paper and obligations of foreign banks. Income and gains on foreign securities may be subject to foreign withholding taxes. Investors should consider carefully the substantial risks involved in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments.

There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the United States. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to United States companies. Foreign markets have substantially less trading volume than the New York Stock Exchange (“NYSE”) and securities of some foreign companies are less liquid and more volatile than securities of comparable United States companies. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the United States, are likely to be higher. In many foreign countries there is less government supervision and less regulation of stock exchanges, brokers, and listed companies than in the United States.

Foreign securities markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

Guaranteed Investment Contracts and Funding Agreements. The Fund may make limited investments in guaranteed investment contracts (“GICs”) or Funding Agreements issued by U.S. insurance companies. GICs and Funding Agreements are normally general obligations of the issuing insurance company. In some cases Funding Agreements may be part of an insurance company’s separate account, but they still benefit from a guarantee from the general account. Pursuant to a GIC or a Funding Agreement, the Fund makes cash contributions to a deposit fund of the insurance company’s general account. The insurance company then credits the Fund on a periodic basis with interest that is based on an index. The Fund will only purchase GICs or Funding Agreements from insurance companies that, at the time of purchase, have assets of $1 billion or more and meet quality and credit standards established by the Advisor pursuant to guidelines approved by the Board of Trustees. Generally, GICs and Funding Agreements are not assignable or transferable without the permission of the issuing insurance company, and an active secondary market in GICs and Funding Agreements does not currently exist. Therefore, GICs and Funding Agreements will normally be considered illiquid investments, and will be acquired subject to the Fund’s limitation on illiquid investments.

Illiquid Securities. The Fund may invest up to 10% of the value of its net assets (determined at time of acquisition) in securities that are illiquid. Illiquid securities generally include securities for which there is a limited trading market, repurchase agreements and time deposits with notice/termination dates in excess of seven days, and certain securities that are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (“1933 Act”). This includes restricted securities that can be offered and sold only to “qualified institutional buyers” under Rule 144A of the 1933 Act (“Rule 144A securities”) and commercial obligations issued in reliance on the “private placement” exemption from registration afforded by Section 4(2) of the 1933 Act (“Section 4(2) paper”).

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Section 4(2) paper is restricted as to disposition under the Federal securities laws, and generally is sold to institutional investors that agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors through or with the assistance of the issuer or investment dealers that make a market in the Section 4(2) paper, thus providing liquidity. Rule 144A securities generally must be sold only to other qualified institutional buyers. If a particular investment in Section 4(2) paper or Rule 144A securities is not determined to be liquid, that investment will be included within the Fund’s limitation on investment in illiquid securities. The Advisor will determine the liquidity of such investments pursuant to guidelines established by the Board. It is possible that unregistered securities purchased by a Fund in reliance upon Rule 144A could have the effect of increasing the level of the Fund’s illiquidity to the extent that qualified institutional buyers become, for a period, uninterested in purchasing these securities.

If, after the time of acquisition, events cause this limit to be exceeded, the Fund will take steps to reduce the aggregate amount of illiquid securities within a time frame deemed to be in the best interest of the Fund.

Investment Company Securities. The Fund may invest in securities issued by other investment companies. As a shareholder of another investment company, the Fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the expenses the Fund bears directly in connection with its own operations. Except as described in the following paragraph, the Fund currently intends to limit its investments in securities issued by other investment companies so that, as determined immediately after a purchase of such securities is made: (i) not more than 5% of the value of the Fund’s total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. These limitations do not apply to investments in investment companies through a master-feeder type arrangement. In addition, to the extent allowed by law or regulation, the Fund may invest its assets in securities of investment companies that are money market funds, including those advised by the Advisor or otherwise affiliated with the Advisor, in excess of the limits discussed above. Other investment companies in which the Fund invests can be expected to incur fees and expenses for operations, such as investment advisory and administration fees, which would be in addition to those incurred by the Fund.

The Fund may invest in investment companies that seek to track the composition and/or performance of specific indexes or portions of specific indexes. Certain of these investment companies, known as ETFs, are traded on a securities exchange. The market prices of index-based investments will fluctuate in accordance with both changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company’s shares on the exchange upon which their shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things. Examples of ETFs include: SPDRs®, Select Sector SPDRs®, DIAMONDSSM , NASDAQ 100 Shares, and iShares.

Lending of Portfolio Securities. To enhance the return on its portfolio, the Fund may lend securities in its portfolio (subject to a limit of 33  1/3% of its total assets) to securities firms and financial institutions. Each loan will be secured continuously by collateral in the form of cash, high quality money market instruments or securities issued by the U.S. government or its agencies or instrumentalities.

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Collateral will be received and maintained by the Fund’s custodian concurrent with delivery of the loaned securities and kept in a segregated account or designated on the records of the custodian for the benefit of the Fund. Initial collateral will have a market value at least equal to 105% of the then-current market value of loaned equity securities not denominated in U.S. dollars or Canadian dollars or not primarily traded on a U.S. exchange, or 102% of the then-current market value of any other loaned securities. For all loaned foreign equity securities, the borrower must increase the collateral on a daily basis if the then-current market value of the collateral becomes insufficient to meet the minimum required collateral level for the type of loaned security as specified above. For all other loaned securities, the borrower must increase the collateral only when the market value of the collateral is less than 100% of the then-current market value of the loaned securities.

The borrower pays to the lending Fund an amount equal to any dividends or interest received on loaned securities. The Fund retains all or a portion of the interest received on investment of cash collateral and/or receives a fee from the borrower; however, the lending Fund will generally pay certain administrative and custodial fees in connection with each loan.

The Fund has a right to call a loan at any time and require the borrower to redeliver the borrowed securities to the Fund within the settlement time specified in the loan agreement or be subject to a “buy-in.” The Fund will generally not have the right to vote securities while they are being loaned, but it is expected that the Advisor will call a loan in anticipation of any important vote.

The risk in lending portfolio securities, as with other extensions of credit, consists of the possibility of loss to the Fund due to (i) the inability of the borrower to return the securities, (ii) a delay in receiving additional collateral to adequately cover any fluctuations in the value of securities on loan, (iii) a delay in recovery of the securities, or (iv) the loss of rights in the collateral should the borrower fail financially. In addition, the Fund is responsible for any loss that might result from its investment of the borrower’s collateral.

The Board has appointed a securities lending agent for the Fund’s securities lending activity. The securities lending agent maintains a list of broker-dealers, banks or other institutions that it has determined to be creditworthy. The Board reviews and approves this list annually. The Funds will only enter into loan arrangements with borrowers on the approved list.

Mortgage-Related and Asset-Backed Securities. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. See “Mortgage Pass-Through Securities.” The Fund also may invest in debt securities which are secured with collateral consisting of mortgage-related securities (see “Collateralized Mortgage Obligations”).

Mortgage Pass-Through Securities. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

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The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. To the extent that unanticipated rates of pre-payment on underlying mortgages increase the effective duration of a mortgage-related security, the volatility of such security can be expected to increase. The residential mortgage market in the United States recently has over the past year experienced significant difficulties that may adversely affect the performance and market value of certain of the Fund’s mortgage-related investments. Delinquencies and losses on residential mortgage loans (especially sub-prime and second-lien mortgage loans) generally have increased recently and may continue to increase, and a decline in or flattening of housing values (as has recently been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. Also, a number of residential mortgage loan originators have recently experienced serious financial difficulties or bankruptcy. Owing largely to the foregoing, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which has adversely affected the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.

The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (“FHA”), or guaranteed by the Department of Veterans Affairs (“VA”).

Government-related guarantors include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC”). FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the United States Government. FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks but now the common stock is owned entirely by private stockholders. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHMLC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC.

On September 7, 2008, the U.S. Treasury announced three additional steps taken by it in connection with the conservatorship. First, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each

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enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. Second, the U.S. Treasury announced the creation of a new secured lending facility which is available to each of FNMA and FHLMC as a liquidity backstop. Third, the U.S. Treasury announced the creation of a temporary program to purchase mortgage-backed securities issued by each of FNMA and FHLMC. Both the liquidity backstop and the mortgage-backed securities purchase program are scheduled to expire in December 2009.

FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remains liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The liquidity backstop and the Senior Preferred Stock Purchase Agreement are both intended to enhance each of FNMA’s and FHLMC’s ability to meet its obligations.

Under the Federal Housing Finance Regulatory Reform Act of 2008 (“Reform Act”), which was included as part of the Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver of FNMA and FHLMC, has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver.

FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for FNMA or FHLMC, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of FNMA’s or FHLMC’s assets available therefor.

In the event of repudiation, the payments of interest to holders of FNMA or FHLMC mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders.

Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.

In addition, certain rights provided to holders of mortgage-backed securities issued by FNMA and FHLMC under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for FNMA and FHLMC mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of FNMA or FHLMC, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have

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the right to replace FNMA or FHLMC as trustee if the requisite percentage of mortgage-backed securities holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which FNMA or FHLMC is a party, or obtain possession of or exercise control over any property of FNMA or FHLMC, or affect any contractual rights of FNMA or FHLMC, without the approval of FHFA, as conservator or receiver, for a period of 45 or 90 days following the appointment of FHFA as conservator or receiver, respectively.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities or private insurers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Trust’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originators/servicers and poolers, MCM determines that the securities meet the Trust’s quality standards. Securities issued by certain private organizations may not be readily marketable. The Fund will not purchase mortgage-related securities or any other assets which in MCM’s opinion are illiquid if, as a result, more than 10% of the value of the Fund’s net assets will be illiquid.

Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Fund’s industry concentration restrictions, set forth below under “Investment Restrictions,” by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Fund takes the position that mortgage-related securities do not represent interests in any particular “industry” or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. (Please see the discussion above regarding FNMA and FHLMC.) Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

Collateralized Mortgage Obligations (“CMOs”). A CMO is a debt obligation of a legal entity that is collateralized by mortgages and divided into classes. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans or private mortgage bonds, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

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CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Actual maturity and average life will depend upon the pre-payment experience of the collateral. In the case of certain CMOs (known as “sequential pay” CMOs), payments of principal received from the pool of underlying mortgages, including pre-payments, are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made to any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Commercial Mortgage-Backed Securities. These include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities (“SMBS”). Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

CMO Residuals. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses and any management fee of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the pre-payment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to pre-payments on the related underlying mortgage assets, in the same manner as an interest-only (“IO”) class of stripped mortgage-backed securities. See “Other Mortgage-Related Securities—Stripped Mortgage-Backed

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Securities.” In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances the Fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended (“1933 Act”). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to the Fund’s limitations on investment in illiquid securities.

Adjustable Rate Mortgage-Backed Securities. Adjustable rate mortgage-backed securities (“ARMBSs”) have interest rates that reset at periodic intervals. Acquiring ARMBSs permits the Fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBSs are based. Such ARMBSs generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the Fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMBSs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, the Fund, when holding an ARMBS, does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMBSs behave more like fixed income securities and less like adjustable rate securities and are subject to the risks associated with fixed income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

Stripped Mortgage-Backed Securities. SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including pre-payments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, the Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

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Collateralized Debt Obligations. The Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this Statement of Additional Information and the Fund’s Prospectus (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Asset-Backed Securities. Asset-backed securities (“ABS”) are bonds backed by pools of loans or other receivables. ABS are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. ABS are issued through special purpose vehicles that are bankruptcy remote from the issuer of the collateral. The credit quality of an ABS transaction depends on the performance of the underlying assets. To protect ABS investors from the possibility that some borrowers could miss payments or even default on their loans, ABS include various forms of credit enhancement.

Some ABS, particularly home equity loan transactions, are subject to interest-rate risk and prepayment risk. A change in interest rates can affect the pace of payments on the underlying loans, which in turn, affects total return on the securities. ABS also carry credit or default risk. If many borrowers on the underlying loans default, losses could exceed the credit enhancement level and result in losses to investors in an ABS transaction. Finally, ABS have structure risk due to a unique characteristic known as early amortization, or early payout, risk. Built into the structure of most ABS are triggers for early payout, designed to protect investors from losses. These triggers are unique to each transaction and can include: a big rise in defaults on the underlying loans, a sharp drop in the credit enhancement level, or even the bankruptcy of the originator. Once early amortization begins, all incoming loan payments are used to pay investors as quickly as possible.

Consistent with the Fund’s investment objectives and policies, MCM also may invest in other types of asset-backed securities.

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Municipal Obligations. The Fund may, when deemed appropriate by the Advisor in light of the Fund’s investment objective, invest in high quality municipal obligations issued by state and local governmental issuers, the interest on which may be taxable or tax-exempt for Federal income tax purposes, provided that such obligations carry yields that are competitive with those of other types of money market instruments of comparable quality. The Fund does not expect to invest more than 5% of its net assets in such municipal obligations during the current fiscal year. Opinions relating to the validity of municipal obligations and to the exemption of interest thereon from regular Federal income tax are rendered by bond counsel or counsel to the respective issuers at the time of issuance. The Fund does not review the proceedings relating to the issuance of municipal obligations or the bases for such opinions.

An issuer’s obligations under its municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal obligations may be materially adversely affected by litigation or other conditions.

Any distributions of tax exempt interest to shareholders of the Fund will be taxed to shareholders as ordinary income and such distributions will not be tax exempt.

General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source. Limited obligation bonds (or revenue bonds) are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt private activity bonds and industrial development bonds generally are also revenue bonds and thus are not payable from the issuer’s general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor). Under the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”), certain limited obligation bonds are considered “private activity bonds” and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability. Pre-refunded bonds are municipal obligations that are generally backed or secured by U.S. Treasury bonds. In a typical pre-refunded issue, a municipality sells new bonds and uses the proceeds to buy Treasury securities. It then sets those Treasuries aside, keeping them in special escrow account that will be used to redeem the older, higher-coupon bonds either at the earliest possible date or some later date. Pre-refunded bonds can provide investors with a combination of the highest possible credit quality, and a taxable equivalent yield that compares favorably with that available on Treasuries. Bond anticipation notes (“BAN”) are short-term debt instruments issued by a state or municipality that will be paid off with the proceeds of an upcoming bond issue. Revenue anticipation notes (“RAN”) are short-term debt issues of a municipal entity that are to be repaid out of anticipated revenues, such as sales taxes. When the anticipated revenues are collected, the RAN is paid off.

Some longer-term municipal obligations give the investor the right to “put” or sell the security at par (face value) within a specified number of days following the investor’s request—usually one to seven days. This demand feature enhances a security’s liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, the Fund would hold the longer-term security, which could experience substantially more volatility.

The Fund may invest in municipal obligations with maturities in excess of 397 days as allowed under Rule 2a-7 of the 1940 Act. In general, any such securities purchased by the Fund will include a demand feature that allows the Fund to receive principal and interest within seven days of demand. Such securities are sometimes called “synthetic paper”.

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The Fund may invest in municipal obligations with credit enhancements such as letters of credit, municipal obligation insurance and standby bond purchase agreements (“SBPAs”). Letters of credit that are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying municipal obligation should default. Municipal obligation insurance, which is usually purchased by the bond issuer from a private, non-governmental insurance company, provides an unconditional and irrevocable guarantee that the insured obligation’s principal and interest will be paid when due. Insurance does not guarantee the price of the bond or the share price of any Fund. The credit rating of an insured municipal obligation reflects the credit rating of the insurer, based on its claims-paying ability. The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured municipal obligation. Although defaults on insured municipal obligations have been low to date and municipal bond insurers have met their claims, there is no assurance this will continue. A higher-than-expected default rate could strain the insurer’s loss reserves and adversely affect its ability to pay claims to bondholders. The number of municipal bond insurers is relatively small, and not all of them have the highest rating. An SBPA is a liquidity facility provided to pay the purchase price of bonds that cannot be re-marketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances. The liquidity provider’s obligations under the SBPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower.

Repurchase Agreements. The Fund may agree to purchase securities from financial institutions or broker-dealers deemed creditworthy by the Advisor, subject to the seller’s agreement to repurchase the securities at an agreed-upon time and price (“repurchase agreements”). The resale price under a repurchase agreement is generally equal to the price paid by the Fund, plus interest negotiated on the basis of then-current short-term rates (which may be more or less than the rate on the underlying securities). Repurchase agreements are typically entered into for periods of one week or less.

The Advisor will review and continuously monitor the creditworthiness of each approved seller, and will require each of the Fund’s repurchase agreements to be fully collateralized at all times with high-quality, liquid assets maintained by a designated third party in a segregated account. Repurchase agreements could involve certain risks in the event of bankruptcy or other default by the seller. If a seller under a repurchase agreement were to default on the agreement and be unable to repurchase the security subject to the repurchase agreement, the Fund would look to the collateral underlying the seller’s repurchase agreement, including the securities subject to the repurchase agreement, for satisfaction of the seller’s obligation to the Fund. The Fund might incur a loss if the value of the collateral declines and may incur disposition costs in liquidating certain collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller, obtaining rights to sell the collateral may be delayed or limited and a loss may be incurred, except with respect to repurchase agreements secured by U.S. government securities. The securities held subject to a repurchase agreement may have stated maturities exceeding 397 days, provided that the repurchase agreement itself matures in 397 days or less.

Securities subject to repurchase agreements will be held, as applicable, by the Fund’s custodian in the Federal Reserve/Treasury book-entry system or by another authorized securities depository. Repurchase agreements are considered to be loans by the Fund under the 1940 Act.

Repurchase agreements shall be deemed to have a maturity equal to the period remaining until the date on which the repurchase of the underlying securities is scheduled to occur, or, where the agreement is subject to demand, the notice period applicable to a demand for the repurchase of the securities. The staff of the SEC currently takes the position that repurchase agreements maturing in more than seven days are illiquid securities.

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Restricted Securities. The Fund may invest in commercial obligations issued in reliance on the “private placement” exemption from registration afforded by Section 4(2) of the 1933 Act (“Section 4(2) paper”). The Fund may also purchase securities that are not registered under the 1933 Act, but which can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act (“Rule 144A securities”). Section 4(2) paper is restricted as to disposition under the Federal securities laws, and generally is sold to institutional investors that agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors through or with the assistance of the issuer or investment dealers that make a market in the Section 4(2) paper, thus providing liquidity. Rule 144A securities generally must be sold only to other qualified institutional buyers. The Advisor will determine the liquidity of such investments pursuant to guidelines established by the Board. If a particular investment in Section 4(2) paper or Rule 144A securities is not determined to be liquid, that investment will be included within the Fund’s limitation on investment in illiquid securities. It is possible that unregistered securities purchased by the Fund in reliance upon Rule 144A could have the effect of increasing the level of the Fund’s illiquidity to the extent that qualified institutional buyers become, for a period, uninterested in purchasing these securities.

Reverse Repurchase Agreements. The Fund may borrow funds for temporary or emergency purposes by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price (“reverse repurchase agreements”). Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price. The Fund will pay interest on amounts obtained pursuant to a reverse repurchase agreement. While reverse repurchase agreements are outstanding, the Fund will maintain cash or other liquid assets designated on the books of the Fund in an amount at least equal to the repurchase price, plus accrued interest, subject to the agreement. To the extent that positions in reverse repurchase agreements are not covered by designating cash or liquid assets at least equal to the repurchase price plus accrued interest, such transactions would be subject to the Fund’s restrictions on borrowings.

Stand-by Commitments. The Fund may enter into stand-by commitments with respect to municipal obligations held by it. Under a stand-by commitment, a dealer agrees to purchase at the Fund’s option a specified municipal obligation at its amortized cost value to the Fund plus accrued interest, if any. Stand-by commitments may be exercisable by the Fund at any time before the maturity of the underlying municipal obligations and may be sold, transferred or assigned only with the instruments involved.

The Fund expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for municipal obligations which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held by the Fund will not exceed 1/2 of 1% of the value of the Fund’s total assets calculated immediately after each stand-by commitment is acquired.

The Fund intends to enter into stand-by commitments only with dealers, banks and broker-dealers which, in the Advisor’s opinion, present minimal credit risks. The acquisition of a stand-by commitment will not affect the valuation of the underlying municipal obligation. The actual stand-by commitment will be valued at zero in determining net asset value. Accordingly, where the Fund pays directly or indirectly for a stand-by commitment, its cost will be reflected as an unrealized loss for the period during which the commitment is held by the Fund and will be reflected as a realized gain or loss when the commitment is exercised or expires.

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Stripped Securities. The Fund may acquire U.S. government obligations and their unmatured interest coupons that have been separated (“stripped”) by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. government obligations, the holder will resell the stripped securities in custodial receipt programs. The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a single future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are ostensibly owned by the bearer or holder), in trust on behalf of the owners. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. government obligations for Federal tax and securities purposes. The Fund is not aware of any binding legislative, judicial or administrative authority on this issue.

Only instruments that are stripped by the issuing agency will be considered U.S. government obligations. Securities that are stripped by their holder do not qualify as U.S. government obligations.

The U.S. Treasury Department facilitates transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on U.S. Treasury securities through the Federal Reserve book-entry recordkeeping system. The Federal Reserve program as established by the U.S. Treasury Department is known as “STRIPS” or “Separate Trading of Registered Interest and Principal of Securities.” Under the STRIPS program, the Fund is able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry recordkeeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

Certain types of stripped securities will normally be considered illiquid instruments and will be acquired subject to the limitation on illiquid investments unless the Advisor determines them to be liquid under guidelines established by the Board.

In addition, the Fund may invest in stripped mortgage-backed securities (“SMBS”), which represent beneficial ownership interests in the principal distributions and/or the interest distributions on mortgage assets. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. One type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most common case, one class of SMBS will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class).

The original principal amount, if any, of each SMBS class represents the amount payable to the holder thereof over the life of such SMBS class from principal distributions of the underlying mortgage assets, which will be zero in the case of an IO class. Interest distributions allocable to a class of SMBS, if any, consist of interest at a specified rate on its principal amount, if any, or its notional principal amount in the case of an IO class. The notional principal amount is used solely for purposes of the determination of interest distributions and certain other rights of holders of such IO class and does not represent an interest in principal distributions of the mortgage assets.

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Yields on SMBS will be extremely sensitive to the prepayment experience of the underlying mortgage loans, and there are other associated risks. For IO classes of SMBS and SMBS that were purchased at prices exceeding their principal amounts there is a risk that the Fund may not fully recover its initial investment.

The determination of whether a particular government-issued IO or PO backed by fixed-rate mortgages is liquid may be made under guidelines and standards established by the Board. Such securities may be deemed liquid if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of the Fund’s net asset value per share.

Supranational Bank Obligations. The Fund may invest in supranational bank obligations. Supranational banks are international banking institutions designed or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., The World Bank). Obligations of supranational banks may be supported by appropriated but unpaid commitments of their member countries and there is no assurance that these commitments will be undertaken or met in the future.

U.S. Government Obligations. The Fund may purchase obligations issued or guaranteed by the U.S. government and U.S. government agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. government, such as those of GNMA, are supported by the full faith and credit of the U.S. Treasury. Others, such as those of FNMA, are supported by the right of the issuer to borrow from the U.S. Treasury; and still others, such as those of FHLMC and the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality issuing the obligation. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored instrumentalities if it is not obligated to do so by law. Examples of the types of U.S. government obligations that may be acquired by the Fund include without limitation U.S. Treasury bills, U.S. Treasury notes and U.S. Treasury bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, FNMA, GNMA, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, FHLMC, Federal Intermediate Credit Banks and Maritime Administration.

U.S. Treasury securities differ in their interest rates, maturities and times of issuance. Treasury bills have initial maturities of one year or less, Treasury notes have initial maturities of one to ten years and Treasury bonds generally have initial maturities greater than ten years. A portion of the U.S. Treasury securities purchased by the Fund may be “zero coupon” Treasury securities. These are U.S. Treasury notes and bonds which have been stripped of their unmatured interest coupons and receipts or which are certificates representing interests in such stripped debt obligations and coupons. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. A zero coupon security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value (sometimes referred to as a “deep discount” price).

The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received if prevailing interest rates rise. For this reason, zero coupon securities are subject to substantially greater market price fluctuations during periods of changing prevailing interest rates than are comparable debt securities which make current distributions of interest. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year.

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Certain banks and brokerage firms have separated (“stripped”) the principal portions (“corpus”) from the coupon portions of the U.S. Treasury bonds and notes and sell them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are generally held by a bank in a custodial or trust account). The Fund will not purchase any such receipts or certificates representing stripped corpus or coupon interests in U.S. Treasury securities sold by banks and brokerage firms. The Fund will only purchase zero coupon Treasury securities that have been stripped by the Federal Reserve Bank. See “Stripped Securities” above for more information on these types of securities.

Variable Amount Master Demand Notes. The Fund may purchase variable amount master demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Although the notes are not normally traded and there may be no secondary market in the notes, the Fund may demand payment of the principal of the instrument at any time. The notes are not typically rated by credit rating agencies, but issuers of variable amount master demand notes must satisfy the same criteria as set forth above for issuers of commercial paper. If an issuer of a variable amount master demand note defaulted on its payment obligation, the Fund might be unable to dispose of the note because of the absence of a secondary market and might, for this or other reasons, suffer a loss to the extent of the default. The Fund may invest in variable amount master demand notes only when the Advisor deems the investment to involve minimal credit risks.

Variable or Floating Rate Instruments. Debt instruments in which the Fund invests may be structured to have variable or floating interest rates. A floating rate security is a security the terms of which provide for the adjustment of its interest rate whenever a specified interest rate changes and that, at any time until the final maturity of the instrument or period remaining until the principal can be recovered through demand, can reasonably be expected to have a market value that approximates its amortized cost. A variable rate security is a security the terms of which provide for the adjustment of its interest rate on set dates (such as the last day of a month or calendar quarter) and that, upon each adjustment until the final maturity of the instrument or the period remaining until the principal amount can be recovered through a demand, can reasonably be expected to have a market value that approximates its amortized cost. Variable or floating rate obligations purchased by the Fund may have stated maturities in excess of the Fund’s maturity limitation if the Fund can demand payment of the principal of the instrument at least once during such period on not more than thirty days’ notice (this demand feature is not required if the instrument is guaranteed by the U.S. government or an agency thereof). These instruments may include variable amount master demand notes that permit the indebtedness to vary in addition to providing for periodic adjustments in the interest rates. The Advisor will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instrument is subject to a demand feature, will continuously monitor their financial ability to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument is equivalent to the quality standards applicable to the Fund, the issuer’s obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. The Fund will invest in variable and floating rate instruments only when the Advisor deems the investment to involve minimal credit risk.

Variable or floating rate securities held by the Fund will be subject to the Fund’s limitation on illiquid investments when the Fund may not demand payment of the principal amount within seven days absent a reliable trading market.

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In determining average weighted portfolio maturity of the Fund, short-term variable or floating rate securities are deemed to have a maturity equal to the earlier of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand. For purposes of this paragraph, “short-term” with respect to a security means that the principal amount, in accordance with the terms of the security, must unconditionally be paid in 397 calendar days or less.

In determining average weighted portfolio maturity of a Fund, long-term variable or floating rate securities are deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand. For purposes of this paragraph, “long-term” with respect to a security means that the principal amount of the security is scheduled to be paid in more than 397 days.

Variable or floating rate government securities where the variable rate of interest is readjusted no less frequently than every 762 days shall be deemed to have a maturity equal to the period remaining until the next interest rate readjustment.

When calculating the Fund’s dollar-weighted average portfolio maturity, floating rate securities are deemed to have a maturity of one day, and variable rate securities are deemed to have a maturity equal to the lesser of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

When-Issued Purchases and Forward Commitments (Delayed-Delivery Transactions). When-issued purchases and forward commitments (known as delayed-delivery transactions) are commitments by the Fund to purchase or sell particular securities with payment and delivery to occur at a future date (perhaps one or two months later). These transactions permit the Fund to lock-in a price or yield on a security, regardless of future changes in interest rates.

When the Fund agrees to purchase securities on a when-issued or forward commitment basis, the Fund will designate on its records cash or liquid assets equal to the amount of the commitment on the settlement date. Normally, the Fund will designate portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to designate additional assets in order to ensure that the value of such assets remains equal to the amount of the Fund’s commitments.

If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases, the Fund may realize a taxable capital gain or loss. When the Fund has sold a security pursuant to one of these transactions, the Fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or suffer a loss.

When the Fund engages in when-issued and forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

A when-issued or delayed delivery transaction includes a “to be announced” transaction in which a seller agrees to deliver a security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the purchaser agrees to accept any security that meets specified terms. For example, in a TBA mortgage-backed transaction, the purchaser and the seller would agree upon the issuer, coupon rate and terms of the underlying mortgages. The seller would not identify the specific underlying mortgages until it delivers mortgages that meet the specified terms.

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The market value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their market value, are taken into account when determining the net asset value of the Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

Government Intervention in Financial Markets. Recent instability in the financial markets has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Fund’s portfolio holdings. Furthermore, volatile financial markets can expose the Funds to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The Fund has established procedures to assess the liquidity of portfolio holdings and to value instruments for which market prices may not be readily available. MCM will monitor developments and seek to manage the Fund in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so.

Yields and Ratings. The yields on certain obligations, including the money market instruments in which the Fund may invest (such as commercial paper and bank obligations), are dependent on a variety of factors, including general money market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of S&P, Moody’s, Fitch and other NRSROs represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices.

The Fund will not invest more than 5% of its total assets in securities rated in the second highest rating category by such NRSROs and will not invest more than 1% of its total assets in such securities of any one issuer. The Fund intends to limit investments in the securities of any single issuer (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) to not more than 5% of the Fund’s total assets at the time of purchase, provided that the Fund may invest up to 25% of its total assets in the securities of any one issuer rated in the highest rating category by an NRSRO for a period of up to three business days. Unrated and certain single rated securities (other than U.S. government securities) may be purchased by the Fund, but are subject to a determination by the Advisor, in accordance with procedures established by the Board, that the unrated and single rated securities are of comparable quality to the appropriate rated securities.

Subsequent to its purchase by the Fund, an unrated security may be rated, a rated security may cease to be rated, or a rated security’s rating may be reduced. The Board or the Advisor, pursuant to guidelines established by the Board, will consider such an event in determining whether the Fund involved should continue to hold the security in accordance with the interests of the Fund and applicable regulations of the SEC.

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Disclosure of Portfolio Holdings. The Board has adopted policies regarding disclosure of the Munder Funds’ portfolio holdings information. These policies generally prohibit the Munder Funds, MCM, and any sub-advisor to the Munder Funds from disclosing any information concerning the Munder Funds’ portfolio holdings to any third-party earlier than the day next following the day on which the information is publicly disclosed.

The Fund may publicly disclose a complete uncertified list of its portfolio holdings as of the end of a calendar month at the discretion of the Fund’s officers. The Fund’s portfolio holdings information would be made available to the general public on the Munder Funds website (www.munder.com). In addition, MCM or any sub-advisors to the Munder Funds may disclose any and all portfolio holdings information to the following categories of persons, subject to the applicable conditions:

Service providers. The Fund may disclose portfolio holdings information to the Fund’s primary service providers (i.e., the Fund’s advisor, sub-advisors, custodian, distributor, fund accountant, administrator, sub-administrator, independent public accountants, and external legal counsel) and to other service providers (such as proxy voting services, pricing information vendors, broker-dealers who effect portfolio securities transactions, broker-dealers who provide pricing information, and providers of printing and/or regulatory filing services) who need access to such information to perform services for the benefit of the Fund. Portfolio holdings information will be disclosed to a service provider to the extent and as frequently as necessary to allow such service provider to perform its duties and responsibilities which may be immediate with no lag time. The service providers are subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law and/or contract. The Fund’s current primary service providers are MCM, State Street Bank and Trust Company, Funds Distributor LLC, PNC Global Investment Servicing, Ernst &Young LLP, Dechert LLP, and Morgan Lewis & Bockius LLP. Other service providers who routinely receive portfolio holdings information from the Fund are ISS Governance, FT Interactive, Reuters, Thomsen Financial/ILX, Bear Stearns, WM Company, R.R. Donnelley and Bowne & Co.

Other. The Fund, MCM or any sub-advisors to the Munder Funds may disclose portfolio holdings information to other individuals or entities, but only if the following conditions have been met: (1) a written request for disclosure prior to public dissemination must be submitted to and approved in writing by either the President or a Vice President of the Munder Funds and MCM’s Legal Department; (2) the President or a Vice President of the Munder Funds and MCM’s Legal Department must determine that the requested disclosure would serve a legitimate business purpose of the Fund and is in the best interests of the Fund and its shareholders; (3) the portfolio holdings information must be disclosed pursuant to the terms of a written confidentiality agreement between the recipient and the Fund, unless such disclosure is otherwise required by applicable law; and (4) none of the Munder Funds, the Munder Funds’ investment advisers, or their affiliates may receive compensation or other consideration in connection with an arrangement to make available information about the Fund’s portfolio holdings. In determining whether the requested disclosure is in the best interest of Fund shareholders, the President or Vice President of the Munder Funds, as applicable, and MCM’s Legal Department will take into consideration the likelihood that, and the extent to which, the disclosure of such information may be used in a harmful or abusive manner by the recipient. In the event of a conflict between the interests of the Munder Funds and their shareholders, on the one hand, and those of MCM, any sub-advisor to the Munder Funds, the Munder Funds’ principal underwriter, or any affiliated person of the Munder Funds, MCM, any sub-advisor to the Munder Funds or the Munder Funds’ principal underwriter, on the other hand, the conflict shall be resolved in favor of the interests of the Munder Funds and their shareholders.

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The terms of any confidentiality agreement entered into will generally provide, among other things, that (1) the portfolio holding information is the confidential property of the Munder Funds and may not be shared or used directly or indirectly for any purpose except as expressly provided in the confidentiality agreement; (2) the recipient agrees to limit access to the portfolio holdings information to its employees (and agents) who, on a need to know basis, (a) are authorized to have access to the portfolio holdings information and (b) are subject to confidentiality obligations, including a duty not to trade on non-public information; and (3) the recipient does not distribute the portfolio holdings or result of the analysis to third parties, other departments or person who are likely to use the information for purposes of purchasing or selling the Munder Funds prior to the day next following the public disclosure of such portfolio holdings information.

The types of individuals or entities to whom MCM, a sub-advisor, or the Fund might disclose portfolio holdings information prior to public disclosure subject to the conditions described above could include mutual fund evaluation services and due diligence departments of broker-dealers and wirehouses. These services and departments regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes including style, capitalization, maturity, yield, beta, etc. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. This is not meant to be an exclusive list and MCM, a sub-advisor and/or the Fund may disclose portfolio holdings to other types of third parties as long as the conditions described above are satisfied.

As of the date of this SAI, the Fund had an ongoing arrangement to provide a full list of the portfolio holdings of the Fund on a daily basis to Goldman Sachs Asset Management, L.P. in connection with the consideration of a transaction involving the transfer of a portion of the Fund’s assets. The disclosure of the information was subject to a confidentiality agreement, the terms of which include the terms described above.

Portfolio managers, analysts and other senior officers or spokespersons of MCM, any sub-advisor to the Munder Funds or the Munder Funds are permitted to disclose or confirm the ownership of any individual portfolio holding to reporters, brokers, shareholders, consultants or other interested persons provided that such information already has been publicly disclosed. MCM or a sub-advisor may periodically distribute lists of portfolio holdings held by the Munder Funds for the purpose of facilitating efficient trading of such securities and receipt of relevant research. The information on such lists shall be as of month end and will not be distributed until the day next following the public disclosure of the portfolio holdings.

The Board receives reports at its quarterly meetings concerning disclosure by the Munder Funds of portfolio holdings information. The Board, MCM or a sub-advisor may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio holdings information beyond those found in the Munder Funds’ policies. The policies may not be waived, nor may exceptions be made without the approval of MCM’s Legal Department. All waivers and exceptions will be disclosed to the Board no later than its next regularly scheduled quarterly meeting. All material amendments to the policies will be submitted to the Board for approval or ratification.

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INVESTMENT POLICIES

The Fund is subject to the investment policies enumerated in this section, which may be changed only by a vote of the shareholders of a majority of the Fund’s outstanding shares (as defined under “Other Information-Shareholder Approvals”).

As a matter of fundamental policy, the Fund:

1.	May not issue any senior security, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Among other things, this would permit the Fund to: (i) enter into commitments to purchase securities in accordance with the Fund’s investment program, including, without limitation, reverse repurchase agreements, delayed delivery securities and when-issued securities, to the extent permitted by its investment program and other restrictions; (ii) engage in short sales of securities to the extent permitted in its investment program and other restrictions; and (iii) purchase or sell futures contracts and related options to the extent permitted by its investment program and other restrictions;

2.	May not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

3.	May not act as an underwriter of securities within the meaning of the 1933 Act, except as permitted under the 1933 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Among other things, to the extent that the Fund may be deemed to be an underwriter within the meaning of the 1933 Act, this would permit the Fund to act as an underwriter of securities in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment objective, investment policies, and investment program;

4.	May not purchase or sell real estate or any interests therein, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Notwithstanding this limitation, the Fund may, among other things: (i) acquire or lease office space for its own use; (ii) invest in securities of issuers that invest in real estate or interests therein; (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; or (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities;

5.	May not purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

6.	May not make loans, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Notwithstanding this limitation, the Fund may, among other things: (i) enter into repurchase agreements, (ii) lend portfolio securities; and (iii) acquire debt securities without being deemed to be making a loan;

7.	Shall be a “diversified company” as that term is defined in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time; and

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8.	May not “concentrate” its investments in a particular industry, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction from time to time, provided that, without limiting the generality of the foregoing: (a) this limitation will not apply to the Fund’s investments in: (i) securities of other investment companies; (ii) securities issued or guaranteed as to principal and/or interest by the U.S. government, its agencies or instrumentalities; (iii) instruments issued by domestic branches of U.S. banks (including U.S. branches of foreign banks subject to regulation under U.S. laws applicable to domestic banks and, to the extent that its parent is unconditionally liable for the obligation, foreign branches of U.S. banks); or (iv) repurchase agreements (collateralized by the instruments described in clause (ii) and clause (iii)); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to the financing activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of the Fund’s investments will not constitute a violation of such limitation, except that any borrowing by the Fund that exceeds the fundamental investment limitations stated above must be reduced to meet such limitations within the period required by the 1940 Act (currently three days). In addition, if the Fund’s holdings of illiquid securities exceed 10% because of changes in the value of the Fund’s investments, the Fund will take action to reduce its holdings of illiquid securities within a time frame deemed to be in the best interest of the Fund. Otherwise, the Fund may continue to hold a security even though it causes the Fund to exceed a percentage limitation because of fluctuation in the value of the Fund’s assets.

MANAGEMENT OF THE FUND

The Trust is supervised by the Board, which is responsible for representing the interests of the shareholders. The Board meets periodically throughout the year to oversee the Fund’s activities.

Trustees and Officers. Information about the Trustees and officers of the Funds, including their business addresses, ages and principal occupations during the past five years, and other directorships of publicly traded companies or funds, are as set forth in the table below. A Trustee is deemed to be a “Non-Interested Trustee” to the extent the Trustee is not an “interested person” of the Funds (as that term is defined in Section 2(a)(19) of the 1940 Act). As used herein, the terms “Munder Funds” and “Fund Complex” consist of 26 portfolios, each of which is a series of MST or MST II.

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Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Non-Interested Trustees

Thomas D. Eckert c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 61	Trustee and Chairman	Indefinite; Trustee since 2/93, Chairman since 11/04	President and Chief Executive Officer, Capital Automotive Real Estate Services, Inc. (real estate investment operating company specializing in retail automotive properties) (since 12/05); Director, President and Chief Executive Officer, Capital Automotive REIT (real estate investment trust specializing in retail automotive properties) (10/97 to 12/05).	26	DuPont Fabros Technology, Inc. (real estate investment trust) (since 10/07)

John Rakolta, Jr. c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 61	Trustee and Vice Chairman	Indefinite; since 2/93	Chairman and Chief Executive Officer, Walbridge Aldinger Company (construction/real estate company) (since 1991).	26	None

David J. Brophy c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 72	Trustee	Indefinite; since 5/93	Professor of Finance, Stephen M. Ross School of Business – University of Michigan (since 8/66); Chief Financial Officer and Director, Asia Automotive Acquisition Corporation (blank check company) (6/05 to 6/08).	26	Nighthawk Radiology Holdings, Inc. (since 3/04); Tongxin International Ltd. (manufacturer of automotive parts) (since 7/08).

Joseph E. Champagne c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 70	Trustee	Indefinite; since 11/89	Vice President, Macomb Community College (since 7/01); Dean, Macomb Community College (since 9/97).	26	None

John Engler c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 60	Trustee	Indefinite; since 2/03	President and Chief Executive Officer, National Association of Manufacturers (public advocacy for manufacturing) (since 10/04); President of State and Local Government/Vice President of Government Solutions for North America, Electronic Data Systems Corp. (computer services) (1/03 to 8/04); Governor of the State of Michigan (1/91 to 1/03).	26	Universal Forest Products, Inc. (manufacturer and distributor of lumber products) (since 1/03); Northwest Airlines (since 4/03).

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Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Lisa A. Payne c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 49	Trustee	Indefinite; since 3/05	Director, Vice Chairman and Chief Financial Officer of Taubman Centers, Inc. (real estate investment trust specializing in developing and operating regional shopping centers) (since 6/05); Director, Executive Vice President, Chief Financial Officer and Chief Administrative Officer of Taubman Centers, Inc. (1/97 to 6/05).	26	Taubman Centers, Inc. (real estate investment trust) (since 1/97); Masco Corporation (manufacturer of home improvement and building products) (since 12/06).

Arthur T. Porter c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 52	Trustee	Indefinite; since 2/01	Executive Director, McGill University Health Centre (since 4/04); Chairman and Chief Executive Officer, University Radiation Oncology Physicians PC, Griffon Companies (10/03 to 4/04); President and Chief Executive Officer of the Detroit Medical Center (3/99 to 9/03).	26	Adherex Technologies, Inc. (biopharma-ceutical company) (since 3/04); Air Canada (since 10/06).

Interested Trustee

Michael T. Monahan(3) c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 69	Trustee	Indefinite; since 8/00	President of Monahan Enterprises, LLC (consulting company) (since 6/99).	26	CMS Energy Corporation (energy company) (since 12/02).

(1)	The Trustee may serve until his/her death, resignation, removal or retirement. Pursuant to the By-Laws, any Trustee shall retire as Trustee at the end of the calendar year in which he/she attains the age of 75 years.

(2)	Length of time served is measured from the earliest date of service as a Trustee of any of the Munder Funds or their predecessors.

(3)	Mr. Monahan is an “interested person” as defined under the 1940 Act. Mr. Monahan owns stock and receives retirement and health benefits from Comerica Incorporated which is the indirect parent company of World Asset Management, Inc., the sub-advisor to three Munder Funds. Prior to December 29, 2006, Comerica Incorporated was also the indirect parent company of the Advisor. Mr. onahan also receives retirement and health benefits from Comerica.

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Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years
Officers

John S. Adams 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 50	President and Principal Executive Officer	through 2/09; since 4/06	Chief Executive Officer and Chief Investment Officer of Munder Capital Management (investment advisor) (since 12/06); Chief Executive Officer of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); President and Chief Investment Officer of Pierce Street Advisors, LLC (investment advisor) (since 3/06); President and Chief Investment Officer of Munder Capital Management (investment advisor) (3/06 to 12/06); Managing Director and Chief Investment Officer, Equities of Munder Capital Management (12/04 to 3/06); Senior Portfolio Manager of Munder Capital Management (6/87 to 12/04).

Stephen J. Shenkenberg 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 50	Vice President, Secretary, Chief Legal Officer and Chief Compliance Officer	through 2/09; since 8/00	Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Management (investment advisor) (since 2/05); Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); General Counsel and Chief Compliance Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Executive Vice President and General Counsel of Munder Capital Management (7/00 to 2/05); Director of Diversified Strategy Hedge Fund, Ltd. (since 1/06).

Peter K. Hoglund 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 42	Vice President and Principal Financial Officer	through 2/09; since 2/01	Managing Director and Chief Financial Officer of Munder Capital Management (investment advisor) (since 9/08); Managing Director, Chief Financial Officer and Treasurer of Munder Capital Holdings, LLC (investment advisor holding company) (since 9/08); Chief Administrative Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Managing Director and Chief Administrative Officer of Munder Capital Management (2/05 to 9/08); Managing Director, Chief Administrative Officer and Treasurer of Munder Capital Holdings, LLC (12/06 to 9/08); Chief Administrative Officer of Munder Capital Management (5/00 to 2/05).

David W. Rumph 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 37	Treasurer and Principal Accounting Officer	through 2/09; since 8/08	Director, Mutual Fund Treasury Oversight of Munder Capital Management (investment advisor) (since 7/08); Manager, Mutual Fund Treasury Administration of Munder Capital Management (10/07 to 7/08); Senior Mutual Fund Treasury Analyst of Munder Capital Management (4/01 to 10/07).

Bradford E. Smith 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 36	Assistant Treasurer	through 2/09; since 5/00	Director of Mutual Fund Operations of Munder Capital Management (investment advisor) (since 3/01).

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Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years
Kevin R. Kuhl 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 32	Assistant Treasurer	through 2/09; since 8/04	Director, Accounting of Munder Captial Management (investment advisor) (since 7/08); Manager of Mutual Fund Administration of Munder Capital Management (1/08 to 7/08); Senior Mutual Fund Treasury Analyst of Munder Captial Management (10/07 to 1/08); Mutual Fund Treasury Analyst of Munder Capital Management (5/02 to 10/07).

Melanie Mayo West 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 41	Assistant Secretary	through 2/09; since 8/01	Associate General Counsel of Munder Capital Management (investment advisor) (since 11/00).

Mary Ann C. Shumaker 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 54	Assistant Secretary	through 2/09; since 8/99	Assistant Secretary of Munder Capital Management (investment advisor) (since 2/05); Associate General Counsel of Munder Capital Management (since 3/98).

Amy D. Eisenbeis 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 44	Assistant Secretary	through 2/09; since 2/05	Associate General Counsel of Munder Capital Management (investment advisor) (since 10/04).

(1)	The officers are elected annually by the Board.

(2)	Length of time served is measured from the earliest date of service as an officer of any of the Munder Funds or their predecessors.

Standing Committees of the Board. The Board of Trustees has a standing Audit Committee presently consisting of Dr. Brophy (Chairman of the Committee), Dr. Porter and Mr. Rakolta. All are members of the Board and are currently not “interested” persons (as defined in the 1940 Act) of the Fund. The Board has adopted a written charter for the Audit Committee. The principal function of the Fund’s Audit Committee is to oversee the accounting, auditing and financial reporting processes of the Fund. The Audit Committee is responsible for, among other things, (1) recommending, engaging and terminating the Fund’s independent registered public accounting firm (subject to ratification by the Board or shareholders, if required), (2) pre-approving all audit and non-audit services to be provided by the independent registered public accounting firm to the Fund and certain Fund affiliates, (3) reviewing with the independent registered public accounting firm the proposed scope of, and fees for, their audit, the registered public accounting firm’s independence, and the staffing of the audit team of the Fund, (4) receiving and considering a report from the independent registered public accounting firm concerning their conduct of the audit, including any comments or recommendations they might want to make in that connection, (5) considering all critical accounting policies and practices to be used by the Fund and any proposed alternative treatments thereof, and (6) investigating any improprieties or suspected improprieties in the operations of the Fund. The Audit Committee met four times during the last fiscal year of the Fund.

The Board of Trustees has a Board Process and Governance Committee. The Board Process and Governance Committee presently consists of Dr. Champagne (Chairman of the Committee), The Hon. Mr. Engler, Mr. Monahan, Ms. Payne and Dr. Porter. The function of the Board Process and Governance Committee is to review and assess the adequacy of the Board’s ongoing adherence to industry corporate governance best practices and make recommendations as to any appropriate changes; review and make recommendations to the Board regarding Trustee compensation and expense reimbursement policies;

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undertake periodically to coordinate and facilitate evaluations of the Board and recommend improvements, as appropriate; and meet with Fund management to review reports and other information concerning the status of the Fund’s operations, procedures and processes. The Board Process and Governance Committee met four times during the last fiscal year of the Fund.

The Board of Trustees has a Nominating Committee. The Nominating Committee presently consists of Mr. Rakolta (Chairman of the Committee), Dr. Brophy, Dr. Champagne, Mr. Eckert and The Hon. Mr. Engler. In the event of any vacancies on or additions to the Board, the Nominating Committee is responsible for (i) identifying and evaluating potential candidates to fill any such vacancy on the Board; (ii) selecting from among the potential candidates a nominee to be presented to the full Board for its consideration; and (iii) recommending to the Board a nominee to fill any vacancy on the Board. The Nominating Committee may seek suggestions for potential nominees to fill positions on the Board as Non-Interested Trustees from any party it deems appropriate. For potential nominees to fill positions on the Board as Interested Trustees, the Nominating Committee will consider the views and recommendations of the Advisor. The Nominating Committee did not meet during the last fiscal year of the Funds.

Shareholders may submit for the Nominating Committee’s consideration, recommendations regarding potential nominees to fill the position of a Non-Interested Trustee on the Board. Each eligible shareholder or shareholder group may submit no more than one nominee each calendar year. In order for the Nominating Committee to consider shareholder submissions, the following requirements must be satisfied regarding the nominee:

1. The nominee must satisfy certain qualifications described below and in the Fund’s organizational documents, including qualification as a possible Non-Interested Trustee.

2. The nominee may not be the nominating shareholder, a member of the nominating shareholder group or a member of the immediate family of the nominating shareholder or any member of the nominating shareholder group.

3. Neither the nominee nor any member of the nominee’s immediate family may be currently employed or employed within the last year by any nominating shareholder entity or entity in a nominating shareholder group.

4. Neither the nominee nor any immediate family member of the nominee is permitted to have accepted directly or indirectly, during the year of the election for which the nominee’s name was submitted, during the immediately preceding calendar year, or during the year when the nominee’s name was submitted, any consulting, advisory, or other compensatory fee from the nominating shareholder or any member of a nominating shareholder group.

5. The nominee may not be an executive officer, director (or person fulfilling similar functions) of the nominating shareholder or any member of the nominating shareholder group, or of an affiliate of the nominating shareholder or any such member of the nominating shareholder group.

6. The nominee may not control the nominating shareholder or any member of the nominating shareholder group (or, in the case of a holder or member that is a fund, an “interested person” of such holder or member as defined by Section 2(a)(19) of the 1940 Act).

7. A shareholder or shareholder group may not submit for consideration a nominee who has previously been considered by the Nominating Committee.

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In order for the Nominating Committee to consider shareholder submissions, the following requirements must be satisfied regarding the shareholder or shareholder group submitting the proposed nominee:

1. Any shareholder or shareholder group submitting a proposed nominee must beneficially own, either individually or in the aggregate, more than 5% of the Fund’s securities that are eligible to vote both at the time of submission of the nominee and at the time of the Board member election. Each of the securities used for purposes of calculating this ownership must have been held continuously for at least two years as of the date of the nomination. In addition, such securities must continue to be held through the date of the meeting. The nominating shareholder or shareholder group must also bear the economic risk of the investment and the securities used for purposes of calculating the ownership cannot be held “short.”

2. The nominating shareholder or shareholder group must also submit a certification that provides the number of shares which the person or group has (a) sole power to vote or direct the vote; (b) shared power to vote or direct the vote; (c) sole power to dispose or direct the disposition of such shares and (d) shared power to dispose or direct the disposition of such shares. In addition the certification shall provide that the shares have been held continuously for at least 2 years.

3. Shareholders or shareholder groups submitting proposed nominees must substantiate compliance with the above requirements at the time of submitting their proposed nominee as part of their written submission to the attention of the Nominating Committee. This submission should be provided no later than the first calendar quarter of the current year and must include: (a) the shareholder’s contact information; (b) the nominee’s contact information and the number of Fund shares owned by the proposed nominee; (c) all information regarding the nominee that would be required to be disclosed in solicitations of proxies for elections of directors required by Regulation 14A of the Securities Exchange Act of 1934, as amended (“1934 Act”); and (d) a notarized letter executed by the nominee, stating his or her intention to serve as a nominee and be named in the Fund’s proxy statement, if so designated by the Nominating Committee and the Fund’s Board.

To qualify as a nominee for the Board, individuals, at the time of nomination, should: (i) have substantial expertise, work experience or relationships that would contribute to the overall effectiveness of the Board, including in overseeing the Fund and protecting the interests of the Fund’s shareholders; (ii) have a degree from an accredited university or college in the United States or the equivalent degree from an equivalent institution of higher learning in another country or a certification as a public accountant; (iii) have no criminal convictions (other than traffic violations) or felony or misdemeanor convictions involving the purchase or sale of a security; (iv) not have been the subject of any order, judgment or decree (which was not subsequently reversed, suspended or vacated) of any federal or state authority finding that the individual violated or is in violation of any federal or state securities laws; and (v) not cause the Fund, as determined by the Nominating Committee in consultation with counsel to the Non-Interested Trustees, to be in violation of or not in compliance with: (a) any applicable law, regulation or regulatory interpretation, (b) the applicable Fund’s organizational documents, or (c) any general policy adopted by the Board regarding either the mandatory retirement age of any Board member or the percentage of Board that must be comprised of Non-Interested Trustees.

Management Ownership of the Fund. The following table sets forth, for each Trustee, the aggregate dollar range of equity securities owned of the Fund and of all funds in the Fund Complex overseen by each Trustee as of December 31, 2007.

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Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Non-Interested Trustees
John Rakolta, Jr.	None	Over $100,000
David J. Brophy	None	$10,001 - $50,000
Joseph E. Champagne	None	$50,001 - $100,000
Thomas D. Eckert	None	Over $100,000*
Arthur T. Porter	None	$50,001 - $100,000
John Engler	None	Over $100,000
Lisa A. Payne	None	None*
Interested Trustee
Michael T. Monahan	Over $100,000	Over $100,000

*	Both Mr. Eckert and Ms. Payne participate in the Fund’s deferred compensation plan, through which their compensation as Trustees is valued as if it were invested in shares of the Munder Funds (as described below).

As of the date of this SAI, no officer, director or employee of the Advisor, the Custodian, the Distributor, the Administrator, the Sub-Administrator or the Transfer Agent, as defined below, currently receive any compensation from the Trust. As of October 1, 2008, the Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of the Fund.

Compensation. Each Trustee of MST and MSTII is paid quarterly an aggregate fee consisting of a $96,000 annual retainer ($132,000 for the Chairman) for services provided as a Trustee, plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Trustee who is Chairman of a Committee (Audit Committee, Board Process and Governance Committee, and/or Nominating Committee) also receives an annual retainer of $6,000 for such service. For quarters ending prior to October 1, 2007, each Trustee of MST and MSTII was paid an aggregate fee consisting of a $78,000 annual retainer ($114,000 for the Chairman) for services provided as a Trustee, plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Trustee who was Chairman of a Committee also received an annual retainer of $3,000 for such service. In addition, Trustees of MST and MSTII who were also Trustees of The Munder @Vantage Fund (“@Vantage”), which was reorganized on December 14, 2007 with and into the Munder Internet Fund, a series of MST, received a pro rata portion of a $6,000 annual retainer for services provided as a Trustee of @Vantage.

The Board has adopted a deferred compensation plan (“Deferred Compensation Plan”) pursuant to which each Trustee who receives compensation from the Funds of MST and MST II may defer, for a specified period of time, the receipt of all or some portion of the fees earned for Board service. Each Trustee must make his deferral elections prior to January 1 of the calendar year for which fees are to be deferred. Previous deferral elections will automatically remain in effect for subsequent years unless the Trustee makes an alternative election prior to January 1 of the calendar year for which fees are to be deferred. Amounts deferred will be valued as if they were invested in one or more of the Funds selected by the deferring Trustee. These amounts will not, however, actually be invested in shares of the Funds and the obligation of MST and MST II to make payments under the Deferred Compensation Plan will be unsecured general obligations of the Funds of MST and MST II, payable out of the general assets and property of such Funds. A Trustee may elect to have the amounts earned under the Deferred Compensation Plan distributed (1) on a specified date, (2) upon termination of Board service, or (3) the earlier of choice (1) or (2). Payment of amounts earned under the Deferred Compensation Plan may be made in a lump sum or in annual installments over the number of years specified by the Trustee (up to 10 years). If a Trustee dies, the balance of the amounts earned will be paid to his or her designated beneficiary in a lump sum.

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The following table summarizes the compensation, including committee fees, paid to the Trustees of MST and MST II for the twelve-month period ended June 30, 2008.

Compensation Table

Name and Position of Trustee	Aggregate Compensation from MST (1)	Aggregate Compensation from MST II (1)	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from Fund Complex Paid to Trustees(1)
John Rakolta, Jr.	$100,000	$4,000	None	None	$104,000
David J. Brophy	$100,000	$4,000	None	None	$104,000
Joseph E. Champagne	$100,000	$4,000	None	None	$104,000
Thomas D. Eckert	$126,923	$5,077	None	None	$132,000
John Engler	$92,308	$3,692	None	None	$96,000
Michael T. Monahan	$92,308	$3,692	None	None	$96,000
Lisa A. Payne	$92,308	$3,692	None	None	$96,000
Arthur T. Porter	$92,308	$3,692	None	None	$96,000

(1)	As of June 30, 2008, there were two investment companies in the Fund Complex (MST and MST II) and 26 funds in the Fund Complex. Amounts provided for the Fund Complex for the period include those paid to the Trustee by MST and MST II. For the fiscal year ended June 30, 2008, each of Mr. Eckert and Ms. Payne deferred all of their compensation pursuant to the Deferred Compensation Plan described above. As of June 30, 2008, the total value of the compensation from the Fund Complex deferred by the Trustees for all prior periods was $896,382 for Mr. Eckert, $178,179 for Ms. Payne and $85,459 for Dr. Porter.

Material Relationships of the Non-Interested Trustees. For the purposes of the statements below, the immediate family members of any person are a person’s spouse, children residing in the person’s household (including step and adoptive children) and any dependent of the person; an entity in a control relationship means any person who controls, is controlled by or is under common control with the named person; a related fund is a registered investment company or an entity exempt from the definition of an investment company pursuant to Sections 3(c)(1) or 3(c)(7) of the 1940 Act, in each case for which the Advisor or any of its affiliates acts as investment adviser.

As of December 31, 2007, none of the Non-Interested Trustees, nor any members of their immediate families, beneficially owned any securities issued by the Advisor or any other entity in a control relationship to the Advisor.

During the calendar years of 2006 and 2007, none of the Non-Interested Trustees, nor any member of their immediate family, had any direct or indirect interest (the value of which exceeds $120,000), whether by contract, arrangement or otherwise, in the Advisor or any other entity in a control relationship to the Advisor.

During the calendar years 2006 and 2007, none of the Non-Interested Trustees, nor any members of their immediate families, except for Mr. Rakolta and Ms. Payne, had an interest in a transaction or a series of transactions in which the aggregate amount involved exceeded $120,000 and to which any of the following were a party (each, a “Fund-Related Party”): (i) the Fund, (ii) an officer of the Fund, (iii) a related fund, (iv) an officer of any related fund, (v) an advisor to the Munder Funds; (vi) any affiliate of an advisor to the Munder Funds; or (vii) an officer of any such affiliate.

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Ms. Payne is Director, Vice Chairman and Chief Financial Officer of Taubman Centers, Inc. (“Taubman”), a publicly-held real estate investment trust specializing in developing and operating regional shopping centers. Mr. Rakolta is Chairman and Chief Executive Officer, Walbridge Aldinger Company (“Walbridge”), a privately-owned construction/real estate company. During the 2006 and 2007 calendar years, Comerica Bank, a wholly-owned subsidiary of Comerica, which was the indirect parent company of the Advisor until December 29, 2006, and which is the indirect parent company of World Asset Management, Inc. was one of several commercial banks and lending facilities with which Taubman had secured lines of credit, Taubman had construction loans and mortgage loans, and Walbridge had a stand-by line of credit. In all cases, the arrangements with Comerica Bank were subject to standard agreements that were negotiated at arms’ length, subject to customary terms, conditions and interest rates.

None of the Funds’ Trustees or officers has any arrangement with any other person pursuant to which the Trustee or officer was elected to serve in such capacity. During the calendar years 2006 and 2007, none of the Non-Interested Trustees, nor any members of their immediate family, had any relationship (the value of which exceeds $120,000) with any Fund-Related Party, including, but not limited to, relationships arising out of (i) the payments for property and services, (ii) the provision of legal services, (iii) the provision of investment banking services (other than as a member of the underwriting syndicate), or (iv) the provision of consulting service.

During the calendar years 2006 and 2007, none of the Non-Interested Trustees, nor any member of their immediate family, had any position, including as an officer, employee, director or partner, with any of: (i) the Fund, (ii) an officer of the Fund, (iii) a related fund, (iv) an officer of any related fund, (v) the Advisor, or (vi) any other entity in a control relationship to the Fund.

Proxy Voting Policies. Ordinarily, the securities in which the Fund invests will be non-voting securities. In the event that the Fund does receive a proxy statement related to a portfolio security, it is the Fund’s policy that proxies received are voted in the best interests of the Fund shareholders. The Board has delegated to the Advisor discretionary investment management authority with respect to the assets of the Fund, which includes proxy voting authority, and directed that the Advisor implement proxy voting policies and procedures (“Proxy Procedures”) in exercising that authority. Set forth below are the Advisor’s policies on voting shares owned by the Fund. These policies may be revised from time to time with the approval of the Board.

The Advisor has adopted and implemented the Proxy Procedures and has established a “Proxy Committee” as a means reasonably designed to ensure that the Advisor votes any proxy or other beneficial interest in an equity security prudently and solely in the best interest of the Funds considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote.

The Advisor has retained ISS Governance Services, a subsidiary of RiskMetrics Group, Inc., (“ISS”) to review proxies received for client accounts and recommend how to vote them. ISS has established voting guidelines that are consistent in all material respects with the policies and the process noted herein. The Advisor has also retained ISS to provide its voting agent service. As such, ISS is responsible for ensuring that all proxy ballots are submitted in a timely manner. At least annually, the Proxy Committee will review ISS’s “Proxy Voting Guidelines” to confirm that they are consistent in all material respects with the Advisor’s Proxy Procedures. The Proxy Committee meets as needed to administer the Advisor’s proxy review and voting process and revise and update the Proxy Procedures as appropriate. At least monthly, the Proxy Committee reviews selected recommendations made by ISS to further the goal of voting proxies in a manner consistent with the best interest of the Funds.

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The Advisor generally will vote proxies consistent with ISS’s recommendations without independent review, unless the subject matter of the proxy solicitation raises complex, unusual or significant issues and client holdings for a particular issuer are of meaningful size or value.

For these purposes, the holding of a particular issuer would be considered to be meaningful if: (i) the particular issuer soliciting proxies or to whom the proxy solicitation relates represents at least two percent (2%) of the fair market value of any advisory client’s account and the fair market value of the portfolio holding is at least one million dollars ($1,000,000); or (ii) all client accounts with respect to which the Advisor holds full discretionary authority to vote a client’s proxies hold, in the aggregate, at least one percent (1%) of the outstanding voting shares of the issuer. As a result of the foregoing, MCM will generally vote proxies consistent with ISS’s recommendations without independent review, unless the subject matter of the proxy solicitation raises complex, unusual or significant issues and the cost of reviewing ISS’s advice and recommendations with respect to a particular proxy do not outweigh the potential benefits to clients from its review of ISS’s advice and recommendations.

In each instance where the Advisor does not separately review ISS’s recommendations, clients’ proxies will always be voted consistent with ISS’s recommendations. In each instance where the Advisor does separately review ISS’s recommendation, the Advisor may vote differently from ISS’s recommendation, if, based upon certain criteria generally described in the following paragraph, the Advisor determines that such vote is in the best interests of the Fund.

The Advisor generally is willing to vote with recommendations of management on matters of a routine administrative nature (e.g., appointment or election of auditors). The Advisor’s position is that management should be allowed to make those decisions that are essential to the ongoing operation of the company and that are not expected to have a major economic impact on the corporation and its shareholders. The Advisor generally is opposed to special interest proposals that involve an economic cost to the corporation or that restrict the freedom of management to operate in the best interest of the corporation and its shareholders. With respect to those issues, the Advisor will generally refrain from voting or vote with management. The Advisor is generally not willing to vote with management on proposals that have the potential for major adverse economic impact on the corporation and the long-term value of its shares (e.g., executive compensation issues) without independent analysis. The Advisor believes that the owners of the corporation should carefully analyze and decide such issues on a case-by-case basis.

From time to time a portfolio manager, an analyst or a member of the Proxy Committee may disagree with ISS’s recommendation on how to vote proxies for one or more resolutions. However, because the Advisor may have business interests that expose it to pressure to vote a proxy in a manner that may not be in the best interest of the Fund, all requests to vote differently from the ISS recommendation with respect to a particular matter must be submitted to the Proxy Committee and the Advisor’s legal/compliance department (“Legal/Compliance Department”) for independent review. In that review, the Proxy Committee seeks to determine whether the request is in the best interests of the Fund and to identify any actual or potential conflicts between the interests of the Advisor and those of the Fund. If the Proxy Committee approves the request, it is then submitted to the Legal/Compliance Department for review of any actual or potential conflicts of interest that have been identified. The Legal/Compliance Department must approve a request before it is implemented. Such a request for approval will be accompanied by a written description of the conflict. The Legal/Compliance Department may approve a request only under the following conditions:

(i)	No Conflict. No conflict of interest is identified.

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(ii)	Immaterial or Remote Conflict. A potential or actual conflict of interest is identified, but such conflict, in the reasonable judgment of the Legal/Compliance Department, is so clearly immaterial or remote as to be unlikely to influence any determination made by the Proxy Committee.

(iii)	Material Conflict. In the event a potential or actual conflict of interest is identified and appears to be material, the Legal/Compliance Department may approve the request only with written approval from its applicable clients. If an override request is approved by clients holding a majority of the subject shares over which the Advisor has voting discretion, the Legal/Compliance Department may approve the override with respect to all applicable clients without seeking or obtaining additional approval from each of them. With respect to the Fund, if the Advisor receives instructions from the Board Process and Governance Committee, the Advisor will vote the Fund’s shares in accordance with such instructions. If no instructions are received from the Fund and approval is not obtained from clients holding a majority of the subject shares held by unaffiliated clients, the Advisor will vote the shares in accordance with ISS’s recommendation.

Every decision to vote on a resolution in a proxy solicited by a company held by the Fund in a manner different from the recommendation of ISS is disclosed to the Board at its next regularly scheduled meeting along with an explanation for the vote.

Notwithstanding the above, and pursuant to an exemptive order issued by the SEC to iShares Trust, et al. and procedures approved by the Board, the Fund will vote its shares of an iShares fund in the same proportion as the vote of all other holders of shares of such iShares fund, during any period in which the Munder Funds, the Advisor, and certain affiliates in the aggregate hold 25% or more of the outstanding voting securities of such iShares fund.

The Fund files with the SEC its proxy voting record for each 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Fund each year by August 31. The most recent Form N-PX or voting record information is available without charge, upon request, by calling (800) 438-5789 or by visiting our website at http://www.munder.com or the SEC’s website at http://www.sec.gov.

Trustee Liability. The Declaration of Trust of the Trust provides that all persons having any claim against the Trustees or the Trust shall look solely to the trust property for payment; that no Trustee of the Trust shall be personally liable for or on account of any contract, debt, tort, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the trust property or the conduct of any business of the Trust; and that no Trustee shall be personally liable to any person for any action or failure to act except by reason of such Trustee’s own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her duties as a trustee. With the exception stated, the Declaration of Trust provides that a Trustee is entitled to be indemnified against all liabilities and expenses reasonably incurred by such Trustee in connection with the defense or disposition of any proceeding in which he/she may be involved or with which he/she may be threatened by reason of being or having been a Trustee, and that the Trust will indemnify officers, representatives and employees of the Trust to the same extent that Trustees are entitled to indemnification.

INVESTMENT ADVISORY AND OTHER SERVICE ARRANGEMENTS

Investment Advisor. The investment advisor of the Fund is Munder Capital Management, a Delaware general partnership (“MCM” or the “Advisor”). As of the date of this SAI, the partners of MCM are Munder Capital Holdings, LLC, which owns approximately 99.4% of MCM, and Munder Capital Holdings II, LLC, which owns approximately 0.6% of MCM. As of June 30, 2008, the ownership

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of MCM was as follows: MCM employees held partnership units representing 25.2% of the firm’s value with an opportunity to increase their interest to over 30% (or approximately 35% of the outstanding voting power) within the next four years; Crestview Partners GP, L.P. and its affiliates held units representing 63% of the firm’s value; and other minority-interest investors held units totaling 11.8% of the value. Prior to December 29, 2006, MCM was an indirect subsidiary of Comerica Bank, which in turn, is a wholly-owned subsidiary of Comerica, a publicly-held bank holding company, which owned or controlled approximately 96% (89% on a fully diluted basis) of the partnership interests in MCM.

The Advisor serves as the investment advisor to the Fund and other Munder Funds pursuant to a Combined Advisory Agreement dated December 29, 2006 (“Combined Advisory Agreement”). Under the terms of the Combined Advisory Agreement, the Advisor furnishes continuing investment supervision to the Fund and is responsible for the management of the Fund’s portfolio. Unless delegated to a sub-advisor as permitted under the Combined Advisory Agreement, the Advisor has the responsibility for making decisions to buy, sell or hold a particular security for the Fund, subject to review by the Board.

Unless sooner terminated, the Combined Advisory Agreement will continue in effect until June 30, 2009, and for successive one-year periods thereafter, provided that such continuance is specifically approved annually by (a) the vote of a majority of the Board members who are not parties to the Combined Advisory Agreement or interested persons (as defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on such approval, and (b) either (i) the vote of a majority of the outstanding voting securities of the Fund, or (ii) the vote of a majority of the Board. The Combined Advisory Agreement is terminable with respect to the Fund, or any Munder Fund, by a vote of the Board, or by the holders of a majority of the outstanding voting securities of the Fund, at any time without penalty, upon 60 days’ written notice to the Advisor. The Advisor may also terminate its advisory relationship with respect to the Fund without penalty upon 90 days’ written notice to the Fund. The Combined Advisory Agreement terminates automatically in the event of its assignment (as defined in the 1940 Act).

Under the Combined Advisory Agreement, the Fund has agreed to pay the Advisor for the advisory services provided and expenses assumed by the Advisor an annual fee computed daily and payable daily at an annual rate of 0.20% of the Fund’s average daily net assets. Prior to May 17, 2006, the Fund paid the Advisor for the advisory services provided and expenses assumed by the Advisor an annual fee computed daily and payable daily at a rate of 0.35% of the Fund’s average daily net assets.

The advisory fees received by the Advisor from the Fund were $473,529, $216,425, $273,299, and $320,119 for the fiscal year ended December 31, 2005, the period ended June 30, 2006, and the fiscal years ended June 30, 2007 and 2008, respectively. Effective February 14, 2006, the Fund changed its fiscal and tax year end from December 31 to June 30.

The shareholders of the Fund have approved a “manager of managers” arrangement that would permit the Advisor to enter into, and materially amend, sub-advisory agreements with any sub-advisors retained by the Advisor to manage the Fund without obtaining shareholder approval, if the Board concludes that such arrangements would be in the best interests of the shareholders of the Fund. The Fund would be able to implement a manager of managers arrangement in the event that either (1) the SEC adopts proposed Rule 15a-5 under the 1940 Act (“Proposed Rule”) or (2) the Munder Funds apply for and are granted an SEC exemptive order. In either case, no further shareholder vote would be required either to approve a sub-advisory agreement entered into by the Advisor or to amend materially any such sub-advisory agreement, subject to the conditions in the Proposed Rule or the exemptive order, as applicable, including approval of any such agreement or material change to such agreement by the Board (including a majority of the Non-Interested Trustees).

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Administrator. In addition to serving as the Advisor to the Fund, MCM serves as the administrator (“Administrator”) for the Munder Funds. The Fund has entered into a Combined Administration Agreement with MCM (“Administration Agreement”) that was amended and restated on October 30, 2003, and most recently amended on June 30, 2008. Pursuant to the Administration Agreement, MCM is responsible for (i) general administrative duties associated with the day-to-day operations of the Fund; (ii) monitoring and coordinating the activities of the other service providers of the Fund; (iii) providing fund accounting functions, including overseeing the computation of the Fund’s net asset value; (iv) assisting in the preparation of financial and tax reports; (v) ongoing monitoring and testing of portfolio compliance; and (vi) oversight and review of regulatory affairs and corporate governance. In performing its duties and obligations under the Administration Agreement, MCM shall not be held liable except in the case of its willful misconduct, bad faith or negligence in the performance of such duties and obligations.

The Administration Agreement permits MCM to enter into an agreement with one or more third parties pursuant to which such third parties may provide sub-administrative services to the Fund. Accordingly, MCM has entered into a sub-administration agreement with State Street Bank and Trust Company (“Sub-Administrator”), to provide certain administrative services to the Fund.

As compensation for its administrative services, the Administrator is entitled to receive from each Munder Fund $8,800 annually ($8,000 prior to April 1, 2008) for services relating to the preparation of financial reports, plus an annual fee that is computed daily and payable monthly equal to the greater of (1) $50,000 plus $6,000 per each active class of such Munder Fund greater than one, or (2) a percentage of the average daily net assets of such Munder Fund that varies with the amount of such Munder Fund’s average daily net assets as follows: (a) 0.1530% of average daily net assets up to $100,000,000, (b) 0.128% of average daily net assets from $100,000,001 to $250,000,000, (c) 0.104% of average daily net assets from $250,000,001 to $500,000,000, (d) 0.079% of average daily net assets from $500,000,001 to $1,000,000,000 and (e) 0.055% of average daily net assets in excess of $1,000,000,000.

For the fiscal year ended December 31, 2005, the period ended June 30, 2006, and the fiscal years ended June 30, 2007 and 2008, MCM received administrative fees from the Funds in the amounts set forth in the table below.

Calendar year ended December 31, 2005(1)	Period ended June 30, 2006	Fiscal year ended June 30, 2007	Fiscal year ended June 30, 2008
$207,021	$104,879	$204,132	$237,877

(1)	Effective February 14, 2006, the Fund changed its fiscal and tax year end from December 31 to June 30.

Distributor. The Fund’s distributor is Funds Distributor, LLC (“FD” or “Distributor”) and its principal office is located at 10 High Street, 15th Floor, Boston, Massachusetts 02110. The Trust has entered into a distribution agreement (“Distribution Agreement”) under which the Distributor, as agent, sells shares of the Fund on a continuous basis. The Distributor has agreed to use appropriate efforts to solicit orders for the purchase of shares of the Fund, although it is not obligated to sell any particular amount of shares. Under the Distribution Agreement, the Fund pays no fees to FD for its services as distributor. Nevertheless, in its role as distributor, FD is the dealer of record on shares of the Fund purchased without using a broker or other intermediary (“Fund Direct Transaction”), and, as such, FD may receive any applicable Rule 12b-1 fees associated with such Fund Direct Transactions. FD may use those Fund Direct Transaction-related 12b-1 fees to pay distribution-related expenses. FD’s use of such 12b-1 fees would result in a potential economic benefit to the Advisor. In addition, the Advisor pays FD a fee for providing certain distribution support services relating to the Fund.

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Distribution and Services Arrangements. The Fund has adopted a Distribution and Service Plan (“Plan”) in accordance with Rule 12b-1 under the 1940 Act, pursuant to which it uses its assets to finance activities relating to distribution of its shares and the provision of certain shareholder services. Under the Plan, the Fund pays the Distributor an annual service fee of up to 0.25% of the value of average daily net assets of the Fund and an annual distribution fee at the rate of up to 0.10% of the value of average daily net assets of the Fund.

Under the Plan, the Distributor uses the service fees primarily to pay ongoing trail commissions to securities dealers (which may include the distributor itself) and other financial institutions and organizations (collectively, the “Service Organizations”) who provide shareholder services for the Fund. These shareholder services include, among other things, processing new shareholder account applications, preparing and transmitting to the Fund’s transfer agent computer processable tapes of all transactions by shareholders and serving as the primary source of information to shareholders in answering questions concerning the Fund and their transactions with the Fund.

Under the terms of the Plan, the Plan continues from year to year, provided such continuance is approved annually by vote of the Board, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of that Plan (“Non-Interested Plan Trustees”). All amendments of the Plan also must be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without penalty, by vote of a majority of the Non-Interested Plan Trustees or by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. Pursuant to the Plan, the Distributor will provide the Board of Trustees quarterly reports of amounts expended under the Plan and the purpose for which such expenditures were made.

The Plan permits payments to be made by the Fund to the Distributor and others for expenditures incurred in connection with the distribution of Fund shares to investors and the provision of certain shareholder services, including but not limited to the payment of compensation, including incentive compensation, to Service Organizations to obtain various distribution-related services for the Fund. The Distributor is also authorized to engage in advertising, the preparation and distribution of sales literature and other promotional activities on behalf of the Fund. In addition, the Plan authorizes payments by the Fund to the Distributor and others for the cost of preparing, printing and distributing Fund prospectuses and statements of additional information to investors and of implementing and operating the Plan. Distribution expenses also include an allocation of overhead of the Distributor and accruals for interest on the amount of distribution expenses incurred by the Distributor.

The Trustees have determined that the Plan will benefit the Trust and its respective shareholders by (i) providing an incentive for broker or bank personnel to provide continuous shareholder servicing after the time of sale; (ii) retaining existing accounts; (iii) facilitating portfolio management flexibility through continued cash flow into the Fund; and (iv) maintaining a competitive sales structure in the mutual fund industry.

The Distributor expects to pay sales commissions to dealers authorized to sell the Fund’s shares at the time of sale. The Distributor will use its own funds (which may be borrowed) to pay such commissions pending reimbursement by the Plan. In addition, the Advisor or Distributor, or any of their affiliates, may from time to time pay for shareholder services or distribution out of their own resources without additional cost to the Fund or its shareholders.

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The fees paid to the Distributor pursuant to the Plan for the Fund (including when it was a Predecessor Fund) are set forth in the table below.

Fiscal year ended December 31, 2005(1)(2)		Period ended June 30, 2006(1)		Fiscal year ended June 30, 2007(1)		Fiscal year ended June 30, 2008
Service Fees	Distribution Fees	Service Fees	Distribution Fees	Service Fee	Distribution Fees	Service Fees	Distribution Fees
$338,237	$135,292	$171,876	$68,751	$338,418	$135,367	$400,150	$160,060

(1)	The Distributor waived $147,758, $135,367 and $160,060 of the amounts shown in the table above during the period ended June 30, 2006, and the fiscal years ended June 30, 2007 and 2008, respectively

(2)	Effective February 14, 2006, the Fund changed its fiscal and tax year end from December 31 to June 30.

The following amounts paid to the Distributor by the Fund under the Plan during the fiscal year ended June 30, 2008 were spent on:

Advertising	Printing and Mailing of Prospectuses to other than Current Shareholders	Compensation to Underwriters	Compensation to Dealers	Compensation to Sales Personnel	Interest Carrying or other Financing Charges
$31,676	—	—	$440,227	—	—

Additional Compensation Paid to Intermediaries. In addition to paying fees under the Fund’s Plan, the Fund may pay fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the Advisor or the Munder Funds for sub-administration, sub-transfer agency and other services associated with shareholders whose shares are held of record in omnibus, other group accounts or accounts traded through registered securities clearing agents. These additional fees paid by the Fund to intermediaries may take one of two forms: (i) basis point payments on net assets; and/or (ii) fixed dollar amount payments per shareholder account.

The Fund’s Advisor or Distributor, out of its own resources and without additional cost to the Fund or its shareholders, may provide additional cash payments or non-cash compensation to intermediaries who sell shares of the Fund, including affiliates of the Advisor. Such payments and compensation are in addition to the Rule 12b-1 fees and service fees paid by the Fund.

Additional cash payments may be made by the Advisor or Distributor to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to Fund shareholders.

Currently, the Advisor has revenue sharing arrangements with approximately 14 intermediaries, the most significant of which are Merrill Lynch, Comerica Bank, Charles Schwab and Citigroup Global Markets. Revenue sharing payments to financial institutions are usually structured in any of three ways: (i) as a percentage of gross sales; (ii) as a percentage of net assets; and/or (iii) a fixed dollar amount. During the year ended June 30, 2008, the Advisor and/or Distributor accrued and/or paid approximately $2.6 million to various unaffiliated entities pursuant to the revenue sharing arrangements applicable to all series of MST and MST II.

From time to time, the Fund’s service providers, or any of their affiliates, may also pay non-cash compensation to the sales representatives of intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of regional or national events of intermediaries. In addition, the Fund, the Fund’s service providers, or any of its affiliates, may conduct and/or pay for training and educational meetings for sales representatives of unaffiliated broker-dealers that sell the Fund, and may pay or reimburse for associated meals, lodging and transportation.

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Custodian. State Street Bank and Trust Company (“Custodian”), located at One Lincoln Street, Boston, Massachusetts 02111, serves as the custodian to the Fund. Pursuant to the terms and provisions of the custodian contract between the Custodian and the Trust, the Custodian keeps the books of account for the Fund.

Transfer and Dividend Disbursing Agent. PNC Global Investment Servicing (“Transfer Agent”), located at 4400 Computer Drive, Westborough, Massachusetts 01581, serves as the transfer and dividend disbursing agent for the Fund pursuant to a transfer agency agreement with the Trust and MST II under which the Transfer Agent (i) issues and redeems shares of the Fund; (ii) addresses and mails all communications by the Fund to its record owners, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders; (iii) maintains shareholder accounts; (iv) responds to correspondence by shareholders of the Fund; (v) makes periodic reports to the Board concerning the operations of the Fund; and (vi) conducts certain anti-money laundering activities on behalf of the Fund.

Other Information Pertaining to Administration, Custodian and Transfer Agency Agreements. The Administrator, the Transfer Agent and the Custodian each receive a separate fee for their respective services. Except as noted in this SAI, the Fund’s service contractors bear all expenses in connection with the performance of their services and the Fund bears the expenses incurred in its operations. Expenses borne by the Fund include, but are not limited to, fees paid to the Advisor, the Administrator, the Custodian and the Transfer Agent; fees and expenses of officers and the Board; taxes; interest; legal and auditing fees; brokerage fees and commissions; certain fees and expenses in registering and qualifying the Fund and its shares for distribution under Federal and state securities laws; expenses of preparing prospectuses and statements of additional information and of printing and distributing prospectuses and statements of additional information to existing shareholders; the expense of reports to shareholders, shareholders’ meetings and proxy solicitations; fidelity bond and directors’ and officers’ liability insurance premiums; the expense of using independent pricing services; and other expenses which are not assumed by the Administrator. Any general expenses of the Trust or MST II that are not readily identifiable as belonging to a particular investment portfolio are allocated among all investment portfolios of the Trust and MST II by or under the direction of the Board in a manner that the Board determines to be fair and equitable, taking into consideration whether it is appropriate for expenses to be borne by the Fund in addition to the other series of the Trust and MST II, as applicable.

The Advisor, the Administrator, the Custodian and the Transfer Agent may voluntarily waive all or a portion of their respective fees and/or reimburse certain Fund expenses from time to time.

CODE OF ETHICS

The Trust, MST II and the Advisor have adopted a code of ethics as required by applicable law, which is designed, among other things, to prevent affiliated persons of the Trust, MST II and the Advisor from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to a code of ethics). There can be no assurance that the code of ethics will be effective in preventing such activities. The code of ethics may be examined at the office of the SEC in Washington, DC or on the Internet from the SEC’s website at http://www.sec.gov.

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PORTFOLIO TRANSACTIONS

Subject to the general supervision of the Board, the Advisor causes investment decisions for the Fund to be made and oversees the placement of purchase and sale orders for portfolio securities on behalf of the Fund.

Consistent with the Combined Advisory Agreement for the Fund, the Advisor selects broker-dealers to execute transactions on behalf of the Fund using its best efforts to seek the best overall terms available. In assessing the best overall terms available for any transaction, the Advisor considers all factors it deems relevant, including, but not limited to, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker-dealer, anonymity and confidentiality, promptness, the quality of any research provided (i.e., quantity and quality of information provided, diversity of sources utilized, nature and frequency of communication, professional experience, analytical ability and professional stature of the broker), the net results of specific transactions, the difficulty of execution, the size of the order, the operational facilities of the broker-dealer, the broker-dealer’s risk in positioning a block of securities, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. While the Advisor generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily pay the lowest spread or commission available.

In selecting broker-dealers to execute a particular transaction, and in evaluating the best overall terms available, the Advisor is authorized to consider the brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act) provided to the Fund and/or other accounts over which the Advisor or its affiliates exercise investment discretion. The Advisor may cause the Fund to pay a broker-dealer that furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Advisor determines in good faith that such commission is reasonable in relation the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Advisor to the Fund. Such brokerage and research services might consist of reports and statistics on specific companies or industries, general summaries of groups of bonds and their comparative earnings and yields, or broad overviews of the securities markets and the economy. Shareholders of the Fund should understand that the services provided by such brokers may be useful to the Advisor in connection with the Advisor’s services to other clients.

Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by the Advisor and does not reduce the advisory fees payable to the Advisor by the Fund. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, the Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

Transactions on U.S. stock exchanges generally involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Transactions on foreign stock exchanges involve payment for brokerage commissions that are generally fixed. Over-the-counter issues, including corporate debt and government securities, are normally traded through dealers on a “net” basis (i.e., without commission), or directly with the issuer. With respect to over-the-counter transactions, the Advisor will normally deal directly with dealers who make a market in the instruments except in those circumstances where more favorable prices and execution are available elsewhere. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer’s mark-up or mark-down.

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The Fund may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Fund will engage in this practice, however, only when the Advisor believes such practice to be in such Fund’s best interests.

Investment decisions for the Fund and for other investment accounts managed by the Advisor are made independently of each other in the light of differing conditions. However, the same investment decision may be made for two or more of such accounts. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and one or more other accounts, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner the Advisor believes to be equitable to each such account. Although the Advisor seeks the most favorable overall net results for all of the accounts in any aggregated transaction, in some cases, this practice may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other investment companies or accounts in order to obtain best execution.

The Fund will not purchase any securities while the Advisor or any affiliated person (as defined in the 1940 Act) is a member of any underwriting or selling group for such securities, except pursuant to procedures adopted by the Board in accordance with Rule 10f-3 under the 1940 Act.

Under the 1940 Act, persons affiliated with the Advisor, the Distributor and their affiliates are prohibited from dealing with the Fund as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available.

The Fund is required to identify the securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parent companies held by it as of the close of its most recent fiscal year and state the value of such holdings. As of June 30, 2008, the Fund held securities of Merrill Lynch, Pierce & Co. valued at $43,000,000, State Street Bank and Trust Company valued at $15,333,000 and UBS Finance Delaware LLC valued at $2,994,443.

Since the Fund will invest only in short-term debt instruments, its annual portfolio turnover rate will be relatively high. However, brokerage commissions are normally not paid on money market instruments, therefore portfolio turnover is not expected to have a material effect on the net investment income of the Fund. The portfolio turnover rate of the Fund is calculated by dividing the lesser of the Fund’s annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were 397 days or less) by the monthly average value of the securities held by the Fund during the year. The Fund may engage in short-term trading to achieve its investment objective. Portfolio turnover may vary greatly from year to year as well as within a particular year.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Purchases. Purchases and redemptions are discussed in the Fund’s Prospectus and such information is incorporated herein by reference.

The term “immediate family member” means any investor’s grandparent, spouse of a grandparent, parent, spouse of a parent, child, spouse of a child, spouse, brother or sister, or any of the foregoing relatives of the investor’s spouse (i.e., inlaws) and includes step and adoptive relationships.

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Differing types of Customer Accounts over which Institutional Investors exercise substantial investment discretion may be used to purchase Fund shares, including trust accounts. Investors purchasing Fund shares may include officers, directors, or employees of Comerica Bank or its affiliated banks.

In-Kind Purchases. Payment for shares of the Fund may, in the discretion of the Advisor, be made in the form of securities that are permissible investments for the Fund as described in its Prospectus. For further information about this form of payment please contact the Transfer Agent. In connection with an in-kind securities payment, the Fund will require, among other things, that the securities (a) meet the investment objectives and policies of the Fund; (b) are acquired for investment and not for resale; (c) are liquid securities that are not restricted as to transfer either by law or liquidity of markets; (d) have a value that is readily ascertainable by a listing on a nationally recognized securities exchange; and (e) are valued on the day of purchase in accordance with the pricing methods used by the Fund and that the Fund receives satisfactory assurance that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other tax matters relating to the securities. Call the Fund at (800) 438-5789 for more information.

Retirement Plans. Shares of the Fund may be purchased in connection with various types of tax deferred retirement plans, including traditional and Roth individual retirement accounts (“IRAs”), SIMPLE IRAs, SEPs, SAR SEPs, qualified plans, non-qualified plans, deferred compensation for public schools and charitable organizations (403(b) plans), simplified employee pension IRAs, Education Savings Accounts (“ESAs”), top-hat plans, and similar types of tax deferred retirement plans. An individual or organization considering the establishment of a retirement plan should consult with an attorney and/or an accountant with respect to the terms and tax aspects of the plan. A $15.00 annual custodial fee is charged to all IRA, 403(b) and ESA accounts. This fee must be paid in December of each year and may be paid by check or by liquidating shares from the account.

Redemptions. The redemption price for Fund shares is the net asset value next determined after receipt of the redemption request in proper form.

Redemption proceeds are normally paid in cash; however, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the portfolio of the particular Fund, in lieu of cash, in conformity with applicable rules of the SEC. If shares are redeemed in kind, the redeeming shareholder might incur transaction costs in converting the assets into cash. The Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its net assets during any 90-day period for any one shareholder.

The Fund has authorized one or more financial service institutions to receive redemption orders on its behalf. Certain of these financial services institutions are authorized to designate plan administrator intermediaries to receive redemption orders on behalf of the Fund. To the extent permitted by law, the Fund will be deemed to have received a redemption order when an authorized financial services institution or, if applicable, the financial services institution’s authorized designee, receives the order. Orders will be priced at the Fund’s Net Asset Value next computed after they are received by an authorized financial services institution or its authorized designee.

Other Purchase and Redemption Information. The Fund reserves the right to suspend or postpone redemptions during any period when: (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (b) the NYSE is closed other than for customary weekend and holiday closings; (c) the SEC has by order permitted such suspension or postponement for the protection of the shareholders or (d) an emergency, as determined by the SEC, exists making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable. Upon the occurrence of any of the foregoing conditions, the Fund may also suspend or postpone the recording of the transfer of its shares.

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In addition, the Fund may compel the redemption of, reject any order for, or refuse to give effect on the Fund’s books to the transfer of, its shares where the relevant investor or investors have not furnished the Fund with valid, certified taxpayer identification numbers and such other tax-related certifications as the Fund may request. The Fund may also redeem shares involuntarily if it otherwise appears appropriate to do so in light of the Fund’s responsibilities under the 1940 Act or in connection with a failure of the appropriate person(s) to furnish certified taxpayer identification numbers and other tax-related certifications.

Brokers or other financial intermediaries may charge their customers a processing or service fee in connection with the purchase or redemption of the Fund’s shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual broker or other financial intermediary. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectus and this SAI. An investor’s broker or other financial intermediary will provide the investor with specific information about any processing or service fees they will be charged.

NET ASSET VALUE

In seeking to maintain a stable net asset value of $1.00 per share with respect to the Fund, portfolio securities are valued according to the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act. Under this method the market value of an instrument is approximated by amortizing the difference between the acquisition cost and value at maturity of the instrument on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account. The market value of debt securities usually reflects yields generally available on securities of similar quality. When such yields decline, market values can be expected to increase, and when yields increase, market values can be expected to decline.

As indicated, the amortized cost method of valuation may result in the value of a security being higher or lower than its market price, the price the Fund would receive if the security were sold prior to maturity. The Board has established procedures reasonably designed, taking into account current market conditions and the Fund’s investment objective, for the purpose of maintaining a stable net asset value of $1.00 per share for the Fund for purposes of sales and redemptions. These procedures include a review by the Board, at such intervals as they deem appropriate, of the extent of any deviation of net asset value per share, based on available market quotations, from the $1.00 amortized cost per share. Should that deviation exceed  1/2 of 1% for the Fund, the Board will promptly consider whether any action should be initiated and, if so, what action. If the Board believes that the extent of any deviation from the Fund’s $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing investors, it will take such steps as it considers appropriate to eliminate or reduce any such dilution or unfair results to the extent reasonably practicable. Such action may include redeeming shares in kind, selling portfolio securities prior to maturity; reducing or withholding dividends, shortening the average portfolio maturity, reducing the number of outstanding shares without monetary consideration, and utilizing a net asset value per share as determined by using available market quotations.

Pursuant to Rule 2a-7 under the 1940 Act, the Fund will maintain a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable net asset value per share, provided that the Fund will not purchase any security with a remaining maturity (within the meaning of Rule 2a-7 under the 1940 Act) greater than 397 days (securities subject to repurchase agreements, variable and

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floating rate securities, and certain other securities may bear longer maturities) nor maintain a dollar-weighted average portfolio maturity which exceeds 90 days. In addition, the Fund may acquire only U.S. dollar-denominated obligations that present minimal credit risks and that are “First Tier Securities” at the time of investment. First Tier Securities are those that are rated in the highest rating category by at least two NRSROs or by one if it is the only NRSRO rating such obligation or, if unrated, determined to be of comparable quality. A security is deemed to be rated if the issuer has any security outstanding of comparable priority and such security has received a short-term rating by an NRSRO. The Advisor will determine that an obligation presents minimal credit risks or that unrated investments are of comparable quality, in accordance with guidelines established by the Board. There can be no assurance that a constant net asset value will be maintained by the Fund.

Equity securities, except for securities traded in the Nasdaq National Market or the Nasdaq SmallCap Market, are valued at the last sale price. If there are no sales of such securities on the date of valuation, but closing bid and asked prices for such day are available, then such securities will be valued, subject to the approval of the Advisor’s Pricing Committee (the “Pricing Committee”), at the mean between the most recently quoted bid and asked prices. Equity securities traded in the Nasdaq National Market or the Nasdaq SmallCap Market are valued at the Nasdaq Official Closing Price (“NOCP”), unless the NOCP is not available, in which case the value will be the Consolidated Closing Price (“CCP”) reported by Nasdaq. The NOCP is calculated at 4:00:02 p.m. Eastern Time on each business day as follows: (i) if the last traded price of a listed security reported by a Nasdaq member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, then the NOCP will be the last bid price (if higher) or the last ask price (if lower). Fixed income securities are valued at the evaluated bid prices.

In the event a price for a security is not available through the means described above, the security may be valued using pricing services or broker-dealer quotations. The Fund may employ pricing services selected by the Advisor, and approved by the Board, which may use generally accepted pricing methodologies. This may result in the securities being valued at a price different from the price that would have been determined had the pricing service not been used. If a pricing service cannot provide a valuation for the security, the security may be valued by using quotations from a broker-dealer selected by the Advisor.

Where no last sales price is available for a Depositary Receipt (defined to include an ADR, ADS, GDR, EDR or NYR) on the exchange or market where it is principally traded, the Depositary Receipt will be valued at the closing sales price of its underlying security on the security’s principal foreign exchange, multiplied by the relevant exchange rate and the conversion rate of the Depositary Receipt to one share of its underlying security. If a Depositary Receipt cannot be valued pursuant to the preceding sentence, then the Depositary Receipt will be valued, subject to the approval of the Pricing Committee, at the mean between the most recently quoted bid and asked prices of its underlying security on the valuation date, multiplied by the relevant exchange rate and the conversion rate of the Depositary Receipt to one share of its underlying security. If a Depositary Receipt cannot be valued pursuant to the preceding sentence, then the Depositary Receipt will be valued, subject to the approval of the Pricing Committee, as of the business day prior to the valuation date using the methods described above.

Securities which are principally traded outside of the U.S. are valued at the closing price or last quoted sales price on the security’s principal exchange, except for less actively-traded securities trading on the London Stock Exchange, generally referred to as “Non-SETS.” These securities are valued at the mid-price between the bid and ask prices. Foreign currencies, investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates generally determined as of 4:00 p.m. (Eastern Time). Where no last sales price is available for an equity security on the foreign exchange or market where it is principally traded, such security may be valued at the bid price or the last quoted sales price for local shares of the security.

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All cash, receivables and current payables are carried on the Fund’s books at their face value. Other assets, if any, are valued at fair value as determined in good faith under the supervision of the Board.

If reliable current market values are not readily available for a security, such security will be valued at its fair value by the Pricing Committee. Current market values may be considered to be not readily available for a security when transactions in the security are infrequent, the validity of quotations appears questionable, there is a thin market, the size of reported trades is not considered representative of a company’s holdings (as in the case of certain debt securities), or trading for a security is restricted or halted. In addition, a foreign security will be valued by the Pricing Committee if an event has occurred after the relevant foreign market has closed, but prior to the calculation of the relevant Fund’s net asset value that is likely to materially affect the value of such security (i.e., a “significant event”). Examples of potentially significant events that could affect the value of an individual security include corporate actions by the issuer, announcements by the issuer relating to its earnings or products, regulatory news, natural disasters and litigation. Examples of potentially significant events that could affect multiple securities held by the Fund include governmental actions, natural disasters, and armed conflicts.

The Pricing Committee, which is made up of the Advisor’s officers and employees as designated from time to time by management of the Advisor, values such securities using pricing procedures that have been approved by the Board in order to determine the security’s fair value. The procedures require the Pricing Committee to meet when a security’s market price is not readily available. In order to guard against any conflict of interest with respect to pricing determinations, members of the Fund’s portfolio management team will not serve on the Pricing Committee in a voting capacity with respect to any pricing determination for the Fund. The Pricing Committee provides a forum for considering time-sensitive valuation issues, including those relating to market closures, changes in illiquid security values and other events that may have a potentially material impact on security values. The Pricing Committee will review all the valuation methodologies used by it and will take any actions necessary to ensure that appropriate procedures and internal controls are in place to address valuation issues. Generally, two voting members of the Pricing Committee are required to approve a valuation determination or procedural change. However, due to the unexpected nature of many day-to-day pricing matters and the limited amount of time available to make a pricing determination, a single member of the Pricing Committee may act on behalf of the full Committee when the other members are not readily available to participate in the determination before the applicable deadline. Minutes of all Pricing Committee meetings are reviewed by the Advisor and provided to the Board at its next regularly scheduled Board meeting. The Pricing Committee, in its discretion, may request the Board’s input on any particular issue.

PERFORMANCE INFORMATION

From time to time, quotations of the Fund’s performance may be included in advertisements, sales literature, or reports to shareholders or prospective investors. These performance figures are calculated in the following manner:

Yield

The Fund’s current and effective yields are computed using standardized methods required by the SEC. The annualized yield is computed by: (a) determining the net change in the value of a hypothetical account having a balance of one share at the beginning of a seven-calendar day period; (b) dividing the net change by the value of the account at the beginning of the period to obtain the base period return; and

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(c) annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared and all dividends declared on both the original share and any additional shares, but does not include realized gains and losses or unrealized appreciation and depreciation. Compound effective yields are computed by adding 1 to the base period return (calculated as described above), raising the sum to a power equal to 365/7 and subtracting 1.

Yield may fluctuate daily and does not provide a basis for determining future yields. Because the yield of the Fund will fluctuate, it cannot be compared with yields on savings accounts or other investment alternatives that provide an agreed to or guaranteed fixed yield for a stated period of time. However, yield information may be useful to an investor considering temporary investments in money market instruments. In comparing the yield of one money market fund to another, consideration should be given to the Fund’s investment policies including the types of investments made, lengths of maturities of the portfolio securities, and whether there are any special account charges which may reduce the effective yield.

The performance of the Fund is not fixed or guaranteed. Performance quotations should not be considered to be representations of performance of the Fund for any period in the future. The performance of any investment is generally a function of portfolio quality and maturity, type of investment and operating expenses.

From time to time, in advertisements or in reports to shareholders, the Fund’s yields or total returns may be quoted and compared to those of other mutual funds with similar investment objectives or compared to stock or other relevant indices. In addition, the tax-equivalent yield (and hypothetical examples illustrating the effect of tax-equivalent yields) of the Fund may be quoted in advertisements or reports to shareholders. Hypothetical examples showing the difference between a taxable and a tax-free investment may also be provided to shareholders.

TAXES

The following summarizes certain additional Federal and state income tax considerations generally affecting the Fund and its shareholders that are not described in the Fund’s Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. This discussion is based upon present provisions of the Internal Revenue Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership and disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

General. The Fund intends to elect and qualify annually to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code. As a regulated investment company, the Fund generally is exempt from Federal income tax on its net investment income and realized capital gains which it distributes to its shareholders, provided that it distributes an amount equal to the sum of (a) at least 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss), if any, for the year and (b) at least 90% of its net tax-exempt interest income, if any, for the year (“Distribution Requirement”) and satisfies certain other requirements of the Internal Revenue Code that are described below. Distributions of investment company taxable income and net tax-exempt interest income made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year will satisfy the Distribution Requirement.

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In addition to satisfying the Distribution Requirement, the Fund must derive with respect to a taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, net income from certain publicly traded partnerships, and gains from the sale or other disposition of stock or securities or foreign currencies, or from other income derived with respect to its business of investing in such stock, securities, or currencies (“Income Requirement”).

In addition to the foregoing requirements, at the close of each quarter of its taxable year, at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer) and no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trade or business or in certain publicly traded partnerships.

Distributions of net investment income received by the Fund from investments in debt securities and any net realized short-term capital gains distributed by the Fund will generally be taxable to shareholders as ordinary income regardless of whether the distribution is paid in cash or reinvested in shares and will not be eligible for the dividends-received deduction for corporations.

The Fund intends to distribute to shareholders any excess of net long-term capital gain over net short-term capital loss (“net capital gain”) for each taxable year. Such gain is designated and distributed as a capital gain dividend and is taxable to shareholders as gain from the sale or exchange of a capital asset held for more than one year, regardless of the length of time a shareholder has held his or her Fund shares, and regardless of whether the distribution is paid in cash or reinvested in shares. The Fund expects that capital gain dividends will be taxable to shareholders as long-term gain. Capital gain dividends are not eligible for the dividends-received deduction for corporations. Due to the investment strategies of the Fund, it will not typically derive net long-term capital gains.

In the case of corporate shareholders, distributions of the Fund for any taxable year generally qualify for the dividends-received deduction to the extent of the gross amount of “qualifying dividends” received by the Fund for the year and if certain holding period and other requirements are met. Generally, a dividend will be treated as a “qualifying dividend” if it has been received from a domestic corporation. The Fund does not expect to derive a material amount of such “qualifying dividends” and, thus, it is unlikely that the Fund will distribute a material amount of dividends that qualify for the dividends-received deduction.

Current law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains and on certain qualifying dividend income. The rate reductions do not apply to corporate taxpayers. The Fund will be able to separately designate distributions of any qualifying long-term capital gains or qualifying dividends earned by the Fund that would be eligible for the lower maximum rate, although the Fund will not typically derive long-term capital gains or qualifying dividend income. A shareholder would also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower rate. Distributions from funds, such as the Fund, investing primarily in bonds and other debt instruments will not generally qualify for the lower rates. The rate reductions for long-term capital gains and qualified dividend income are currently scheduled to expire after 2010 in the absence of further Congressional action.

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If, for any taxable year, the Fund does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In such event, all distributions (whether or not derived from exempt-interest income) would be taxable as ordinary income and may be eligible for the dividends-received deduction in the case of corporate shareholders to the extent of the Fund’s current and accumulated earnings and profits.

Shareholders will be advised annually as to the Federal income tax consequences of distributions made by the Fund each year.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses, as prescribed by the Internal Revenue Code) for the one-year period ending on October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that was not distributed or taxed to the Fund during those years. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are made. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement.

The Fund will be required in certain cases to withhold and remit to the United States Treasury at the current rate of 28% of taxable distributions, including gross proceeds realized upon sale or other dispositions paid to any shareholder (i) who has provided either an incorrect tax identification number or no number at all, (ii) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of taxable interest or dividend income properly, or (iii) who has failed to certify that he or she is not subject to backup withholding or that he or she is an “exempt recipient.”

Disposition of Shares. Upon the redemption, sale or exchange of shares of the Fund, a shareholder generally may realize a capital gain or loss depending upon his or her basis in the shares. Assuming the Fund continuously maintains a net asset value of $1.00 per share, a shareholder of the Fund will not recognize gain or loss upon a sale or exchange of such shares.

Although the Fund expects to qualify as a “regulated investment company” and to be relieved of all or substantially all Federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.

Constructive Sales. IRS rules may affect the timing and character of gain if the Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If the Fund enters into certain transactions in property while holding substantially identical property, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund’s holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund’s holding period and the application of various loss deferral provisions of the Internal Revenue Code.

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Currency Fluctuations - “Section 988” Gains or Losses. Under the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues receivables or liabilities denominated in a foreign currency, and the time the Fund actually collects such receivables or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain options, futures and forward contracts, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Internal Revenue Code as “Section 988” gains or losses, may increase or decrease the amount of the Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.

Other Taxation. The foregoing discussion relates only to U.S. Federal income tax law and certain state taxes as applicable to U.S. persons (i.e., U.S. citizens and residents and domestic corporations, partnerships, trusts and estates). Distributions by the Fund and dispositions of Fund shares also may be subject to state and local taxes, and their treatment under state and local income tax laws may differ from the U.S. Federal income tax treatment. Shareholders should consult their tax advisers with respect to particular questions of U.S. Federal, state and local taxation. Shareholders who are not U.S. persons should consult their tax advisers regarding U.S. and foreign tax consequences of ownership of shares of the Fund, including the likelihood that distributions to them would be subject to withholding of U.S. Federal income tax at a rate of 30% (or at a lower rate under a tax treaty). Under recently enacted legislation, a Fund may be able to designate certain distributions as being derived from net interest income or net short-term capital gains and such designated distributions would generally not be subject to U.S. tax withholding. The provision expired with respect to taxable years of a Fund beginning after December 31, 2007. It should also be noted that the provision did not eliminate all withholding on distributions by a registered investment company to foreign investors. Distributions that are derived from dividends on corporate stock or from ordinary income other than interest would still be subject to withholding. As an example, foreign currency gains and ordinary income from swaps or investments in PFICs would still be subject to withholding when distributed to foreign investors. This law may be extended, possibly with retroactive effect. Even if this law is extended, however, the Fund does not anticipate making any designations of any net interest income or net short-term capital gains, which would generally result in withholding on the full amount of distributions paid to foreign shareholders from such sources.

Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

ADDITIONAL INFORMATION CONCERNING SHARES

The Trust is a Delaware statutory trust. Under the Declaration of Trust, the beneficial interest in the Trust may be divided into an unlimited number of full and fractional transferable shares. The Trust’s Declaration of Trust authorizes the Board to classify or reclassify any authorized but unissued shares of the Trust into one or more additional portfolios (or classes of shares within a portfolio) by setting or changing, in any one or more respects, their respective designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption.

Pursuant to such authority, the Trust’s Board of Trustees has authorized the issuance of an unlimited number of shares of beneficial interest of the Trust representing interests in the Fund. The Fund offers only Class L shares.

The Board has adopted a plan pursuant to Rule 18f-3 under the 1940 Act (“Multi-Class Plan”) on behalf of the Funds of the Trust. The Multi-Class Plan provides that each class of shares of any Fund is identical, except for one or more expense variables, certain related rights, exchange and conversion privileges, class designation and sales charges assessed due to differing distribution methods.

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In the event of a liquidation or dissolution of the Trust or the Fund, shareholders of the Fund would be entitled to receive the assets available for distribution belonging to the Fund, and a proportionate distribution, based upon the relative net asset values of the Fund and the Trust’s other series, of any general assets not belonging to any particular Fund which are available for distribution. Upon liquidation, shareholders of the Fund are entitled to participate in the net distributable assets of the Fund, based on the number of shares of the Fund that are held by each shareholder.

Holders of all outstanding shares of the Fund will vote together in the aggregate and not by class on all matters. Further, shareholders of the Fund, as well as those of any other investment portfolio now or hereafter offered by the Trust, will vote together in the aggregate and not separately on a Fund-by-Fund basis, except as otherwise required by law or when permitted by the Board. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of the Fund affected by the matter. The Fund is affected by a matter unless (i) it is clear that the interests of the Fund in the matter are substantially identical to the other Funds of the Trust or (ii) that the matter does not affect any interest of the Fund. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to the Fund only if approved by a majority of the outstanding shares of the Fund. However, the Rule also provides that the ratification of the appointment of independent auditors, the approval of principal underwriting contracts, and the election of trustees may be effectively acted upon by shareholders of the Trust voting together in the aggregate without regard to the Fund.

Shares of the Trust have non-cumulative voting rights and, accordingly, the holders of more than 50% of the Trust’s outstanding shares (irrespective of class) may elect all of the trustees or directors. Shares of the Fund have no subscription or preemptive rights and only such conversion and exchange rights as the Board may grant in its discretion. When issued for payment as described in the Prospectus and SAI, shares will be fully paid and non-assessable by the Trust.

Shareholder meetings to elect Trustees will not be held unless and until such time as required by law. At that time, the Trustees then in office will call a shareholders’ meeting to elect Trustees. Except as set forth above, the Trustees will continue to hold office and may appoint successor Trustees. Meetings of the shareholders of the Trust shall be called by the Trustees upon the written request of shareholders owning at least 10% of the outstanding shares entitled to vote.

The Trust’s Declaration of Trust, as amended, authorizes the Board of Trustees, without shareholder approval (unless otherwise required by applicable law), to: (i) sell and convey the assets belonging to a series or a class of shares to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of such series or class to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (ii) sell and convert the assets belonging to one or more series or classes of shares into money and, in connection therewith, to cause all outstanding shares of such series or class to be redeemed at their net asset value; or (iii) combine the assets belonging to a series or class of shares with the assets belonging to one or more other series or classes of shares if the Board of Trustees reasonably determines that such combination will not have a material adverse effect on the shareholders of any series or class participating in such combination and, in connection therewith, to cause all outstanding shares of any such series or class to be redeemed or converted into shares of another series or class of shares at their

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net asset value. However, the exercise of such authority may be subject to certain restrictions under the 1940 Act. The Trust’s Board of Trustees may authorize the termination of any series or class of shares after the assets belonging to such series or class have been distributed to its shareholders.

Notwithstanding any provision of law requiring a greater vote of the Trust’s shares (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law (for example, by Rule 18f-2) or by the Trust’s Declaration of Trust, the Trust may take or authorize such action upon the favorable vote of the holders of more than 50% of the outstanding shares of beneficial interest of the Fund and the Trust’s other funds, if any (voting together without regard to class). In any vote submitted to shareholders of the Fund, each whole share held by a shareholder will be entitled to one vote for each share as to any matter on which it is entitled to vote, and each fractional share shall be entitled to a proportionate fractional vote.

OTHER INFORMATION

Legal Counsel. The law firm of Dechert LLP, 1775 I Street, N.W., Washington, DC 20006, has passed upon certain legal matters in connection with the shares offered by the Fund and serves as counsel to the Trust. The law firm of Morgan, Lewis & Bockius, 1111 Pennsylvania Avenue, NW, Washington, DC 20004, serves as counsel to the Non-Interested Trustees.

Independent Registered Public Accounting Firm. Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, serves as the Trust’s independent registered public accounting firm.

Control Persons and Principal Holders of Securities. As of October 1, 2008, the following person(s) owned of record or were known by the Fund to own beneficially 5% or more of the shares of the Fund.

Name and Address	Percentage of Total Shares Outstanding
National Financial Services Corp. for the Exclusive Benefit of Our Customers Attn: Mutual Funds 5th flr. PO Box 3908 Church Street Station New York NY 10008-3908	99.93%

A shareholder of record with more than 25% of the outstanding shares of the Fund is believed to be held only as nominee.

Shareholder Approvals. As used in this SAI and in the Prospectus, a “majority of the outstanding shares” of the Fund means the lesser of (a) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.

REGISTRATION STATEMENT

This SAI and the Fund’s Prospectus do not contain all the information included in the Fund’s registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby; certain portions have been omitted pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, DC. Text-only versions of fund documents can be viewed online or downloaded from the SEC’s website at http://www.sec.gov.

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Statements contained herein and in the Fund’s Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in such instance, reference is made to the copy of such contract or other documents filed as an exhibit to the Fund’s registration statement, each such statement being qualified in all respects by such reference.

ANNUAL FUND OPERATING EXPENSES

Unless otherwise noted, the Fund’s expense ratio, identified as “Annual Fund Operating Expenses” in the Prospectus expense tables, reflects the Fund’s actual operating expenses for its most recent fiscal year as a percentage of the Fund’s average net assets for the year. Because the percentage is based on the Fund’s “average” net assets over a period of one year, it does not identify what the expense ratio would be at asset levels that differ from the average. Asset levels that are substantially higher or lower than the average may result in substantially lower or higher expense ratios. A fund with a sizable percentage of non-asset-based fees, which experiences a significant asset decline during a fiscal year, may have substantially increased expense ratios in its following fiscal year absent a significant increase in assets or reduction in non-asset-based fees. Depending on the circumstances, a fund may not be able to proportionately reduce non-asset-based fees should assets decrease. Examples of non-asset-based fees include transfer agency (for certain of the Trust’s other series), sub-accounting, and sub-transfer agency, printing, custody (out-of-pocket), audit and legal fees.

FINANCIAL STATEMENTS

The financial statements of the Fund (including when it was a Predecessor Fund) including the notes thereto, dated June 30, 2008 have been audited by Ernst & Young LLP, an independent registered public accounting firm, and are incorporated by reference into this SAI from the Annual Report of the Fund dated as of June 30, 2008. The information under the caption “Financial Highlights”, appearing in the related Prospectus dated October 31, 2008, shows the Fund’s financial performance for the past six periods through June 30, 2008, and has been derived from the financial statements audited by Ernst & Young LLP. Such financial statements and financial highlights are included or incorporated by reference herein in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

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APPENDIX A

NRSRO CREDIT RATINGS

Following are descriptions of the credit ratings issued by certain NRSROs.

Long-Term Bonds

From Moody’s Investors Service (“Moody’s”) description of its bond ratings:

“Aaa”: Bonds which are rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

“Aa”: Bonds which are rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in “Aaa” securities.

“A”: Bonds which are rated “A” possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

“Baa”: Bonds which are rated “Baa” are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

“Ba”: Bonds which are rated “Ba” are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

“B”: Bonds which are rated “B” generally lack characteristics of the desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

“Caa”: Bonds which are rated “Caa” are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from “Aa” through “Caa”. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

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From Standard & Poor’s Rating Services (“S&P”) description of its bond ratings:

“AAA”: An obligation rated “AAA” has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA”: An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A”: An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB”: An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“BB,” “B,” “CCC,” “CC” and “C”: Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” is the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB”: An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B”: An obligation rated “B” is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC”: An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC”: An obligation rated “CC” is currently highly vulnerable to nonpayment.

“C”: A “C” rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is subject of a bankruptcy petition or similar action which have not experienced a payment default.

The ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

From Fitch Ratings Ltd.(“Fitch”) description of its bond ratings:

“AAA”: Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in the case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

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“AA”: Very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A”: High credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

“BBB”: Good credit quality. “BBB” ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate, but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

“BB”: Speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment-grade.

“B”: Highly speculative. “B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

“CCC,” “CC” and “C”: High default risk. Default is a real possibility. A “CCC” rating indicates capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions. A “CC” rating indicates that default of some kind appears probable. A “C” rating signals imminent default.

“+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” category or to categories below “CCC”.

Short-Term Bonds

The following Moody’s designations indicate the relative repayment ability of rated issuers:

“Prime-1” or “P-1”: Issuers rated “Prime-1” (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. “Prime-1” repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

“Prime-2” or “P-2”: Issuers rated “Prime-2” (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics of “Prime-1” rated issuers, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

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From S&P’s description of its short-term issue credit ratings:

“A-1”: The obligor’s capacity to meet its financial commitment on the obligation is strong. Those obligations designated with a plus sign (+) indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2”: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated “A-1.”

A Fitch short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

“F1”: Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2”: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

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MUNDER SERIES TRUST

Institutional Money Market Fund

STATEMENT OF ADDITIONAL INFORMATION

Dated October 31, 2008

The Institutional Money Market Fund (the “Fund”) is a diversified series of Munder Series Trust (“Trust” or “MST”), an open-end management investment company. The Fund’s investment advisor is Munder Capital Management (“Advisor” or “MCM”).

This Statement of Additional Information (“SAI”), which has been filed with the Securities and Exchange Commission (“SEC”), provides supplementary information pertaining to all classes of shares representing interests in the Fund. This SAI is not a prospectus, and should be read only in conjunction with the Fund’s Prospectus, dated October 31, 2008 (“Prospectus”). The financial statements for the Fund including the notes thereto, dated June 30, 2008, are incorporated by reference into this SAI from the annual report of the Fund. A copy of the Prospectus and annual and semi-annual reports may be obtained free of charge through Funds Distributor, LLC (“Distributor”), or by calling the Fund at (800) 438-5789.

The Fund is closed to new shareholder accounts.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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No person has been authorized to give any information or to make any representations not contained in this SAI or in the Prospectus in connection with the offering made by the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund or the Distributor. The Prospectus does not constitute an offering by the Fund or by the Distributor in any jurisdiction in which such offering may not lawfully be made.

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FUND HISTORY AND GENERAL INFORMATION

The Trust is an open-end management investment company. The Trust was organized as a Delaware statutory trust on January 31, 2003. The Fund is a diversified mutual fund. Prior to April 30, 2003, the Fund was a series of another open-end management investment company, St. Clair Funds, Inc., a Maryland corporation organized on May 23, 1984 under the name “St. Clair Money Market Fund, Inc.,” which was changed to “St. Clair Fixed Income Fund, Inc.” on December 30, 1986 and to “St. Clair Funds, Inc.” on September 18, 1996 (“St. Clair”). On April 30, 2003, the Fund and two other series of St. Clair were reorganized as separate series of the Trust. The remaining series of St. Clair was reorganized on May 16, 2003. The separate series of three other open-end management investment companies, The Munder Funds, Inc. (“MFI”), The Munder Funds Trust (“MFT”) and The Munder Framlington Funds Trust (“MFFT”) (except for one of its series), reorganized as series of the Trust on June 13, 2003 and October 30, 2003. Effective February 8, 2005, MFFT was renamed Munder Series Trust II (“MST II”). MST, MST II and The Munder Fund are referred to in this SAI collectively as the “Munder Funds.”

Prior to September 26, 2005, the Fund was named the Munder Institutional Money Market Fund. On February 14, 2006, the Fund’s Board of Trustees approved a change in the Fund’s fiscal year end from December 31 to June 30. On August 19, 2008, the Board of Trustees determined that the liquidation and dissolution of the Fund is in the best interest of its shareholders, and the Fund was closed to new shareholder accounts on September 2, 2008.

As stated in the Prospectus, the investment advisor of the Fund is Munder Capital Management, a Delaware general partnership. As of the date of this SAI, the partners of MCM are Munder Capital Holdings, LLC, which owns approximately 99.4% of MCM, and Munder Capital Holdings II, LLC, which owns approximately 0.6% of MCM. As of June 30, 2008, the ownership of MCM was as follows: MCM employees held partnership units representing 25.2% of the firm’s value with an opportunity to increase their interest to over 30% (or approximately 35% of the outstanding voting power) within the next four years; Crestview Partners GP, L.P. and its affiliates held units representing 63% of the firm’s value; and other minority-interest investors held units totaling 11.8% of the value.

Capitalized terms used in this SAI and not otherwise defined have the same meanings as are given to them in the Prospectus.

FUND INVESTMENTS

The following supplements the information contained in the Prospectus concerning the investment objectives and policies of the Fund. The Fund’s investment objective or goal and its investment policies, unless specifically designated as fundamental, are non-fundamental policies and may be changed by the Board of Trustees (“Board of Trustees” or “Board”) without the authorization of the Fund’s shareholders. There can be no assurance that the Fund will achieve its objective or goal.

In determining the rating of an investment, the Fund may rely on credit ratings issued by credit rating agencies registered with the SEC as “nationally recognized statistical rating organizations” (“NRSROs”). Moody’s Investors Service (“Moody’s”), Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc. (“S&P®”) and Fitch Ratings Ltd. (“Fitch”) are each registered as an NRSRO. A description of the applicable credit ratings of the NRSROs is set forth in Appendix A to this SAI.

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Bank Obligations. The Fund may purchase U.S. dollar-denominated bank obligations, including certificates of deposit, bankers’ acceptances, bank notes, deposit notes and interest-bearing savings and time deposits, issued by U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. For this purpose, the assets of a bank or savings institution include the assets of both its domestic and foreign branches. The Fund will invest in the obligations of domestic banks and savings institutions only if their deposits are federally insured.

Non-domestic bank obligations include Eurodollar Certificates of Deposit (“ECDs”), which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits (“ETDs”), which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits (“CTDs”), which are essentially the same as ETDs except they are issued by Canadian offices of major Canadian banks; Schedule Bs, which are obligations issued by Canadian branches of foreign or domestic banks; Yankee Certificates of Deposit (“Yankee CDs”), which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States; and Yankee Bankers’ Acceptances (“Yankee BAs”), which are U.S. dollar-denominated bankers’ acceptances issued by a U.S. branch of a foreign bank and held in the United States. Although the Fund will invest in obligations of foreign banks or foreign branches of U.S. banks only when the Advisor deems the instrument to present minimal credit risks, such investments may nevertheless entail risks that are different from those of investments in domestic obligations of U.S. banks due to differences in political, regulatory and economic systems and conditions.

Borrowing. The Fund is authorized to borrow money as permitted under the Investment Company Act of 1940, as amended (“1940 Act”), and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Borrowing may be unsecured. The 1940 Act requires a mutual fund to maintain continuous asset coverage of 300% of the amount borrowed. If the 300% asset coverage declines as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Borrowed funds are subject to interest costs that may or may not be offset by amounts earned on the borrowed funds. The Fund may also be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fees to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. The Fund may, in connection with permissible borrowings, transfer, as collateral, securities owned by the Fund.

Commercial Paper. The Fund may invest in commercial paper, including tax-exempt commercial paper, (i.e., short-term promissory notes issued by corporations) of issuers rated, at the time of purchase, in one of the two highest rating categories by a NRSRO, if rated by only one NRSRO, or by two NRSROs if rated by more than one NRSRO. To the extent that the ratings accorded by NRSROs may change as a result of changes in their rating systems, the Fund will attempt to use comparable ratings as standards for its investments, in accordance with the investment policies contained herein. Where necessary to ensure that an instrument meets, or is of comparable quality to, the Fund’s rating criteria, the Fund may require that the issuer’s obligation to pay the principal of, and the interest on, the instrument be backed by insurance or by an unconditional bank letter or line of credit, guarantee, or commitment to lend. In addition, the Fund may acquire commercial paper and corporate bonds of issuers that are not rated but are determined by the Advisor at the time of purchase to be of comparable quality to instruments of issuers that may be acquired by the Fund as previously described.

Foreign Securities. The Fund may invest up to 25% of its assets in U.S. dollar-denominated securities of foreign issuers such as foreign commercial paper and obligations of foreign banks. Income and gains on foreign securities may be subject to foreign withholding taxes. Investors should consider carefully the substantial risks involved in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments.

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There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the United States. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to United States companies. Foreign markets have substantially less trading volume than the New York Stock Exchange (“NYSE”) and securities of some foreign companies are less liquid and more volatile than securities of comparable United States companies. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the United States, are likely to be higher. In many foreign countries there is less government supervision and less regulation of stock exchanges, brokers, and listed companies than in the United States.

Foreign securities markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

Guaranteed Investment Contracts and Funding Agreements. The Fund may make limited investments in guaranteed investment contracts (“GICs”) or Funding Agreements issued by U.S. insurance companies. GICs and Funding Agreements are normally general obligations of the issuing insurance company. In some cases Funding Agreements may be part of an insurance company’s separate account, but they still benefit from a guarantee from the general account. Pursuant to a GIC or a Funding Agreement, the Fund makes cash contributions to a deposit fund of the insurance company’s general account. The insurance company then credits the Fund on a periodic basis with interest that is based on an index. The Fund will only purchase GICs or Funding Agreements from insurance companies that, at the time of purchase, have assets of $1 billion or more and meet quality and credit standards established by the Advisor pursuant to guidelines approved by the Board of Trustees. Generally, GICs and Funding Agreements are not assignable or transferable without the permission of the issuing insurance company, and an active secondary market in GICs and Funding Agreements does not currently exist. Therefore, GICs and Funding Agreements will normally be considered illiquid investments, and will be acquired subject to the Fund’s limitation on illiquid investments.

Illiquid Securities. The Fund may invest up to 10% of the value of its net assets (determined at time of acquisition) in securities that are illiquid. Illiquid securities generally include securities for which there is a limited trading market, repurchase agreements and time deposits with notice/termination dates in excess of seven days, and certain securities that are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (“1933 Act”). If, after the time of acquisition, events cause this limit to be exceeded, the Fund will take steps to reduce the aggregate amount of illiquid securities within a time frame deemed to be in the best interest of the Fund.

Investment Company Securities. The Fund may invest in securities issued by other investment companies. As a shareholder of another investment company, the Fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the expenses the Fund bears directly in connection with its own operations. Except as described in the following paragraph, the Fund currently intends to limit its investments in securities issued by other investment companies so that, as determined immediately after a purchase of such securities is made: (i) not more than 5% of the value of the Fund’s total assets will be invested in the securities of any one

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investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. These limitations do not apply to investments in investment companies through a master-feeder type arrangement. In addition, to the extent allowed by law or regulation, the Fund may invest its assets in securities of investment companies that are money market funds, including those advised by the Advisor or otherwise affiliated with the Advisor, in excess of the limits discussed above. Other investment companies in which the Fund invests can be expected to incur fees and expenses for operations, such as investment advisory and administration fees, which would be in addition to those incurred by the Fund.

The Fund may invest in investment companies that seek to track the composition and/or performance of specific indexes or portions of specific indexes. Certain of these investment companies, known as ETFs, are traded on a securities exchange. The market prices of index-based investments will fluctuate in accordance with both changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company’s shares on the exchange upon which their shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things. Examples of ETFs include: SPDRs®, Select Sector SPDRs®, DIAMONDSSM, NASDAQ 100 Shares, and iShares.

Lending of Portfolio Securities. To enhance the return on its portfolio, the Fund may lend securities in its portfolio (subject to a limit of 33  1/3% of its total assets) to securities firms and financial institutions. Each loan will be secured continuously by collateral in the form of cash, high quality money market instruments or securities issued by the U.S. government or its agencies or instrumentalities. Collateral will be received and maintained by the Fund’s custodian concurrent with delivery of the loaned securities and kept in a segregated account or designated on the records of the custodian for the benefit of the Fund. Initial collateral will have a market value at least equal to 105% of the then-current market value of loaned equity securities not denominated in U.S. dollars or Canadian dollars or not primarily traded on a U.S. exchange, or 102% of the then-current market value of any other loaned securities. For all loaned foreign equity securities, the borrower must increase the collateral on a daily basis if the then-current market value of the collateral becomes insufficient to meet the minimum required collateral level for the type of loaned security as specified above. For all other loaned securities, the borrower must increase the collateral only when the market value of the collateral is less than 100% of the then-current market value of the loaned securities. The borrower pays to the lending Fund an amount equal to any dividends or interest received on loaned securities. The Fund retains all or a portion of the interest received on investment of cash collateral and/or receives a fee from the borrower; however, the lending Fund will generally pay certain administrative and custodial fees in connection with each loan.

The Fund has a right to call a loan and have the securities on loan returned at any time and require the borrower to redeliver the borrowed securities to the Fund within the settlement time specified in the loan agreement or be subject to a “buy-in”. The Fund will generally not have the right to vote securities while they are being loaned, but it is expected that the Advisor will call a loan in anticipation of any important vote.

The risk in lending portfolio securities, as with other extensions of credit, consists of the possibility of loss to the Fund due to (i) the inability of the borrower to return the securities, (ii) a delay in receiving additional collateral to adequately cover any fluctuations in the value of securities on loan, (iii) a delay in recovery of the securities, or (iv) the loss of rights in the collateral should the borrower fail financially. In addition, the Fund is responsible for any loss that might result from its investment of the borrower’s collateral.

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The Board has appointed a securities lending agent for the Fund’s securities lending activity. The securities lending agent maintains a list of broker-dealers, banks or other institutions that it has determined to be creditworthy. The Board reviews and approves this list annually. The Funds will only enter into loan arrangements with borrowers on the approved list.

Mortgage-Related and Asset-Backed Securities. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. See “Mortgage Pass-Through Securities.” The Fund also may invest in debt securities which are secured with collateral consisting of mortgage-related securities (see “Collateralized Mortgage Obligations”).

Mortgage Pass-Through Securities. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. To the extent that unanticipated rates of pre-payment on underlying mortgages increase the effective duration of a mortgage-related security, the volatility of such security can be expected to increase. The residential mortgage market in the United States recently has over the past year experienced significant difficulties that may adversely affect the performance and market value of certain of the Fund’s mortgage-related investments. Delinquencies and losses on residential mortgage loans (especially sub-prime and second-lien mortgage loans) generally have increased recently and may continue to increase, and a decline in or flattening of housing values (as has recently been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. Also, a number of residential mortgage loan originators have recently experienced serious financial difficulties or bankruptcy. Owing largely to the foregoing, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which has adversely affected the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.

The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (“FHA”), or guaranteed by the Department of Veterans Affairs (“VA”).

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Government-related guarantors include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC”). FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the United States Government. FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks but now the common stock is owned entirely by private stockholders. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHMLC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC.

On September 7, 2008, the U.S. Treasury announced three additional steps taken by it in connection with the conservatorship. First, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. Second, the U.S. Treasury announced the creation of a new secured lending facility which is available to each of FNMA and FHLMC as a liquidity backstop. Third, the U.S. Treasury announced the creation of a temporary program to purchase mortgage-backed securities issued by each of FNMA and FHLMC. Both the liquidity backstop and the mortgage-backed securities purchase program are scheduled to expire in December 2009.

FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remains liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The liquidity backstop and the Senior Preferred Stock Purchase Agreement are both intended to enhance each of FNMA’s and FHLMC’s ability to meet its obligations.

Under the Federal Housing Finance Regulatory Reform Act of 2008 (“Reform Act”), which was included as part of the Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver of FNMA and FHLMC, has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver.

FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for FNMA or FHLMC, were to repudiate any such guaranty obligation, the conservatorship or

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receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of FNMA’s or FHLMC’s assets available therefor.

In the event of repudiation, the payments of interest to holders of FNMA or FHLMC mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders.

Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.

In addition, certain rights provided to holders of mortgage-backed securities issued by FNMA and FHLMC under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for FNMA and FHLMC mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of FNMA or FHLMC, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace FNMA or FHLMC as trustee if the requisite percentage of mortgage-backed securities holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which FNMA or FHLMC is a party, or obtain possession of or exercise control over any property of FNMA or FHLMC, or affect any contractual rights of FNMA or FHLMC, without the approval of FHFA, as conservator or receiver, for a period of 45 or 90 days following the appointment of FHFA as conservator or receiver, respectively.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities or private insurers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Trust’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originators/servicers and poolers, MCM determines that the securities meet the Trust’s quality standards. Securities issued by certain private organizations may not be readily marketable. The Fund will not purchase mortgage-related securities or any other assets which in MCM’s opinion are illiquid if, as a result, more than 10% of the value of the Fund’s net assets will be illiquid.

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Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Fund’s industry concentration restrictions, set forth below under “Investment Restrictions,” by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Fund takes the position that mortgage-related securities do not represent interests in any particular “industry” or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. (Please see the discussion above regarding FNMA and FHLMC.) Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

Collateralized Mortgage Obligations (“CMOs”). A CMO is a debt obligation of a legal entity that is collateralized by mortgages and divided into classes. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans or private mortgage bonds, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Actual maturity and average life will depend upon the pre-payment experience of the collateral. In the case of certain CMOs (known as “sequential pay” CMOs), payments of principal received from the pool of underlying mortgages, including pre-payments, are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made to any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Commercial Mortgage-Backed Securities. These include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

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Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities (“SMBS”). Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

CMO Residuals. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses and any management fee of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the pre-payment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to pre-payments on the related underlying mortgage assets, in the same manner as an interest-only (“IO”) class of stripped mortgage-backed securities. See “Other Mortgage-Related Securities—Stripped Mortgage-Backed Securities.” In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances the Fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended (“1933 Act”). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to the Fund’s limitations on investment in illiquid securities.

Adjustable Rate Mortgage-Backed Securities. Adjustable rate mortgage-backed securities (“ARMBSs”) have interest rates that reset at periodic intervals. Acquiring ARMBSs permits the Fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBSs are based. Such ARMBSs generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the Fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMBSs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, the Fund, when holding an ARMBS, does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMBSs behave more like fixed income securities and less like adjustable

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rate securities and are subject to the risks associated with fixed income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

Stripped Mortgage-Backed Securities. SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including pre-payments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, the Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Collateralized Debt Obligations. The Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this Statement of Additional Information and the Fund’s Prospectus (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

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Asset-Backed Securities. Asset-backed securities (“ABS”) are bonds backed by pools of loans or other receivables. ABS are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. ABS are issued through special purpose vehicles that are bankruptcy remote from the issuer of the collateral. The credit quality of an ABS transaction depends on the performance of the underlying assets. To protect ABS investors from the possibility that some borrowers could miss payments or even default on their loans, ABS include various forms of credit enhancement.

Some ABS, particularly home equity loan transactions, are subject to interest-rate risk and prepayment risk. A change in interest rates can affect the pace of payments on the underlying loans, which in turn, affects total return on the securities. ABS also carry credit or default risk. If many borrowers on the underlying loans default, losses could exceed the credit enhancement level and result in losses to investors in an ABS transaction. Finally, ABS have structure risk due to a unique characteristic known as early amortization, or early payout, risk. Built into the structure of most ABS are triggers for early payout, designed to protect investors from losses. These triggers are unique to each transaction and can include: a big rise in defaults on the underlying loans, a sharp drop in the credit enhancement level, or even the bankruptcy of the originator. Once early amortization begins, all incoming loan payments are used to pay investors as quickly as possible.

Consistent with the Fund’s investment objectives and policies, MCM also may invest in other types of asset-backed securities.

Municipal Obligations. The Fund may, when deemed appropriate by the Advisor in light of the Fund’s investment objective, invest in high quality municipal obligations issued by state and local governmental issuers, the interest on which may be taxable or tax-exempt for Federal income tax purposes, provided that such obligations carry yields that are competitive with those of other types of money market instruments of comparable quality. The Fund does not expect to invest more than 5% of its net assets in such municipal obligations during the current fiscal year. Opinions relating to the validity of municipal obligations and to the exemption of interest thereon from regular Federal income tax are rendered by bond counsel or counsel to the respective issuers at the time of issuance. The Fund does not review the proceedings relating to the issuance of municipal obligations or the basis for such opinions.

An issuer’s obligations under its municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal obligations may be materially adversely affected by litigation or other conditions.

Any distributions of tax exempt interest to shareholders of the Fund will be taxed to shareholders as ordinary income and such distributions will not be tax exempt.

General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source. Limited obligation bonds (or revenue bonds) are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt private activity bonds and industrial development bonds generally are also revenue

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bonds and thus are not payable from the issuer’s general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor). Under the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”), certain limited obligation bonds are considered “private activity bonds” and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability. Pre-refunded bonds are municipal obligations that are generally backed or secured by U.S. Treasury bonds. In a typical pre-refunded issue, a municipality sells new bonds and uses the proceeds to buy Treasury securities. It then sets those Treasuries aside, keeping them in special escrow account that will be used to redeem the older, higher-coupon bonds either at the earliest possible date or some later date. Pre-refunded bonds can provide investors with a combination of the highest possible credit quality, and a taxable equivalent yield that compares favorably with that available on Treasuries. Bond anticipation notes (“BAN”) are short-term debt instruments issued by a state or municipality that will be paid off with the proceeds of an upcoming bond issue. Revenue anticipation notes (“RAN”) are short-term debt issues of a municipal entity that are to be repaid out of anticipated revenues, such as sales taxes. When the anticipated revenues are collected, the RAN is paid off.

Some longer-term municipal obligations give the investor the right to “put” or sell the security at par (face value) within a specified number of days following the investor’s request - usually one to seven days. This demand feature enhances a security’s liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, the Fund would hold the longer-term security, which could experience substantially more volatility.

The Fund may invest in municipal obligations with maturities in excess of 397 days as allowed under Rule 2a-7 of the 1940 Act. In general, any such securities purchased by the Fund will include a demand feature that allows the Fund to receive principal and interest within seven days of demand. Such securities are sometimes called “synthetic paper”.

The Fund may invest in municipal obligations with credit enhancements such as letters of credit, municipal obligation insurance and standby bond purchase agreements (“SBPAs”). Letters of credit that are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying municipal obligation should default. Municipal obligation insurance, which is usually purchased by the bond issuer from a private, non-governmental insurance company, provides an unconditional and irrevocable guarantee that the insured obligation’s principal and interest will be paid when due. Insurance does not guarantee the price of the bond or the share price of any Fund. The credit rating of an insured municipal obligation reflects the credit rating of the insurer, based on its claims-paying ability. The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured municipal obligation. Although defaults on insured municipal obligations have been low to date and municipal bond insurers have met their claims, there is no assurance this will continue. A higher-than-expected default rate could strain the insurer’s loss reserves and adversely affect its ability to pay claims to bondholders. The number of municipal bond insurers is relatively small, and not all of them have the highest rating. An SBPA is a liquidity facility provided to pay the purchase price of bonds that cannot be re-marketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances. The liquidity provider’s obligations under the SBPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower.

Repurchase Agreements. The Fund may agree to purchase securities from financial institutions or broker-dealers deemed creditworthy by the Advisor, subject to the seller’s agreement to repurchase the securities at an agreed-upon time and price (“repurchase agreements”). The resale price under a repurchase agreement is generally equal to the price paid by the Fund, plus interest negotiated on the basis

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of then-current short-term rates (which may be more or less than the rate on the underlying securities). Repurchase agreements are typically entered into for periods of one week or less. The Advisor will review and continuously monitor the creditworthiness of each approved seller, and will require each of the Fund’s repurchase agreements to be fully collateralized at all times with high-quality, liquid assets maintained by a designated third party in a segregated account. Repurchase agreements could involve certain risks in the event of bankruptcy or other default by the seller. If a seller under a repurchase agreement were to default on the agreement and be unable to repurchase the security subject to the repurchase agreement, the Fund would look to the collateral underlying the seller’s repurchase agreement, including the securities subject to the repurchase agreement, for satisfaction of the seller’s obligation to the Fund. The Fund might incur a loss if the value of the collateral declines and may incur disposition costs in liquidating certain collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller, obtaining rights to sell the collateral may be delayed or limited and a loss may be incurred, except with respect to repurchase agreements secured by U.S. government securities. The securities held subject to a repurchase agreement may have stated maturities exceeding 397 days, provided that the repurchase agreement itself matures in 397 days or less.

Securities subject to repurchase agreements will be held, as applicable, by the Fund’s custodian in the Federal Reserve/Treasury book-entry system or by another authorized securities depository. Repurchase agreements are considered to be loans by the Fund under the 1940 Act.

Repurchase agreements shall be deemed to have a maturity equal to the period remaining until the date on which the repurchase of the underlying securities is scheduled to occur, or, where the agreement is subject to demand, the notice period applicable to a demand for the repurchase of the securities. The staff of the SEC currently takes the position that repurchase agreements maturing in more than seven days are illiquid securities.

Restricted Securities. The Fund may invest in commercial obligations issued in reliance on the “private placement” exemption from registration afforded by Section 4(2) of the 1933 Act (“Section 4(2) paper”). The Fund may also purchase securities that are not registered under the 1933 Act, but which can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act (“Rule 144A securities”). Section 4(2) paper is restricted as to disposition under the Federal securities laws, and generally is sold to institutional investors that agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors through or with the assistance of the issuer or investment dealers that make a market in the Section 4(2) paper, thus providing liquidity. Rule 144A securities generally must be sold only to other qualified institutional buyers. The Advisor will determine the liquidity of such investments pursuant to guidelines established by the Board. If a particular investment in Section 4(2) paper or Rule 144A securities is not determined to be liquid, that investment will be included within the Fund’s limitation on investment in illiquid securities. It is possible that unregistered securities purchased by the Fund in reliance upon Rule 144A could have the effect of increasing the level of the Fund’s illiquidity to the extent that qualified institutional buyers become, for a period, uninterested in purchasing these securities.

Reverse Repurchase Agreements. The Fund may borrow funds for temporary or emergency purposes by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price (“reverse repurchase agreements”). Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price. The Fund will pay interest on amounts obtained pursuant to a reverse repurchase agreement. While reverse repurchase agreements are outstanding, the Fund will maintain cash or other liquid assets designated on the books of the Fund in an amount at least equal to the repurchase price, plus accrued interest, subject to the agreement. To the extent that positions in reverse repurchase agreements are not covered by designating cash or liquid assets at least equal to the repurchase price plus accrued interest, such transactions would be subject to the Fund’s restrictions on borrowings.

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Stand-by Commitments. The Fund may enter into stand-by commitments with respect to municipal obligations held by it. Under a stand-by commitment, a dealer agrees to purchase at the Fund’s option a specified municipal obligation at its amortized cost value to the Fund plus accrued interest, if any. Stand-by commitments may be exercisable by the Fund at any time before the maturity of the underlying municipal obligations and may be sold, transferred or assigned only with the instruments involved.

The Fund expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for municipal obligations which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held by the Fund will not exceed  1/2 of 1% of the value of the Fund’s total assets calculated immediately after each stand-by commitment is acquired.

The Fund intends to enter into stand-by commitments only with dealers, banks and broker-dealers which, in the Advisor’s opinion, present minimal credit risks. The acquisition of a stand-by commitment will not affect the valuation of the underlying municipal obligation. The actual stand-by commitment will be valued at zero in determining net asset value. Accordingly, where the Fund pays directly or indirectly for a stand-by commitment, its cost will be reflected as an unrealized loss for the period during which the commitment is held by the Fund and will be reflected as a realized gain or loss when the commitment is exercised or expires.

Stripped Securities. The Fund may acquire U.S. government obligations and their unmatured interest coupons that have been separated (“stripped”) by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. government obligations, the holder will resell the stripped securities in custodial receipt programs. The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a single future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are ostensibly owned by the bearer or holder), in trust on behalf of the owners. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. government obligations for Federal tax and securities purposes. The Fund is not aware of any binding legislative, judicial or administrative authority on this issue.

Only instruments that are stripped by the issuing agency will be considered U.S. government obligations. Securities that are stripped by their holder do not qualify as U.S. government obligations.

The U.S. Treasury Department facilitates transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on U.S. Treasury securities through the Federal Reserve book-entry recordkeeping system. The Federal Reserve program as established by the U.S. Treasury Department is known as “STRIPS” or “Separate Trading of Registered Interest and Principal of Securities.” Under the STRIPS program, the Fund is able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry recordkeeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

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Certain types of stripped securities will normally be considered illiquid instruments and will be acquired subject to the limitation on illiquid investments unless the Advisor determines them to be liquid under guidelines established by the Board.

In addition, the Fund may invest in stripped mortgage-backed securities (“SMBS”), which represent beneficial ownership interests in the principal distributions and/or the interest distributions on mortgage assets. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. One type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most common case, one class of SMBS will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class).

The original principal amount, if any, of each SMBS class represents the amount payable to the holder thereof over the life of such SMBS class from principal distributions of the underlying mortgage assets, which will be zero in the case of an IO class. Interest distributions allocable to a class of SMBS, if any, consist of interest at a specified rate on its principal amount, if any, or its notional principal amount in the case of an IO class. The notional principal amount is used solely for purposes of the determination of interest distributions and certain other rights of holders of such IO class and does not represent an interest in principal distributions of the mortgage assets.

Yields on SMBS will be extremely sensitive to the prepayment experience of the underlying mortgage loans, and there are other associated risks. For IO classes of SMBS and SMBS that were purchased at prices exceeding their principal amounts there is a risk that the Fund may not fully recover its initial investment.

The determination of whether a particular government-issued IO or PO backed by fixed-rate mortgages is liquid may be made under guidelines and standards established by the Board. Such securities may be deemed liquid if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of the Fund’s net asset value per share.

Supranational Bank Obligations. The Fund may invest in supranational bank obligations. Supranational banks are international banking institutions designed or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., The World Bank). Obligations of supranational banks may be supported by appropriated but unpaid commitments of their member countries and there is no assurance that these commitments will be undertaken or met in the future.

U.S. Government Obligations. The Fund may purchase obligations issued or guaranteed by the U.S. government and U.S. government agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. government, such as those of GNMA, are supported by the full faith and credit of the U.S. Treasury. Others, such as those of FNMA, are supported by the right of the issuer to borrow from the U.S. Treasury; and still others, such as those of FHLMC and the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality issuing the obligation. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored instrumentalities if it is not obligated to do so by law. Examples of the types of U.S. government obligations that may be acquired by the Fund include without limitation U.S. Treasury bills, U.S. Treasury notes and U.S. Treasury bonds and the obligations of Federal Home Loan Banks,

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Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, FNMA, GNMA, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, FHLMC, Federal Intermediate Credit Banks and Maritime Administration.

U.S. Treasury securities differ in their interest rates, maturities and times of issuance. Treasury bills have initial maturities of one year or less, Treasury notes have initial maturities of one to ten years and Treasury bonds generally have initial maturities greater than ten years. A portion of the U.S. Treasury securities purchased by the Fund may be “zero coupon” Treasury securities. These are U.S. Treasury notes and bonds which have been stripped of their unmatured interest coupons and receipts or which are certificates representing interests in such stripped debt obligations and coupons. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. A zero coupon security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value (sometimes referred to as a “deep discount” price).

The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received if prevailing interest rates rise. For this reason, zero coupon securities are subject to substantially greater market price fluctuations during periods of changing prevailing interest rates than are comparable debt securities which make current distributions of interest. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year.

Certain banks and brokerage firms have separated (“stripped”) the principal portions (“corpus”) from the coupon portions of the U.S. Treasury bonds and notes and sell them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are generally held by a bank in a custodial or trust account). The Fund will not purchase any such receipts or certificates representing stripped corpus or coupon interests in U.S. Treasury securities sold by banks and brokerage firms. The Fund will only purchase zero coupon Treasury securities that have been stripped by the Federal Reserve Bank. See “Stripped Securities” above for more information on these types of securities.

Variable Amount Master Demand Notes. The Fund may purchase variable amount master demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Although the notes are not normally traded and there may be no secondary market in the notes, the Fund may demand payment of the principal of the instrument at any time. The notes are not typically rated by credit rating agencies, but issuers of variable amount master demand notes must satisfy the same criteria as set forth above for issuers of commercial paper. If an issuer of a variable amount master demand note defaulted on its payment obligation, the Fund might be unable to dispose of the note because of the absence of a secondary market and might, for this or other reasons, suffer a loss to the extent of the default. The Fund may invest in variable amount master demand notes only when the Advisor deems the investment to involve minimal credit risks.

Variable or Floating Rate Instruments. Debt instruments in which the Fund invests may be structured to have variable or floating interest rates. A floating rate security is a security the terms of which provide for the adjustment of its interest rate whenever a specified interest rate changes and that, at any time until the final maturity of the instrument or period remaining until the principal can be recovered

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through demand, can reasonably be expected to have a market value that approximates its amortized cost. A variable rate security is a security the terms of which provide for the adjustment of its interest rate on set dates (such as the last day of a month or calendar quarter) and that, upon each adjustment until the final maturity of the instrument or the period remaining until the principal amount can be recovered through a demand, can reasonably be expected to have a market value that approximates its amortized cost. Variable or floating rate obligations purchased by the Fund may have stated maturities in excess of the Fund’s maturity limitation if the Fund can demand payment of the principal of the instrument at least once during such period on not more than thirty days’ notice (this demand feature is not required if the instrument is guaranteed by the U.S. government or an agency thereof). These instruments may include variable amount master demand notes that permit the indebtedness to vary in addition to providing for periodic adjustments in the interest rates. The Advisor will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instrument is subject to a demand feature, will continuously monitor their financial ability to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument is equivalent to the quality standards applicable to the Fund, the issuer’s obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. The Fund will invest in variable and floating rate instruments only when the Advisor deems the investment to involve minimal credit risk.

Variable or floating rate securities held by the Fund will be subject to the Fund’s limitation on illiquid investments when the Fund may not demand payment of the principal amount within seven days absent a reliable trading market.

In determining average weighted portfolio maturity of the Fund, short-term variable or floating rate securities are deemed to have a maturity equal to the earlier of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand. For purposes of this paragraph, “short-term” with respect to a security means that the principal amount, in accordance with the terms of the security, must unconditionally be paid in 397 calendar days or less.

In determining average weighted portfolio maturity of a Fund, long-term variable or floating rate securities are deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand. For purposes of this paragraph, “long-term” with respect to a security means that the principal amount of the security is scheduled to be paid in more than 397 days.

Variable or floating rate government securities where the variable rate of interest is readjusted no less frequently than every 762 days shall be deemed to have a maturity equal to the period remaining until the next interest rate readjustment.

When calculating the Fund’s dollar-weighted average portfolio maturity, floating rate securities are deemed to have a maturity of one day, and variable rate securities are deemed to have a maturity equal to the lesser of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

When-Issued Purchases and Forward Commitments (Delayed-Delivery Transactions). When-issued purchases and forward commitments (known as delayed-delivery transactions) are commitments by the Fund to purchase or sell particular securities with payment and delivery to occur at a future date (perhaps one or two months later). These transactions permit the Fund to lock-in a price or yield on a security, regardless of future changes in interest rates.

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When the Fund agrees to purchase securities on a when-issued or forward commitment basis, the Fund will designate on its records cash or liquid assets equal to the amount of the commitment on the settlement date. Normally, the Fund will designate portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to designate additional assets in order to ensure that the value of such assets remains equal to the amount of the Fund’s commitments. Because the Fund’s liquidity and ability to manage its portfolio might be affected when it designates cash or liquid assets to cover such purchase commitments, the Advisor expects that its commitments to purchase when-issued securities and forward commitments will not exceed 25% of the value of the Fund’s total assets absent unusual circumstances.

The Fund will purchase securities on a when-issued or forward commitment basis only with the intention of completing the transaction and actually purchasing the securities. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases, the Fund may realize a taxable capital gain or loss. When the Fund has sold a security pursuant to one of these transactions, the Fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or suffer a loss.

When the Fund engages in when-issued and forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

A when-issued or delayed delivery transaction includes a “to be announced” transaction in which a seller agrees to deliver a security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the purchaser agrees to accept any security that meets specified terms. For example, in a TBA mortgage-backed transaction, the purchaser and the seller would agree upon the issuer, coupon rate and terms of the underlying mortgages. The seller would not identify the specific underlying mortgages until it delivers mortgages that meet the specified terms.

The market value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their market value, are taken into account when determining the net asset value of the Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

Government Intervention in Financial Markets. Recent instability in the financial markets has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Fund’s portfolio holdings. Furthermore, volatile financial markets can expose the Funds to greater market and liquidity risk and potential difficulty in valuing

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portfolio instruments held by the Fund. The Fund has established procedures to assess the liquidity of portfolio holdings and to value instruments for which market prices may not be readily available. MCM will monitor developments and seek to manage the Fund in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so.

Yields and Ratings. The yields on certain obligations, including the money market instruments in which the Fund may invest (such as commercial paper and bank obligations), are dependent on a variety of factors, including general money market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of S&P, Moody’s, Fitch and other NRSROs represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices.

The Fund will not invest more than 5% of its total assets in securities rated in the second highest rating category by such NRSROs and will not invest more than 1% of its total assets in such securities of any one issuer. The Fund intends to limit investments in the securities of any single issuer (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) to not more than 5% of the Fund’s total assets at the time of purchase, provided that the Fund may invest up to 25% of its total assets in the securities of any one issuer rated in the highest rating category by an NRSRO for a period of up to three business days. Unrated and certain single rated securities (other than U.S. government securities) may be purchased by the Fund, but are subject to a determination by the Advisor, in accordance with procedures established by the Board, that the unrated and single rated securities are of comparable quality to the appropriate rated securities.

Subsequent to its purchase by the Fund, an unrated security may be rated, a rated security may cease to be rated, or a rated security’s rating may be reduced. The Board or the Advisor, pursuant to guidelines established by the Board, will consider such an event in determining whether the Fund involved should continue to hold the security in accordance with the interests of the Fund and applicable regulations of the SEC.

Disclosure of Portfolio Holdings. The Board has adopted policies regarding disclosure of the Munder Funds’ portfolio holdings information. These policies generally prohibit the Munder Funds, MCM, and any sub-advisor to the Munder Funds from disclosing any information concerning the Munder Funds’ portfolio holdings to any third-party earlier than the day next following the day on which the information is publicly disclosed.

The Fund publicly discloses a complete uncertified list of its portfolio holdings as of the end of each calendar month. The Fund generally does not disclose the list of its portfolio holdings earlier than 30 days after the end of such month, but may do so at the discretion of the Fund’s officers. The Fund may also publicly disclose other information from which the Fund’s specific portfolio holdings could be derived as of the end of each calendar month not earlier than 15 days after the end of such month. This other information may include the Fund’s top ten holdings, sector information and other identifiable holdings information. The Fund may choose to publish its portfolio holdings and other identifiable holdings information less frequently or not at all, except to the extent required to be disclosed by applicable law. The Fund will make its portfolio holdings information available to the general public on the Munder Funds website (www.munder.com).

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Prior to the time that the Fund’s portfolio holdings information is publicly disclosed, MCM or any sub-advisors to the Munder Funds may disclose any and all portfolio holdings information to the following categories of persons, subject to the applicable conditions:

Service providers. The Fund may disclose portfolio holdings information to the Fund’s primary service providers (i.e., the Fund’s advisor, sub-advisors, custodian, distributor, fund accountant, administrator, sub-administrator, independent public accountants, and external legal counsel) and to other service providers (such as proxy voting services, pricing information vendors, broker-dealers who effect portfolio securities transactions, broker-dealers who provide pricing information, and providers of printing and/or regulatory filing services) who need access to such information to perform services for the benefit of the Fund. Portfolio holdings information will be disclosed to a service provider to the extent and as frequently as necessary to allow such service provider to perform its duties and responsibilities which may be immediate with no lag time. The service providers are subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law and/or contract. The Fund’s current primary service providers are MCM, State Street Bank and Trust Company, Funds Distributor, LLC, PNC Global Investment Servicing, Ernst &Young LLP, Dechert LLP, and Morgan Lewis & Bockius LLP. Other service providers who routinely receive portfolio holdings information from the Fund are ISS Governance, FT Interactive, Reuters, Thomsen Financial/ILX, Bear Stearns, WM Company, R.R. Donnelley, and Bowne & Co.

Other. The Fund, MCM or any sub-advisors to the Munder Funds may disclose portfolio holdings information to other individuals or entities, but only if the following conditions have been met: (1) a written request for disclosure prior to public dissemination must be submitted to and approved in writing by either the President or a Vice President of the Munder Funds and MCM’s Legal Department; (2) the President or a Vice President of the Munder Funds and MCM’s Legal Department must determine that the requested disclosure would serve a legitimate business purpose of the Fund and is in the best interests of the Fund and its shareholders; (3) the portfolio holdings information must be disclosed pursuant to the terms of a written confidentiality agreement between the recipient and the Fund, unless such disclosure is otherwise required by applicable law; and (4) none of the Munder Funds, the Munder Funds’ investment advisers, or their affiliates may receive compensation or other consideration in connection with an arrangement to make available information about the Fund’s portfolio holdings. In determining whether the requested disclosure is in the best interest of Fund shareholders, the President or Vice President of the Munder Funds, as applicable, and MCM’s Legal Department will take into consideration the likelihood that, and the extent to which, the disclosure of such information may be used in a harmful or abusive manner by the recipient. In the event of a conflict between the interests of the Munder Funds and their shareholders, on the one hand, and those of MCM, any sub-advisor to the Munder Funds, the Munder Funds’ principal underwriter, or any affiliated person of the Munder Funds, MCM, any sub-advisor to the Munder Funds or the Munder Funds’ principal underwriter, on the other hand, the conflict shall be resolved in favor of the interests of the Munder Funds and their shareholders.

The terms of any confidentiality agreement entered into will generally provide, among other things, that (1) the portfolio holding information is the confidential property of the Munder Funds and may not be shared or used directly or indirectly for any purpose except as expressly provided in the confidentiality agreement; (2) the recipient agrees to limit access to the portfolio holdings information to its employees (and agents) who, on a need to know basis, (a) are authorized to have access to the portfolio holdings information and (b) are subject to confidentiality obligations, including a duty not to trade on non-public information; and (3) the recipient does not distribute the portfolio holdings or result of the analysis to third parties, other departments or person who are likely to use the information for purposes of purchasing or selling the Munder Funds prior to the day next following the public disclosure of such portfolio holdings information.

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The types of individuals or entities to whom MCM, a sub-advisor, or the Fund might disclose portfolio holdings information prior to public disclosure subject to the conditions described above could include mutual fund evaluation services and due diligence departments of broker-dealers and wirehouses. These services and departments regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes including style, capitalization, maturity, yield, beta, etc. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. This is not meant to be an exclusive list and MCM, a sub-advisor and/or the Fund may disclose portfolio holdings to other types of third parties as long as the conditions described above are satisfied.

As of the date of this SAI, the Fund had an ongoing arrangement to provide information to Moody’s Investors Service, Inc. for the purpose of enabling Moody’s to provide a rating on the Fund. The Fund compensates Moody’s for providing this rating. The Fund provides the following information to Moody’s on a weekly basis: total net assets, weighted average maturity and all holdings of the Fund. Such information is provided to Moody’s on a weekly basis. Moody’s has agreed not to release to any third party any material which includes such data until the day after complete lists of the Fund’s holdings as of the date of the information provided to Moody’s are made publicly available. The disclosure of this information is subject to a confidentiality agreement between the Fund and Moody’s, the terms of which include the terms described above.

As of the date of this SAI, the Fund had an ongoing arrangement to provide a full list of the portfolio holdings of the Fund on a daily basis to Goldman Sachs Asset Management, L.P. in connection with the consideration of a transaction involving the transfer of a portion of the Fund’s assets. The disclosure of the information was subject to a confidentiality agreement, the terms of which include the terms described above.

Portfolio managers, analysts and other senior officers or spokespersons of MCM, any sub-advisor to the Munder Funds or the Munder Funds are permitted to disclose or confirm the ownership of any individual portfolio holding to reporters, brokers, shareholders, consultants or other interested persons provided that such information already has been publicly disclosed. MCM or a sub-advisor may periodically distribute lists of portfolio holdings held by the Munder Funds for the purpose of facilitating efficient trading of such securities and receipt of relevant research. The information on such lists shall be as of month end and will not be distributed until the day next following the public disclosure of the portfolio holdings.

The Board receives reports at its quarterly meetings concerning disclosure by the Munder Funds of portfolio holdings information. The Board, MCM or a sub-advisor may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio holdings information beyond those found in the Munder Funds’ policies. The policies may not be waived, nor may exceptions be made without the approval of MCM’s Legal Department. All waivers and exceptions will be disclosed to the Board no later than its next regularly scheduled quarterly meeting. All material amendments to the policies will be submitted to the Board for approval or ratification.

INVESTMENT POLICIES

The Fund is subject to the investment policies enumerated in this section, which may be changed only by a vote of the shareholders of a majority of the Fund’s outstanding shares (as defined under “Other Information - Shareholder Approvals”).

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As a matter of fundamental policy, the Fund:

1.	May not issue any senior security, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Among other things, this would permit the Fund to: (i) enter into commitments to purchase securities in accordance with the Fund’s investment program, including, without limitation, reverse repurchase agreements, delayed delivery securities and when-issued securities, to the extent permitted by its investment program and other restrictions; (ii) engage in short sales of securities to the extent permitted in its investment program and other restrictions; and (iii) purchase or sell futures contracts and related options to the extent permitted by its investment program and other restrictions;

2.	May not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

3.	May not act as an underwriter of securities within the meaning of the 1933 Act, except as permitted under the 1933 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Among other things, to the extent that the Fund may be deemed to be an underwriter within the meaning of the 1933 Act, this would permit the Fund to act as an underwriter of securities in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment objective, investment policies and investment program;

4.	May not purchase or sell real estate or any interests therein, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Notwithstanding this limitation, the Fund may, among other things: (i) acquire or lease office space for its own use; (ii) invest in securities of issuers that invest in real estate or interests therein; (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; or (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities;

5.	May not purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

6.	May not make loans, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Notwithstanding this limitation, the Fund may, among other things: (i) enter into repurchase agreements, (ii) lend portfolio securities; and (iii) acquire debt securities without being deemed to be making a loan;

7.	Shall be a “diversified company” as that term is defined in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time; and

8.

May not “concentrate” its investments in a particular industry, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction from time to time, provided that, without limiting the generality of the foregoing: (a) this limitation will not apply to the Fund’s investments in: (i) securities of other investment companies; (ii) securities issued or guaranteed as to principal and/or interest by the U.S. government, its agencies or instrumentalities; (iii) instruments issued by domestic branches of U.S. banks (including U.S. branches of foreign banks subject to regulation under U.S. laws applicable to domestic banks and, to the extent that its parent is

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unconditionally liable for the obligation, foreign branches of U.S. banks); or (iv) repurchase agreements (collateralized by the instruments described in clause (ii) and clause (iii)); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to the financing activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of the Fund’s investments will not constitute a violation of such limitation, except that any borrowing by the Fund that exceeds the fundamental investment limitations stated above must be reduced to meet such limitations within the period required by the 1940 Act (currently three days). In addition, if the Fund’s holdings of illiquid securities exceed 10% because of changes in the value of the Fund’s investments, the Fund will take action to reduce its holdings of illiquid securities within a time frame deemed to be in the best interest of the Fund. Otherwise, the Fund may continue to hold a security even though it causes the Fund to exceed a percentage limitation because of fluctuation in the value of the Fund’s assets.

MANAGEMENT OF THE FUND

The Trust is supervised by the Board, which is responsible for representing the interests of the shareholders. The Board meets periodically throughout the year to oversee the Fund’s activities.

Trustees and Officers. Information about the Trustees and officers of the Trust, including their business addresses, ages and principal occupations during the past five years, and other directorships of publicly traded companies or funds, are as set forth in the table below. A Trustee is deemed to be a “Non-Interested Trustee” to the extent the Trustee is not an “interested person” of the Trust (as that term is defined in Section 2(a)(19) of the 1940 Act). As used herein, the terms “Munder Funds” and “Fund Complex” consist of 26 portfolios, each of which is a series of MST or MST II.

Trustees and Officers. Information about the Trustees and officers of the Funds, including their business addresses, ages and principal occupations during the past five years, and other directorships of publicly traded companies or funds, are as set forth in the table below. A Trustee is deemed to be a “Non-Interested Trustee” to the extent the Trustee is not an “interested person” of the Funds (as that term is defined in Section 2(a)(19) of the 1940 Act). As used herein, the terms “Munder Funds” and “Fund Complex” consist of 26 portfolios, each of which is a series of MST or MST II.

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Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Non-Interested Trustees

Thomas D. Eckert c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 61	Trustee and Chairman	Indefinite; Trustee since 2/93, Chairman since 11/04	President and Chief Executive Officer, Capital Automotive Real Estate Services, Inc. (real estate investment operating company specializing in retail automotive properties) (since 12/05); Director, President and Chief Executive Officer, Capital Automotive REIT (real estate investment trust specializing in retail automotive properties) (10/97 to 12/05).	26	DuPont Fabros Technology, Inc. (real estate investment trust) (since 10/07)

John Rakolta, Jr. c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 61	Trustee and Vice Chairman	Indefinite; since 2/93	Chairman and Chief Executive Officer, Walbridge Aldinger Company (construction/real estate company) (since 1991).	26	None

David J. Brophy c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 72	Trustee	Indefinite; since 5/93	Professor of Finance, Stephen M. Ross School of Business – University of Michigan (since 8/66); Chief Financial Officer and Director, Asia Automotive Acquisition Corporation (blank check company) (6/05 to 6/08).	26	Nighthawk Radiology Holdings, Inc. (since 3/04); Tongxin International Ltd. (manufacturer of automotive parts) (since 7/08).

Joseph E. Champagne c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 70	Trustee	Indefinite; since 11/89	Vice President, Macomb Community College (since 7/01); Dean, Macomb Community College (since 9/97).	26	None

John Engler c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 60	Trustee	Indefinite; since 2/03	President and Chief Executive Officer, National Association of Manufacturers (public advocacy for manufacturing) (since 10/04); President of State and Local Government/Vice President of Government Solutions for North America, Electronic Data Systems Corp. (computer services) (1/03 to 8/04); Governor of the State of Michigan (1/91 to 1/03).	26	Universal Forest Products, Inc. (manufacturer and distributor of lumber products) (since 1/03); Northwest Airlines (since 4/03).

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Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Lisa A. Payne c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 49	Trustee	Indefinite; since 3/05	Director, Vice Chairman and Chief Financial Officer of Taubman Centers, Inc. (real estate investment trust specializing in developing and operating regional shopping centers) (since 6/05); Director, Executive Vice President, Chief Financial Officer and Chief Administrative Officer of Taubman Centers, Inc. (1/97 to 6/05).	26	Taubman Centers, Inc. (real estate investment trust) (since 1/97); Masco Corporation (manufacturer of home improvement and building products) (since 12/06).

Arthur T. Porter c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 52	Trustee	Indefinite; since 2/01	Executive Director, McGill University Health Centre (since 4/04); Chairman and Chief Executive Officer, University Radiation Oncology Physicians PC, Griffon Companies (10/03 to 4/04); President and Chief Executive Officer of the Detroit Medical Center (3/99 to 9/03).	26	Adherex Technologies, Inc. (biopharma-ceutical company) (since 3/04); Air Canada (since 10/06).

Interested Trustee

Michael T. Monahan(3) c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 69	Trustee	Indefinite; since 8/00	President of Monahan Enterprises, LLC (consulting company) (since 6/99).	26	CMS Energy Corporation (energy company) (since 12/02).

(1)	The Trustee may serve until his/her death, resignation, removal or retirement. Pursuant to the By-Laws, any Trustee shall retire as Trustee at the end of the calendar year in which he/she attains the age of 75 years.

(2)	Length of time served is measured from the earliest date of service as a Trustee of any of the Munder Funds or their predecessors.

(3)	Mr. Monahan is an “interested person” as defined under the 1940 Act. Mr. Monahan owns stock and receives retirement and health benefits from Comerica Incorporated which is the indirect parent company of World Asset Management, Inc., the sub-advisor to three Munder Funds. Prior to December 29, 2006, Comerica Incorporated was also the indirect parent company of the Advisor. Mr. onahan also receives retirement and health benefits from Comerica.

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Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years

Officers

John S. Adams 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 50	President and Principal Executive Officer	through 2/09; since 4/06	Chief Executive Officer and Chief Investment Officer of Munder Capital Management (investment advisor) (since 12/06); Chief Executive Officer of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); President and Chief Investment Officer of Pierce Street Advisors, LLC (investment advisor) (since 3/06); President and Chief Investment Officer of Munder Capital Management (investment advisor) (3/06 to 12/06); Managing Director and Chief Investment Officer, Equities of Munder Capital Management (12/04 to 3/06); Senior Portfolio Manager of Munder Capital Management (6/87 to 12/04).

Stephen J. Shenkenberg 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 50	Vice President, Secretary, Chief Legal Officer and Chief Compliance Officer	through 2/09; since 8/00	Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Management (investment advisor) (since 2/05); Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); General Counsel and Chief Compliance Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Executive Vice President and General Counsel of Munder Capital Management (7/00 to 2/05); Director of Diversified Strategy Hedge Fund, Ltd. (since 1/06).

Peter K. Hoglund 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 42	Vice President and Principal Financial Officer	through 2/09; since 2/01	Managing Director and Chief Financial Officer of Munder Capital Management (investment advisor) (since 9/08); Managing Director, Chief Financial Officer and Treasurer of Munder Capital Holdings, LLC (investment advisor holding company) (since 9/08); Chief Administrative Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Managing Director and Chief Administrative Officer of Munder Capital Management (2/05 to 9/08); Managing Director, Chief Administrative Officer and Treasurer of Munder Capital Holdings, LLC (12/06 to 9/08); Chief Administrative Officer of Munder Capital Management (5/00 to 2/05).

David W. Rumph 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 37	Treasurer and Principal Accounting Officer	through 2/09; since 8/08	Director, Mutual Fund Treasury Oversight of Munder Captial Management (investment advisor) (since 7/08); Manager, Mutual Fund Treasury Administration of Munder Captial Management (10/07 to 7/08); Senior Mutual Fund Treasury Analyst of Munder Capital Management (4/01 to 10/07).

Bradford E. Smith 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 36	Assistant Treasurer	through 2/09; since 5/00	Director of Mutual Fund Operations of Munder Capital Management (investment advisor) (since 3/01).

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Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years
Kevin R. Kuhl 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 32	Assistant Treasurer	through 2/09; since 8/04	Director, Accounting of Munder Capital Management (investment advisor) (since 7/08); Manager of Mutual Fund Administration of Munder Capital Management(1/08 to 7/08); Senior Mutual Fund Treasury Analyst of Munder Capital Management (10/07 to 1/08); Mutual Fund Treasury Analyst of Munder Capital Management (5/02 to 10/07).

Melanie Mayo West 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 41	Assistant Secretary	through 2/09; since 8/01	Associate General Counsel of Munder Capital Management (investment advisor) (since 11/00).

Mary Ann C. Shumaker 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 54	Assistant Secretary	through 2/09; since 8/99	Assistant Secretary of Munder Capital Management (investment advisor) (since 2/05); Associate General Counsel of Munder Capital Management (since 3/98).

Amy D. Eisenbeis 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 44	Assistant Secretary	through 2/09; since 2/05	Associate General Counsel of Munder Capital Management (investment advisor) (since 10/04).

(1)	The officers are elected annually by the Board.

(2)	Length of time served is measured from the earliest date of service as an officer of any of the Munder Funds or their predecessors.

Standing Committees of the Board. The Board of Trustees has a standing Audit Committee presently consisting of Dr. Brophy (Chairman of the Committee), Dr. Porter and Mr. Rakolta. All are members of the Board and are currently not “interested” persons (as defined in the 1940 Act) of the Fund. The Board has adopted a written charter for the Audit Committee. The principal function of the Fund’s Audit Committee is to oversee the accounting, auditing and financial reporting processes of the Fund. The Audit Committee is responsible for, among other things, (1) recommending, engaging and terminating the Fund’s independent registered public accounting firm (subject to ratification by the Board or shareholders, if required), (2) pre-approving all audit and non-audit services to be provided by the independent registered public accounting firm to the Fund and certain Fund affiliates, (3) reviewing with the independent registered public accounting firm the proposed scope of, and fees for, their audit, the registered public accounting firm’s independence, and the staffing of the audit team of the Fund, (4) receiving and considering a report from the independent registered public accounting firm concerning their conduct of the audit, including any comments or recommendations they might want to make in that connection, (5) considering all critical accounting policies and practices to be used by the Fund and any proposed alternative treatments thereof, and (6) investigating any improprieties or suspected improprieties in the operations of the Fund. The Audit Committee met four times during the last fiscal year of the Fund.

The Board of Trustees has a Board Process and Governance Committee. The Board Process and Governance Committee presently consists of Dr. Champagne (Chairman of the Committee), The Hon. Mr. Engler, Mr. Monahan, Ms. Payne and Dr. Porter. The function of the Board Process and Governance Committee is to review and assess the adequacy of the Board’s ongoing adherence to industry corporate governance best practices and make recommendations as to any appropriate changes;

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review and make recommendations to the Board regarding Trustee compensation and expense reimbursement policies; undertake periodically to coordinate and facilitate evaluations of the Board and recommend improvements, as appropriate; and meet with Fund management to review reports and other information concerning the status of the Fund’s operations, procedures and processes. The Board Process and Governance Committee met four times during the last fiscal year of the Fund.

The Board of Trustees has a Nominating Committee. The Nominating Committee presently consists of Mr. Rakolta (Chairman of the Committee), Dr. Brophy, Dr. Champagne, Mr. Eckert and The Hon. Mr. Engler. In the event of any vacancies on or additions to the Board, the Nominating Committee is responsible for (i) identifying and evaluating potential candidates to fill any such vacancy on the Board; (ii) selecting from among the potential candidates a nominee to be presented to the full Board for its consideration; and (iii) recommending to the Board a nominee to fill any vacancy on the Board. The Nominating Committee may seek suggestions for potential nominees to fill positions on the Board as Non-Interested Trustees from any party it deems appropriate. For potential nominees to fill positions on the Board as Interested Trustees, the Nominating Committee will consider the views and recommendations of the Advisor. The Nominating Committee did not meet during the last fiscal year of the Funds.

Shareholders may submit for the Nominating Committee’s consideration, recommendations regarding potential nominees to fill the position of a Non-Interested Trustee on the Board. Each eligible shareholder or shareholder group may submit no more than one nominee each calendar year. In order for the Nominating Committee to consider shareholder submissions, the following requirements must be satisfied regarding the nominee:

1. The nominee must satisfy certain qualifications described below and in the Fund’s organizational documents, including qualification as a possible Non-Interested Trustee.

2. The nominee may not be the nominating shareholder, a member of the nominating shareholder group or a member of the immediate family of the nominating shareholder or any member of the nominating shareholder group.

3. Neither the nominee nor any member of the nominee’s immediate family may be currently employed or employed within the last year by any nominating shareholder entity or entity in a nominating shareholder group.

4. Neither the nominee nor any immediate family member of the nominee is permitted to have accepted directly or indirectly, during the year of the election for which the nominee’s name was submitted, during the immediately preceding calendar year, or during the year when the nominee’s name was submitted, any consulting, advisory, or other compensatory fee from the nominating shareholder or any member of a nominating shareholder group.

5. The nominee may not be an executive officer, director (or person fulfilling similar functions) of the nominating shareholder or any member of the nominating shareholder group, or of an affiliate of the nominating shareholder or any such member of the nominating shareholder group.

6. The nominee may not control the nominating shareholder or any member of the nominating shareholder group (or, in the case of a holder or member that is a fund, an “interested person” of such holder or member as defined by Section 2(a)(19) of the 1940 Act).

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7. A shareholder or shareholder group may not submit for consideration a nominee who has previously been considered by the Nominating Committee.

In order for the Nominating Committee to consider shareholder submissions, the following requirements must be satisfied regarding the shareholder or shareholder group submitting the proposed nominee:

1. Any shareholder or shareholder group submitting a proposed nominee must beneficially own, either individually or in the aggregate, more than 5% of the Fund’s securities that are eligible to vote both at the time of submission of the nominee and at the time of the Board member election. Each of the securities used for purposes of calculating this ownership must have been held continuously for at least two years as of the date of the nomination. In addition, such securities must continue to be held through the date of the meeting. The nominating shareholder or shareholder group must also bear the economic risk of the investment and the securities used for purposes of calculating the ownership cannot be held “short.”

2. The nominating shareholder or shareholder group must also submit a certification that provides the number of shares which the person or group has (a) sole power to vote or direct the vote; (b) shared power to vote or direct the vote; (c) sole power to dispose or direct the disposition of such shares and (d) shared power to dispose or direct the disposition of such shares. In addition the certification shall provide that the shares have been held continuously for at least 2 years.

3. Shareholders or shareholder groups submitting proposed nominees must substantiate compliance with the above requirements at the time of submitting their proposed nominee as part of their written submission to the attention of the Nominating Committee. This submission should be provided no later than the first calendar quarter of the current year and must include: (a) the shareholder’s contact information; (b) the nominee’s contact information and the number of Fund shares owned by the proposed nominee; (c) all information regarding the nominee that would be required to be disclosed in solicitations of proxies for elections of directors required by Regulation 14A of the Securities Exchange Act of 1934, as amended (“1934 Act”); and (d) a notarized letter executed by the nominee, stating his or her intention to serve as a nominee and be named in the Fund’s proxy statement, if so designated by the Nominating Committee and the Fund’s Board.

To qualify as a nominee for the Board, individuals, at the time of nomination, should: (i) have substantial expertise, work experience or relationships that would contribute to the overall effectiveness of the Board, including in overseeing the Fund and protecting the interests of the Fund’s shareholders; (ii) have a degree from an accredited university or college in the United States or the equivalent degree from an equivalent institution of higher learning in another country or a certification as a public accountant; (iii) have no criminal convictions (other than traffic violations) or felony or misdemeanor convictions involving the purchase or sale of a security; (iv) not have been the subject of any order, judgment or decree (which was not subsequently reversed, suspended or vacated) of any federal or state authority finding that the individual violated or is in violation of any federal or state securities laws; and (v) not cause the Fund, as determined by the Nominating Committee in consultation with counsel to the Non-Interested Trustees, to be in violation of or not in compliance with: (a) any applicable law, regulation or regulatory interpretation, (b) the applicable Fund’s organizational documents, or (c) any general policy adopted by the Board regarding either the mandatory retirement age of any Board member or the percentage of Board that must be comprised of Non-Interested Trustees.

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Management Ownership of the Fund. The following table sets forth, for each Trustee, the aggregate dollar range of equity securities owned of the Fund and of all funds in the Fund Complex overseen by each Trustee as of December 31, 2007.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Non-Interested Trustees
John Rakolta, Jr.	None	Over $100,000
David J. Brophy	None	$10,001 -$50,000
Joseph E. Champagne	None	$50,001 - $100,000
Thomas D. Eckert	None	Over $100,000*
Arthur T. Porter	None	$50,001 - $100,000
John Engler	None	Over $100,000
Lisa A. Payne	None	None*
Interested Trustee
Michael T. Monahan	$50,001 - $100,000	Over $100,000

*	Both Mr. Eckert and Ms. Payne participate in the Fund’s deferred compensation plan, through which their compensation as Trustees is valued as if it were invested in shares of the Munder Funds (as described below).

As of the date of this SAI, no officer, director or employee of the Advisor, the Custodian, the Distributor, the Administrator, the Sub-Administrator or the Transfer Agent, as defined below, currently receive any compensation from the Trust. As of October 1, 2008, the Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of the Fund.

Compensation. Each Trustee of MST and MSTII is paid quarterly an aggregate fee consisting of a $96,000 annual retainer ($132,000 for the Chairman) for services provided as a Trustee, plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Trustee who is Chairman of a Committee (Audit Committee, Board Process and Governance Committee, and/or Nominating Committee) also receives an annual retainer of $6,000 for such service. For quarters ending prior to October 1, 2007, each Trustee of MST and MSTII was paid an aggregate fee consisting of a $78,000 annual retainer ($114,000 for the Chairman) for services provided as a Trustee, plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Trustee who was Chairman of a Committee also received an annual retainer of $3,000 for such service. In addition, Trustees of MST and MSTII who were also Trustees of The Munder @Vantage Fund (“@Vantage”), which was reorganized on December 14, 2007 with and into the Munder Internet Fund, a series of MST, received a pro rata portion of a $6,000 annual retainer for services provided as a Trustee of @Vantage.

The Board has adopted a deferred compensation plan (“Deferred Compensation Plan”) pursuant to which each Trustee who receives compensation from the Funds of MST and MST II may defer, for a specified period of time, the receipt of all or some portion of the fees earned for Board service. Each Trustee must make his deferral elections prior to January 1 of the calendar year for which fees are to be deferred. Previous deferral elections will automatically remain in effect for subsequent years unless the Trustee makes an alternative election prior to January 1 of the calendar year for which fees are to be deferred. Amounts deferred will be valued as if they were invested in one or more of the Funds selected by the deferring Trustee. These amounts will not, however, actually be invested in shares of the Funds and the obligation of MST and MST II to make payments under the Deferred Compensation Plan will be unsecured general obligations of the Funds of MST and MST II, payable out of the general assets and

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property of such Funds. A Trustee may elect to have the amounts earned under the Deferred Compensation Plan distributed (1) on a specified date, (2) upon termination of Board service, or (3) the earlier of choice (1) or (2). Payment of amounts earned under the Deferred Compensation Plan may be made in a lump sum or in annual installments over the number of years specified by the Trustee (up to 10 years). If a Trustee dies, the balance of the amounts earned will be paid to his or her designated beneficiary in a lump sum.

The following table summarizes the compensation, including committee fees, paid to the Trustees of the Trust for the twelve-month period ended June 30, 2008.

Compensation Table

Name and Position of Trustee	Aggregate Compensation from the Trust(1)	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from the Trust and Fund Complex Paid to Trustees(1)
John Rakolta, Jr., Trustee and Vice Chairman	$100,000	None	None	$104,000
David J. Brophy, Trustee	$100,000	None	None	$104,000
Joseph E. Champagne, Trustee	$100,000	None	None	$104,000
Thomas D. Eckert, Chairman and Trustee	$126,923	None	None	$132,000
John Engler, Trustee	$92,308	None	None	$96,000
Michael T. Monahan, Trustee	$92,308	None	None	$96,000
Lisa A. Payne, Trustee	$92,308	None	None	$96,000
Arthur T. Porter, Trustee	$92,308	None	None	$96,000

(1)	As of June 30, 2008, there were two investment companies in the Fund Complex (MST, and MST II ) and 26 funds in the Fund Complex. Amounts provided for the Fund Complex for the period include those paid to the Trustee by MST, and MST II. For the fiscal year ended June 30, 2008, each of Mr. Eckert and Ms. Payne deferred all of their compensation pursuant to the Deferred Compensation Plan described above. As of June 30, 2008, the total value of the compensation from the Fund Complex deferred by the Trustees for all prior periods was $896,382 for Mr. Eckert, $178,179 for Ms. Payne and $85,459 for Dr. Porter.

Material Relationships of the Non-Interested Trustees. For the purposes of the statements below, the immediate family members of any person are a person’s spouse, children residing in the person’s household (including step and adoptive children) and any dependent of the person; an entity in a control relationship means any person who controls, is controlled by or is under common control with the named person; a related fund is a registered investment company or an entity exempt from the definition of an investment company pursuant to Sections 3(c)(1) or 3(c)(7) of the 1940 Act, in each case for which the Advisor or any of its affiliates acts as investment adviser.

As of December 31, 2007, none of the Non-Interested Trustees, nor any members of their immediate families, beneficially owned any securities issued by the Advisor or any other entity in a control relationship to the Advisor.

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During the calendar years of 2006 and 2007, none of the Non-Interested Trustees, nor any member of their immediate family, had any direct or indirect interest (the value of which exceeds $120,000), whether by contract, arrangement or otherwise, in the Advisor or any other entity in a control relationship to the Advisor.

During the calendar years 2006 and 2007, none of the Non-Interested Trustees, nor any members of their immediate families, except for Mr. Rakolta and Ms. Payne, had an interest in a transaction or a series of transactions in which the aggregate amount involved exceeded $120,000 and to which any of the following were a party (each, a “Fund-Related Party”): (i) the Fund, (ii) an officer of the Fund, (iii) a related fund, (iv) an officer of any related fund, (v) an advisor to the Munder Funds; (vi) any affiliate of an advisor to the Munder Funds; or (vii) an officer of any such affiliate.

Ms. Payne is Director, Vice Chairman and Chief Financial Officer of Taubman Centers, Inc. (“Taubman”), a publicly-held real estate investment trust specializing in developing and operating regional shopping centers. Mr. Rakolta is Chairman and Chief Executive Officer, Walbridge Aldinger Company (“Walbridge”), a privately-owned construction/real estate company. During the 2006 and 2007 calendar years, Comerica Bank, a wholly-owned subsidiary of Comerica, which was the indirect parent company of the Advisor until December 29, 2006, and which is the indirect parent company of World Asset Management Inc., was one of several commercial banks and lending facilities with which Taubman had secured lines of credit, Taubman had construction loans and mortgage loans, and Walbridge had a stand-by line of credit. In all cases, the arrangements with Comerica Bank were subject to standard agreements that were negotiated at arms’ length, subject to customary terms, conditions and interest rates.

None of the Funds’ Trustees or officers has any arrangement with any other person pursuant to which the Trustee or officer was elected to serve in such capacity. During the calendar years 2006 and 2007, none of the Non-Interested Trustees, nor any members of their immediate family, had any relationship (the value of which exceeds $120,000) with any Fund-Related Party, including, but not limited to, relationships arising out of (i) the payments for property and services, (ii) the provision of legal services, (iii) the provision of investment banking services (other than as a member of the underwriting syndicate), or (iv) the provision of consulting service.

During the calendar years 2006 and 2007, none of the Non-Interested Trustees, nor any member of their immediate family, had any position, including as an officer, employee, director or partner, with any of: (i) the Fund, (ii) an officer of the Fund, (iii) a related fund, (iv) an officer of any related fund, (v) the Advisor, or (vi) any other entity in a control relationship to the Fund.

Proxy Voting Policies. Ordinarily, the securities in which the Fund invests will be non-voting securities. In the event that the Fund does receive a proxy statement related to a portfolio security, it is the Fund’s policy that proxies received are voted in the best interests of the Fund shareholders. The Board has delegated to the Advisor discretionary investment management authority with respect to the assets of the Fund, which includes proxy voting authority, and directed that the Advisor implement proxy voting policies and procedures (“Proxy Procedures”) in exercising that authority. Set forth below are the Advisor’s policies on voting shares owned by the Fund. These policies may be revised from time to time with the approval of the Board.

The Advisor has adopted and implemented the Proxy Procedures and has established a “Proxy Committee” as a means reasonably designed to ensure that the Advisor votes any proxy or other beneficial interest in an equity security prudently and solely in the best interest of the Funds considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote.

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The Advisor has retained ISS Governance Services, a subsidiary of RiskMetrics Group, Inc., (“ISS”) to review proxies received for client accounts and recommend how to vote them. ISS has established voting guidelines that are consistent in all material respects with the policies and the process noted herein. The Advisor has also retained ISS to provide its voting agent service. As such, ISS is responsible for ensuring that all proxy ballots are submitted in a timely manner. At least annually, the Proxy Committee will review ISS’s “Proxy Voting Guidelines” to confirm that they are consistent in all material respects with the Advisor’s Proxy Procedures. The Proxy Committee meets as needed to administer the Advisor’s proxy review and voting process and revise and update the Proxy Procedures as appropriate. At least monthly, the Proxy Committee reviews selected recommendations made by ISS to further the goal of voting proxies in a manner consistent with the best interest of the Funds.

The Advisor generally will vote proxies consistent with ISS’s recommendations without independent review, unless the subject matter of the proxy solicitation raises complex, unusual or significant issues and client holdings for a particular issuer are of meaningful size or value.

For these purposes, the holding of a particular issuer would be considered to be meaningful if: (i) the particular issuer soliciting proxies or to whom the proxy solicitation relates represents at least two percent (2%) of the fair market value of any advisory client’s account and the fair market value of the portfolio holding is at least one million dollars ($1,000,000); or (ii) all client accounts with respect to which the Advisor holds full discretionary authority to vote a client’s proxies hold, in the aggregate, at least one percent (1%) of the outstanding voting shares of the issuer. As a result of the foregoing, MCM will generally vote proxies consistent with ISS’s recommendations without independent review, unless the subject matter of the proxy solicitation raises complex, unusual or significant issues and the cost of reviewing ISS’s advice and recommendations with respect to a particular proxy do not outweigh the potential benefits to clients from its review of ISS’s advice and recommendations.

In each instance where the Advisor does not separately review ISS’s recommendations, clients’ proxies will always be voted consistent with ISS’s recommendations. In each instance where the Advisor does separately review ISS’s recommendation, the Advisor may vote differently from ISS’s recommendation, if, based upon certain criteria generally described in the following paragraph, the Advisor determines that such vote is in the best interests of the Fund.

The Advisor generally is willing to vote with recommendations of management on matters of a routine administrative nature (e.g., appointment or election of auditors). The Advisor’s position is that management should be allowed to make those decisions that are essential to the ongoing operation of the company and that are not expected to have a major economic impact on the corporation and its shareholders. The Advisor generally is opposed to special interest proposals that involve an economic cost to the corporation or that restrict the freedom of management to operate in the best interest of the corporation and its shareholders. With respect to those issues, the Advisor will generally refrain from voting or vote with management. The Advisor is generally not willing to vote with management on proposals that have the potential for major adverse economic impact on the corporation and the long-term value of its shares (e.g., executive compensation issues) without independent analysis. The Advisor believes that the owners of the corporation should carefully analyze and decide such issues on a case-by-case basis.

From time to time a portfolio manager, an analyst or a member of the Proxy Committee may disagree with ISS’s recommendation on how to vote proxies for one or more resolutions. However, because the Advisor may have business interests that expose it to pressure to vote a proxy in a manner that may not be in the best interest of the Fund, all requests to vote differently from the ISS recommendation with respect to a particular matter must be submitted to the Proxy Committee and the Advisor’s legal/compliance department (“Legal/Compliance Department”) for independent review. In

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that review, the Proxy Committee seeks to determine whether the request is in the best interests of the Fund and to identify any actual or potential conflicts between the interests of the Advisor and those of the Fund. If the Proxy Committee approves the request, it is then submitted to the Legal/Compliance Department for review of any actual or potential conflicts of interest that have been identified. The Legal/Compliance Department must approve a request before it is implemented. Such a request for approval will be accompanied by a written description of the conflict. The Legal/Compliance Department may approve a request only under the following conditions:

(i)	No Conflict. No conflict of interest is identified.

(ii)	Immaterial or Remote Conflict. A potential or actual conflict of interest is identified, but such conflict, in the reasonable judgment of the Legal/Compliance Department, is so clearly immaterial or remote as to be unlikely to influence any determination made by the Proxy Committee.

(iii)	Material Conflict. In the event a potential or actual conflict of interest is identified and appears to be material, the Legal/Compliance Department may approve the request only with written approval from its applicable clients. If an override request is approved by clients holding a majority of the subject shares over which the Advisor has voting discretion, the Legal/Compliance Department may approve the override with respect to all applicable clients without seeking or obtaining additional approval from each of them. With respect to the Fund, if the Advisor receives instructions from the Board Process and Governance Committee, the Advisor will vote the Fund’s shares in accordance with such instructions. If no instructions are received from the Fund and approval is not obtained from clients holding a majority of the subject shares held by unaffiliated clients, the Advisor will vote the shares in accordance with ISS’s recommendation.

Every decision to vote on a resolution in a proxy solicited by a company held by the Fund in a manner different from the recommendation of ISS is disclosed to the Board at its next regularly scheduled meeting along with an explanation for the vote.

Notwithstanding the above, and pursuant to an exemptive order issued by the SEC to iShares Trust, et al. and procedures approved by the Board, the Fund will vote its shares of an iShares fund in the same proportion as the vote of all other holders of shares of such iShares fund, during any period in which the Munder Funds, the Advisor, and certain affiliates in the aggregate hold 25% or more of the outstanding voting securities of such iShares fund.

The Fund files with the SEC its proxy voting record for each 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Fund each year by August 31. The most recent Form N-PX or voting record information is available without charge, upon request, by calling (800) 438-5789 or by visiting our website at http://www.munder.com or the SEC’s website at http://www.sec.gov.

Trustee Liability. The Declaration of Trust of the Trust provides that all persons having any claim against the Trustees or the Trust shall look solely to the trust property for payment; that no Trustee of the Trust shall be personally liable for or on account of any contract, debt, tort, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the trust property or the conduct of any business of the Trust; and that no Trustee shall be personally liable to any person for any action or failure to act except by reason of such Trustee’s own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her duties as a trustee. With the exception stated, the Declaration of Trust provides that a Trustee is entitled to be indemnified against all liabilities and expenses reasonably incurred by such Trustee in connection with the defense or disposition of any

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proceeding in which he/she may be involved or with which he/she may be threatened by reason of being or having been a Trustee, and that the Trust will indemnify officers, representatives and employees of the Trust to the same extent that Trustees are entitled to indemnification.

INVESTMENT ADVISORY AND OTHER SERVICE ARRANGEMENTS

Investment Advisor. The investment advisor of the Fund is Munder Capital Management, a Delaware general partnership (“MCM” or the “Advisor”). As of the date of this SAI, the partners of MCM are Munder Capital Holdings, LLC, which owns approximately 99.4% of MCM, and Munder Capital Holdings II, LLC, which owns approximately 0.6% of MCM. As of June 30, 2008, the ownership of MCM was as follows: MCM employees held partnership units representing 25.2% of the firm’s value with an opportunity to increase their interest to over 30% (or approximately 35% of the outstanding voting power) within the next four years; Crestview Partners GP, L.P. and its affiliates held units representing 63% of the firm’s value; and other minority-interest investors held units totaling 11.8% of the value. Prior to December 29, 2006, MCM was an indirect subsidiary of Comerica Bank, which in turn, is a wholly-owned subsidiary of Comerica, a publicly-held bank holding company, which owned or controlled approximately 96% (89% on a fully diluted basis) of the partnership interests in MCM.

The Advisor serves as the investment advisor to the Fund and other Munder Funds pursuant to a Combined Advisory Agreement dated December 29, 2006 (“Combined Advisory Agreement”). Under the terms of the Combined Advisory Agreement, the Advisor furnishes continuing investment supervision to the Fund and is responsible for the management of the Fund’s portfolio. Unless delegated to a sub-advisor as permitted under the Combined Advisory Agreement, the Advisor has the responsibility for making decisions to buy, sell or hold a particular security for the Fund, subject to review by the Board.

Unless sooner terminated, the Combined Advisory Agreement will continue in effect until June 30, 2009, and for successive one-year periods thereafter, provided that such continuance is specifically approved annually by (a) the vote of a majority of the Board members who are not parties to the Combined Advisory Agreement or interested persons (as defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on such approval, and (b) either (i) the vote of a majority of the outstanding voting securities of the Fund, or (ii) the vote of a majority of the Board. The Combined Advisory Agreement is terminable with respect to the Fund, or any Munder Fund, by a vote of the Board, or by the holders of a majority of the outstanding voting securities of the Fund, at any time without penalty, upon 60 days’ written notice to the Advisor. The Advisor may also terminate its advisory relationship with respect to the Fund without penalty upon 90 days’ written notice to the Fund. The Combined Advisory Agreement terminates automatically in the event of its assignment (as defined in the 1940 Act).

Under the Combined Advisory Agreement, the Fund has agreed to pay the Advisor for the advisory services provided and expenses assumed by the Advisor, an annual fee computed daily and payable daily at an annual rate of 0.20% of the Fund’s average daily net assets.

The Advisor has voluntarily agreed to waive a portion of its management fee so that actual management fees are 0.16%. In addition, the Advisor has voluntarily agreed to reimburse the Fund’s operating expenses (other than management fees, brokerage, interest, taxes, and extraordinary expenses) in an amount sufficient to keep the Fund’s other operating expenses at 0.00%. The Advisor may discontinue its waiver of a portion of its management fee or all or part of the expense reimbursement at any time.

The advisory fees received, advisory fees waived, and other expenses reimbursed by the Advisor for the Fund (including when it was a Predecessor Fund) for the fiscal year ended December 31, 2005, the period ended June 30, 2006, and the fiscal years ended June 30, 2007 and June 30, 2008 are set forth below.

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Fiscal year ended December 31, 2005(1)
Advisory Fees	Advisory Fees Waived	Other Expenses Reimbursed by the Advisor
$2,219,134	$496,638	$1,936,367

Period ended June 30, 2006
Advisory Fees	Advisory Fees Waived	Other Expenses Reimbursed by the Advisor
$1,259,605	$251,921	$1,049,058

Fiscal year ended June 30, 2007
Advisory Fees	Advisory Fees Waived	Other Expenses Reimbursed by the Advisor
$3,003,457	$601,758	$2,332,271

Fiscal year ended June 30, 2008
Advisory Fees	Advisory Fees Waived	Other Expenses Reimbursed by the Advisor
$3,386,101	$3,194,247	—

(1)	Effective February 14, 2006, the Fund changed its fiscal and tax year end from December 31 to June 30.

Administrator. In addition to serving as the Advisor to the Fund, MCM serves as the administrator (“Administrator”) for the Munder Funds. The Fund has entered into a Combined Administration Agreement with MCM (“Administration Agreement”) that was amended and restated on October 30, 2003, and most recently amended on June 30, 2008. Pursuant to the Administration Agreement, MCM is responsible for (i) general administrative duties associated with the day-to-day operations of the Fund; (ii) monitoring and coordinating the activities of the other service providers of the Fund; (iii) providing fund accounting functions, including overseeing the computation of the Fund’s net asset value; (iv) assisting in the preparation of financial and tax reports; (v) ongoing monitoring and testing of portfolio compliance; and (vi) oversight and review of regulatory affairs and corporate governance. In performing its duties and obligations under the Administration Agreement, MCM shall not be held liable except in the case of its willful misconduct, bad faith or negligence in the performance of such duties and obligations.

The Administration Agreement permits MCM to enter into an agreement with one or more third parties pursuant to which such third parties may provide sub-administrative services to the Fund. Accordingly, MCM has entered into a sub-administration agreement with State Street Bank and Trust Company (“Sub-Administrator”), to provide certain administrative services to the Fund.

As compensation for its administrative services, the Administrator is entitled to receive from each Munder Fund $8,800 annually ($8,000 prior to April 1, 2008) for services relating to the preparation of financial reports plus an annual fee that is computed daily and payable monthly equal to the greater of (1) $50,000 plus $6,000 per each active class of such Munder Fund greater than one, or (2) a percentage of

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the average daily net assets of such Munder Fund that varies with the amount of such Munder Fund’s average daily net assets as follows: (a) 0.1530% of average daily net assets up to $100,000,000, (b) 0.128% of average daily net assets from $100,000,001 to $250,000,000, (c) 0.104% of average daily net assets from $250,000,001 to $500,000,000, (d) 0.079% of average daily net assets from $500,000,001 to $1,000,000,000 and (e) 0.055% of average daily net assets in excess of $1,000,000,000.

For the fiscal year ended December 31, 2005, the period ended June 30, 2006, the fiscal years ended June 30, 2007 and 2008, MCM received administrative fees from the Funds in the amounts set forth in the table below.

Calendar year ended December 31, 2005(1)	Period ended June 30, 2006	Fiscal year ended June 30, 2007	Fiscal year ended June 30, 2008
$1,068,712	$574,047	$1,290,830	$1,389,179

(1)	Effective February 14, 2006, the Fund changed its fiscal and tax year end from December 31 to June 30.

Distributor. The Fund’s distributor is Funds Distributor, LLC (“FD” or “Distributor”) and its principal office is located at 10 High Street, 15th Floor, Boston, Massachusetts 02110. The Trust has entered into a distribution agreement (“Distribution Agreement”) under which the Distributor, as agent, sells shares of the Fund on a continuous basis. The Distributor has agreed to use appropriate efforts to solicit orders for the purchase of shares of the Fund, although it is not obligated to sell any particular amount of shares. Under the Distribution Agreement, the Fund pays no fees to FD for its services as distributor. Nevertheless, in its role as distributor, FD is the dealer of record on shares of the Fund purchased without using a broker or other intermediary (“Fund Direct Transaction”), and, as such, FD may receive any applicable Rule 12b-1 fees associated with such Fund Direct Transactions. FD may use those Fund Direct Transaction-related 12b-1 fees to pay distribution-related expenses. FD’s use of such 12b-1 fees would result in a potential economic benefit to the Advisor. In addition, the Advisor pays FD a fee for providing certain distribution support services relating to the Fund.

Services Arrangements - Comerica Class K Shares. Under the non-Rule 12b-1 Distribution and Service Plan (“Plan”) applicable to the Comerica Class K shares of the Fund (formerly known as Class K shares), the Fund may pay up to 0.25% of the value of the average daily net assets of the Comerica Class K shares beneficially owned by the customers of banks and other financial institutions to financial institutions that have entered into agreements with the Fund to provide shareholder services to their customers. The Plan with respect to the Comerica Class K shares is a non-Rule 12b-1 shareholder servicing plan.

Services provided by financial institutions under their Comerica Class K shares service agreements may include: (i) aggregating and processing purchase and redemption requests for Comerica Class K shares from customers and placing net purchase and redemption orders with the Distributor; (ii) providing customers with a service that invests the assets of their accounts in Comerica Class K shares pursuant to specific or pre-authorized instructions; (iii) processing dividend payments on behalf of customers; (iv) providing information periodically to customers showing their positions in Comerica Class K shares; (v) arranging for bank wires; (vi) responding to customer inquiries relating to the services performed by the institutions; (vii) providing sub-accounting with respect to Comerica Class K shares beneficially owned by customers or the information necessary for sub-accounting; (viii) if required by law, forwarding shareholder communications from the Fund (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers; (ix) forwarding to customers proxy statements and proxies containing any proposals regarding the Fund’s arrangements with institutions; and (x) providing such other similar services as the Fund may reasonably request to the extent the institutions are permitted to do so under applicable statutes, rules and regulations.

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Under the terms of the Plan, the Plan continues from year to year with respect to each class of shares, provided such continuance is approved annually by vote of the Board, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of that Plan (“Non-Interested Plan Trustees”). All amendments of the Plan also must be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without penalty, by vote of a majority of the Non-Interested Plan Trustees or by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the relevant class of the respective Fund. Pursuant to the Plan, the Distributor will provide the Board of Trustees quarterly reports of amounts expended under the Plan and the purpose for which such expenditures were made.

In the case of Comerica Class K shares, the Trustees have determined that there is a reasonable likelihood that the agreements with banks and other financial institutions will benefit the Fund and its shareholders by affording the Fund greater flexibility in connection with the servicing of the accounts of the beneficial owners of their shares in an efficient manner.

During the fiscal years ended June 30, 2008 and 2007, the period ended June 30, 2006 and the fiscal year ended December 31, 2005, the Fund made no payments to the Distributor under the Plan.

Additional Compensation Paid to Intermediaries. In addition to paying fees under the Fund’s Plan, the Fund may pay fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the Advisor or the Munder Funds, for sub-administration, sub-transfer agency and other services associated with shareholders whose shares are held of record in omnibus, other group accounts or accounts traded through registered securities clearing agents. These additional fees paid by the Fund to intermediaries may take one of two forms: (i) basis point payments on net assets; and/or (ii) fixed dollar amount payments per shareholder account.

The Fund’s Advisor or Distributor, out of its own resources and without additional cost to the Fund or its shareholders, may provide additional cash payments or non-cash compensation to intermediaries who sell shares of the Fund, including affiliates of the Advisor. Such payments and compensation are in addition to the service fees paid by the Fund.

Additional cash payments may be made by the Advisor or Distributor to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to Fund shareholders.

Currently, the Advisor has revenue sharing arrangements with approximately 14 intermediaries, the most significant of which are Merrill Lynch, Comerica Bank, Charles Schwab and Citigroup Global Markets. Revenue sharing payments to financial institutions are usually structured in any of three ways: (i) as a percentage of gross sales; (ii) as a percentage of net assets; and/or (iii) a fixed dollar amount. During the year ended June 30, 2008, the Advisor and/or Distributor accrued and/or paid approximately $2.6 million to various unaffiliated entities pursuant to the revenue sharing arrangements applicable to all series of MST and MST II.

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From time to time, the Fund’s service providers, or any of their affiliates, may also pay non-cash compensation to the sales representatives of intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of regional or national events of intermediaries. In addition, the Fund, the Fund’s service providers, or any of its affiliates, may conduct and/or pay for training and educational meetings for sales representatives of unaffiliated broker-dealers that sell the Fund, and may pay or reimburse for associated meals, lodging and transportation.

Custodian. State Street Bank and Trust Company (“Custodian”), located at One Lincoln Street, Boston, Massachusetts 02111, serves as the custodian to the Fund. Pursuant to the terms and provisions of the custodian contract between the Custodian and the Trust, the Custodian keeps the books of account for the Fund.

Transfer and Dividend Disbursing Agent. PNC Global Investment Servicing (“Transfer Agent”), located at 4400 Computer Drive, Westborough, Massachusetts 01581, serves as the transfer and dividend disbursing agent for the Fund pursuant to a transfer agency agreement with the Trust and MST II under which the Transfer Agent (i) issues and redeems shares of the Fund; (ii) addresses and mails all communications by the Fund to its record owners, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders; (iii) maintains shareholder accounts; (iv) responds to correspondence by shareholders of the Fund; (v) makes periodic reports to the Board concerning the operations of the Fund; and (vi) conducts certain anti-money laundering activities on behalf of the Fund.

Comerica Bank. As stated in the Fund’s Prospectus, Comerica Class K shares of the Fund are sold to customers of banks and other institutions. Such banks and institutions may include Comerica Bank, its affiliates and subsidiaries, and other institutions that have entered into agreements with the Trust for providing shareholder services for their customers.

Other Information Pertaining to Administration, Custodian and Transfer Agency Agreements. The Administrator, the Transfer Agent and the Custodian each receive a separate fee for their respective services. Except as noted in this SAI, the Fund’s service contractors bear all expenses in connection with the performance of their services and the Fund bears the expenses incurred in its operations. Expenses borne by the Fund include, but are not limited to, fees paid to the Advisor, the Administrator, the Custodian and the Transfer Agent; fees and expenses of officers and the Board; taxes; interest; legal and auditing fees; brokerage fees and commissions; certain fees and expenses in registering and qualifying the Fund and its shares for distribution under Federal and state securities laws; expenses of preparing prospectuses and statements of additional information and of printing and distributing prospectuses and statements of additional information to existing shareholders; the expense of reports to shareholders, shareholders’ meetings and proxy solicitations; fidelity bond and directors’ and officers’ liability insurance premiums; the expense of using independent pricing services; and other expenses which are not assumed by the Administrator. Any general expenses of the Trust or MST II that are not readily identifiable as belonging to a particular investment portfolio are allocated among all investment portfolios of the Trust and MST II by or under the direction of the Board in a manner that the Board determines to be fair and equitable, taking into consideration whether it is appropriate for expenses to be borne by the Fund in addition to the other series of the Trust and MST II, as applicable. The Advisor, the Administrator, the Custodian and the Transfer Agent may voluntarily waive all or a portion of their respective fees and/or reimburse certain Fund expenses from time to time.

CODE OF ETHICS

The Trust, MST II, and the Advisor have adopted a code of ethics as required by applicable law, which is designed, among other things, to prevent affiliated persons of the Trust, MST II, and the Advisor from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to

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be acquired by the Fund (which may also be held by persons subject to a code of ethics). There can be no assurance that the code of ethics will be effective in preventing such activities. The code of ethics may be examined at the office of the SEC in Washington, DC or on the Internet from the SEC’s website at http://www.sec.gov.

PORTFOLIO TRANSACTIONS

Subject to the general supervision of the Board, the Advisor causes investment decisions for the Fund to be made and oversees the placement of purchase and sale orders for portfolio securities on behalf of the Fund.

Consistent with the Combined Advisory Agreement for the Fund, the Advisor selects broker-dealers to execute transactions on behalf of the Fund using its best efforts to seek the best overall terms available. In assessing the best overall terms available for any transaction, the Advisor considers all factors it deems relevant, including, but not limited to, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker-dealer, anonymity and confidentiality, promptness, the quality of any research provided (i.e., quantity and quality of information provided, diversity of sources utilized, nature and frequency of communication, professional experience, analytical ability and professional stature of the broker), the net results of specific transactions, the difficulty of execution, the size of the order, the operational facilities of the broker-dealer, the broker-dealer’s risk in positioning a block of securities, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. While the Advisor generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily pay the lowest spread or commission available.

In selecting broker-dealers to execute a particular transaction, and in evaluating the best overall terms available, the Advisor is authorized to consider the brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act) provided to the Fund and/or other accounts over which the Advisor or its affiliates exercise investment discretion. The Advisor may cause the Fund to pay a broker-dealer that furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Advisor determines in good faith that such commission is reasonable in relation the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Advisor to the Fund. Such brokerage and research services might consist of reports and statistics on specific companies or industries, general summaries of groups of bonds and their comparative earnings and yields, or broad overviews of the securities markets and the economy. Shareholders of the Fund should understand that the services provided by such brokers may be useful to the Advisor in connection with the Advisor’s services to other clients.

Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by the Advisor and does not reduce the advisory fees payable to the Advisor by the Fund. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, the Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

Transactions on U.S. stock exchanges generally involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Transactions on foreign stock exchanges involve payment for brokerage commissions that are generally fixed. Over-the-counter issues, including corporate debt and government securities, are normally traded through dealers on a “net” basis (i.e., without commission), or directly with Orders will be priced at the Fund’s Net Asset Value next computed after they are received by an authorized financial services institution or its authorized designee.

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the issuer. With respect to over-the-counter transactions, the Advisor will normally deal directly with dealers who make a market in the instruments except in those circumstances where more favorable prices and execution are available elsewhere. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer’s mark-up or mark-down.

The Fund may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Fund will engage in this practice, however, only when the Advisor believes such practice to be in such Fund’s best interests.

Investment decisions for the Fund and for other investment accounts managed by the Advisor are made independently of each other in the light of differing conditions. However, the same investment decision may be made for two or more of such accounts. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and one or more other accounts, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner the Advisor believes to be equitable to each such account. Although the Advisor seeks the most favorable overall net results for all of the accounts in any aggregated transaction, in some cases, this practice may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other investment companies or accounts in order to obtain best execution.

The Fund will not purchase any securities while the Advisor or any affiliated person (as defined in the 1940 Act) is a member of any underwriting or selling group for such securities, except pursuant to procedures adopted by the Board in accordance with Rule 10f-3 under the 1940 Act.

Under the 1940 Act, persons affiliated with the Advisor, the Distributor and their affiliates are prohibited from dealing with the Fund as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available.

The Fund is required to identify the securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parent companies held by it as of the close of its most recent fiscal year and state the value of such holdings. As of June 30, 2008, the Fund held securities of Merrill Lynch Co., Inc. valued at $265,000,000, UBS Finance (Delaware) LLC valued at $24,936,320, Lehman Brothers Holdings, Inc. valued at $25,000,000 and State Street Bank and Trust Company valued at $2,409,000. As of September 30, 2008, the Fund held no securities of Lehman Brothers Holdings, Inc.

Since the Fund will invest only in short-term debt instruments, its annual portfolio turnover rate will be relatively high. However, brokerage commissions are normally not paid on money market instruments, therefore portfolio turnover is not expected to have a material effect on the net investment income of the Fund. The portfolio turnover rate of the Fund is calculated by dividing the lesser of the Fund’s annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were 397 days or less) by the monthly average value of the securities held by the Fund during the year. The Fund may engage in short-term trading to achieve its investment objective. Portfolio turnover may vary greatly from year to year as well as within a particular year.

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ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Purchases. As described in the Prospectus (including the Shareholder Guide), shares of the Fund may be purchased in a number of different ways. Such alternative sales arrangements permit an investor to choose the method of purchasing shares that is most beneficial depending on the amount of the purchase, the length of time the investor expects to hold shares and other relevant circumstances. An investor may place orders directly through the Transfer Agent or the Distributor or through arrangements with his/her authorized broker, financial advisor or other intermediary.

The term “immediate family member” means any investor’s grandparent, spouse of a grandparent, parent, spouse of a parent, child, spouse of a child, spouse, brother or sister, or any of the foregoing relatives of the investor’s spouse (i.e., in-laws), and includes step and adoptive relationships.

In-Kind Purchases. Payment for shares of the Fund may, in the discretion of the Advisor, be made in the form of securities that are permissible investments for the Fund as described in the Prospectus. For further information about this form of payment please contact the Transfer Agent. In connection with an in-kind securities payment, the Fund will require, among other things, that the securities (a) meet the investment objectives and policies of the Fund; (b) are acquired for investment and not for resale; (c) are liquid securities that are not restricted as to transfer either by law or liquidity of markets; (d) have a value that is readily ascertainable by a listing on a nationally recognized securities exchange; and (e) are valued on the day of purchase in accordance with the pricing methods used by the Fund and that the Fund receives satisfactory assurance that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other tax matters relating to the securities. Call the Fund at (800) 438-5789 for more information.

Retirement Plans. Shares of the Fund may be purchased in connection with various types of tax deferred retirement plans, including traditional and Roth individual retirement accounts (“IRAs”), SIMPLE IRAs, SEPs, SAR SEPs, qualified plans, non-qualified plans, deferred compensation for public schools and charitable organizations (403(b) plans), simplified employee pension IRAs, Education Savings Accounts (“ESAs”), top-hat plans, and similar types of tax deferred retirement plans. An individual or organization considering the establishment of a retirement plan should consult with an attorney and/or an accountant with respect to the terms and tax aspects of the plan. A $15.00 annual custodial fee is charged to all IRA, 403(b) and ESA accounts. This fee must be paid in December of each year and may be paid by check or by liquidating shares from the account.

Redemptions. The redemption price for Fund shares is the net asset value next determined after receipt of the redemption request in proper form.

Redemption proceeds are normally paid in cash; however, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the portfolio of the particular Fund, in lieu of cash, in conformity with applicable rules of the SEC. If shares are redeemed in kind, the redeeming shareholder might incur transaction costs in converting the assets into cash. The Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its net assets during any 90-day period for any one shareholder.

The Fund has authorized one or more financial service institutions to receive redemption orders on its behalf. Certain of these financial services institutions are authorized to designate plan administrator intermediaries to receive redemption orders on behalf of the Fund. To the extent permitted by law, the Fund will be deemed to have received a redemption order when an authorized financial services institution or, if applicable, the financial services institution’s authorized designee, receives the order.

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Involuntary Redemptions. The Fund may involuntarily redeem any account if its value falls below the applicable minimum initial investment for the account, or $2,500, whichever is lower. A notice of redemption, sent by first-class mail to the investor’s address of record, will fix a date not less than 30 days after the mailing date, and shares will be redeemed at the close of business on that date unless sufficient additional shares are purchased to bring the aggregate account value up to the required level. The Fund may also redeem an account involuntarily if it otherwise appears appropriate to do so in light of the Fund’s responsibilities under the 1940 Act or in connection with a failure of the appropriate person(s) to furnish certified taxpayer identification numbers, other tax-related certifications, or if the Fund is unable to verify the account holder’s identity. In each case, shares will be redeemed at the net asset value next calculated after the account is closed. A check for the redemption proceeds payable to the investor will be mailed to the investor at the address of record.

Other Purchase and Redemption Information. The Fund reserves the right to suspend or postpone redemptions during any period when: (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (b) the NYSE is closed other than for customary weekend and holiday closings; (c) the SEC has by order permitted such suspension or postponement for the protection of the shareholders or (d) an emergency, as determined by the SEC, exists making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable. Upon the occurrence of any of the foregoing conditions, the Fund may also suspend or postpone the recording of the transfer of its shares.

In addition, the Fund may compel the redemption of, reject any order for, or refuse to give effect on the Fund’s books to the transfer of, its shares where the relevant investor or investors have not furnished the Fund with valid, certified taxpayer identification numbers and such other tax-related certifications as the Fund may request. The Fund may also redeem shares involuntarily if it otherwise appears appropriate to do so in light of the Fund’s responsibilities under the 1940 Act or in connection with a failure of the appropriate person(s) to furnish certified taxpayer identification numbers and other tax-related certifications.

Brokers or other financial intermediaries may charge their customers a processing or service fee in connection with the purchase or redemption of the Fund’s shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual broker or other financial intermediary. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectus and this SAI. An investor’s broker or other financial intermediary will provide the investor with specific information about any processing or service fees they will be charged.

NET ASSET VALUE

In seeking to maintain a stable net asset value of $1.00 per share with respect to the Fund, portfolio securities are valued according to the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act. Under this method the market value of an instrument is approximated by amortizing the difference between the acquisition cost and value at maturity of the instrument on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account. The market value of debt securities usually reflects yields generally available on securities of similar quality. When such yields decline, market values can be expected to increase, and when yields increase, market values can be expected to decline.

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As indicated, the amortized cost method of valuation may result in the value of a security being higher or lower than its market price, the price the Fund would receive if the security were sold prior to maturity. The Board has established procedures reasonably designed, taking into account current market conditions and the Fund’s investment objective, for the purpose of maintaining a stable net asset value of $1.00 per share for the Fund for purposes of sales and redemptions. These procedures include a review by the Board, at such intervals as they deem appropriate, of the extent of any deviation of net asset value per share, based on available market quotations, from the $1.00 amortized cost per share. Should that deviation exceed  1/2 of 1% for the Fund, the Board will promptly consider whether any action should be initiated and, if so, what action. If the Board believes that the extent of any deviation from the Fund’s $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing investors, it will take such steps as it considers appropriate to eliminate or reduce any such dilution or unfair results to the extent reasonably practicable. Such action may include redeeming shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends, shortening the average portfolio maturity, reducing the number of outstanding shares without monetary consideration, and utilizing a net asset value per share as determined by using available market quotations.

Pursuant to Rule 2a-7 under the 1940 Act, the Fund will maintain a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable net asset value per share, provided that the Fund will not purchase any security with a remaining maturity (within the meaning of Rule 2a-7 under the 1940 Act) greater than 397 days (securities subject to repurchase agreements, variable and floating rate securities, and certain other securities may bear longer maturities) nor maintain a dollar-weighted average portfolio maturity which exceeds 90 days. In addition, the Fund may acquire only U.S. dollar-denominated obligations that present minimal credit risks and that are “First Tier Securities” at the time of investment. First Tier Securities are those that are rated in the highest rating category by at least two NRSROs or by one if it is the only NRSRO rating such obligation or, if unrated, determined to be of comparable quality. A security is deemed to be rated if the issuer has any security outstanding of comparable priority and such security has received a short-term rating by an NRSRO. The Advisor will determine that an obligation presents minimal credit risks or that unrated investments are of comparable quality, in accordance with guidelines established by the Board. There can be no assurance that a constant net asset value will be maintained by the Fund.

Equity securities, except for securities traded in the Nasdaq National Market or the Nasdaq SmallCap Market, are valued at the last sale price. If there are no sales of such securities on the date of valuation, but closing bid and asked prices for such day are available, then such securities will be valued, subject to the approval of the Advisor’s Pricing Committee (the “Pricing Committee”), at the mean between the most recently quoted bid and asked prices. Equity securities traded in the Nasdaq National Market or the Nasdaq SmallCap Market are valued at the Nasdaq Official Closing Price (“NOCP”), unless the NOCP is not available, in which case the value will be the Consolidated Closing Price (“CCP”) reported by Nasdaq. The NOCP is calculated at 4:00:02 p.m. (Eastern Time) on each business day as follows: (i) if the last traded price of a listed security reported by a Nasdaq member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, then the NOCP will be the last bid price (if higher) or the last ask price (if lower). Fixed income securities are valued at evaluated bid prices.

In the event that a price for a security is not available through the means described above, the security may be valued using pricing services or broker-dealer quotations. The Fund may employ pricing services selected by the Advisor, and approved by the Board, which may use generally accepted pricing methodologies. This may result in the securities being valued at a price different from the price that would have been determined had the pricing service not been used. If a pricing service cannot provide a valuation for the security, the security may be valued by using quotations from a broker-dealer selected by the Advisor.

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Where no last sales price is available for a Depositary Receipt (defined to include an ADR, ADS, GDR, EDR or NYR) on the exchange or market where it is principally traded, the Depositary Receipt will be valued at the closing sales price of its underlying security on the security’s principal foreign exchange, multiplied by the relevant exchange rate and the conversion rate of the Depositary Receipt to one share of its underlying security. If a Depositary Receipt cannot be valued pursuant to the preceding sentence, then the Depositary Receipt will be valued, subject to the approval of the Pricing Committee, at the mean between the most recently quoted bid and asked prices of its underlying security on the valuation date, multiplied by the relevant exchange rate and the conversion rate of the Depositary Receipt to one share of its underlying security. If a Depositary Receipt cannot be valued pursuant to the preceding sentence, then the Depositary Receipt will be valued, subject to the approval of the Pricing Committee, as of the business day prior to the valuation date using the methods described above.

Securities which are principally traded outside of the U.S. are valued at the closing price or last quoted sales price on the security’s principal exchange, except for less actively-traded securities trading on the London Stock Exchange, generally referred to as “Non-SETS.” These securities are valued at the mid-price between the bid and ask prices. Foreign currencies, investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates generally determined as of 4:00 p.m. Eastern Time. Where no last sales price is available for an equity security on the foreign exchange or market where it is principally traded, such security may be valued at the bid price or the last quoted sales price for local shares of the security.

All cash, receivables and current payables are carried on the Fund’s books at their face value. Other assets, if any, are valued at fair value as determined in good faith under the supervision of the Board.

If reliable current market values are not readily available for a security, such security will be valued at its fair value by the Pricing Committee. Current market values may be considered to be not readily available for a security when transactions in the security are infrequent, the validity of quotations appears questionable, there is a thin market, the size of reported trades is not considered representative of a company’s holdings (as in the case of certain debt securities), or trading for a security is restricted or halted. In addition, a foreign security will be valued by the Pricing Committee if an event has occurred after the relevant foreign market has closed, but prior to the calculation of the relevant Fund’s net asset value that is likely to materially affect the value of such security (i.e., a “significant event”). Examples of potentially significant events that could affect the value of an individual security include corporate actions by the issuer, announcements by the issuer relating to its earnings or products, regulatory news, natural disasters and litigation. Examples of potentially significant events that could affect multiple securities held by the Fund include governmental actions, natural disasters, and armed conflicts.

The Pricing Committee, which is made up of the Advisor’s officers and employees as designated from time to time by management of the Advisor, values such securities using pricing procedures that have been approved by the Board in order to determine the security’s fair value. The procedures require the Pricing Committee to meet when a security’s market price is not readily available. In order to guard against any conflict of interest with respect to pricing determinations, members of the Fund’s portfolio management team will not serve on the Pricing Committee in a voting capacity with respect to any pricing determination for the Fund. The Pricing Committee provides a forum for considering time-sensitive valuation issues, including those relating to market closures, changes in illiquid security values and other events that may have a potentially material impact on security values. The Pricing Committee will review all the valuation methodologies used by it and will take any actions necessary to ensure that appropriate procedures and internal controls are in place to address valuation issues. Generally, two voting members of the Pricing Committee are required to approve a valuation determination or procedural

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change. However, due to the unexpected nature of many day-to-day pricing matters and the limited amount of time available to make a pricing determination, a single member of the Pricing Committee may act on behalf of the full Committee when the other members are not readily available to participate in the determination before the applicable deadline. Minutes of all Pricing Committee meetings are reviewed by the Advisor and provided to the Board at its next regularly scheduled Board meeting. The Pricing Committee, in its discretion, may request the Board’s input on any particular issue.

PERFORMANCE INFORMATION

From time to time, quotations of the Fund’s performance may be included in advertisements, sales literature, or reports to shareholders or prospective investors. These performance figures are calculated in the following manner:

YIELD

The Fund’s current and effective yields are computed using standardized methods required by the SEC. The annualized yield is computed by: (a) determining the net change in the value of a hypothetical account having a balance of one share at the beginning of a seven-calendar day period; (b) dividing the net change by the value of the account at the beginning of the period to obtain the base period return; and (c) annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared and all dividends declared on both the original share and any additional shares, but does not include realized gains and losses or unrealized appreciation and depreciation. Compound effective yields are computed by adding 1 to the base period return (calculated as described above), raising the sum to a power equal to 365/7 and subtracting 1.

Yield may fluctuate daily and does not provide a basis for determining future yields. Because the yield of the Fund will fluctuate, it cannot be compared with yields on savings accounts or other investment alternatives that provide an agreed to or guaranteed fixed yield for a stated period of time. However, yield information may be useful to an investor considering temporary investments in money market instruments. In comparing the yield of one money market fund to another, consideration should be given to the Fund’s investment policies including the types of investments made, lengths of maturities of the portfolio securities, and whether there are any special account charges which may reduce the effective yield.

The performance of the Fund is not fixed or guaranteed. Performance quotations should not be considered to be representations of performance of the Fund for any period in the future. The performance of any investment is generally a function of portfolio quality and maturity, type of investment and operating expenses.

From time to time, in advertisements or in reports to shareholders, the Fund’s yields or total returns may be quoted and compared to those of other mutual funds with similar investment objectives or compared to stock or other relevant indices. In addition, the tax-equivalent yield (and hypothetical examples illustrating the effect of tax-equivalent yields) of the Fund may be quoted in advertisements or reports to shareholders. Hypothetical examples showing the difference between a taxable and a tax-free investment may also be provided to shareholders.

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TAXES

The following summarizes certain additional Federal and state income tax considerations generally affecting the Fund and its shareholders that are not described in the Fund’s Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. This discussion is based upon present provisions of the Internal Revenue Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership and disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

General. The Fund intends to elect and qualify annually to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code. As a regulated investment company, the Fund generally is exempt from Federal income tax on its net investment income and realized capital gains which it distributes to its shareholders, provided that it distributes an amount equal to the sum of (a) at least 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss), if any, for the year and (b) at least 90% of its net tax-exempt interest income, if any, for the year (“Distribution Requirement”) and satisfies certain other requirements of the Internal Revenue Code that are described below. Distributions of investment company taxable income and net tax-exempt interest income made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year will satisfy the Distribution Requirement.

In addition to satisfying the Distribution Requirement, the Fund must derive with respect to a taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, net income from certain publicly traded partnerships, and gains from the sale or other disposition of stock or securities or foreign currencies, or from other income derived with respect to its business of investing in such stock, securities, or currencies (“Income Requirement”).

In addition to the foregoing requirements, at the close of each quarter of its taxable year, at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer) and no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trade or business or in certain publicly traded partnerships.

Distributions of net investment income received by the Fund from investments in debt securities and any net realized short-term capital gains distributed by the Fund will generally be taxable to shareholders as ordinary income regardless of whether the distribution is paid in cash or reinvested in shares and will not be eligible for the dividends-received deduction for corporations.

The Fund intends to distribute to shareholders any excess of net long-term capital gain over net short-term capital loss (“net capital gain”) for each taxable year. Such gain is designated and distributed as a capital gain dividend and is taxable to shareholders as gain from the sale or exchange of a capital asset held for more than one year, regardless of the length of time a shareholder has held his or her Fund shares, and regardless of whether the distribution is paid in cash or reinvested in shares. The Fund expects that capital gain dividends will be taxable to shareholders as long-term gain. Capital gain dividends are not eligible for the dividends-received deduction for corporations. Due to the investment strategies of the Fund, it will not typically derive net long-term capital gains.

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In the case of corporate shareholders, distributions of the Fund for any taxable year generally qualify for the dividends-received deduction to the extent of the gross amount of “qualifying dividends” received by the Fund for the year and if certain holding period and other requirements are met. Generally, a dividend will be treated as a “qualifying dividend” if it has been received from a domestic corporation. The Fund does not expect to derive a material amount of such “qualifying dividends” and, thus, it is unlikely that the Fund will distribute a material amount of dividends that qualify for the dividends-received deduction.

Current law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains and on certain qualifying dividend income. The rate reductions do not apply to corporate taxpayers. The Fund will be able to separately designate distributions of any qualifying long-term capital gains or qualifying dividends earned by the Fund that would be eligible for the lower maximum rate, although the Fund will not typically derive long-term capital gains or qualifying dividend income. A shareholder would also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower rate. Distributions from funds, such as the Fund, investing primarily in bonds and other debt instruments will not generally qualify for the lower rates. The rate reductions for long-term capital gains and qualified dividend income are currently scheduled to expire after 2010 in the absence of further Congressional action.

If, for any taxable year, the Fund does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In such event, all distributions (whether or not derived from exempt-interest income) would be taxable as ordinary income and may be eligible for the dividends-received deduction in the case of corporate shareholders to the extent of the Fund’s current and accumulated earnings and profits.

Shareholders will be advised annually as to the Federal income tax consequences of distributions made by the Fund each year.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses, as prescribed by the Internal Revenue Code) for the one-year period ending on October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that was not distributed or taxed to the Fund during those years. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are made. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement.

The Fund will be required in certain cases to withhold and remit to the United States Treasury at the current rate of 28% of taxable distributions, including gross proceeds realized upon sale or other dispositions paid to any shareholder (i) who has provided either an incorrect tax identification number or no number at all, (ii) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of taxable interest or dividend income properly, or (iii) who has failed to certify that he or she is not subject to backup withholding or that he or she is an “exempt recipient.”

Disposition of Shares. Upon the redemption, sale or exchange of shares of the Fund, a shareholder generally may realize a capital gain or loss depending upon his or her basis in the shares. Assuming the Fund continuously maintains a net asset value of $1.00 per share, a shareholder of the Fund will not recognize gain or loss upon a sale or exchange of such shares.

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Although the Fund expects to qualify as a “regulated investment company” and to be relieved of all or substantially all Federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.

Constructive Sales. IRS rules may affect the timing and character of gain if the Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If the Fund enters into certain transactions in property while holding substantially identical property, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund’s holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund’s holding period and the application of various loss deferral provisions of the Internal Revenue Code.

Currency Fluctuations - “Section 988” Gains or Losses. Under the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues receivables or liabilities denominated in a foreign currency, and the time the Fund actually collects such receivables or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain options, futures and forward contracts, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Internal Revenue Code as “Section 988” gains or losses, may increase or decrease the amount of the Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.

Other Taxation. The foregoing discussion relates only to U.S. Federal income tax law and certain state taxes as applicable to U.S. persons (i.e., U.S. citizens and residents and domestic corporations, partnerships, trusts and estates). Distributions by the Fund and dispositions of Fund shares also may be subject to state and local taxes, and their treatment under state and local income tax laws may differ from the U.S. Federal income tax treatment. Shareholders should consult their tax advisers with respect to particular questions of U.S. Federal, state and local taxation. Shareholders who are not U.S. persons should consult their tax advisers regarding U.S. and foreign tax consequences of ownership of shares of the Fund, including the likelihood that distributions to them would be subject to withholding of U.S. Federal income tax at a rate of 30% (or at a lower rate under a tax treaty). Under recently enacted legislation, a Fund may be able to designate certain distributions as being derived from net interest income or net short-term capital gains and such designated distributions would generally not be subject to U.S. tax withholding. The provision expired with respect to taxable years of a Fund beginning after December 31, 2007. It should also be noted that the provision did not eliminate all withholding on distributions by a registered investment company to foreign investors. Distributions that are derived from dividends on corporate stock or from ordinary income other than interest would still be subject to withholding. As an example, foreign currency gains and ordinary income from swaps or investments in PFICs would still be subject to withholding when distributed to foreign investors. This law may be extended, possibly with retroactive effect. Even if this law is extended, however, the Fund does not anticipate making any designations of any net interest income or net short-term capital gains, which would generally result in withholding on the full amount of distributions paid to foreign shareholders from such sources.

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Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

ADDITIONAL INFORMATION CONCERNING SHARES

The Trust is a Delaware statutory trust. Under the Declaration of Trust, the beneficial interest in the Trust may be divided into an unlimited number of full and fractional transferable shares. The Trust’s Declaration of Trust authorizes the Board to classify or reclassify any authorized but unissued shares of the Trust into one or more additional portfolios (or classes of shares within a portfolio) by setting or changing, in any one or more respects, their respective designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption.

Pursuant to such authority, the Trust’s Board of Trustees has authorized the issuance of an unlimited number of shares of beneficial interest of the Trust representing interests in the Institutional Money Market Fund. The Fund offers shares in two separate classes: Comerica Class K and Comerica Class Y shares (formerly known as Class K and Class Y shares, respectively).

The Board has adopted a plan pursuant to Rule 18f-3 under the 1940 Act (“Multi-Class Plan”) on behalf of the Fund. The Multi-Class Plan provides that each class of shares of the Fund is identical, except for one or more expense variables, certain related rights, exchange and conversion privileges, class designation and sales charges assessed due to differing distribution methods.

In the event of a liquidation or dissolution of the Trust or the Fund, shareholders of the Fund would be entitled to receive the assets available for distribution belonging to the Fund, and a proportionate distribution, based upon the relative net asset values of the Fund and the Trust’s other series, of any general assets not belonging to any particular Fund which are available for distribution. Upon liquidation, shareholders of the Fund are entitled to participate in the net distributable assets of the Fund, based on the number of shares of the Fund that are held by each shareholder.

Holders of all outstanding shares of the Fund will vote together in the aggregate and not by class on all matters, except that only Comerica Class K shares of the Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to the Distribution and Service Plan as it relates to the Fund’s Comerica Class K shares. Further, shareholders of the Fund, as well as those of any other investment portfolio now or hereafter offered by the Trust, will vote together in the aggregate and not separately on a Fund-by-Fund basis, except as otherwise required by law or when permitted by the Board. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of the Fund affected by the matter. The Fund is affected by a matter unless (i) it is clear that the interests of the Fund in the matter are substantially identical to the other Funds of the Trust or (ii) that the matter does not affect any interest of the Fund. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to the Fund only if approved by a majority of the outstanding shares of the Fund. However, the Rule also provides that the ratification of the appointment of independent auditors, the approval of principal underwriting contracts and the election of trustees may be effectively acted upon by shareholders of the Trust voting together in the aggregate without regard to the Fund.

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Shares of the Trust have non-cumulative voting rights and, accordingly, the holders of more than 50% of the Trust’s outstanding shares (irrespective of class) may elect all of the trustees or directors. Shares of the Fund have no subscription or preemptive rights and only such conversion and exchange rights as the Board may grant in its discretion. When issued for payment as described in the Prospectus and SAI, shares will be fully paid and non-assessable by the Trust.

Shareholder meetings to elect Trustees will not be held unless and until such time as required by law. At that time, the Trustees then in office will call a shareholders’ meeting to elect Trustees. Except as set forth above, the Trustees will continue to hold office and may appoint successor Trustees. Meetings of the shareholders of the Trust shall be called by the Trustees upon the written request of shareholders owning at least 10% of the outstanding shares entitled to vote.

The Trust’s Declaration of Trust, as amended, authorizes the Board of Trustees, without shareholder approval (unless otherwise required by applicable law), to: (i) sell and convey the assets belonging to a series or a class of shares to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of such series or class to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (ii) sell and convert the assets belonging to one or more series or classes of shares into money and, in connection therewith, to cause all outstanding shares of such series or class to be redeemed at their net asset value; or (iii) combine the assets belonging to a series or class of shares with the assets belonging to one or more other series or classes of shares if the Board of Trustees reasonably determines that such combination will not have a material adverse effect on the shareholders of any series or class participating in such combination and, in connection therewith, to cause all outstanding shares of any such series or class to be redeemed or converted into shares of another series or class of shares at their net asset value. However, the exercise of such authority may be subject to certain restrictions under the 1940 Act. The Trust’s Board of Trustees may authorize the termination of any series or class of shares after the assets belonging to such series or class have been distributed to its shareholders.

Notwithstanding any provision of law requiring a greater vote of the Trust’s shares (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law (for example, by Rule 18f-2) or by the Trust’s Declaration of Trust, the Trust may take or authorize such action upon the favorable vote of the holders of more than 50% of the outstanding shares of beneficial interest of the Fund and the Trust’s other funds, if any (voting together without regard to class). In any vote submitted to shareholders of the Fund, each whole share held by a shareholder will be entitled to one vote for each share as to any matter on which it is entitled to vote, and each fractional share shall be entitled to a proportionate fractional vote.

OTHER INFORMATION

Legal Counsel. The law firm of Dechert LLP, 1775 I Street, N.W., Washington, DC 20006, has passed upon certain legal matters in connection with the shares offered by the Fund and serves as counsel to the Trust. The law firm of Morgan Lewis, 1111 Pennsylvania Avenue, NW, Washington, DC 20004, serves as counsel to the Non-Interested Trustees.

Independent Registered Public Accounting Firm. Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, serves as the Trust’s independent registered public accounting firm.

Control Persons and Principal Holders of Securities. As of October 1, 2008, the following person(s) owned of record or were known by the Fund to own beneficially 5% or more of any class of the Fund.

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Class	Name and Address	Percentage of Class Outstanding (%)
INSTITUTIONAL MONEY MARKET FUND K	NATIONAL FINANCIAL SERVICES CORP FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS 5TH FL P O BOX 3908 CHURCH STREET STATION NEW YORK NY 10008-3908	95.46%
INSTITUTIONAL MONEY MARKET FUND Y	CALHOUN & CO C/O COMERICA BANK DETROIT ATTN VICKY FROEHLICH P O BOX 75000 DETROIT MI 48275-3455	82.86%
INSTITUTIONAL MONEY MARKET FUND Y	STATE STREET & CO FBO MUNDER CAPITAL 1776 HERITAGE DR STE 1 QUINCY MA 02171-2197	9.13%
INSTITUTIONAL MONEY MARKET FUND Y	COMERICA BANK COMERICA SECURITIES/DIRECT 201 W FORT ST MC 3089 DETROIT MI 48226	8.01%

As of October 1, 2008, Comerica Bank held of record, as agent or trustee for its customers, more than 25% of the outstanding shares of the Fund. As a result Comerica Bank may be deemed to have control of the Fund and may be able to affect the outcome of matters presented for a vote of the shareholders of the Fund. Other shareholders of record with more than 25% of the outstanding shares of the Fund are believed to be held only as nominee.

Shareholder Approvals. As used in this SAI and in the Prospectus, a “majority of the outstanding shares” of the Fund means the lesser of (a) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (b)  more than 50% of the outstanding shares of the Fund.

REGISTRATION STATEMENT

This SAI and the Fund’s Prospectus do not contain all the information included in the Fund’s registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby; certain portions have been omitted pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, DC. Text-only versions of fund documents can be viewed online or downloaded from the SEC’s website at http://www.sec.gov.

Statements contained herein and in the Fund’s Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in such instance, reference is made to the copy of such contract or other documents filed as an exhibit to the Fund’s registration statement, each such statement being qualified in all respects by such reference.

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ANNUAL FUND OPERATING EXPENSES

Unless otherwise noted, the Fund’s expense ratio, identified as “Annual Fund Operating Expenses” in the Prospectus expense tables, reflects the Fund’s actual operating expenses for its most recent fiscal year as a percentage of the Fund’s average net assets for the year. Because the percentage is based on the Fund’s “average” net assets over a period of one year, it does not identify what the expense ratio would be at asset levels that differ from the average. Asset levels that are substantially higher or lower than the average may result in substantially lower or higher expense ratios. A fund with a sizable percentage of non-asset-based fees, which experiences a significant asset decline during a fiscal year, may have substantially increased expense ratios in its following fiscal year absent a significant increase in assets or reduction in non-asset-based fees. Depending on the circumstances, a fund may not be able to proportionately reduce non-asset-based fees should assets decrease. Examples of non-asset-based fees include transfer agency (for certain of the Trust’s other series), sub-accounting, and sub-transfer agency, printing, custody (out-of-pocket), audit and legal fees.

FINANCIAL STATEMENTS

The financial statements of the Fund (including when it was a Predecessor Fund) including the notes thereto, dated June 30, 2008 have been audited by Ernst & Young LLP, an independent registered public accounting firm, and are incorporated by reference into this SAI from the Annual Report of the Fund dated as of June 30, 2008. The information under the caption “Financial Highlights”, appearing in the related Prospectus dated October 31, 2008, shows the Fund’s financial performance for the past six periods through June 30, 2008, and has been derived from the financial statements audited by Ernst & Young LLP. Such financial statements and financial highlights are included or incorporated by reference herein in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

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APPENDIX A

NRSRO CREDIT RATINGS

Following are descriptions of the credit ratings issued by certain NRSROs.

Long-Term Bonds

From Moody’s Investors Service (“Moody’s”) description of its bond ratings:

“Aaa”: Bonds which are rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

“Aa”: Bonds which are rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in “Aaa” securities.

“A”: Bonds which are rated “A” possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

“Baa”: Bonds which are rated “Baa” are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

“Ba”: Bonds which are rated “Ba” are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

“B”: Bonds which are rated “B” generally lack characteristics of the desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

“Caa”: Bonds which are rated “Caa” are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from “Aa” through “Caa”. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

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From Standard & Poor’s Rating Services (“S&P”) description of its bond ratings:

“AAA”: An obligation rated “AAA” has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA”: An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A”: An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB”: An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“BB,” “B,” “CCC,” “CC” and “C”: Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” is the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB”: An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B”: An obligation rated “B” is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC”: An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC”: An obligation rated “CC” is currently highly vulnerable to nonpayment.

“C”: A “C” rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is subject of a bankruptcy petition or similar action which have not experienced a payment default.

The ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

From Fitch Ratings Ltd.(“Fitch”) description of its bond ratings:

“AAA”: Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in the case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

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“AA”: Very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A”: High credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

“BBB”: Good credit quality. “BBB” ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate, but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

“BB”: Speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment-grade.

“B”: Highly speculative. “B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

“CCC,” “CC” and “C”: High default risk. Default is a real possibility. A “CCC” rating indicates capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions. A “CC” rating indicates that default of some kind appears probable. A “C” rating signals imminent default.

“+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” category or to categories below “CCC”.

Short-Term Bonds

The following Moody’s designations indicate the relative repayment ability of rated issuers:

“Prime-1” or “P-1”: Issuers rated “Prime-1” (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. “Prime-1” repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

“Prime-2” or “P-2”: Issuers rated “Prime-2” (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics of “Prime-1” rated issuers, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

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From S&P’s description of its short-term issue credit ratings:

“A-1”: The obligor’s capacity to meet its financial commitment on the obligation is strong. Those obligations designated with a plus sign (+) indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2”: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated “A-1.”

A Fitch short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

“F1”: Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2”: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

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